                                                               AIM BALANCED FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM Balanced Fund seeks to achieve as high a total return as possible, consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 7
Portfolio Managers                                   7

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term
  Trading Activity Disclosures                     A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities. The fund will invest at least 25% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   34.97%
1996...................................................................   19.25%
1997...................................................................   24.41%
1998...................................................................   12.46%
1999...................................................................   19.04%
2000...................................................................   -4.21%
2001...................................................................  -11.33%
2002...................................................................  -17.85%
2003...................................................................   17.23%
2004...................................................................    7.65%


    The Class A shares' year-to-date total return as of March 31, 2005 was -0.84%.

    During the periods shown in the bar chart, the highest quarterly return was 16.22% (quarter ended December 31, 1999) and the lowest quarterly return was -12.21% (quarter ended September 30, 2001).

                               -----------------
                               AIM BALANCED FUND
                               -----------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                            SINCE         INCEPTION
December 31, 2004)              1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
-----------------------------------------------------------------------------------------
Class A                                                                         03/31/78
  Return Before Taxes              2.55%    (3.46)%     8.44%          --
  Return After Taxes on
     Distributions                 2.11     (4.26)      7.26           --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                   1.84     (3.33)      6.72           --
Class B                                                                         10/18/93
  Return Before Taxes              1.91     (3.60)      8.28           --
Class C                                                                         08/04/97
  Return Before Taxes              5.90     (3.24)        --         2.15
Class R(2)                                                                      03/31/78(2)
  Return Before Taxes              7.43     (2.74)      8.70           --
-----------------------------------------------------------------------------------------
S&P 500 Index(3)                  10.87     (2.30)     12.07           --             --
Custom Balanced Index(4)          11.54      6.59      11.65           --             --
Lipper Balanced Fund Index(5)      8.99      2.95       9.44           --             --
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.
(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five and ten year periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Custom Balanced Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Custom Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. This index consists of the following indices: 60% Russell 1000(R) Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with the lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(5) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                   CLASS A       CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                     4.75%          None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)        None(1,2)      5.00%      1.00%      None(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.52%     0.52%     0.52%     0.52%

Distribution and/or
Service (12b-1) Fees                        0.25      1.00      1.00      0.50

Other Expenses                              0.31      0.31      0.31      0.31

Total Annual Fund
Operating Expenses(5)                       1.08      1.83      1.83      1.33
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) At the request of the Trustees of AIM Funds Group, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 1.07%, 1.82%, 1.82% and 1.32% for Class A, Class B, Class C and Class R shares, respectively, for the year ended December 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $580     $802     $1,042     $1,730
Class B                                      686      876      1,190      1,951
Class C                                      286      576        990      2,148
Class R                                      135      421        729      1,601
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $580     $802     $1,042     $1,730
Class B                                      186      576        990      1,951
Class C                                      186      576        990      2,148
Class R                                      135      421        729      1,601
--------------------------------------------------------------------------------

                               -----------------
                               AIM BALANCED FUND
                               -----------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE
RATIO 1.08%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.92%           7.99%       12.23%       16.63%       21.20%       25.95%       30.89%
End of Year Balance           $10,392.00      $10,799.37   $11,222.70   $11,662.63   $12,119.81   $12,594.90   $13,088.62
Estimated Annual Expenses     $   110.12      $   114.43   $   118.92   $   123.58   $   128.43   $   133.46   $   138.69
-------------------------------------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE
RATIO 1.08%                     YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        36.02%       41.35%       46.89%
End of Year Balance           $13.601.70   $14,134.88   $14,688.97
Estimated Annual Expenses     $   144.13   $   149.78   $   155.65
-------------------------------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 1.83%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.17%           6.44%        9.81%       13.30%       16.89%       20.59%       24.42%
End of Year Balance           $10,317.00      $10,644.05   $10,981.47   $11,329.58   $11,688.73   $12,059.26   $12,441.54
Estimated Annual Expenses     $   185.90      $   191.79   $   197.87   $   204.15   $   210.62   $   217.29   $   224.18
-------------------------------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 1.83%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        28.36%       33.39%       38.62%
End of Year Balance           $12,835.93   $13,339.10   $13,861.99
Estimated Annual Expenses     $   231.29   $   141.35   $   146.89
-------------------------------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 1.83%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.17%           6.44%        9.81%       13.30%       16.89%       20.59%       24.42%
End of Year Balance           $10,317.00      $10,644.05   $10,981.47   $11,329.58   $11,688.73   $12,059.26   $12,441.54
Estimated Annual Expenses     $   185.90      $   191.79   $   197.87   $   204.15   $   210.62   $   217.29   $   224.18
-------------------------------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 1.83%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        28.36%       32.43%       36.63%
End of Year Balance           $12,835.93   $13,242.83   $13,662.63
Estimated Annual Expenses     $   231.29   $   238.62   $   246.18
-------------------------------------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.33%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.67%           7.47%       11.42%       15.51%       19.75%       24.14%       28.70%
End of Year Balance           $10,367.00      $10,747.47   $11,141.90   $11,550.81   $11,974.72   $12,414.20   $12,869.80
Estimated Annual Expenses     $   135.44      $   140.41   $   145.56   $   150.91   $   156.44   $   162.19   $   168.14
-------------------------------------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.33%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        33.42%       38.32%       43.39%
End of Year Balance           $13,342.12   $13,831.77   $14,339.40
Estimated Annual Expenses     $   174.31   $   180.71   $   187.34
-------------------------------------------------------------------------------------------------------------------------

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.52% of average daily net assets.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.
They are assisted by the advisor's Basic Value and Taxable Investment Grade Bond Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Balanced Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                          2004               2003          2002          2001
                                                       ----------         ----------    ----------    ----------          2000
Net asset value, beginning of period                   $    23.93         $    20.81    $    25.94    $    30.10       $    32.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32               0.35(a)       0.49(a)       0.71(a)(b)       0.92(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              1.49               3.20         (5.09)        (4.14)           (2.23)
=================================================================================================================================
    Total from investment operations                         1.81               3.55         (4.60)        (3.43)           (1.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.44)             (0.43)        (0.53)        (0.73)           (0.79)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --                 --            --            --            (0.49)
=================================================================================================================================
    Total distributions                                     (0.44)             (0.43)        (0.53)        (0.73)           (1.28)
=================================================================================================================================
Net asset value, end of period                         $    25.30         $    23.93    $    20.81    $    25.94       $    30.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              7.65%             17.23%       (17.85)%      (11.36)%          (4.18)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,049,415         $1,297,378    $1,434,164    $2,284,776       $2,507,641
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.07%(d)(e)        1.10%         1.06%         1.01%            0.96%
=================================================================================================================================
Ratio of net investment income to average net assets         1.38%(d)           1.60%         2.11%         2.60%(b)         2.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        39%               114%           78%           73%              55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $1,155,013,999.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.08%.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2004             2003        2002         2001
                                                             --------         --------    --------    ----------          2000
Net asset value, beginning of period                         $  23.87         $  20.77    $  25.88    $    30.01       $    32.61
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.14             0.19(a)     0.31(a)       0.50(a)(b)       0.66(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.50             3.17       (5.06)        (4.11)           (2.23)
=================================================================================================================================
    Total from investment operations                             1.64             3.36       (4.75)        (3.61)           (1.57)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)           (0.26)      (0.36)        (0.52)           (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --          --            --            (0.49)
=================================================================================================================================
    Total distributions                                         (0.26)           (0.26)      (0.36)        (0.52)           (1.03)
=================================================================================================================================
Net asset value, end of period                               $  25.25         $  23.87    $  20.77    $    25.88       $    30.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  6.91%           16.29%     (18.46)%      (12.01)%          (4.93)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $604,378         $739,424    $766,330    $1,176,679       $1,358,823
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.82%(d)(e)      1.85%       1.81%         1.76%            1.73%
=================================================================================================================================
Ratio of net investment income to average net assets             0.63%(d)         0.85%       1.36%         1.86%(b)         2.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            39%             114%         78%           73%              55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $671,079,230.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.83%.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          CLASS C
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004             2003        2002        2001
                                                              --------         --------    --------    --------         2000
Net asset value, beginning of period                          $  23.91         $  20.80    $  25.92    $  30.05       $  32.65
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14             0.19(a)     0.31(a)     0.50(a)(b)     0.66(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.50             3.18       (5.07)      (4.11)         (2.23)
==============================================================================================================================
    Total from investment operations                              1.64             3.37       (4.76)      (3.61)         (1.57)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)           (0.26)      (0.36)      (0.52)         (0.54)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --          --          --          (0.49)
==============================================================================================================================
    Total distributions                                          (0.26)           (0.26)      (0.36)      (0.52)         (1.03)
==============================================================================================================================
Net asset value, end of period                                $  25.29         $  23.91    $  20.80    $  25.92       $  30.05
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   6.90%           16.32%     (18.46)%    (11.99)%        (4.93)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $211,297         $264,513    $302,346    $483,644       $365,510
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           1.82%(d)(e)      1.85%       1.81%       1.76%          1.73%
==============================================================================================================================
Ratio of net investment income to average net assets              0.63%(d)         0.85%       1.36%       1.85%(b)       2.03%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             39%             114%         78%         73%            55%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $234,948,213.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.83%.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                             CLASS R
                                                              --------------------------------------
                                                                   YEAR ENDED          JUNE 3, 2002
                                                                  DECEMBER 31,          (DATE SALES
                                                              ---------------------    COMMENCED) TO
                                                               2004           2003     DECEMBER 31,
                                                              ------         ------        2002
Net asset value, beginning of period                          $23.95         $20.83       $ 23.73
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.29           0.30(a)       0.22(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.47           3.19         (2.78)
====================================================================================================
    Total from investment operations                            1.76           3.49         (2.56)
====================================================================================================
Less distributions from net investment income                  (0.38)         (0.37)        (0.34)
====================================================================================================
Net asset value, end of period                                $25.33         $23.95       $ 20.83
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 7.43%         16.92%       (10.82)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,621         $3,812       $   293
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.32%(c)(d)    1.35%         1.33%(e)
====================================================================================================
Ratio of net investment income to average net assets            1.13%(c)       1.35%         1.83%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                        39%           114%           78%
____________________________________________________________________________________________________
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $4,609,890.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.33%.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
  ON FORM N-Q, ARE ALSO AVAILABLE AT
  WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Balanced Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     BAL-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                         AIM BASIC BALANCED FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM Basic Balanced Fund seeks to achieve long-term growth of capital and current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities. The fund will invest at least 25% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities and up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. In selecting equity investments, the portfolio managers seek to identify those companies whose stock prices are undervalued by investors due to temporary factors and that provide the potential for attractive returns. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -10.97%
2003...................................................................   22.35%
2004...................................................................    6.89%


    The Class A shares' year-to-date total return as of March 31, 2005 was -1.05%.

    During the period shown in the bar chart, the highest quarterly return was 14.54% (quarter ended June 30, 2003) and the lowest quarterly return was -11.63% (quarter ended September 30, 2002).

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
(for the periods ended                               SINCE           INCEPTION
December 31, 2004)                        1 YEAR    INCEPTION           DATE
----------------------------------------------------------------------------------
Class A                                                                09/28/01
  Return Before Taxes                      1.84%        5.67%
  Return After Taxes on Distributions      1.30         5.27
  Return After Taxes on Distributions
     and Sale of Fund Shares               1.90         4.72
Class B                                                                09/28/01
  Return Before Taxes                      1.12         5.76
Class C                                                                09/28/01
  Return Before Taxes                      5.21         6.59
Class R(1)                                                             09/28/01(1)
  Return Before Taxes                      6.80         7.12
----------------------------------------------------------------------------------
S&P 500 Index(2)                          10.87         6.58(5)        09/30/01(5)
Custom Basic Balanced Index(3)            11.54         8.78(5)        09/30/01(5)
Lipper Balanced Fund Index(4)              8.99         6.93(5)        09/30/01(5)
----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Custom Basic Balanced Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(3) The Custom Basic Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. This index consists of the following indices: 60% Russell 1000--Registered Trademark-- Value and 40% Lehman Brothers U.S. Aggregate Bond. The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass throughs and asset backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(4) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.
(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------
(fees paid directly
from your
investment)                       CLASS A    CLASS B    CLASS C    CLASS R
---------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                     4.75%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                  None(1,2)   5.00%     1.00%      None(3)
---------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
---------------------------------------------------------------------------
(expenses that are
deducted from
fund assets)                      CLASS A    CLASS B    CLASS C    CLASS R
---------------------------------------------------------------------------
Management Fees                     0.65%      0.65%      0.65%      0.65%

Distribution and/or
Service (12b-1) Fees                0.35       1.00       1.00       0.50

Other Expenses()                    0.49       0.49       0.49       0.49
                                    ----       ----       ----       ----

Total Annual Fund
Operating Expenses                  1.49       2.14       2.14       1.64
                                    ----       ----       ----       ----
Fee Waiver(5)                       0.03       0.03       0.03       0.03
Net Annual Fund
Operating Expenses(6,7)             1.46       2.11       2.11       1.61
                                    ----       ----       ----       ----
---------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management -- Advisor Compensation").
(6) The fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Net Annual Fund Operating Expenses (excluding certain items discussed below) for the fund's Class A, Class B, Class C and Class R shares to 1.50%, 2.15%, 2.15% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expenses on short sales, (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP (as defined herein) described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements may be modified or discontinued without further notice to investors.
(7) At the request of the Trustees of AIM Funds Group, AMVESCAP has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the item in Note 5 above and net of this arrangement were 1.44%, 2.09%, 2.09% and 1.59% for Class A, Class B, Class C and Class R shares, respectively, for the year ended December 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                             $617       $915      $1,235     $2,156
Class B                              714        961       1,334      2,294
Class C                              314        661       1,134      2,459
Class R                              164        508         876      1,930
----------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                             $617       $915      $1,235     $2,156
Class B                              214        661       1,134      2,294
Class C                              214        661       1,134      2,459
Class R                              164        508         876      1,930
----------------------------------------------------------------------------

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE
RATIO 1.46%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.54%           7.21%       11.00%       14.93%       19.00%       23.21%       27.57%
End of Year Balance           $10,354.00      $10,720.53   $11,100.04   $11,492.98   $11,899.83   $12,321.09   $12,757.25
Estimated Annual Expenses     $   148.58      $   153.84   $   159.29   $   164.93   $   170.77   $   176.81   $   183.07
-------------------------------------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE
RATIO 1.46%                     YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        32.09%       36.76%       41.61%
End of Year Balance           $13,208.86   $13,676.45   $14,160.60
Estimated Annual Expenses     $   189.55   $   196.26   $   203.21
-------------------------------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.11%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         2.89%           5.86%        8.92%       12.07%       15.31%       18.64%       22.07%
End of Year Balance           $10,289.00      $10,586.35   $10,892.30   $11,207.09   $11,530.97   $11,864.21   $12,207.09
Estimated Annual Expenses     $   214.05      $   220.23   $   226.60   $   233.15   $   239.89   $   246.82   $   253.95
-------------------------------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.11%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        25.60%       30.04%       34.65%
End of Year Balance           $12,559.88   $13,004.50   $13,464.85
Estimated Annual Expenses     $   261.29   $   186.62   $   193.23
-------------------------------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.11%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         2.89%           5.86%        8.92%       12.07%       15.31%       18.64%       22.07%
End of Year Balance           $10,289.00      $10,586.35   $10,892.30   $11,207.09   $11,530.97   $11,864.21   $12,207.09
Estimated Annual Expenses     $   214.05      $   220.23   $   226.60   $   233.15   $   239.89   $   246.82   $   253.95
-------------------------------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.11%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        25.60%       29.23%       32.96%
End of Year Balance           $12,559.88   $12,922.86   $13,296.33
Estimated Annual Expenses     $   261.29   $   268.84   $   276.61
-------------------------------------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.61%                     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%          10.25%       15.76%       21.55%       27.63%       34.01%       40.71%
Cumulative Return After
  Expenses                         3.39%           6.89%       10.52%       14.27%       18.14%       22.14%       26.28%
End of Year Balance           $10,339.00      $10,689.49   $11,051.87   $11,426.52   $11,813.88   $12,214.37   $12,628.44
Estimated Annual Expenses     $   163.73      $   169.28   $   175.02   $   180.95   $   187.09   $   193.43   $   199.98
-------------------------------------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.61%                     YEAR 8       YEAR 9      YEAR 10
-------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        30.57%       34.99%       39.57%
End of Year Balance           $13,056.55   $13,499.16   $13,956.78
Estimated Annual Expenses     $   206.76   $   213.77   $   221.02
-------------------------------------------------------------------------------------------------------------------------

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offerings funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.65% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranges from 0.65% to 0.55% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

                 ADVISORY FEE RATES BEFORE                                      ADVISORY FEE RATES AFTER
                   JANUARY 1, 2005 WAIVER                                        JANUARY 1, 2005 WAIVER
--------------------------------------------------------------------------------------------------------------------------
                               0.65% of the first $1 billion                               0.62% of the first $250 million
                                0.60% of the next $4 billion                               0.605% of the next $250 million
                             0.55% of amount over $5 billion                                0.59% of the next $500 million
                                                                                           0.575% of the next $1.5 billion
                                                                                            0.56% of the next $2.5 billion
                                                                                           0.545% of the next $2.5 billion
                                                                                            0.53% of the next $2.5 billion
                                                                                         0.515% of amount over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.

They are assisted by the advisor's Basic Value and Taxable Investment Grade Bond Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http//www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Basic Balanced Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
                                                              -------       -------    -------    ------------------
Net asset value, beginning of period                          $ 11.50       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.08          0.05       0.11(a)         0.03(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.71          2.05      (1.28)           0.76
====================================================================================================================
    Total from investment operations                             0.79          2.10      (1.17)           0.79
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.06)     (0.12)          (0.04)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.43)        (0.06)     (0.12)          (0.04)
====================================================================================================================
Net asset value, end of period                                $ 11.86       $ 11.50    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.89%        22.35%    (10.97)%          7.94%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,951       $53,675    $32,414         $10,753
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.47%(c)      1.50%      1.48%           1.43%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.49%(c)      1.57%      1.67%           2.89%(d)
====================================================================================================================
Ratio of net investment income to average net assets             0.73%(c)      0.46%      1.15%           1.16%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $62,199,733.
(d) Annualized.
(e) Not annualized for periods less than one year.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
                                                              -------       -------    -------    ------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.69          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.70          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.84       $ 11.49    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.12%        21.64%    (11.56)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,968       $76,304    $47,597         $16,067
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $79,694,417.
(d) Annualized.
(e) Not annualized for periods less than one year.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
                                                              -------       -------    -------    ------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75          $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.70          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.71          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.85       $ 11.49    $  9.46          $10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.21%        21.64%    (11.57)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,729       $24,790    $15,727          $5,168
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $26,527,387.
(d) Annualized.
(e) Not annualized for periods less than one year.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
                                                                --------------
Net asset value, beginning of period                                $11.61
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.60
==============================================================================
    Total from investment operations                                  0.65
==============================================================================
Less distributions:
  Dividends from net investment income                               (0.06)
------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.33)
==============================================================================
    Total distributions                                              (0.39)
==============================================================================
Net asset value, end of period                                      $11.87
______________________________________________________________________________
==============================================================================
Total return(b)                                                       5.68%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   19
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.62%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.64%(c)
==============================================================================
Ratio of net investment income to average net assets                  0.58%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              64%
______________________________________________________________________________
==============================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $10,434.
(d) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
  ON FORM N-Q, ARE ALSO AVAILABLE AT
  WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Basic Balanced Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     BBA-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                         AIM BASIC BALANCED FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM Basic Balanced Fund seeks to achieve long-term growth of capital and current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing Shares--Grandfathered Investors."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities. The fund will invest at least 25% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities and up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. In selecting equity investments, the portfolio managers seek to identify those companies whose stock prices are undervalued by investors due to temporary factors and that provide the potential for attractive returns. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -10.97%
2003...................................................................   22.35%
2004...................................................................    6.89%


    The Class A shares' year-to-date total return as of March 31, 2005 was -1.05%.

    During the period shown in the bar chart, the highest quarterly return was 14.54% (quarter ended June 30, 2003) and the lowest quarterly return was -11.63% (quarter ended September 30, 2002).

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
(for the periods ended                               SINCE           INCEPTION
December 31, 2004)                        1 YEAR    INCEPTION           DATE
----------------------------------------------------------------------------------
Class A                                                                09/28/01
  Return Before Taxes                      1.84%        5.67%
  Return After Taxes on Distributions      1.30         5.27
  Return After Taxes on Distributions
     and Sale of Fund Shares               1.90         4.72
Class B                                                                09/28/01
  Return Before Taxes                      1.12         5.76
Class C                                                                09/28/01
  Return Before Taxes                      5.21         6.59
Class R(1)                                                             09/28/01(1)
  Return Before Taxes                      6.80         7.12
Investor Class(2)
  Return Before Taxes                      6.89         7.27           09/28/01(2)
----------------------------------------------------------------------------------
S&P 500 Index(3)                          10.87         6.58(6)        09/30/01(6)
Custom Basic Balanced Index(4)            11.54         8.78(6)        09/30/01(6)
Lipper Balanced Fund Index(5)              8.99         6.93(6)        09/30/01(6)
----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.
(2) The returns shown for these periods are the restated historical performance of the fund's Class A shares at net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in these same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is April 29, 2005.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Custom Basic Balanced Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Custom Basic Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. This index consists of the following indices: 60% Russell 1000--Registered Trademark-- Value and 40% Lehman Brothers U.S. Aggregate Bond. The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass throughs and asset backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(5) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.
(6) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------------
(fees paid directly
from your                                                                     INVESTOR
investment)                       CLASS A    CLASS B    CLASS C    CLASS R    CLASS
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                     4.75%      None       None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                  None(1,2)   5.00%     1.00%      None(3)    None
---------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
---------------------------------------------------------------------------------------
(expenses that are
deducted from                                                                 INVESTOR
fund assets)                      CLASS A    CLASS B    CLASS C    CLASS R    CLASS
---------------------------------------------------------------------------------------
Management Fees                     0.65%      0.65%      0.65%      0.65%      0.65%

Distribution and/or
Service (12b-1) Fees                0.35       1.00       1.00       0.50       0.25

Other Expenses(5)                   0.49       0.49       0.49       0.49       0.49

Total Annual Fund
Operating Expenses                  1.49       2.14       2.14       1.64       1.39
Fee Waiver(6)                       0.03       0.03       0.03       0.03       0.03
Net Annual Fund Operating
Expenses(7,8)                       1.46       2.11       2.11       1.61       1.36
---------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.
(6) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management -- Advisor Compensation").
(7) The fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Net Annual Fund Operating Expenses (excluding certain items discussed below) for the fund's Class A, Class B, Class C, Class R and Investor Class shares to 1.50%, 2.15%, 2.15%, 1.65% and 1.40% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest;
    (ii) taxes; (iii) dividend expenses on short sales, (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP (as defined herein) described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements may be modified or discontinued without further notice to investors.
(8) At the request of the Trustees of AIM Funds Group, AMVESCAP has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the item in Note 6 above and net of this arrangement were 1.44%, 2.09%, 2.09% and 1.59% for Class A, Class B, Class C and Class R shares, respectively, for the year ended December 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                             $617       $915      $1,235     $2,156
Class B                              714        961       1,334      2,294
Class C                              314        661       1,134      2,459
Class R                              164        508         876      1,930
Investor Class                       138        431         745      1,654
----------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                             $617       $915      $1,235     $2,156
Class B                              214        661       1,134      2,294
Class C                              214        661       1,134      2,459
Class R                              164        508         876      1,930
Investor Class                       138        431         745      1,654
----------------------------------------------------------------------------

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE
RATIO 1.46%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.54%        7.21%       11.00%       14.93%       19.00%
End of Year Balance           $10,354.00   $10,720.53   $11,100.04   $11,492.98   $11,899.83
Estimated Annual Expenses     $   148.58   $   153.84   $   159.29   $   164.93   $   170.77
--------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE
RATIO 1.46%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        23.21%       27.57%       32.09%       36.76%       41.61%
End of Year Balance           $12,321.09   $12,757.25   $13,208.86   $13,676.45   $14,160.60
Estimated Annual Expenses     $   176.81   $   183.07   $   189.55   $   196.26   $   203.21
--------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.11%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.89%        5.86%        8.92%       12.07%       15.31%
End of Year Balance           $10,289.00   $10,586.35   $10,892.30   $11,207.09   $11,530.97
Estimated Annual Expenses     $   214.05   $   220.23   $   226.60   $   233.15   $   239.89
--------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.11%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.64%       22.07%       25.60%       30.04%       34.65%
End of Year Balance           $11,864.21   $12,207.09   $12,559.88   $13,004.50   $13,464.85
Estimated Annual Expenses     $   246.82   $   253.95   $   261.29   $   186.62   $   193.23
--------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.11%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.89%        5.86%        8.92%       12.07%       15.31%
End of Year Balance           $10,289.00   $10,586.35   $10,892.30   $11,207.09   $11,530.97
Estimated Annual Expenses     $   214.05   $   220.23   $   226.60   $   233.15   $   239.89
--------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.11%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        18.64%       22.07%       25.60%       29.23%       32.96%
End of Year Balance           $11,864.21   $12,207.09   $12,559.88   $12,922.86   $13,296.33
Estimated Annual Expenses     $   246.82   $   253.95   $   261.29   $   268.84   $   276.61
--------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.61%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.39%        6.89%       10.52%       14.27%       18.14%
End of Year Balance           $10,339.00   $10,689.49   $11,051.87   $11,426.52   $11,813.88
Estimated Annual Expenses     $   163.73   $   169.28   $   175.02   $   180.95   $   187.09
--------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.61%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        22.14%       26.28%       30.57%       34.99%       39.57%
End of Year Balance           $12,214.37   $12,628.44   $13,056.55   $13,499.16   $13,956.78
Estimated Annual Expenses     $   193.43   $   199.98   $   206.76   $   213.77   $   221.02
--------------------------------------------------------------------------------------------

INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.36%             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.64%        7.41%       11.32%       15.37%       19.57%
End of Year Balance           $10,364.00   $10,741.25   $11,132.23   $11,537.44   $11,957.41
Estimated Annual Expenses     $   138.48   $   143.52   $   148.74   $   154.15   $   159.76
--------------------------------------------------------------------------------------------

INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.36%             YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        23.93%       28.44%       33.11%       37.96%       42.98%
End of Year Balance           $12,392.66   $12,843.75   $13,311.26   $13,795.79   $14,297.96
Estimated Annual Expenses     $   165.58   $   171.61   $   177.85   $   184.33   $   191.04
--------------------------------------------------------------------------------------------

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offerings funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.65% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranges from 0.65% to 0.55% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
------------------------------------------------------------------------------
         0.65% of the first $1 billion         0.62% of the first $250 million
          0.60% of the next $4 billion         0.605% of the next $250 million
       0.55% of amount over $5 billion          0.59% of the next $500 million
                                               0.575% of the next $1.5 billion
                                                0.56% of the next $2.5 billion
                                               0.545% of the next $2.5 billion
                                                0.53% of the next $2.5 billion
                                             0.515% of amount over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.

They are assisted by the advisor's Basic Value and Taxable Investment Grade Bond Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http//www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Basic Balanced Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
                                                              -------       -------    -------    ------------------
Net asset value, beginning of period                          $ 11.50       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.08          0.05       0.11(a)         0.03(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.71          2.05      (1.28)           0.76
====================================================================================================================
    Total from investment operations                             0.79          2.10      (1.17)           0.79
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.06)     (0.12)          (0.04)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.43)        (0.06)     (0.12)          (0.04)
====================================================================================================================
Net asset value, end of period                                $ 11.86       $ 11.50    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.89%        22.35%    (10.97)%          7.94%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,951       $53,675    $32,414         $10,753
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.47%(c)      1.50%      1.48%           1.43%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.49%(c)      1.57%      1.67%           2.89%(d)
====================================================================================================================
Ratio of net investment income to average net assets             0.73%(c)      0.46%      1.15%           1.16%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $62,199,733.
(d) Annualized.
(e) Not annualized for periods less than one year.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
                                                              -------       -------    -------    ------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.69          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.70          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.84       $ 11.49    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.12%        21.64%    (11.56)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,968       $76,304    $47,597         $16,067
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $79,694,417.
(d) Annualized.
(e) Not annualized for periods less than one year.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
                                                              -------       -------    -------    ------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75          $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.70          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.71          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.85       $ 11.49    $  9.46          $10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.21%        21.64%    (11.57)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,729       $24,790    $15,727          $5,168
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $26,527,387.
(d) Annualized.
(e) Not annualized for periods less than one year.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
                                                                --------------
Net asset value, beginning of period                                $11.61
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.60
==============================================================================
    Total from investment operations                                  0.65
==============================================================================
Less distributions:
  Dividends from net investment income                               (0.06)
------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.33)
==============================================================================
    Total distributions                                              (0.39)
==============================================================================
Net asset value, end of period                                      $11.87
______________________________________________________________________________
==============================================================================
Total return(b)                                                       5.68%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   19
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.62%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.64%(c)
==============================================================================
Ratio of net investment income to average net assets                  0.58%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              64%
______________________________________________________________________________
==============================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $10,434.
(d) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
  ON FORM N-Q, ARE ALSO AVAILABLE AT
  WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Basic Balanced Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     BBA-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                 AIM EUROPEAN SMALL COMPANY FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM European Small Company Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             2
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3
Performance Table                                    4
FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5
Expense Example                                      5
Hypothetical Investment and Expense
  Information                                        6
FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7
Advisor Compensation                                 8
Portfolio Managers                                   8
OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8
Dividends and Distributions                          8
Limited Fund Offering                                8
FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of AIM Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small European companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers various factors when determining whether a company is in Europe, including whether (1) it is organized under the laws of a country in Europe; (2) it has a principal office in a country in Europe; (3) it derives 50% or more of its total revenues from business in a country in Europe; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in a country in Europe. The fund considers a company to be a small company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark--Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000--Registered Trademark-- Index is widely regarded as representative of small cap stocks. Under normal conditions, the top 10 holdings may comprise up to one-third of the fund's total assets.

    The fund will normally invest in the securities of companies located in at least three European countries. The fund may invest up to 35% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its assets in securities of non-European companies. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that have experienced or that they believe have the potential for above average, long-term growth with additional considerations given to valuations and quality metrics. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, and because the fund is non-diversified, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk than if the fund invested more broadly or if it were diversified.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -21.59%
2002...................................................................    2.50%
2003...................................................................   63.96%
2004...................................................................   43.67%


    The Class A shares' year-to-date total return as of March 31, 2005 was 10.21%.

    During the period shown in the bar chart, the highest quarterly return was 22.09% (quarter ended December 31, 2004) and the lowest quarterly return was -19.08% (quarter ended March 31, 2001).

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------
(for the periods ended                                 SINCE          INCEPTION
December 31, 2004)                        1 YEAR     INCEPTION           DATE
-----------------------------------------------------------------------------------
Class A                                                                 08/31/00
  Return Before Taxes                       35.78%        12.24%
  Return After Taxes on Distributions       35.34         12.09
  Return After Taxes on Distributions
    and Sale of Fund Shares                 23.82         10.62
Class B                                                                 08/31/00
  Return Before Taxes                       37.67         12.64
Class C                                                                 08/31/00
  Return Before Taxes                       41.75         12.96
-----------------------------------------------------------------------------------
MSCI EAFE Index(1)                          20.25          0.43(4)      08/31/00(4)
MSCI European Small Cap Index(2)            32.73         13.87         12/31/00(4)
Lipper European Fund Index(3)               22.09          0.18(4)      08/31/00(4)
-----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 21 developed countries. The fund has also included the Morgan Stanley Capital International European Small Cap Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper European Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(2) The MSCI European Small Cap Index includes approximately 500 securities from 15 eligible European countries. MSCI selects the most liquid securities relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country.
(3) The Lipper European Fund Index is an equally weighted representation of the 30 largest funds in the Lipper European Region category. The funds in this index concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.
(4) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                     5.50%      None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds,
whichever is less)                                  None(1,2)  5.00%      1.00%

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                                 2.00%(3)  2.00%(3)   2.00%(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.95%      0.95%      0.95%

Distribution and/or Service (12b-1) Fees            0.35       1.00       1.00

Other Expenses                                      0.73       0.73       0.73

Total Annual Fund Operating Expenses                2.03       2.68       2.68
Fee Waivers(5)                                      0.01       0.01       0.01
Net Annual Fund Operating Expenses(6,7)             2.02       2.67       2.67
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "Shareholder Information--Redeeming Shares--Redemption Fee" for more information.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation"). Further, the fund's advisor has contractually agreed to waive advisory fees or reimburse expenses necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65% and 2.65% on Class A, Class B and Class C shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2005.
(6) At the request of the Trustees of AIM Funds Group, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the item in Note 5 above and net of this arrangement were 2.00%, 2.65% and 2.65% for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.
(7) The distributor has agreed to limit Class A shares Rule 12b-1 distribution plan payments to 0.25% during the period the fund is offered on a limited basis to certain investors. Net Annual Fund Operating Expenses for Class A shares restated in this agreement are 1.92%. These expense limitation agreements may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $744    $1,151    $1,582     $2,778
Class B                                      770     1,131     1,619      2,855
Class C                                      370       831     1,419      3,012
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $744    $1,151    $1,582     $2,778
Class B                                      270       831     1,419      2,855
Class C                                      270       831     1,419      3,012
--------------------------------------------------------------------------------

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE RATIO
2.02%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.98%        6.05%        9.21%       12.46%       15.81%
End of Year Balance              $10,298.00   $10,604.88   $10,920.91   $11,246.35   $11,581.49
Estimated Annual Expenses        $   205.01   $   211.12   $   217.41   $   223.89   $   230.56
-----------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE RATIO
2.02%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           19.27%       22.82%       26.48%       30.25%       34.13%
End of Year Balance              $11,926.62   $12,282.03   $12,648.04   $13,024.95   $13,413.09
Estimated Annual Expenses        $   237.43   $   244.51   $   251.79   $   259.30   $   267.02
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.67%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.33%        4.71%        7.15%        9.65%       12.21%
End of Year Balance              $10,233.00   $10,471.43   $10,715.41   $10,965.08   $11,220.57
Estimated Annual Expenses        $   270.11   $   276.40   $   282.84   $   289.43   $   296.18

-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.67%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           14.82%       17.50%       20.23%       23.82%       27.51%
End of Year Balance              $11,482.01   $11,749.54   $12,023.30   $12,381.60   $12,750.57
Estimated Annual Expenses        $   303.08   $   310.14   $   317.37   $   246.49   $   253.83
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.67%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.33%        4.71%        7.15%        9.65%       12.21%
End of Year Balance              $10,233.00   $10,471.43   $10,715.41   $10,965.08   $11,220.57
Estimated Annual Expenses        $   270.11   $   276.40   $   282.84   $   289.43   $   296.18
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.67%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           14.82%       17.50%       20.23%       23.03%       25.90%
End of Year Balance              $11,482.01   $11,749.54   $12,023.30   $12,303.45   $12,590.12
Estimated Annual Expenses        $   303.08   $   310.14   $   317.37   $   324.76   $   332.33
-----------------------------------------------------------------------------------------------

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.95% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement is 0.95% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the Advisory Fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

       ADVISORY FEE RATES BEFORE                  ADVISORY FEE RATES AFTER
         JANUARY 1, 2005 WAIVER                    JANUARY 1, 2005 WAIVER
----------------------------------------------------------------------------------
       0.95% of average daily net assets          0.935% of the first $250 million
                                                    0.91% of the next $250 million
                                                   0.885% of the next $500 million
                                                    0.86% of the next $1.5 billion
                                                   0.835% of the next $2.5 billion
                                                    0.81% of the next $2.5 billion
                                                   0.785% of the next $2.5 billion
                                                  0.76% of amount over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Jason T. Holzer, (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1996. As the lead manager, Mr. Holzer generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Holzer may perform these functions, and the nature of these functions, may change from time to time.

- Borge Endresen, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999.

    They are assisted by the advisor's Europe/Canada Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM European Small Company Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

LIMITED FUND OFFERING

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund is limiting public sales of its shares to certain investors, effective as of the close of business on March 28, 2005. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------


    The following types of investors may continue to invest in the fund if they were invested in the fund on March 28, 2005 and remain invested in the fund after that date:

  (i)  Existing shareholders of the fund;

  (ii)  Existing shareholders of the fund who open other accounts in their name;

  (iii) The following plans and programs:

     - Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");

     - Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

     - Retirement plans maintained pursuant to Section 457 of the Code;

     - Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and

     - Qualified Tuition Programs maintained pursuant to Section 529 of the
       Code.

    Future investments in the fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

    The following types of investors may open new accounts in the fund, if approved by the distributor:

     - Retirement plans maintained pursuant to Section 401 of the Code;

     - Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

     - Retirement plans maintained pursuant to Section 457 of the Code;

     - Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code;

     - Qualified Tuition Programs maintained pursuant to Section 529 of the Code; and

     - Portfolio management team, including analysts.

    Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.

    At the advisor's discretion, proprietary asset allocation funds may open new accounts in the fund.

    During this limited offering period, the Rule 12b-1 fees for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to Class A shares.

    The fund may resume sales of shares to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                                        --------------------------------------------------         DECEMBER 31,
                                                          2004          2003           2002          2001              2000
                                                        --------       -------        -------       ------       ----------------
Net asset value, beginning of period                    $  12.05       $  7.37        $  7.19       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.05)(a)     (0.03)(a)      (0.04)(a)    (0.05)(a)         (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             5.30          4.74           0.22        (1.93)            (0.74)
=================================================================================================================================
    Total from investment operations                        5.25          4.71           0.18        (1.98)            (0.78)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --         (0.03)            --           --             (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (0.36)           --             --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest      0.00            --             --           --                --
=================================================================================================================================
    Total distributions                                    (0.36)        (0.03)            --           --             (0.05)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                          $  16.94       $ 12.05        $  7.37       $ 7.19            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            43.67%        63.96%          2.50%      (21.59)%           (7.84)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $161,014       $42,103        $13,597       $6,969            $8,606
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements            2.00%(c)      2.00%          2.01%        2.01%             2.07%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements         2.03%(c)      2.68%          3.05%        4.65%             6.28%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.38)%(c)    (0.28)%        (0.51)%      (0.61)%           (1.28)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                    71%          130%           119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $68,672,362.
(d) Annualized.
(e) Not annualized for periods less than one year.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          CLASS B
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004           2003         2002         2001              2000
                                                           -------        ------       ------       ------       ----------------
Net asset value, beginning of period                       $ 11.84        $ 7.27       $ 7.15       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.14)(a)     (0.08)(a)    (0.09)(a)    (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               5.18          4.65         0.21        (1.92)            (0.74)
=================================================================================================================================
    Total from investment operations                          5.04          4.57         0.12        (2.02)            (0.80)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          --            --           --           --             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.36)           --           --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest        0.00            --           --           --                --
=================================================================================================================================
    Total distributions                                      (0.36)           --           --           --             (0.03)
=================================================================================================================================
Net asset value, end of period                             $ 16.52        $11.84       $ 7.27       $ 7.15            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              42.67%        62.86%        1.68%      (22.03)%           (7.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $26,540        $9,415       $5,689       $2,330            $2,851
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.65%(c)      2.65%        2.66%        2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.68%(c)      3.33%        3.70%        5.36%             6.98%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.03)%(c)    (0.93)%      (1.16)%      (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                      71%          130%         119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $14,957,335.
(d) Annualized.
(e) Not annualized for periods less than one year.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004           2003         2002         2001              2000
                                                           -------        ------       ------       ------       ----------------
Net asset value, beginning of period                       $ 11.84        $ 7.27       $ 7.14       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.14)(a)     (0.09)(a)    (0.09)(a)    (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               5.19          4.66         0.22        (1.93)            (0.74)
=================================================================================================================================
    Total from investment operations                          5.05          4.57         0.13        (2.03)            (0.80)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          --            --           --           --             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.36)           --           --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest        0.00            --           --           --                --
=================================================================================================================================
    Total distributions                                      (0.36)           --           --           --             (0.03)
=================================================================================================================================
Net asset value, end of period                             $ 16.53        $11.84       $ 7.27       $ 7.14            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              42.75%        62.86%        1.82%      (22.14)%           (7.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $27,983        $6,346       $2,057       $1,091            $1,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.65%(c)      2.65%        2.66%        2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.68%(c)      3.33%        3.70%        5.36%             6.98%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.03)%(c)    (0.93)%      (1.16)%      (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                      71%          130%         119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $10,900,283.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM European Small Company Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     ESC-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                           AIM GLOBAL VALUE FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM Global Value Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5

Expense Example                                      5

Hypothetical Investment and Expense
  Information                                        6

FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7

Advisor Compensation                                 8

Portfolio Managers                                   8

OTHER INFORMATION                                    8
------------------------------------------------------
Sales Charges                                        8

Dividends and Distributions                          8

FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosure                                       A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective generally by investing in marketable equity securities of domestic issuers and foreign issuers; however, the fund may invest up to 80% of its total assets in marketable equity securities of foreign issuers. The fund invests without regard to market capitalization and will normally invest in the securities of companies located in at least four countries, including the United States. The fund will usually maintain at least 20% of its total assets in U.S. dollar denominated securities.

    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest in securities exchangeable for or convertible into marketable equity securities of foreign and domestic issuers.

    The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may invest up to 30% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds and taxable municipal securities. Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. For risk management or cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that they believe trade below their intrinsic value, based on standard industry measurements and other subjective measurements considered appropriate by the portfolio managers from time to time.

    The portfolio managers may invest in securities that may increase in value as the result of a catalyst such as a new product launch, a restructuring, a management change, or a divestiture of a portion of a company. The portfolio managers may sell the security once they believe that the catalyst has caused the intrinsic value of the security to be realized or they believe that the company may not realize its full market value in the form of increased equity values.

    The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical companies, (2) established companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this market value in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

    In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth of countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to remain invested in a particular country when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    A larger position in cash or cash equivalents could detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

 between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -1.49%
2002...................................................................  -8.08%
2003...................................................................  32.15%
2004...................................................................  17.50%


    The Class A shares' year-to-date total return as of March 31, 2005 was 3.61%.

    During the period shown in the bar chart, the highest quarterly return was 15.10% (quarter ended December 31, 2003) and the lowest quarterly return was -13.40% (quarter ended March 31, 2001).

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
(for the periods ended December 31,                   SINCE          INCEPTION
2004)                                     1 YEAR    INCEPTION           DATE
----------------------------------------------------------------------------------
Class A                                                                12/29/00
  Return Before Taxes                     11.06%        7.36%
  Return After Taxes on Distributions      9.94          7.00
  Return After Taxes on Distributions
     and Sale of Fund Shares               7.50          6.20
Class B                                                                12/29/00
  Return Before Taxes                     11.77          7.79
Class C                                                                12/29/00
  Return Before Taxes                     15.75          8.20
----------------------------------------------------------------------------------
MSCI World Index(1)                       14.72          0.44(5)     12/31/00(5)
MSCI World Value Free Index(2)            18.52          2.76(5)     12/31/00(5)
Lipper Global Multi-Cap Value Fund
  Index(3)                                17.35          4.94(5)     12/31/00(5)
Lipper Global Fund Index(4)               14.38          0.84(5)     12/31/00(5)
----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The Morgan Stanley Capital International World Index measures the performance of securities listed on the stock exchanges of 23 developed countries. The fund has also included the Morgan Stanley Capital International World Value Free Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Global Multi-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer group. The fund has elected to use the Lipper Global Multi-Cap Value Fund Index in comparison to a peer group rather than the Lipper Global Fund Index because Lipper recently modified their global and international classifications to include more narrow categories. Prior to 2004, Lipper did not group these funds based on style characteristics (such as core, growth, and value), but used very broad classifications based on prospectus objectives. The new approach is a more quantitative method for classifying funds.
(2) MSCI World Value Free Index includes buyable opportunities from 23 developed countries and is designed to measure global development market "value" equity performance.
(3) The Lipper Global Multi-Cap Value Fund Index is an equally weighted representation of the 10 largest funds in the Lipper Global Multi-Cap Value category. These are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup Broad Market Index.
(4) The Lipper Global Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Global Funds category. These funds invest at least 25% of their portfolios in securities traded outside of the United States.
(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                               CLASS A        CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                 5.50%          None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                              None(1,2)      5.00%      1.00%

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                             2.00%(3)       2.00%(3)   2.00%(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                      0.85%      0.85%      0.85%

Distribution and/or Service (12b-1) Fees             0.35       1.00       1.00

Other Expenses                                       1.00       1.00       1.00

Total Annual Fund Operating Expenses                 2.20       2.85       2.85

Fee Waivers(5)                                       0.14       0.14       0.14

Net Annual Fund
Operating Expenses(6)                                2.06       2.71       2.71

--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "Shareholder Information--Redeeming Shares--Redemption Fees" for more information.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation"). Further, the fund's advisor has contractually agreed to waive advisory fees or reimburse expenses necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65% and 2.65% on Class A, Class B and Class C shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2005.
(6) At the request of the Trustees of AIM Funds Group, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the item in Note 5 above and net of this arrangement were 2.00%, 2.65% and 2.65% for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.


If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $748    $1,188    $1,653     $2,934
Class B                                      774     1,170     1,691      3,012
Class C                                      374       870     1,491      3,166
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $748    $1,188    $1,653     $2,934
Class B                                      274       870     1,491      3,012
Class C                                      274       870     1,491      3,166
--------------------------------------------------------------------------------

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE
RATIO 2.06%                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.94%        5.97%        9.08%       12.29%       15.59%
End of Year Balance              $10,294.00   $10,596.64   $10,908.18   $11,228.89   $11,559.01
Estimated Annual Expenses        $   209.03   $   215.17   $   221.50   $   228.01   $   234.72
-----------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE
RATIO 2.06%                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           18.99%       22.49%       26.09%       29.79%       33.61%
End of Year Balance              $11,898.85   $12,248.68   $12,608.79   $12,979.49   $13,361.08
Estimated Annual Expenses        $   241.62   $   248.72   $   256.03   $   263.56   $   271.31
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.71%                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.29%        4.63%        7.03%        9.48%       11.99%
End of Year Balance              $10,229.00   $10,463.24   $10,702.85   $10,947.95   $11,198.66
Estimated Annual Expenses        $   274.10   $   280.38   $   286.80   $   293.37   $   300.09
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.71%                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           14.55%       17.17%       19.86%       23.38%       27.01%
End of Year Balance              $11,455.10   $11,717.43   $11,985.76   $12,338.14   $12,700.88
Estimated Annual Expenses        $   306.96   $   313.99   $   321.18   $   250.54   $   257.90
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.71%                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.29%        4.63%        7.03%        9.48%       11.99%
End of Year Balance              $10,229.00   $10,463.24   $10,702.85   $10,947.95   $11,198.66
Estimated Annual Expenses        $   274.10   $   280.38   $   286.80   $   293.37   $   300.09
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.71%                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           14.55%       17.17%       19.86%       22.60%       25.41%
End of Year Balance              $11,455.10   $11,717.43   $11,985.76   $12,260.23   $12,540.99
Estimated Annual Expenses        $   306.96   $   313.99   $   321.18   $   328.53   $   336.06
-----------------------------------------------------------------------------------------------

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.72% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranges from 0.85% to 0.80% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to June 30, 2006. The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
      -------------------------                ------------------------
         0.85% of the first $1 billion         0.80% of the first $250 million
       0.80% of amount over $1 billion          0.78% of the next $250 million
                                                0.76% of the next $500 million
                                                0.74% of the next $1.5 billion
                                                0.72% of the next $2.5 billion
                                                0.70% of the next $2.5 billion
                                                0.68% of the next $2.5 billion
                                              0.66% of amount over $10 billion

PORTFOLIO MANAGER

Glen Hilton, Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. He has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2002. From 2001 to 2002, he was a portfolio manager and senior analyst for Montgomery Asset Management, and from 1997 to 2001 he was an analyst for the same company.

    More information on this portfolio manager may be found on our website (http://www.aiminvestments.com). The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of their compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                                                DECEMBER 29, 2000
                                                                                                                (DATE OPERATIONS
                                                                         YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                              ----------------------------------------------      DECEMBER 31,
                                                               2004            2003        2002        2001           2000
                                                              -------         ------      ------      ------    -----------------
Net asset value, beginning of period                          $ 11.74         $ 9.05      $ 9.85      $10.00         $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01(a)(b)     0.01(b)    (0.11)(b)   (0.05)(b)          --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.04           2.89       (0.69)      (0.10)            --
=================================================================================================================================
    Total from investment operations                             2.05           2.90       (0.80)      (0.15)            --
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.03)         (0.09)      (0.00)      (0.00)            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)         (0.12)         --          --             --
=================================================================================================================================
    Total distributions                                         (0.51)         (0.21)      (0.00)      (0.00)            --
=================================================================================================================================
Redemption fees added to beneficial interest                     0.00             --          --          --             --
=================================================================================================================================
Net asset value, end of period                                $ 13.28         $11.74      $ 9.05      $ 9.85         $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                 17.50%         32.15%      (8.08)%     (1.49)%           --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $36,092         $9,270      $6,321      $8,725         $1,110
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.00%(d)       2.00%       2.00%       1.91%          1.80%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.20%(d)       3.12%       2.75%       4.44%         76.90%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      0.10%(a)(d)    0.14%      (1.16)%     (0.52)%         3.91%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                        129%           372%        101%        168%            --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.02) and (0.14)%, respectively.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $17,864,283.
(e) Annualized.
(f) Not annualized for periods less than one year.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                         JANUARY 2, 2001
                                                                                                           (DATE SALES
                                                                    YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              -----------------------------------         DECEMBER 31,
                                                               2004             2003        2002              2001
                                                              -------          ------      ------       -----------------
Net asset value, beginning of period                          $ 11.57          $ 8.94      $ 9.79            $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)(b)    (0.05)(b)   (0.17)(b)         (0.11)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.00            2.83       (0.68)            (0.10)
=========================================================================================================================
    Total from investment operations                             1.93            2.78       (0.85)            (0.21)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)          (0.03)         --             (0.00)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)          (0.12)         --                --
=========================================================================================================================
    Total distributions                                         (0.48)          (0.15)         --             (0.00)
=========================================================================================================================
Redemption fees added to beneficial interest                     0.00              --          --                --
=========================================================================================================================
Net asset value, end of period                                $ 13.02          $11.57      $ 8.94            $ 9.79
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                 16.77%          31.26%      (8.68)%           (2.09)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,675          $7,075      $4,624            $3,613
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.65%(d)        2.65%       2.65%             2.57%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.85%(d)        3.77%       3.40%             5.10%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.55)%(a)(d)   (0.51)%     (1.81)%           (1.18)%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(f)                                        129%            372%        101%              168%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(e) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $13,005,885.
(e) Annualized.
(f) Not annualized for periods less than one year.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                         JANUARY 11, 2001
                                                                                                            (DATE SALES
                                                                    YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ------------------------------------         DECEMBER 31,
                                                               2004              2003        2002              2001
                                                              -------           ------      ------       -----------------
Net asset value, beginning of period                          $ 11.58           $ 8.94      $ 9.79            $10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)(b)     (0.05)(b)   (0.17)(b)         (0.11)(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.00             2.84       (0.68)            (0.10)
==========================================================================================================================
    Total from investment operations                             1.93             2.79       (0.85)            (0.21)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)           (0.03)         --             (0.00)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)           (0.12)         --                --
==========================================================================================================================
    Total distributions                                         (0.48)           (0.15)         --             (0.00)
==========================================================================================================================
Redemption fees added to beneficial interest                     0.00               --          --                --
==========================================================================================================================
Net asset value, end of period                                $ 13.03           $11.58      $ 8.94            $ 9.79
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                 16.75%           31.37%      (8.68)%           (2.09)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,021           $2,853      $1,850            $1,312
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.65%(d)         2.65%       2.65%             2.57%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.85%(d)         3.77%       3.40%             5.10%(e)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.55)%(a)(d)    (0.51)%     (1.81)%           (1.18)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                        129%             372%        101%              168%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $5,663,781.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
  ON FORM N-Q, ARE ALSO AVAILABLE AT
  WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Global Value Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     GLV-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                            AIM INTERNATIONAL SMALL COMPANY FUND

                                                                     PROSPECTUS
                                                                 April 29, 2005

AIM International Small Company Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5

Expense Example                                      5

Hypothetical Investment and Expense
  Information                                        6

FUND MANAGEMENT                                      7
------------------------------------------------------
The Advisor                                          7

Advisor Compensation                                 8

Portfolio Managers                                   8

OTHER INFORMATION                                    9
------------------------------------------------------
Sales Charges                                        9

Dividends and Distributions                          9

Limited Fund Offering                                9

FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small international companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000--Registered Trademark-- Index is widely regarded as representative of small cap stocks. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. Under normal conditions, the top 10 holdings may comprise up to one-third of the fund's total assets.

    At least 80% of the fund's total assets will be invested in securities of companies located in countries outside the United States. The fund will normally invest in companies located in at least four countries outside of the United States. The fund may invest in up to 35% of its total assets in the securities of foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities of U.S. companies.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign issuers. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth with additional consideration given to valuations and quality metrics. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------


    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, and because the fund is non-diversified, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk than if the fund invested more broadly or if it were diversified.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -10.48%
2002...................................................................   -2.68%
2003...................................................................   75.10%
2004...................................................................   35.83%


    The Class A shares' year-to-date total return as of March 31, 2005 was 5.26%.

    During the period shown in the bar chart, the highest quarterly return was 21.67% (quarter ended June 30, 2003) and the lowest quarterly return was -17.43% (quarter ended September 30, 2002).

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE         INCEPTION
(for the periods ended December 31, 2004)      1 YEAR   INCEPTION        DATE
--------------------------------------------------------------------------------
Class A                                                                 08/31/00
  Return Before Taxes                          28.39%     10.82%
  Return After Taxes on Distributions          28.11      10.71
  Return After Taxes on Distributions and
    Sale of Fund Shares                        18.81       9.37
Class B                                                                 08/31/00
  Return Before Taxes                          29.94      11.20
Class C                                                                 08/31/00
  Return Before Taxes                          34.06      11.53
--------------------------------------------------------------------------------
MSCI EAFE--Registered Trademark-- Index(1)     20.25       0.43(6)      08/31/00(6)
MSCI World Ex USA Small Cap(2)                 29.40      10.33(6)      08/31/00(6)
MSCI AC World Free Ex U.S. Growth Index(3)     17.07      (3.41)(6)     08/31/00(6)
Lipper International Small/Mid-Cap Growth
  Fund Index(4)                                23.48       0.77(6)      08/31/00(6)
Lipper International Small Cap Fund Index(5)   29.50       6.22(6)      08/31/00(6)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.
(1) The Morgan Stanley Capital International Europe, Australasia, and Far East Index measures performance of global stock markets in 21 developed countries. The fund has elected to use Morgan Stanley Capital International World Ex USA Small Cap for a comparison to its style specific index rather than the Morgan Stanley Capital International AC World Free Ex U.S. Growth Index because the new benchmark has a more appropriate fit with our fund's cap size. In addition, the fund has elected to use the Lipper International Small/Mid-Cap Growth Fund Index for a comparison to a peer group rather than the Lipper International Small Cap Fund Index because Lipper recently modified their global and international classifications to include more narrow categories. Prior to 2004, Lipper did not group these funds based on style characteristics (such as core, growth and value), but used very broad classifications based on prospectus objectives. The new approach is a more quantitative method for classifying funds.
(2) The MSCI World Ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure securities in the global developed markets excluding the U.S. with market capitalizations between $200 -- $1,500 million dollars.
(3) The MSCI AC World Free Ex U.S. Growth Index is designed to measure growth equity market performance in the global developed and emerging markets. This index consists of the components of the MSCI AC World Free Index with the exception of the United States.
(4) The Lipper International Small/Mid-Cap Growth Fund Index is an equally weighted representation of the 10 largest funds within the Lipper International Small/Mid-Cap Growth category. These are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 250th-largest company in the S&P/ Citigroup World ex-U.S. Broad Market Index. Small/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index.
(5) The Lipper International Small Cap Fund Index is an equally weighted representation of the 10 largest funds within the Lipper International Small Cap category. These funds invest their assets in securities whose primary trading markets are outside the United States.
(6) The average annual total return given is since the month end closest to the inception of the class with the longest performance history.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                     5.50%      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)          None(1,2)  5.00%      1.00%

Redemption/Exchange Fee
(as a percentage of amount redeemed/exchanged)      2.00%(3)   2.00%(3)   2.00%(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.95%      0.95%      0.95%

Distribution and/or
Service (12b-1) Fees                                0.35       1.00       1.00

Other Expenses                                      0.55       0.55       0.55

Total Annual Fund
Operating Expenses                                  1.85       2.50       2.50
Fee Waivers(5)                                      0.01       0.01       0.01
Net Annual Fund
Operating Expenses(6,7,8)                           1.84       2.49       2.49
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) You may be charged a 2.00% fee on redemptions or exchanges of Class A, Class B and Class C shares held 30 days or less. See "Shareholder Information-- Redeeming Shares--Redemption/Exchange Fees" for more information.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Wavier reflects this agreement. (See "Fund Management--Advisor Compensation" following.)
(6) The fund's advisor has contractually agreed to waive advisory fees or reimburse expenses necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65% and 2.65% on Class A, Class B and Class C shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2005.
(7) At the request of the Trustees of AIM Funds Group, AMVESCAP has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the item in Note 5 above and net of this arrangement were 1.82%, 2.47% and 2.47% for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.
(8) The distributor has agreed to limit Class A shares Rule 12b-1 distribution plan payments to 0.25% during the periods the fund is offered on a limited basis to certain investors. Net Annual Fund Operating Expenses for Class A shares restated for this agreement are 1.74%. These expense limitation agreements may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursement. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $727    $1,097    $1,491     $2,596
Class B                                      752     1,076     1,526      2,672
Class C                                      352       776     1,326      2,832
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $727    $1,097    $1,491     $2,596
Class B                                      252       776     1,326      2,672
Class C                                      252       776     1,326      2,832
--------------------------------------------------------------------------------

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE RATIO
1.84%                              YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
----------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After
  Expenses                            3.16%         6.42%         9.78%        13.25%        16.83%
End of Year Balance              $10,316.00    $10,641.99    $10,978.27    $11,325.19    $11,683.06
Estimated Annual Expenses        $   186.91    $   192.81    $   198.91    $   205.19    $   211.68
----------------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE RATIO
1.84%                              YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
Cumulative Return Before
  Expenses                           34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After
  Expenses                           20.52%        24.33%        28.26%        32.31%        36.49%
End of Year Balance              $12,052.25    $12,433.10    $12,825.98    $13,231.28    $13,649.39
Estimated Annual Expenses        $   218.36    $   225.27    $   232.38    $   239.73    $   247.30
----------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.49%                              YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
----------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After
  Expenses                            2.51%         5.08%         7.72%        10.42%        13.20%
End of Year Balance              $10,251.00    $10,508.30    $10,772.06    $11,042.44    $11,319.60
Estimated Annual Expenses        $   252.12    $   258.45    $   264.94    $   271.59    $   278.41
----------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.49%                              YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
----------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After
  Expenses                           16.04%        18.95%        21.94%        25.79%        29.76%
End of Year Balance              $11,603.72    $11,894.98    $12,193.54    $12,578.86    $12,976.35
Estimated Annual Expenses        $   285.40    $   292.56    $   299.90    $   227.91    $   235.11
----------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.49%                              YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
----------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%        10.25%        15.76%        21.55%        27.63%
Cumulative Return After
  Expenses                            2.51%         5.08%         7.72%        10.42%        13.20%
End of Year Balance              $10,251.00    $10,508.30    $10,772.06    $11,042.44    $11,319.60
Estimated Annual Expenses        $   252.12    $   258.45    $   264.94    $   271.59    $   278.41
----------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.49%                              YEAR 6        YEAR 7        YEAR 8        YEAR 9        YEAR 10
----------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%        40.71%        47.75%        55.13%        62.89%
Cumulative Return After
  Expenses                           16.04%        18.95%        21.94%        25.00%        28.13%
End of Year Balance              $11,603.72    $11,894.98    $12,193.54    $12,499.60    $12,813.34
Estimated Annual Expenses        $   285.40    $   292.56    $   299.90    $   307.43    $   315.15
----------------------------------------------------------------------------------------------------

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.95% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement is 0.95% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

       ADVISORY FEE RATES BEFORE                            ADVISORY FEE RATES AFTER
         JANUARY 1, 2005 WAIVER                              JANUARY 1, 2005 WAIVER
------------------------------------------------------------------------------------------------------
       0.95% of average daily net assets                              0.935% of the first $250 million
                                                                        0.91% of the next $250 million
                                                                       0.885% of the next $500 million
                                                                        0.86% of the next $1.5 billion
                                                                       0.835% of the next $2.5 billion
                                                                        0.81% of the next $2.5 billion
                                                                       0.785% of the next $2.5 billion
                                                                      0.76% of amount over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Jason T. Holzer (lead manager with respect to the funds investments in Europe and Canada), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1996.

- Barrett K. Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1990.

- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1997.

- Borge Endresen, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999.

- Richard Nield, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. Prior to 2000, he was a senior analyst with Ontario Teachers Pension.

    The lead managers generally have final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

    The portfolio managers are assisted by the advisor's Asia Pacific/ Latin America and Europe/Canada Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM International Emerging Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

LIMITED FUND OFFERING

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund is limiting public sales of its shares to certain investors, effective as of the close of business on March 14, 2005. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

    The following types of investors may continue to invest in the fund if they were invested in the fund on March 14, 2005 and remain invested in the fund after that date:

(i)   Existing shareholders of the fund;

(ii)  Existing shareholders of the fund who open other accounts in their name;

(iii) The following plans and programs:

-Retirement plans maintained pursuant to Section 401 of the Internal Revenue
 Code ("the Code");

-Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

-Retirement plans maintained pursuant to Section 457 of the Code;

-Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and

-Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

    Future investments in the fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

    The following types of investors may open new accounts in the fund, if approved by the distributor:

-Retirement plans maintained pursuant to Section 401 of the Code;

-Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

-Retirement plans maintained pursuant to Section 457 of the Code;

-Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code;

-Qualified Tuition Programs maintained pursuant to Section 529 of the Code; and

-Portfolio management team, including analysts.

    Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.

    At the advisor's discretion, proprietary asset allocation funds may open new accounts in the fund.

    During this limited offering period, the Rule 12b-1 fees for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to Class A shares.

    The fund may resume sales of shares to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                      YEAR ENDED DECEMBER 31,                    (DATE OPERATIONS
                                                         -------------------------------------------------        COMMENCED) TO
                                                                                                                   DECEMBER 31,
                                                           2004          2003          2002         2001               2000
                                                         --------       -------       ------       -------       ----------------
Net asset value, beginning of period                     $  12.08       $  6.91       $ 7.10       $  7.97           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)(a)     (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.34          5.24        (0.13)        (0.76)            (2.00)
=================================================================================================================================
    Total from investment operations                         4.31          5.20        (0.19)        (0.84)            (2.03)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.00)        (0.03)          --         (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     (0.22)           --           --            --                --
=================================================================================================================================
    Total distributions                                     (0.22)        (0.03)          --         (0.03)               --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest      0.00          0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  16.17       $ 12.08       $ 6.91       $  7.10           $  7.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             35.83%        75.10%       (2.68)%      (10.48)%          (20.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $257,579       $87,269       $9,703       $ 5,202           $ 5,625
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.83%(c)      2.00%        2.01%         2.00%(d)          2.11%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.85%(c)      2.35%        3.03%         4.53%(d)          6.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.19)%(c)    (0.46)%      (0.85)%       (1.12)%           (1.09)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     87%           93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $141,674,613.
(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                      YEAR ENDED DECEMBER 31,                    (DATE OPERATIONS
                                                          ------------------------------------------------        COMMENCED) TO
                                                                                                                   DECEMBER 31,
                                                           2004          2003          2002         2001               2000
                                                          -------       -------       ------       -------       ----------------
Net asset value, beginning of period                      $ 11.89       $  6.84       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.11)(a)     (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.25          5.15        (0.12)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                         4.14          5.05        (0.23)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains                  (0.22)           --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest      0.00          0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                            $ 15.81       $ 11.89       $ 6.84       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             34.94%        73.83%       (3.25)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $47,942       $16,543       $3,918       $ 2,016           $ 1,992
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             2.48%(c)      2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          2.50%(c)      3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.84)%(c)    (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     87%           93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $27,318,464.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                      ------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
                      ------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                       YEAR ENDED DECEMBER 31,                   (DATE OPERATIONS
                                                           -----------------------------------------------        COMMENCED) TO
                                                                                                                   DECEMBER 31,
                                                            2004          2003         2002         2001               2000
                                                           -------       ------       ------       -------       ----------------
Net asset value, beginning of period                       $ 11.89       $ 6.83       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.11)(a)    (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               4.25         5.16        (0.13)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                          4.14         5.06        (0.24)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains                   (0.22)          --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest       0.00         0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                             $ 15.81       $11.89       $ 6.83       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              34.94%       74.09%       (3.39)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $47,818       $9,208       $2,849       $ 2,588           $ 2,649
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.48%(c)     2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.50%(c)     3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.84)%(c)   (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                      87%          93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $23,456,283.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM International Small Company Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     ISC-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                    AIM MID CAP BASIC VALUE FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM Mid Cap Basic Value Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4

Expense Example                                      4

Hypothetical Investment and Expense
  Information                                        5

FUND MANAGEMENT                                      6
------------------------------------------------------

The Advisor                                          6

Advisor Compensation                                 7

Portfolio Managers                                   7

OTHER INFORMATION                                    7
------------------------------------------------------

Sales Charges                                        7

Dividends and Distributions                          7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1000 largest companies domiciled in the United States. The companies in the Russell Midcap--Registered Trademark-- Index represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.

    The fund may also invest up to 25% of its total assets in foreign securities. The fund may also invest in debt instruments that are consistent with its investment objective of long-term growth of capital. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that they believe are undervalued in relation to long-term earning power, capital structure and cash flows, among other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

    The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in the value of those securities could significantly affect the value of your investment in the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -17.70%

2003...................................................................   37.06%

2004...................................................................   16.31%


    The Class A shares' year-to-date total return as of March 31, 2005 was -1.83%.

    During the period shown in the bar chart, the highest quarterly return was 20.54% (quarter ended June 30, 2003) and the lowest quarterly return was -20.77% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
(for the periods ended                                SINCE          INCEPTION
December 31, 2004)                        1 YEAR    INCEPTION           DATE
----------------------------------------------------------------------------------
Class A                                                                12/31/01
  Return Before Taxes                      9.88%         7.44%
  Return After Taxes on Distributions      9.88          7.44
  Return After Taxes on Distributions
    and Sale of Fund Shares                6.42          6.39
Class B                                                                12/31/01
  Return Before Taxes                     10.53          7.92
Class C                                                                12/31/01
  Return Before Taxes                     14.54          8.75
Class R(1)
  Return Before Taxes                     16.17          9.32          12/31/01(1)
----------------------------------------------------------------------------------
S&P 500 Index(2)                          10.87          3.58(5)       12/31/01(5)
Russell Midcap--Registered Trademark--
  Value Index(3)                          23.71         15.56(5)       12/31/01(5)
Lipper Mid-Cap Value Fund Index(4)        19.54         12.37(5)       12/31/01(5)
----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell Midcap Value--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(3) The Russell Midcap Value--Registered Trademark-- Index measures the performance of those Russell Midcap--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.
(4) The Lipper Mid-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Value category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.
(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------
(fees paid directly from
your investment)                     CLASS A        CLASS B    CLASS C    CLASS R
---------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)   5.50%          None       None       None

Maximum Deferred Sales Charge
(Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)          None(1,2)      5.00%      1.00%      None(3)
---------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
---------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                    CLASS A        CLASS B    CLASS C    CLASS R
---------------------------------------------------------------------------------
Management Fees                       0.80%          0.80%      0.80%      0.80%

Distribution and/or
Service (12b-1) Fees                  0.35           1.00       1.00       0.50

Other Expenses(5)                     0.54           0.54       0.54       0.54

Total Annual Fund
Operating Expenses                    1.69           2.34       2.34       1.84
Fee Waiver(6)                         0.05           0.05       0.05       0.05
Net Annual Fund
Operating Expense(7,8)                1.64           2.29       2.29       1.79
---------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other expenses for Class R shares are based on estimated amounts for the current fiscal year.
(6) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management Advisor--Compensation" following).
(7) The fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for Class A, Class B, Class C and Class R share to 1.80%, 2.45%, 2.45% and 1.95% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii)dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the fund's Board of Trustees;
    (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements may be modified or discontinued upon consultation with the Board of Trustees.
(8) At the request of the Trustees of AIM Funds Group, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the item in Note 6 above and net of this arrangement were 1.62%, 2.27%, 2.27% and 1.77% for Class A, Class B, Class C and Class R shares respectively, for the year ended December 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursement. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR       3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A                               $708        $1,039     $1,393      $2,416
Class B                                732         1,015      1,425       2,492
Class C                                332           715      1,225       2,654
Class R                                182           563        970       2,136
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                     1 YEAR       3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A                               $708        $1,039     $1,393      $2,416
Class B                                232           715      1,225       2,492
Class C                                232           715      1,225       2,654
Class R                                182           563        970       2,136
--------------------------------------------------------------------------------

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE
RATIO 1.64%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.36%        6.83%       10.42%       14.13%       17.97%
End of Year Balance           $10,336.00   $10,683.29   $11,042.25   $11,413.27   $11,796.75
Estimated Annual Expenses     $   166.76   $   172.36   $   178.15   $   184.14   $   190.32
--------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE
RATIO 1.64%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        21.93%       26.03%       30.26%       34.64%       39.16%
End of Year Balance           $12,193.12   $12,602.81   $13,026.27   $13,463.95   $13,916.34
Estimated Annual Expenses     $   196.72   $   203.33   $   210.16   $   217.22   $   224.52
--------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.29%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.71%        5.49%        8.35%       11.29%       14.30%
End of Year Balance           $10,271.00   $10,549.34   $10,835.23   $11,128.87   $11,430.46
Estimated Annual Expenses     $   232.10   $   238.39   $   244.85   $   251.49   $   258.30
--------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.29%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        17.40%       20.58%       23.85%       28.01%       32.31%
End of Year Balance           $11,740.22   $12,058.38   $12,385.17   $12,801.31   $13,231.43
Estimated Annual Expenses     $   265.30   $   272.49   $   279.88   $   206.53   $   213.47
--------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.29%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         2.71%        5.49%        8.35%       11.29%       14.30%
End of Year Balance           $10,271.00   $10,549.34   $10,835.23   $11,128.87   $11,430.46
Estimated Annual Expenses     $   232.10   $   238.39   $   244.85   $   251.49   $   258.30
--------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.29%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        17.40%       20.58%       23.85%       27.21%       30.66%
End of Year Balance           $11,740.22   $12,058.38   $12,385.17   $12,720.80   $13,065.54
Estimated Annual Expenses     $   265.30   $   272.49   $   279.88   $   287.46   $   295.25
--------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.79%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                         3.21%        6.52%        9.94%       13.47%       17.11%
End of Year Balance           $10,321.00   $10,652.30   $10,994.24   $11,347.16   $11,711.40
Estimated Annual Expenses     $   181.87   $   187.71   $   193.74   $   199.96   $   206.37
--------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.79%                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                        34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                        20.87%       24.75%       28.76%       32.89%       37.16%
End of Year Balance           $12,087.34   $12,475.34   $12,875.80   $13,289.11   $13,715.69
Estimated Annual Expenses     $   213.00   $   219.84   $   226.89   $   234.18   $   241.69
--------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------


    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.80% of average daily net assets.

    The annual management fee payable to the advisor pursuant to the investment advisory agreement ranges from 0.80% to 0.70% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
------------------------------------------------------------------------------
         0.80% of the first $1 billion        0.745% of the first $250 million
          0.75% of the next $4 billion          0.73% of the next $250 million
       0.70% of amount over $5 billion         0.715% of the next $500 million
                                                0.70% of the next $1.5 billion
                                               0.685% of the next $2.5 billion
                                                0.67% of the next $2.5 billion
                                               0.655% of the next $2.5 billion
                                              0.64% of amount over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.

    They are assisted by the advisor's Basic Value Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Mid Cap Basic Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------------------       (DATE OPERATIONS
                                                                2004          2003       2002            COMMENCED)
                                                              --------       -------    -------       -----------------
Net asset value, beginning of period                          $  11.28       $  8.23    $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)     (0.08)     (0.06)(a)          (0.00)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.93          3.13      (1.70)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                        0.01            --         --                 --
=======================================================================================================================
    Total from investment operations                              1.84          3.05      (1.76)             (0.01)
=======================================================================================================================
Less dividends from net investment income                           --            --      (0.00)                --
=======================================================================================================================
Net asset value, end of period                                $  13.12       $ 11.28    $  8.23            $  9.99
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  16.31%(c)     37.06%    (17.62)%            (0.10)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $115,164       $55,372    $39,130            $   400
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.67%(d)      1.80%      1.80%              1.80%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.69%(d)      1.92%      1.93%            199.49%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.85)%(d)    (1.00)%    (0.70)%            (0.31)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                          34%           52%        41%                --
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%.
(d) Ratios are based on average daily net assets of $85,792,642.
(e) Annualized.
(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
                                                              -------       -------    -------       -----------------
Net asset value, beginning of period                          $ 11.14       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.13)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.09      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.96      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.87       $ 11.14    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.53%(c)     36.19%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,374       $38,165    $21,204            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.44%.
(d) Ratios are based on average daily net assets of $50,568,838.
(e) Annualized.
(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
                                                              -------       -------    -------       -----------------
Net asset value, beginning of period                          $ 11.13       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.12)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.07      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.95      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.86       $ 11.13    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.54%(c)     36.06%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,601       $13,422    $ 8,059            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.45%.
(d) Ratios are annualized and based on average daily net assets of $18,970,193.
(e) Annualized.
(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
                                                                --------------
Net asset value, beginning of period                                $11.88
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
==============================================================================
    Total from investment operations                                  1.23
==============================================================================
Net asset value, end of period                                      $13.11
______________________________________________________________________________
==============================================================================
Total return(b)                                                      10.35%(c)
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   33
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.78%(d)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.80%(d)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.96)%(d)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(e)                                              34%
______________________________________________________________________________
==============================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.27%.
(d) Ratios are annualized and based on average daily net assets of $12,864.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
  ON FORM N-Q, ARE ALSO AVAILABLE AT
  WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Mid Cap Basic Value Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     MCBV-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                         AIM PREMIER EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM Premier Equity Fund seeks to achieve long-term growth of capital. Income is a secondary objective.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     2
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.
No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in equity securities, including convertible securities. In managing the fund, the advisor diversifies the investment portfolio among the core, growth and value equity investment disciplines to construct a single, core investment portfolio. A separate portfolio management team will independently manage the assets represented by each investment disciplines. Normally, a greater percentage of the fund's assets will be invested using the core investment discipline than using either the growth or value investment disciplines. However, the allocation will vary according to the performance of each investment discipline, as well as periodic rebalancing by the advisor to maintain a core investment portfolio during various market cycles.

    In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The core discipline portfolio managers focus on equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities, and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values (the "core categories"). The growth discipline portfolio managers focus on equity securities of (1) companies with the potential to consistently generate above-average growth in sales and earnings, (2) established large-cap companies with strong business franchises, and (3) companies experiencing significant positive change leading to accelerating revenue or earnings growth -- usually above market expectations. The value discipline portfolio managers focus on equity securities of companies that are selling at a substantial discount to calculated intrinsic value.

    The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The core discipline portfolio managers consider whether to reduce or eliminate a particular security when they believe the company no longer fits into one or more of the core categories. A growth stock may be reduced or eliminated when it no longer meets investment criteria, based on negative earnings revisions or deterioration in the fundamental business prospects, or to capitalize on a more attractive investment opportunity. A value stock may be reduced or eliminated in order to capitalize on a more attractive investment opportunity, when its market value exceeds the portfolio manager's estimate of its intrinsic value or when permanent, fundamental deterioration results in a reduction in intrinsic value with inadequate upside potential or unexpected deterioration in financial strength.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment in the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The fund's investments in different, independently-managed investment disciplines create allocation risk, which is the risk that the allocation of investments among core, growth and value companies may have a more significant effect on the fund's net asset value when one of these disciplines is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among these investment disciplines may result in increased transaction costs. The independent management of the three discipline sections may also result in adverse tax consequences if the portfolio managers responsible for the fund's three investment disciplines effect transactions in the same security on or about the same time.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   34.85%
1996...................................................................   14.52%
1997...................................................................   23.95%
1998...................................................................   32.76%
1999...................................................................   29.95%
2000...................................................................  -14.95%
2001...................................................................  -12.99%
2002...................................................................  -30.91%
2003...................................................................   24.90%
2004...................................................................    5.48%


    The Class A shares' year-to-date total return as of March 31, 2005 was -1.42%.

    During the periods shown in the bar chart, the highest quarterly return was 27.35% (quarter ended December 31, 1998) and the lowest quarterly return was -18.61% (quarter ended June 30, 2002).

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
(for the periods ended                                         SINCE      INCEPTION
December 31, 2004)              1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)    DATE
---------------------------------------------------------------------------------------
Class A                                                                     05/01/84
  Return Before Taxes            (0.36)%  (8.64)%    7.71%         --
  Return After Taxes on
     Distributions               (0.38)   (9.02)     6.38          --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                 (0.21)   (7.18)     6.20          --
Class B                                                                     10/18/93
  Return Before Taxes            (0.31)   (8.64)     7.65          --
Class C                                                                     08/04/97
  Return Before Taxes             3.68    (8.30)       --        1.30%
Class R(2)                                                                  05/01/84(2)
  Return Before Taxes             5.25    (7.83)     8.05          --
---------------------------------------------------------------------------------------
S&P 500 Index(3)                 10.87    (2.30)    12.07          --             --
Lipper Large-Cap Core Fund
  Index(4)                        8.29    (2.98)    10.26          --             --
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual, after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five and ten year periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 Index. The S&P SuperComposite 1500 Index is considered representative of the U.S. equity markets.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1,2)   5.00%     1.00%      None(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.63%     0.63%     0.63%     0.63%

Distribution and/or
Service (12b-1) Fees                        0.25      1.00      1.00      0.50

Other Expenses                              0.40      0.40      0.40      0.40

Total Annual Fund
Operating Expenses                          1.28      2.03      2.03      1.53

Fee Waiver(5)                               0.03      0.03      0.03      0.03

Net Fund Operating Expenses(6,7)            1.25      2.00      2.00      1.50
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation" following.)
(6) The investment advisor has voluntarily agreed to waive 0.025% for each $5 billion increment in net assets over $5 billion up to a maximum of 0.175% on net assets over $35 billion. Termination of this agreement requires approval by the Board of Trustees.
(7) At the request of the Trustees of AIM Funds Group, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the items in Note 5 and Note 6 above and net of this arrangement were 1.23%, 1.98%, 1.98% and 1.48% for Class A, Class B, Class C and Class R shares, respectively, for the year ended December 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $670     $925     $1,199     $1,996
Class B                                      703      927      1,278      2,152
Class C                                      303      627      1,078      2,345
Class R                                      153      474        818      1,809
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $670     $925     $1,199     $1,996
Class B                                      203      627      1,078      2,152
Class C                                      203      627      1,078      2,345
Class R                                      153      474        818      1,809
--------------------------------------------------------------------------------

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE RATIO
1.25%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.75%        7.64%       11.68%       15.87%       20.21%
End of Year Balance              $10,375.00   $10,764.06   $11,167.71   $11,586.50   $12,021.00
Estimated Annual Expenses        $   127.34   $   132.12   $   137.07   $   142.21   $   147.55
-----------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE RATIO
1.25%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           24.72%       29.39%       34.25%       39.28%       44.50%
End of Year Balance              $12,471.79   $12,939.48   $13,424.71   $13,928.13   $14,450.44
Estimated Annual Expenses        $   153.08   $   158.82   $   164.78   $   170.96   $   177.37
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.00%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.00%        6.09%        9.27%       12.55%       15.93%
End of Year Balance              $10,300.00   $10,609.00   $10,927.27   $11,255.09   $11,592.74
Estimated Annual Expenses        $   203.00   $   209.09   $   215.36   $   221.82   $   228.48
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.00%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           19.41%       22.99%       26.68%       31.43%       36.36%
End of Year Balance              $11,940.52   $12,298.74   $12,667.70   $13,142.74   $13,635.59
Estimated Annual Expenses        $   235.33   $   242.39   $   249.66   $   161.32   $   167.36
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.00%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.00%        6.09%        9.27%       12.55%       15.93%
End of Year Balance              $10,300.00   $10,609.00   $10,927.27   $11,255.09   $11,592.74
Estimated Annual Expenses        $   203.00   $   209.09   $   215.36   $   221.82   $   228.48
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.00%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           19.41%       22.99%       26.68%       30.48%       34.39%
End of Year Balance              $11,940.52   $12,298.74   $12,667.70   $13,047.73   $13,439.16
Estimated Annual Expenses        $   235.33   $   242.39   $   249.66   $   257.15   $   264.87
-----------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE RATIO
1.50%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.50%        7.12%       10.87%       14.75%       18.77%
End of Year Balance              $10,350.00   $10,712.25   $11,087.18   $11,475.23   $11,876.86
Estimated Annual Expenses        $   152.63   $   157.97   $   163.50   $   169.22   $   175.14
-----------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE RATIO
1.50%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           22.93%       27.23%       31.68%       36.29%       41.06%
End of Year Balance              $12,292.55   $12,722.79   $13,168.09   $13,628.97   $14,105.99
Estimated Annual Expenses        $   181.27   $   187.62   $   194.18   $   200.98   $   208.01
-----------------------------------------------------------------------------------------------

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

    During the fiscal year ended December 31, 2004, the advisor received compensation of 0.62% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranges from 0.80% to 0.625% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

    ADVISORY FEE RATES BEFORE           ADVISORY FEE RATES AFTER
      JANUARY 1, 2005 WAIVER             JANUARY 1, 2005 WAIVER
----------------------------------  --------------------------------
   0.80% of the first $150 million   0.75% of the first $150 million
  0.625% of the next $4.85 billion  0.615% of the next $4.85 billion
     0.60% of the next $5 billion*    0.57% of the next $2.5 billion
0.575% of amount over $10 billion*   0.545% of the next $2.5 billion
                                    0.52% of amount over $10 billion

* After fee waiver. This rate includes AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Ronald S. Sloan (lead manager of the fund and lead manager of the core sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.

- Lanny H. Sachnowitz (lead manager of the growth sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1987.

- Bret W. Stanley (lead manager of the value sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.
The lead managers generally have final authority over all aspects of their portions of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time. As the lead manager of the fund, Mr. Sloan determines the percentage allocation of assets among the three style disciplines.

    The lead managers are assisted by the advisor's Mid/Large Cap Core, Large Cap Growth and Basic Value Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Premier Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                   CLASS A
                                               -------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------------------------------
                                                  2004                2003             2002             2001         2000(A)
                                               ----------          ----------       ----------       ----------    -----------
Net asset value, beginning of period           $     9.38          $     7.51       $    10.87       $    12.51    $     16.28
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       0.04(b)(c)          0.01(b)         (0.01)(b)        (0.00)         (0.04)(b)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.47                1.86            (3.35)           (1.63)         (2.42)
==============================================================================================================================
    Total from investment operations                 0.51                1.87            (3.36)           (1.63)         (2.46)
==============================================================================================================================
Less distributions:
  Dividends from net investment income              (0.01)                 --               --               --             --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --                  --               --            (0.01)         (1.31)
==============================================================================================================================
    Total distributions                             (0.01)                 --               --            (0.01)         (1.31)
==============================================================================================================================
Net asset value, end of period                 $     9.88          $     9.38       $     7.51       $    10.87    $     12.51
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(d)                                      5.48%              24.90%          (30.91)%         (12.99)%       (14.95)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $4,225,192          $5,116,444       $4,642,361       $8,502,699    $11,223,504
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                   1.26%(e)            1.26%            1.17%            1.08%          1.00%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                   1.28%(e)            1.27%            1.19%            1.12%          1.04%
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 0.39%(c)(e)         0.07%           (0.08)%          (0.03)%        (0.11)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                86%                 37%              36%              38%            67%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b) Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $0.03 and 0.24% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e) Ratios are based on average daily net assets of 4,620,534,125.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                       CLASS B
                                                      -------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------------
                                                         2004                2003          2002          2001         2000(A)
                                                      ----------          ----------    ----------    ----------    -----------
Net asset value, beginning of period                  $     8.75          $     7.07    $    10.30    $    11.94    $     15.73
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.03)(b)(c)        (0.05)(b)      (0.07)(b)      (0.09)       (0.31)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         0.44                1.73         (3.16)        (1.54)         (2.17)
===============================================================================================================================
    Total from investment operations                        0.41                1.68         (3.23)        (1.63)         (2.48)
===============================================================================================================================
Less distributions from net realized gains                    --                  --            --         (0.01)         (1.31)
===============================================================================================================================
Net asset value, end of period                        $     9.16          $     8.75    $     7.07    $    10.30    $     11.94
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(d)                                             4.69%              23.76%       (31.36)%      (13.61)%       (15.65)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $2,315,119          $3,616,395    $4,274,489    $9,186,980    $12,491,366
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements            2.01%(e)            2.01%         1.92%         1.84%          1.77%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements         2.03%(e)            2.02%         1.94%         1.88%          1.81%
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.36)%(c)(e)       (0.68)%       (0.84)%       (0.79)%        (0.89)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                       86%                 37%           36%           38%            67%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b) Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e) Ratios are based on average daily net assets of $2,850,575,141.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                         CLASS C
                                          ---------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------
                                            2004             2003           2002           2001       2000(A)
                                          --------         --------       --------       --------    ----------
Net asset value, beginning of period      $   8.76         $   7.07       $  10.31       $  11.95    $    15.74
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.03)(b)(c)     (0.05)(b)      (0.07)(b)      (0.09)        (0.31)(b)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.44             1.74          (3.17)         (1.54)        (2.17)
===============================================================================================================
    Total from investment operations          0.41             1.69          (3.24)         (1.63)        (2.48)
===============================================================================================================
Less distributions from net realized
  gains                                         --               --             --          (0.01)        (1.31)
===============================================================================================================
Net asset value, end of period            $   9.17         $   8.76       $   7.07       $  10.31    $    11.95
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(d)                               4.68%           23.90%        (31.43)%       (13.60)%      (15.62)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $312,035         $433,332       $444,901       $943,211    $1,262,192
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                            2.01%(e)         2.01%          1.92%          1.84%         1.77%
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                            2.03%(e)         2.02%          1.94%          1.88%         1.81%
===============================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.36)%(c)(e)    (0.68)%        (0.84)%        (0.79)%       (0.88)%
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                         86%              37%            36%            38%           67%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b) Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e) Ratios are based on average daily net assets of $362,415,401.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                           CLASS R
                                          ------------------------------------------
                                                                       JUNE 3, 2002
                                                YEAR ENDED              (DATE SALES
                                               DECEMBER 31,            COMMENCED) TO
                                          ----------------------       DECEMBER 31,
                                          2004             2003            2002
                                          -----           ------       -------------
Net asset value, beginning of period      $9.34           $ 7.50          $  9.16
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            0.01(a)(b)       (0.01)(a)        (0.02)(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)              0.48              1.85            (1.64)
====================================================================================
    Total from investment operations      0.49              1.84            (1.66)
====================================================================================
Net asset value, end of period            $9.83           $ 9.34          $  7.50
____________________________________________________________________________________
====================================================================================
Total return(c)                           5.25%            24.53%          (18.12)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $832            $  651          $   207
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                        1.51%(d)          1.51%            1.48%(e)
------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                        1.53%(d)          1.52%            1.50%(e)
====================================================================================
Ratio of net investment income (loss) to
  average net assets                      0.14%(b)(d)      (0.18)%          (0.40)%(e)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(f)                  86%               37%              36%
____________________________________________________________________________________
====================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.00) and (0.01)% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $718,550.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
  ON FORM N-Q, ARE ALSO AVAILABLE AT
  WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Premier Equity Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     PEQ-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                          AIM SELECT EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM Select Equity Fund seeks to achieve long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, with prospects for above-average market returns, without regard to market capitalization. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund's management committee focuses on companies that: (1) have experienced above-average, long-term growth in earnings; (2) have excellent prospects for future growth; or (3) are undervalued relative to the company's long-term earnings prospects, the current market value of the company's assets, or the equity markets generally. The fund's management committee considers whether to sell a particular security when any of these factors materially changes.

    The fund generally expects to diversify the strategies that it will employ in seeking to achieve its objective by following AIM's growth, growth at a reasonable price (GARP), and value investment disciplines. The fund anticipates allocating a significant portion of its assets, generally in approximately equal amounts, among those investment disciplines.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   34.31%
1996...................................................................   18.61%
1997...................................................................   19.54%
1998...................................................................   27.09%
1999...................................................................   41.48%
2000...................................................................   -1.77%
2001...................................................................  -25.64%
2002...................................................................  -29.59%
2003...................................................................   29.49%
2004...................................................................   13.87%


    The Class A shares' year-to-date total return as of March 31, 2005 was -2.78%.

    During the periods shown in the bar chart, the highest quarterly return was 30.49% (quarter ended December 31, 1999) and the lowest quarterly return was -26.14% (quarter ended March 31, 2001).

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE(1)

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------
    (for the periods ended                                        SINCE       INCEPTION
      December 31, 2004)         1 YEAR    5 YEARS    10 YEARS   INCEPTION(2)   DATE
---------------------------------------------------------------------------------------
Class A                                                                       12/04/67
  Return Before Taxes             7.62%     (6.45)%      9.39%        --
  Return After Taxes on
     Distributions                7.62      (6.87)       8.31         --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                  4.95      (5.39)       7.88         --
Class B                                                                       09/01/93
  Return Before Taxes             8.04      (6.41)       9.30
Class C                                                                       08/04/97
  Return Before Taxes            11.98      (6.10)         --       2.96%
---------------------------------------------------------------------------------------
S&P 500(3)                       10.87      (2.30)      12.07         --            --
Russell 3000(R) Index(4)         11.95      (1.16)      12.01         --            --
Lipper Multi-Cap Core Fund
  Index(5)                       12.39      (0.07)      11.13         --            --
---------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.
(1) A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 3000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Russell 3000--Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies and is regarded as the standard for measuring U.S. stock market performance.
(5) The Lipper Multi-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi Cap Core Classification. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 Index. The S&P SuperComposite 1500 Index is considered representative of the U.S. equity markets.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 5.50%      None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is less)          None(1,2) 5.00%      1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.68%      0.68%      0.68%

Distribution and/or
Service (12b-1) Fees                                0.25       1.00       1.00

Other Expenses                                      0.47       0.47       0.47

Total Annual Fund Operating Expenses(4)             1.40       2.15       2.15
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) At the request of the Trustees of AIM Funds Group, AMVESCAP (defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Total Annual Fund Operating Expenses net of this arrangement were 1.38%, 2.13% and 2.13% for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685     $969     $1,274     $2,137
Class B                                      718      973      1,354      2,292
Class C                                      318      673      1,154      2,483
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685     $969     $1,274     $2,137
Class B                                      218      673      1,154      2,292
Class C                                      218      673      1,154      2,483
--------------------------------------------------------------------------------

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE RATIO
1.40%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.60%        7.33%       11.19%       15.20%       19.34%
End of Year Balance              $10,360.00   $10,732.96   $11,119.35   $11,519.64   $11,934.35
Estimated Annual Expenses        $   142.52   $   147.65   $   152.97   $   158.47   $   164.18
-----------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE RATIO
1.40%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.64%       28.09%       32.70%       37.48%       42.43%
End of Year Balance              $12,363.99   $12,809.09   $13,270.22   $13,747.95   $14,242.87
Estimated Annual Expenses        $   170.09   $   176.21   $   182.56   $   189.13   $   195.94
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.15%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.85%        5.78%        8.80%       11.90%       15.09%
End of Year Balance              $10,285.00   $10,578.12   $10,879.60   $11,189.67   $11,508.57
Estimated Annual Expenses        $   218.06   $   224.28   $   230.67   $   237.24   $   244.01
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE RATIO
2.15%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           18.37%       21.74%       25.21%       29.72%       34.39%
End of Year Balance              $11,836.57   $12,173.91   $12,520.87   $12,971.62   $13,438.60
Estimated Annual Expenses        $   250.96   $   258.11   $   265.47   $   178.45   $   184.87
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.15%                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.85%        5.78%        8.80%       11.90%       15.09%
End of Year Balance              $10,285.00   $10,578.12   $10,879.60   $11,189.67   $11,508.57
Estimated Annual Expenses        $   218.06   $   224.28   $   230.67   $   237.24   $   244.01
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE RATIO
2.15%                              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           18.37%       21.74%       25.21%       28.78%       32.45%
End of Year Balance              $11,836.57   $12,173.91   $12,520.87   $12,877.71   $13,244.73
Estimated Annual Expenses        $   250.96   $   258.11   $   265.47   $   273.03   $   280.82
-----------------------------------------------------------------------------------------------

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.68% of average daily net assets.

PORTFOLIO MANAGERS

Duy Nguyen, Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. He has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he served as vice president and director of quantitative services of FactSet Research Systems, Inc.

    He is assisted by teams in the advisor's growth, value and GARP (growth at a reasonable price) disciplines. These teams may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Select Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                      CLASS A
                                                        -------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          2004             2003          2002          2001          2000
                                                        --------         --------      --------      --------      --------
Net asset value, beginning of period                    $  15.50         $  11.97      $  17.00      $  22.88      $  26.23
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.06)(a)(b)     (0.09)(a)     (0.06)(a)     (0.08)(a)     (0.01)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             2.21             3.62         (4.97)        (5.79)        (0.44)
===========================================================================================================================
    Total from investment operations                        2.15             3.53         (5.03)        (5.87)        (0.45)
===========================================================================================================================
Less distributions from net realized gains                    --               --            --         (0.01)        (2.90)
===========================================================================================================================
Net asset value, end of period                          $  17.65         $  15.50      $  11.97      $  17.00      $  22.88
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                            13.87%           29.49%       (29.59)%      (25.64)%       (1.77)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $292,681         $288,976      $250,666      $396,779      $532,042
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                     1.38%(d)(e)      1.47%         1.32%         1.24%         1.07%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.40)%(b)(d)    (0.65)%       (0.45)%       (0.45)%       (0.02)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                       38%              69%           86%          117%           56%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $283,474,706.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.40%.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                      CLASS B
                                                        -------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                          2004             2003          2002          2001          2000
                                                        --------         --------      --------      --------      --------
Net asset value, beginning of period                    $  13.96         $  10.86      $  15.54      $  21.07      $  24.57
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.17)(a)(b)     (0.17)(a)     (0.16)(a)     (0.20)(a)     (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             1.99             3.27         (4.52)        (5.32)        (0.38)
===========================================================================================================================
    Total from investment operations                        1.82             3.10         (4.68)        (5.52)        (0.60)
===========================================================================================================================
Less distributions from net realized gains                    --               --            --         (0.01)        (2.90)
===========================================================================================================================
Net asset value, end of period                          $  15.78         $  13.96      $  10.86      $  15.54      $  21.07
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                            13.04%           28.55%       (30.12)%      (26.19)%       (2.50)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $148,300         $198,148      $214,709      $432,002      $661,445
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                     2.13%(d)(e)      2.22%         2.07%         2.00%         1.84%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.15)%(b)(d)    (1.40)%       (1.20)%       (1.21)%       (0.80)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                       38%              69%           86%          117%           56%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $169,139,193.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                        CLASS C
                                                             --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------
                                                              2004            2003         2002         2001         2000
                                                             -------         -------      -------      -------      -------
Net asset value, beginning of period                         $ 13.94         $ 10.84      $ 15.52      $ 21.05      $ 24.55
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.17)(a)(b)    (0.17)(a)    (0.16)(a)    (0.20)(a)    (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.98            3.27        (4.52)       (5.32)       (0.38)
===========================================================================================================================
    Total from investment operations                            1.81            3.10        (4.68)       (5.52)       (0.60)
===========================================================================================================================
Less distributions from net realized gains                        --              --           --        (0.01)       (2.90)
===========================================================================================================================
Net asset value, end of period                               $ 15.75         $ 13.94      $ 10.84      $ 15.52      $ 21.05
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                12.98%          28.60%      (30.15)%     (26.21)%      (2.50)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $29,710         $33,585      $32,558      $59,112      $71,989
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                         2.13%(d)(e)     2.22%        2.07%        2.00%        1.84%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.15)%(b)(d)   (1.40)%      (1.20)%      (1.21)%      (0.80)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                           38%             69%          86%         117%          56%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned by Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Ratios are based on average daily net assets of $30,931,985.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Select Equity Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     SEQ-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                       AIM SMALL CAP EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

AIM Small Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
Hypothetical Investment and Expense
  Information                                        5
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6
Advisor Compensation                                 7
Portfolio Managers                                   7
OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7
Dividends and Distributions                          7
FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5
Purchasing Shares                                  A-7
Redeeming Shares                                   A-9
Exchanging Shares                                 A-11
Pricing of Shares                                 A-14
Taxes                                             A-15
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, and myaim.com, are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000--Registered Trademark-- Index is widely regarded as representative of small cap stocks. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. The fund may also invest up to 25% of its total assets in foreign securities. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.

    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the fund, or may be available in only very limited quantities.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................    8.92%
2002...................................................................  -19.23%
2003...................................................................   46.17%
2004...................................................................     9.45

(1) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.



    The Class A shares' year-to-date total return as of March 31, 2005 was -2.58%.

    During the period shown in the bar chart, the highest quarterly return was 20.83% (quarter ended June 30, 2001) and the lowest quarterly return was -23.45 (quarter ended September 30, 2002).

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS(1)
-------------------------------------------------------------------------------
(for the periods ended December 31,                  SINCE         INCEPTION
2004)                                    1 YEAR     INCEPTION         DATE
-------------------------------------------------------------------------------
Class A                                                              08/31/00
  Return Before Taxes                      3.43%        5.19%
  Return After Taxes on Distributions      3.00         5.08
  Return After Taxes on Distributions
     and Sale of Fund Shares               2.80         4.46
Class B                                                              08/31/00
  Return Before Taxes                      3.64         5.45
Class C                                                              08/31/00
  Return Before Taxes                      7.64         5.84
Class R(2)                                                           08/31/00(2)
  Return Before Taxes                      9.06         6.33
-------------------------------------------------------------------------------
S&P 500 Index(3)                          10.87        (3.55)(6)     08/31/00(6)
Russell 2000--Registered Trademark--
  Index(4)                                18.33         5.92(6)      08/31/00(6)
Lipper Small-Cap Core Fund Index(5)       18.37         7.12(6)      08/31/00(6)
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.


(1) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown since inception are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather the Russell 2000--Registered Trademark-- Index because the Standard & Poor's 500 Index is a more widely recognized gauge of U.S. stock market performance. The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Small-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(4) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index. This index is widely recognized as representative of small-cap stocks.
(5) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index, which was incepted in 1994, consists of 600 small cap domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.
(6) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1,2)   5.00%     1.00%      None(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.85%     0.85%     0.85%     0.85%

Distribution and/or
Service (12b-1) Fees                        0.35      1.00      1.00      0.50

Other Expenses                              0.44      0.44      0.44      0.44

Total Annual Fund
Operating Expenses                          1.64      2.29      2.29      1.79

Fee Waiver(5)                               0.11      0.11      0.11      0.11

Net Annual Fund Operating Expenses(6)       1.53      2.18      2.18      1.68
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management--Advisor Compensation" following.)
(6) At the request of the Trustees of AIM Funds Group, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for this item in Note 5 above and net of this arrangement were 1.51%, 2.16%, 2.16% and 1.66% for Class A, Class B, Class C and Class R shares, respectively, for the year ended December 31, 2004.
If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $697    $1,007    $1,338     $2,338
Class B                                      721       982     1,370      2,414
Class C                                      321       682     1,170      2,577
Class R                                      171       530       913      2,054
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $697    $1,007    $1,338     $2,338
Class B                                      221       682     1,170      2,414
Class C                                      221       682     1,170      2,577
Class R                                      171       530       913      2,054
--------------------------------------------------------------------------------

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE
RATIO 1.53%                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.47%        7.06%       10.78%       14.62%       18.60%
End of Year Balance              $10,347.00   $10,706.04   $11,077.54   $11,461.93   $11,859.66
Estimated Annual Expenses        $   155.65   $   161.06   $   166.64   $   172.43   $   178.41
-----------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE
RATIO 1.53%                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           22.71%       26.97%       31.38%       35.93%       40.65%
End of Year Balance              $12,271.19   $12,697.00   $13,137.59   $13,593,46   $14,065.15
Estimated Annual Expenses        $   184.60   $   191.01   $   197.63   $   204.49   $   211.59
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.18%                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.82%        5.72%        8.70%       11.77%       14.92%
End of Year Balance              $10,282.00   $10,571.95   $10,870.08   $11,176.62   $11,491.80
Estimated Annual Expenses        $   221.07   $   227.31   $   233.72   $   240.31   $   247.09
-----------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.18%                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           18.16%       21.49%       24.92%       29.25%       33.74%
End of Year Balance              $11,815.87   $12,149.07   $12,491.68   $12,925.14   $13,373.64
Estimated Annual Expenses        $   254.05   $   261.22   $   268.58   $   194.44   $   201.19
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.18%                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            2.82%        5.72%        8.70%       11.77%       14.92%
End of Year Balance              $10,282.00   $10,571.95   $10,870.08   $11,176.62   $11,491.80
Estimated Annual Expenses        $   221.07   $   227.31   $   233.72   $   240.31   $   247.09
-----------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.18%                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           18.16%       21.49%       24.92%       28.44%       32.06%
End of Year Balance              $11,815.87   $12,149.07   $12,491.68   $12,843.94   $13,206.14
Estimated Annual Expenses        $   254.05   $   261.22   $   268.58   $   276.16   $   283.95
-----------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.68%                        YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.32%        6.75%       10.29%       13.96%       17.74%
End of Year Balance              $10,332.00   $10,675.02   $11,029.43   $11,395.61   $11,773.94
Estimated Annual Expenses        $   170.79   $   176.46   $   182.32   $   188.37   $   194.62
-----------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.68%                        YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           21.65%       25.69%       29.86%       34.17%       38.63%
End of Year Balance              $12,164.84   $12,568.71   $12,985.99   $13,417.13   $13,862.58
Estimated Annual Expenses        $   201.09   $   207.76   $   214.66   $   221.79   $   229.15
-----------------------------------------------------------------------------------------------

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.85% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement is 0.85% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates after January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
------------------------------------------------------------------------------
     0.85% of average daily net assets        0.745% of the first $250 million
                                                0.73% of the next $250 million
                                               0.715% of the next $500 million
                                                0.70% of the next $1.5 billion
                                               0.685% of the next $2.5 billion
                                                0.67% of the next $2.5 billion
                                               0.655% of the next $2.5 billion
                                              0.64% of amount over $10 billion

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank.

    They are assisted by the advisor's Small Cap Core/Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Small Cap Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares. During closed periods, the fund may impose different standards for additional investments.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                     -----------------------------------------------------         DECEMBER 31,
                                                       2004           2003           2002           2001               2000
                                                     --------       --------       --------       --------       ----------------
Net asset value, beginning of period                 $  12.03       $   8.23       $  10.19       $   9.36           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.22           3.89          (1.91)          0.88             (0.64)
=================================================================================================================================
    Total from investment operations                     1.13           3.80          (1.96)          0.83             (0.64)
=================================================================================================================================
Less distributions from net realized gains              (0.36)            --             --          (0.00)               --
=================================================================================================================================
Net asset value, end of period                       $  12.80       $  12.03       $   8.23       $  10.19           $  9.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.45%         46.17%        (19.23)%         8.92%            (6.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $247,581       $266,284       $140,652       $105,146           $32,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements        1.53%(c)       1.77%          1.67%          1.78%             1.78%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                       1.64%(c)       1.77%          1.67%          1.78%             2.72%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.77)%(c)     (0.89)%        (0.54)%        (0.57)%           (0.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                124%           112%           117%           123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $256,962,380.
(d) Annualized.
(e) Not annualized for periods less than one year.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,                         COMMENCED) TO
                                                   ------------------------------------------------------          DECEMBER 31,
                                                     2004            2003           2002           2001                2000
                                                   --------        --------        -------        -------        ----------------
Net asset value, beginning of period               $  11.77        $   8.11        $ 10.11        $  9.33            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.18)(a)       (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    1.19            3.81          (1.89)          0.89              (0.64)
=================================================================================================================================
    Total from investment operations                   1.01            3.66          (2.00)          0.78              (0.67)
=================================================================================================================================
Less distributions from net realized gains            (0.36)             --             --             --                 --
=================================================================================================================================
Net asset value, end of period                     $  12.42        $  11.77        $  8.11        $ 10.11            $  9.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        8.64%          45.13%        (19.78)%         8.36%             (6.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $156,450        $177,811        $99,551        $64,012            $16,385
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements      2.27%(c)        2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                     2.29%(c)        2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.51)%(c)      (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                              124%            112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $164,513,168.
(d) Annualized.
(e) Not annualized for periods less than one year.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,                        COMMENCED) TO
                                                     ----------------------------------------------------          DECEMBER 31,
                                                      2004           2003           2002           2001                2000
                                                     -------        -------        -------        -------        ----------------
Net asset value, beginning of period                 $ 11.77        $  8.11        $ 10.10        $  9.34             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.18)(a)      (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.19           3.81          (1.88)          0.87              (0.63)
=================================================================================================================================
    Total from investment operations                    1.01           3.66          (1.99)          0.76              (0.66)
=================================================================================================================================
Less distributions from net realized gains             (0.36)            --             --             --                 --
=================================================================================================================================
Net asset value, end of period                       $ 12.42        $ 11.77        $  8.11        $ 10.10             $ 9.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         8.64%         45.13%        (19.70)%         8.14%             (6.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $65,792        $75,763        $41,132        $29,548             $9,028
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements       2.27%(c)       2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                      2.29%(c)       2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.51)%(c)     (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                               124%           112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $69,486,188.
(d) Annualized.
(e) Not annualized for periods less than one year.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                           CLASS R
                                          ------------------------------------------
                                                                       JUNE 3, 2002
                                               YEAR ENDED               (DATE SALES
                                              DECEMBER 31,             COMMENCED) TO
                                          ---------------------        DECEMBER 31,
                                           2004           2003             2002
                                          -------        ------        -------------
Net asset value, beginning of period      $ 11.99        $ 8.22           $ 10.58
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.12)(a)     (0.11)(a)         (0.04)(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 1.20          3.88             (2.32)
====================================================================================
    Total from investment operations         1.08          3.77             (2.36)
====================================================================================
Less distributions from net realized
  gains                                     (0.36)           --                --
====================================================================================
Net asset value, end of period            $ 12.71        $11.99           $  8.22
____________________________________________________________________________________
====================================================================================
Total return(b)                              9.06%        45.86%           (22.31)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $11,817        $2,502           $    55
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses
    reimbursements                           1.77%(c)      1.92%             1.92%(d)
------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                           1.79%(c)      1.92%             1.92%(d)
====================================================================================
Ratio of net investment income (loss) to
  average net assets                        (1.01)%(c)    (1.04)%           (0.78)%(d)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(e)                    124%          112%              117%
____________________________________________________________________________________
====================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $7,048,177.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)        CLASS C           CLASS K           CLASS R           INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial      - No initial      - No initial      - No initial      - No initial
  charge               sales charge      sales charge      sales charge      sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent      - Contingent      - Generally, no   - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales  deferred sales      contingent        contingent        deferred sales
  charge for           charge            charge on         charge on         deferred sales    deferred sales    charge
  certain                                redemptions       redemptions       charge(2)         charge(2)
  purchases(2)                           within six        within one
                                         years             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%           1.00%               0.45%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to     - Does not        - Does not        - Does not        - Does not
                       convert to        Class A shares  convert to Class    convert to        convert to        convert to
                       Class A shares    at the end of     A shares          Class A shares    Class A shares    Class A shares
                                         the month
                                         which is eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                       distributions(5)

- Generally more     - Available only  - Purchase        - Generally more  - Generally,      - Generally,      - Closed to new
  appropriate for      for a limited     orders limited    appropriate       only available    only available    investors,
  long-term            number of         to amount less    for short-        to retirement     to employee       except as
  investors            funds             than              term investors    plans,            benefit           described in
                                         $100,000(6)                         educational       plans(9)          the
                                                         - Purchase          savings                             "Purchasing
                                                         orders limited      programs and                        Shares --
                                                           to amount less    wrap programs                       Grandfathered
                                                           than                                                  Investors"
                                                           $1,000,000(8)                                         section of
                                                                                                                 your
                                                                                                                 prospectus
-------------------------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS K AND CLASS R SHARES
You can purchase Class K and Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C, K or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; and

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C, K or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C, Class K or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class K or Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; and (4) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited   Maturity Treasury                             X
                         Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, K, R, Institutional Class Shares or Shares
                         of the AIM Summit Fund.                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund cannot be                               X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, K, R, Institutional Class Shares, or shares
                         of AIM Summit Fund.                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds   cannot be exchanged                           X
                         for Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class Shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds   cannot be exchanged                           X
                         for Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, K, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares or shares of AIM                                                     X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class K                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class K                  Class A, A3, B, C, R, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, K, AIM Cash Reserve Shares,
                         Institutional, Investor Class shares, or shares of AIM                                                    X
                         Summit Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for   Class B, C or R shares                           X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all   funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class K, Institutional Class shares, or shares of AIM
                         Summit Fund.                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, K, R, AIM Cash Reserve Shares,
                         Investor Class shares, or shares of AIM Summit Fund.                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot   be exchanged for Class
                         A shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited   Maturity Treasury
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, K, R, AIM Cash Reserve Shares,
                         Institutional Class shares, or shares of AIM Summit                                                       X
                         Fund.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited   Maturity Treasury                             X
                         Fund and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
AIM Summit Fund          Class B, C, K, R, Institutional or Investor Class
                         shares.                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class K shares for other Class K shares;
(5) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--04/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Small Cap Equity Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     SCE-PRO-1

       YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM FUNDS GROUP
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

      THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM FUNDS GROUP LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 2005, RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF THE FOLLOWING PROSPECTUSES:

                     FUND                                         DATED
                     ----                                         -----
        AIM EUROPEAN SMALL COMPANY FUND                      APRIL 29, 2005
             AIM GLOBAL VALUE FUND                           APRIL 29, 2005
     AIM INTERNATIONAL SMALL COMPANY FUND                    APRIL 29, 2005
            AIM SELECT EQUITY FUND                           APRIL 29, 2005

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 2005, ALSO RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF THE FOLLOWING PROSPECTUSES:

                     FUND                                         DATED
                     ----                                         -----
               AIM BALANCED FUND                             APRIL 29, 2005
            AIM PREMIER EQUITY FUND                          APRIL 29, 2005
         AIM MID CAP BASIC VALUE FUND                        APRIL 29, 2005
           AIM SMALL CAP EQUITY FUND                         APRIL 29, 2005

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 2005, ALSO RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES OF THE FOLLOWING PROSPECTUS:

                     FUND                                         DATED
                     ----                                         -----
            AIM BASIC BALANCED FUND                          APRIL 29, 2005

                                 AIM FUNDS GROUP
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
GENERAL INFORMATION ABOUT THE TRUST........................................................... 1
         Fund History......................................................................... 1
         Shares of Beneficial Interest........................................................ 1
         Policies and Procedures for Disclosure of Fund Holdings.............................. 3

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS...................................... 6
         Classification....................................................................... 6
         Investment Strategies and Risks...................................................... 6
                  Equity Investments......................................................... 10
                  Foreign Investments........................................................ 10
                  Debt Investments........................................................... 12
                  Other Investments.......................................................... 15
                  Investment Techniques...................................................... 16
                  Derivatives................................................................ 20
         Fund Policies....................................................................... 26
         Temporary Defensive Positions....................................................... 29
         Portfolio Turnover.................................................................. 29

MANAGEMENT OF THE TRUST...................................................................... 30
         Board of Trustees................................................................... 30
         Management Information.............................................................. 30
                  Trustee Ownership of Fund Shares........................................... 32
                  Factors Considered in Approving the Investment Advisory Agreement.......... 32
         Compensation........................................................................ 34
                  Retirement Plan For Trustees............................................... 35
                  Deferred Compensation Agreements........................................... 35
                  Purchase of Class A Shares of the Funds at Net Asset Value................. 35
         Codes of Ethics..................................................................... 36
         Proxy Voting Policies............................................................... 36

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................................... 36

INVESTMENT ADVISORY AND OTHER SERVICES....................................................... 36
         Investment Advisor.................................................................. 36
                  Portfolio Managers......................................................... 39
                  Securities Lending Arrangements............................................ 39
         Service Agreements.................................................................. 40
         Other Service Providers............................................................. 40

BROKERAGE ALLOCATION AND OTHER PRACTICES..................................................... 41
         Brokerage Transactions.............................................................. 41
         Commissions......................................................................... 41
         Brokerage Selection................................................................. 42
         Directed Brokerage (Research Services).............................................. 43
         Regular Brokers or Dealers.......................................................... 43
         Allocation of Portfolio Transactions................................................ 43
         Allocation of Initial Public Offering ("IPO") Transactions.......................... 43

PURCHASE, REDEMPTION AND PRICING OF SHARES................................................... 44
         Purchase and Redemption of Shares................................................... 44

         Offering Price...................................................................... 62
         Redemptions In Kind................................................................. 64
         Backup Withholding.................................................................. 64

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS..................................................... 65
         Dividends and Distributions......................................................... 65
         Tax Matters......................................................................... 65

DISTRIBUTION OF SECURITIES................................................................... 73
         Distribution Plans.................................................................. 73
         Distributor......................................................................... 76

CALCULATION OF PERFORMANCE DATA.............................................................. 77

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING...................... 83

REGULATORY INQUIRIES AND PENDING LITIGATION.................................................. 84


APPENDICES:

RATINGS OF DEBT SECURITIES.................................................................. A-1

TRUSTEES AND OFFICERS....................................................................... B-1

TRUSTEE COMPENSATION TABLE.................................................................. C-1

PROXY POLICIES AND PROCEDURES............................................................... D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................................... E-1

MANAGEMENT FEES............................................................................. F-1

PORTFOLIO MANAGERS.......................................................................... G-1

ADMINISTRATIVE SERVICES FEES................................................................ H-1

BROKERAGE COMMISSIONS....................................................................... I-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS.................................................................. J-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS..................... K-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS............................... L-1

TOTAL SALES CHARGES......................................................................... M-1

PERFORMANCE DATA............................................................................ N-1

PENDING LITIGATION.......................................................................... O-1

FINANCIAL STATEMENTS......................................................................... FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

      AIM Funds Group (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM Balanced Fund, AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Small Company Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

      The Trust was originally organized on October 30, 1984 as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on October 15, 1993. The following Funds were included in the reorganization: AIM Select Equity Fund and AIM Premier Equity Fund. In addition, on October 15, 1993, AIM Balanced Fund acquired all the assets and assumed all of the liabilities of AIM Convertible Securities Fund, Inc., a Maryland corporation. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 13, 2001, AIM Select Equity Fund was known as AIM Select Growth Fund, and prior to May 1, 1998, such Fund was known as AIM Growth Fund. Each of the other Funds commenced operations as a series of the Trust. Prior to July 1, 2002, AIM Premier Equity Fund was known as AIM Value Fund. Prior to April 30, 2003, AIM Global Value Fund was known as AIM Worldwide Spectrum Fund. Prior to December 30, 2004, AIM International Small Company Fund was known as AIM International Emerging Growth Fund.

SHARES OF BENEFICIAL INTEREST

      Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

      The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

      Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

      Each Fund offers separate classes of shares as follows:

               FUND                   CLASS A   CLASS B  CLASS C  CLASS R  INSTITUTIONAL  INVESTOR
                                                                               CLASS       CLASS
------------------------------------  -------   -------  -------  -------  -------------  --------
AIM Balanced Fund                        X         X        X        X           X
AIM Basic Balanced Fund                  X         X        X        X           X           X
AIM European Small Company Fund          X         X        X
AIM Global Value Fund                    X         X        X
AIM International Small Company Fund     X         X        X
AIM Mid Cap Basic Value Fund             X         X        X        X           X
AIM Premier Equity Fund                  X         X        X        X           X
AIM Select Equity Fund                   X         X        X
AIM Small Cap Equity                     X         X        X        X           X

      This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares of the Funds are intended for use by certain eligible institutional investors, are discussed in a separate Statement of Additional Information and are available to the following:

            - banks and trust companies acting in a fiduciary or similar capacity;

            -     bank and trust company common and collective trust funds;

            -     banks and trust companies investing for their own account;

            - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

            -     retirement plans; and

            - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement.

      Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

      Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

      Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

      Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

      The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.

      SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

      The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

      PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.aiminvestments.com: - calendar quarter-end portfolio holdings are posted by the 30th day after each calendar quarter-end; - fiscal quarter-end portfolio holdings are posted by the 70th day after each fiscal quarter-end; and - the largest ten holdings are posted by the 15th day after each month-end.

These holdings are listed along with the percentage of the Fund's net assets they represent. The calendar and fiscal quarter-end portfolio holdings will remain on the website for one year. The top-ten list is replaced each month. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on www.aiminvestments.com. The Funds also disclose select holdings as part of their quarterly Fund Performance Updates and quarterly Performance and Commentaries on www.aiminvestments.com by the 29th day after each calendar quarter. These quarterly Fund Performance Updates and quarterly Performance and Commentaries are replaced each quarter. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

      SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates will disclose non-public full portfolio holdings on a selective basis only if the Executive Committee (the "Executive Committee") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. The Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

      AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Funds:

            -     Attorneys and accountants;

            -     Securities lending agents;

            -     Lenders to the Funds;

            -     Rating and rankings agencies;

            -     Persons assisting in the voting of proxies;

            -     Fund custodians;

            -     Fund transfer agent(s) (in the event of a redemption in kind);

            - Pricing services, market makers, or other persons who provide systems or software support in connection with Fund operations (to determine the price of securities held by a Fund);

            -     Financial printers;

            - Brokers identified by a Fund's portfolio management team who provide execution and research services to the team; and

            - Analysts hired to perform research and analysis to the Fund's portfolio management team.

In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. AIM will also disclose non-public portfolio holdings information in the event that such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

      AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

      DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

      From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

      DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

      DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the

Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

      The Trust is an open-end management investment company. Each of the Funds other than AIM European Small Company Fund and AIM International Small Company Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(--Registered Trademark--). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND             AIM     AIM BASIC   AIM EUROPEAN   AIM         AIM       AIM MID CAP  AIM PREMIER  AIM SELECT    AIM SMALL
                        BALANCED  BALANCED   SMALL COMPANY  GLOBAL  INTERNATIONAL  BASIC VALUE  EQUITY FUND  EQUITY FUND  CAP EQUITY
SECURITY/                 FUND      FUND         FUND       VALUE       SMALL         FUND                                   FUND
INVESTMENT                                                   FUND      COMPANY
TECHNIQUE                                                               FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                    EQUITY INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock             X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities      X        X             X           X          X             X            X            X            X

------------------------------------------------------------------------------------------------------------------------------------
Alternative                 X        X             X           X          X             X            X            X            X
Entity Securities
------------------------------------------------------------------------------------------------------------------------------------
                                                                    FOREIGN INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities          X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government          X        X             X           X          X             X            X            X            X
Obligations
------------------------------------------------------------------------------------------------------------------------------------
Foreign Exchange            X        X             X           X          X             X            X            X            X
Transactions
------------------------------------------------------------------------------------------------------------------------------------
                                                                     DEBT INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government             X        X             X           X          X             X            X            X            X
Obligations
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed and         X        X
Asset-Backed
Securities
------------------------------------------------------------------------------------------------------------------------------------
Collateralized              X
Mortgage Obligations
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade            X        X             X           X          X             X            X            X            X
Corporate Debt
Obligations
------------------------------------------------------------------------------------------------------------------------------------
Junk Bonds
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets               X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
                                                                     OTHER INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
REITs                       X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Other Investment            X        X             X           X          X             X            X            X            X
Companies
------------------------------------------------------------------------------------------------------------------------------------
Defaulted Securities
------------------------------------------------------------------------------------------------------------------------------------
Municipal Forward
Contracts
------------------------------------------------------------------------------------------------------------------------------------

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND             AIM     AIM BASIC   AIM EUROPEAN   AIM         AIM       AIM MID CAP  AIM PREMIER  AIM SELECT    AIM SMALL
                        BALANCED  BALANCED   SMALL COMPANY  GLOBAL  INTERNATIONAL  BASIC VALUE  EQUITY FUND  EQUITY FUND  CAP EQUITY
SECURITY/                 FUND      FUND         FUND       VALUE       SMALL         FUND                                   FUND
INVESTMENT                                                   FUND      COMPANY
TECHNIQUE                                                               FUND
------------------------------------------------------------------------------------------------------------------------------------
Variable or Floating
Rate Instruments
------------------------------------------------------------------------------------------------------------------------------------
Indexed Securities
------------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon and
Pay-in-Kind Securities
------------------------------------------------------------------------------------------------------------------------------------
Synthetic Municipal
Instruments
------------------------------------------------------------------------------------------------------------------------------------
                                                                   INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery            X        X             X           X          X             X            X            X            X
Transactions
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities      X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Short Sales                 X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Margin Transactions
------------------------------------------------------------------------------------------------------------------------------------
Swap Agreements             X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Interfund Loans             X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                   X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Lending Portfolio           X        X             X           X          X             X            X            X            X
Securities
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements       X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase          X        X             X           X          X             X            X            X            X
Agreements
------------------------------------------------------------------------------------------------------------------------------------
Dollar Rolls                X        X
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities         X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Rule 144A Securities        X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Unseasoned Issuers          X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Transactions
------------------------------------------------------------------------------------------------------------------------------------
Sale of Money Market
Securities
------------------------------------------------------------------------------------------------------------------------------------
Standby Commitments
------------------------------------------------------------------------------------------------------------------------------------

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND             AIM     AIM BASIC   AIM EUROPEAN   AIM         AIM       AIM MID CAP  AIM PREMIER  AIM SELECT    AIM SMALL
                        BALANCED  BALANCED   SMALL COMPANY  GLOBAL  INTERNATIONAL  BASIC VALUE  EQUITY FUND  EQUITY FUND  CAP EQUITY
SECURITY/                 FUND      FUND         FUND       VALUE       SMALL         FUND                                   FUND
INVESTMENT                                                   FUND      COMPANY
TECHNIQUE                                                               FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                        DERIVATIVES
------------------------------------------------------------------------------------------------------------------------------------
Equity-Linked               X        X             X           X          X             X            X            X            X
Derivatives
------------------------------------------------------------------------------------------------------------------------------------
Put Options                 X        X             X           X          X             X            X            X            X
------------------------------------------------------------------------------------------------------------------------------------
Call Options                X        X             X           X          X             X            X            X            X
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Straddles                   X        X             X           X          X             X            X            X            X
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Warrants                    X        X             X           X          X             X            X            X            X
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Futures Contracts and       X        X             X           X          X             X            X            X            X
Options on Futures
Contracts
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Forward Currency            X        X             X           X          X             X            X            X            X
Contracts
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Cover                       X        X             X           X          X             X            X            X            X
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

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

      The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      Each Fund may invest up to 25% of its total assets (at least 80% of total assets for AIM International Small Company Fund, at least 80% of net assets for AIM European Small Company Fund and up to 80% of total assets for AIM Global Value Fund) in foreign securities.

      Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

      Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      Risks of Developing Countries. AIM European Small Company Fund and AIM International Small Company Fund may each invest up to 35%, AIM Global Value Fund may invest up to 20%, and AIM Balanced Fund, AIM Basic Balanced Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

      FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

      Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

      The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investments from the U.S. Government.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES - Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

      Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

      If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Balanced Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

      FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

      Description of debt securities ratings are found in Appendix A.

      LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

      To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

      Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

      A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

      A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

      MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

      LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

      The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enters into dollar roll transactions to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

      Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

      The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

      A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," from and to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or, forward currency contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM European Small Company Fund and AIM International Small Company Fund are not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and

Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

      The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM European Small Company Fund and AIM International Small Company Fund are not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the

Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

      ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

      (8) AIM European Small Company Fund normally invests at least 80% of its assets in securities of European small companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (9) AIM Small Cap Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (10) AIM Mid Cap Basic Value Fund normally invests at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (11) AIM Select Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, with prospects for above-average market returns, without regard to market capitalization. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (12) AIM Premier Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (13) AIM International Small Company Fund normally invests at least 80% of its assets in securities of small international companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

      AIM Balanced Fund's portfolio turnover rate decreased from 114% in 2003 to 39% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in December of 2003.

      AIM European Small Company Fund's portfolio turnover rate decreased from 130% in 2003 to 71% in 2004. This variation can be attributed to the Fund's high fluctuation in flows during the 2003 period. Since then flows have steadied and the fund is now at its normal level.

      AIM Global Value Fund's portfolio turnover rate decreased from 372% in 2003 to 129% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team of the Fund in early 2002. This would have increased the turnover for 2003; since then the fund's portfolio turnover level has returned to its normal level.

      AIM Premier Equity Fund's portfolio turnover rate increased from 37% in 2003 to 86% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April of 2004.

      AIM Select Equity Fund's portfolio turnover rate decreased from 69% in 2003 to 38% in 2004. This variation can be attributed to the realignment of the Fund's portfolio in 2003 by the Fund's current management team.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.

      The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

      The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2004, the Audit Committee held eight meetings.

      The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i)recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing
and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2004, the Compliance Committee held two meetings.

      The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair) and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

      The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2004, the Governance Committee held seven meetings.

      Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

      The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended December 31, 2004, the Investments Committee held eight meetings.

      The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

      The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation
Committee: (i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended December 31, 2004, the Valuation Committee held one meeting.

     The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for
(a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2004, the Special Market Timing Litigation Committee held eight meetings.

Trustee Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

      The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund by the Board at a meeting held on June 8, 2004. In evaluating the fairness and reasonableness of each Advisory Agreement, the Board considered a variety of factors for each Fund, as applicable, including the following:

   - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

   - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that AIM was qualified to continue to provide investment advisory services to each Fund and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

   - The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes to the Funds or their portfolio management teams should be made at this time.

   - The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes to the Funds or their portfolio management teams should be made at this time.

   - Meetings with each Fund's portfolio managers and investment personnel. With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

   - Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

   - Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against
      (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

   - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

   - Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

   - Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

   - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

   - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition.

      The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

   - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

   - AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

   - Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

   - Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

      After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

COMPENSATION

      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the

Board and Chairs and Vice Chairs of certain committees receive additional compensation from their services.

      Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix C.

Retirement Plan For Trustees

      The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefit will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Crockett, Dunn, Fields,Frischling, Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

      The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

      AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Funds within the AIM Family of Funds(--Registered Trademark--) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

      The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM, the Fund's investment advisor. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

      Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

      Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2004 is available at our web site, HTTP://WWW.AIMINVESTMENTS.COM. This information is also available at the SEC web site, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

      AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to its Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, indicated in the second column below, based on the average daily net assets of each Fund during the year.

      Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                                      MAXIMUM
               FUND NAME                    ANNUAL RATE/NET ASSETS               MAXIMUM ADVISORY FEE              ADVISORY FEE
                                            PER ADVISORY AGREEMENT            RATE AFTER JANUARY 1, 2005          RATES COMMITTED
                                                                                                                    UNTIL DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.62% of the first $250 million
AIM Balanced Fund                     0.75% of the first $150 million     0.605% of the next $250 million          June 30, 2006
                                      0.50% of amount over $150           0.59% of the next $500 million
                                      million (1)                         0.575% of the next $1.5 billion
                                                                          0.56% of the next $2.5 billion
                                                                          0.545% of the next $2.5 billion
                                                                          0.53% of the next $2.5 billion
                                                                          0.515% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.62% of the first $250 million
AIM Basic Balanced Fund               0.65% of the first $1 billion       0.605% of the next $250 million        December 31, 2009
                                      0.60% of the next $4 billion        0.59% of the next $500 million
                                      0.55% of amount over $5 billion     0.575% of the next $1.5 billion
                                                                          0.56% of the next $2.5 billion
                                                                          0.545% of the next $2.5 billion
                                                                          0.53% of the next $2.5 billion
                                                                          0.515% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.935% of the first $250 million
AIM European Small Company Fund       0.95% of all assets                 0.91% of the next $250 million           June 30, 2006
                                                                          0.885% of the next $500 million
                                                                          0.86% of the next $1.5 billion
                                                                          0.835% of the next $2.5 billion
                                                                          0.81% of the next $2.5 billion
                                                                          0.785% of the next $2.5 billion
                                                                          0.76% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      MAXIMUM
                                                                                                                    ADVISORY FEE
                                      ANNUAL RATE/NET ASSETS                MAXIMUM ADVISORY FEE                  RATES COMMITTED
FUND NAME                             PER ADVISORY AGREEMENT              RATE AFTER JANUARY 1, 2003                 UNTIL DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.80% of the first $250 million
AIM Global Value Fund                 0.85% of the first $1 billion       0.78% of the next $250 million           June 30, 2006
                                      0.80% of amount over $1 billion     0.76% of the next $500 million
                                                                          0.74% of the next $1.5 billion
                                                                          0.72% of the next $2.5 billion
                                                                          0.70% of the next $2.5 billion
                                                                          0.68% of the next $2.5 billion
                                                                          0.66% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.935% of the first $250 million
AIM International Small Company Fund  0.95% of all assets                 0.91% of the next $250 million         December 31, 2009
                                                                          0.885% of the next $500 million
                                                                          0.86% of the next $1.5 billion
                                                                          0.835% of the next $2.5 billion
                                                                          0.81% of the next $2.5 billion
                                                                          0.785% of the next $2.5 billion
                                                                          0.76% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.745% of the first $250 million
AIM Mid Cap Basic Value Fund          0.80% of the first $1 billion       0.73% of the next $250 million         December 31, 2009
                                      0.75% of the next $4 billion        0.715% of the next $500 million
                                      0.70% of amount over $5 billion     0.70% of the next $1.5 billion
                                                                          0.685% of the next $2.5 billion
                                                                          0.67% of the next $2.5 billion
                                                                          0.655% of the next $2.5 billion
                                                                          0.64% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.75% of the first $150 million
AIM Premier Equity Fund               0.80% of the first $150 million     0.615% of the next $4.85 billion       December 31, 2009
                                      0.625% of amount over $150          0.57% of the next $2.5 billion
                                      million (1)                         0.545% of the next $2.5 billion
                                                                          0.52% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.695% of the first $250 million
AIM Select Equity Fund                0.80% of the first $150 million     0.67% of the next $250 million           June 30, 2006
                                      0.625% of amount over $150          0.645% of the next $500 million
                                      million (1)                         0.62% of the next $1.5 billion
                                                                          0.595% of the next $2.5 billion
                                                                          0.57% of the next $2.5 billion
                                                                          0.545% of the next $2.5 billion
                                                                          0.52% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------
                                                                          0.745% of the first $250 million       December 31, 2009
AIM Small Cap Equity Fund             0.85% of all assets                 0.73% of the next $250 million
                                                                          0.715% of the next $500 million
                                                                          0.70% of the next $1.5 billion
                                                                          0.685% of the next $2.5 billion
                                                                          0.67% of the next $2.5 billion
                                                                          0.655% of the next $2.5 billion
                                                                          0.64% of amount over $10 billion
------------------------------------------------------------------------------------------------------------------------------------

(1) AIM has voluntarily agreed to waive advisory fees payable by the Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

      AIM has contractually agreed through December 31, 2005 to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by each Fund's Board; (v) expenses related to a merger or reorganization as approved by each Fund's Board; (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement); and (vii) excluding Rule 12b-1 fees, if applicable) for AIM European Small Company Fund, AIM Global Value Fund and AIM International Small Company Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65%, respectively. Such contractual fees waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

      The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix F.

Portfolio Managers

      Appendix G contains the following information regarding the portfolio managers identified in each Fund's prospectus:

      -     The dollar range of the manager's investments in each Fund.

      -     A description of the manager's compensation structure.

      - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

      If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix H.

OTHER SERVICE PROVIDERS

      TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

      The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS at a rate of $17.08 per open shareholder account plus certain out of pocket expenses, whether such account is services directly by AIS or by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month.

      In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

      Primerica Shareholder Services, Inc. ("PSS") 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AIS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

      CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

      The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

      Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

      AUDITORS. The Funds' independent registered public accountants are responsible for auditing the financial statements of the Funds. The Board has selected PricewaterhouseCoopers, LLP 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent registered public accountants to audit the financial statements of the Funds.

      COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

      AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

      Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer including electronic communication networks.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds for the last three fiscal years ended December 31 are found in Appendix I.

COMMISSIONS

      During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

      Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

      Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information and providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

      The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of follow a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

      In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

      AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2004 are found in Appendix J.

REGULAR BROKERS OR DEALERS

      Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2004 is found in Appendix J.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

      INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

      Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Advantage Health Science Fund
AIM Aggressive Growth Fund
AIM Asia Pacific Growth Fund
AIM Basic Value Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Core Stock Fund
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Emerging Growth Fund
AIM Energy Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Financial Services Fund
AIM Global Real Estate Fund
AIM Global Value Fund
AIM Gold & Precious Metals Fund
AIM Growth Allocation Fund
AIM Health Sciences Fund
AIM International Core Equity Fund
AIM International Small Company Fund
AIM International Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Leisure Fund
AIM Libra Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Mid Cap Growth Fund
AIM Mid Cap Stock Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Multi-Sector Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Small Company Growth Fund
AIM Technology Fund
AIM Total Return Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Utilities Fund
AIM Weingarten Fund

                                                                                                   Dealer
                                                        Investor's Sales Charge                  Concession
                                                        -----------------------                  ----------
                                                       As a                  As a                   As a
                                                   Percentage of          Percentage            Percentage of
                                                    the Public            of the Net             the Public
     Amount of Investment in                         Offering               Amount                Offering
      Single Transaction(1)                            Price               Invested                 Price
      ---------------------                            -----               --------                 -----
             Less than $   25,000                      5.50%                 5.82%                  4.75%
$ 25,000 but less than $   50,000                      5.25                  5.54                   4.50
$ 50,000 but less than $  100,000                      4.75                  4.99                   4.00
$100,000 but less than $  250,000                      3.75                  3.90                   3.00
$250,000 but less than $  500,000                      3.00                  3.09                   2.50
$500,000 but less than $1,000,000                      2.00                  2.04                   1.60

(1) AIM Opportunities Fund I will not accept any single purchase in excess of $250,000

CATEGORY II FUNDS

AIM Balanced Fund
AIM Basic Balanced Fund
AIM Developing Markets Fund
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Municipal Bond Fund
AIM Real Estate Fund
AIM Total Return Bond Fund

                                                                                                   Dealer
                                                       Investor's Sales Charge                   Concession
                                                       -----------------------                   ----------
                                                       As a                  As a                   As a
                                                   Percentage of        Percentage of           Percentage of
                                                    the Public             the Net               the Public
      Amount of Investment in                        Offering               Amount                Offering
        Single Transaction                             Price               Invested                 Price
        ------------------                             -----               --------                 -----
             Less than $   50,000                      4.75%                 4.99%                  4.00%
$ 50,000 but less than $  100,000                      4.00                  4.17                   3.25
$100,000 but less than $  250,000                      3.75                  3.90                   3.00
$250,000 but less than $  500,000                      2.50                  2.56                   2.00
$500,000 but less than $1,000,000                      2.00                  2.04                   1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                                                   Dealer
                                                       Investor's Sales Charge                   Concession
                                                       -----------------------                   ----------
                                                       As a                  As a                   As a
                                                   Percentage of        Percentage of           Percentage of
                                                    the Public             the Net               the Public
      Amount of Investment in                        Offering               Amount                Offering
        Single Transaction                             Price               Invested                 Price
        ------------------                             -----               --------                 -----
             Less than $  100,000                      1.00%                 1.01%                  0.75%
$100,000 but less than $  250,000                      0.75                  0.76                   0.50
$250,000 but less than $1,000,000                      0.50                  0.50                   0.40

AIM SHORT TERM BOND FUND

                                                                                                   Dealer
                                                       Investor's Sales Charge                   Concession
                                                       -----------------------                   ----------
                                                       As a                  As a                   As a
                                                   Percentage of        Percentage of           Percentage of
                                                    the Public             the Net               the Public
      Amount of Investment in                        Offering               Amount                Offering
        Single Transaction                             Price               Invested                 Price
        ------------------                             -----               --------                 -----
             Less than $  100,000                      2.50%                 2.56%                  2.00%
$100,000 but less than $  250,000                      2.00                  2.04                   1.50
$250,000 but less than $  500,000                      1.50                  1.52                   1.25
$500,000 but less than $1,000,000                      1.25                  1.27                   1.00

      Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

      LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A shares of Category I, II or III Funds and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.

      AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

      AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

                         1% of the first $2 million
                         plus 0.80% of the next $1 million
                         plus 0.50% of the next $17 million
                         plus 0.25% of amounts in excess of $20 million

      If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

      If an investor made a Large Purchase of Class A shares of a Category III Fund or Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

      If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on or after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning on February 17, 2003, Class A shares of a Category I or II Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

      If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchases as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

      If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

      PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                         0.50% of the first $20 million
                         plus 0.25% of amounts in excess of $20 million

      This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and

(ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

      A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned fom another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

      With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

      PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

      As used herein, the terms below shall be defined as follows:

      - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

      - "Spouse" is the person to whom one is legally married under state law;

      - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

      - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

      -     "Parent" is a person's biological or adoptive mother or father;

      - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

      -     Step-parent" is the Spouse of a Child's Parent; and

      - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

      - an individual (including his or her spouse or domestic partner, and children);

      - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

      - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

      - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

            a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

            b. each transmittal is accompanied by a single check or wire transfer; and

            c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

      HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

      A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI") and (ii) subsequently fulfilling the conditions of that LOI.

      The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

      Calculating the Initial Sales Charge

      - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

      - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

      - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

      - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

      Calculating the Number of Shares to be Purchased

      - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

      - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

      - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

      - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

      Fulfilling the Intended Investment

      - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

      - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

      - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

      Canceling the LOI

      - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

      - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

      Other Persons Eligible for the LOI Privilege

      The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

      LOIs and Contingent Deferred Sales Charges

      If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1.00% CDSC.

RIGHTS OF ACCUMULATION

      A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

      If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

      To qualify for obtaining the discount applicable to a particular purchase, the purchaser or dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

      Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

      If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Funds shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

      OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

      Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

      PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

      AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

      Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

      -     AIM Management and its affiliates, or their clients;

      - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

      - Any current or retired officer, director, or employee (and members of their immediate family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

      - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

      -     Purchases through approved fee-based programs;

      - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

            a.    a plan's initial investment is at least $1 million;

            b. there are at least 100 employees eligible to participate in the plan;

            c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

            d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

            e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

      - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

      - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

      - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

      - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

      - Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

      - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the former GT Global funds since that time;

      - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

      -     Shareholders of Investor Class shares of an AIM Fund;

      -     Qualified Tuition Programs created and maintained in accordance with
            Section 529 of the Code;

      -     Insurance company separate accounts;

      - a retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

            a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

            b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

            c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

      - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

      - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

      In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

      -     the reinvestment of dividends and distributions from a Fund;

      -     exchanges of shares of certain Funds;

      -     a merger, consolidation or acquisition of assets of a Fund.

      PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

      The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates makes these payments from its own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments.

      In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM.

      REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may be generate certain other payments described below.)

      The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

      ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

      OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events they deem appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

      ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

      In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

      Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

      Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

      AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class K Shares

      Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

      For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

                         Percent of Cumulative Purchase

                 0.70% of the first $5 million
                 plus 0.45% of amounts in excess of $5 million

      If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Class R Shares

      Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                         0.75% of the first $5 million
                         plus 0.50% of amounts in excess of $5 million

      With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

      Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

      Institutional Class shares are sold at the net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

      TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

      EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

      GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

      REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

      SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

      Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

      Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

      A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund), and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

      - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

      - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

      - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

      -     Redemptions from private foundations or endowment funds;

      - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

      - Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund or AIM Short Term Bond Fund shares;

      - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

      - Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

      - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

      - Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

      - Redemption of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

      - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

      - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

      - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

      - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

      - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

      - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

      - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section
            1.401(k)-1(d)(2)); and

      - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

      CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

      - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

      - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

      - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
            Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

      - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

      - Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

      -     Investment account(s) of AIM.

      CDSCs will not apply to the following redemptions of Class C shares:

      - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

      - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

      - Redemptions of Class C shares of a Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

      - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

      CDSCs will not apply to the following redemptions of Class K shares:

      - Class K shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him.

      CDSCs will not apply to the following redemptions of Class R shares:

      - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

      - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

      GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

      AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.

      TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary or financial intermediary's failure to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

      SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

      Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

      TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

      INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

      ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

      The following formula may be used to determine the public offering price per Class A share of an investor's investment:

      Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

      For example, at the close of business on December 31, 2004, AIM Premier Equity Fund - Class A shares had a net asset value per share of $9.88. The offering price, assuming an initial sales charge of 5.50%, therefore was $10.46.

Calculation of Net Asset Value

      Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

      Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendors may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing prices may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs domestic and foreign index futures, and exchange-traded funds.

      Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

      Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

      Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

      Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

      An investor is subject to backup withholding if:

      1.    the investor fails to furnish a correct TIN to the Fund;

      2.    the IRS notifies the Fund that the investor furnished an incorrect
            TIN;

      3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

      4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

      5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

      Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

      Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

      Investors should contact the IRS if they have any questions concerning withholding.

      IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

      NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

      It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM Balanced Fund and AIM Basic Balanced Fund. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

      It is the present policy of the AIM Balanced Fund and AIM Basic Balanced Fund to declare and pay quarterly net investment income dividends and declare and pay annually capital gain distributions.

      Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than those for Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and (for Fund taxable years beginning after October 22, 2004) net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a fund may be required to sell portfolio holdings to meet this requirement.

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or of securities of certain publicly traded partnerships (for Fund taxable years beginning after October 22, 2004).

      For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

      Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

      Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.

      DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

      Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

      Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

      Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

      Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

      EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a

Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

      PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

      The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below.

      A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

      Dividends paid by a Fund will not be eligible for the dividends received deduction when received by a corporation that has not held its shares of the Fund for at least 46 days during the 91-day period beginning 45 days before the date on which the shares become ex-dividend and will not be treated as qualified dividend income when received by an individual or other noncorporate shareholder who has not held its shares of the Fund for at least 61 days during the 121-day period beginning 60 days before the date on which the shares become ex-dividend.

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

      Distributions by a Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amounts of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

      SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

      If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

      BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding."

      FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

      As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends short-term capital gain dividends, interest related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

      Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

      Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

      FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

      Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

      EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 21, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

      The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and, if applicable, Class R and Investor Class shares (collectively the "Plans"). Each Fund, pursuant to the Plans, except the Investor Class Plan, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                                      CLASS A      CLASS B      CLASS C      CLASS R
----                                      -------      -------      -------      -------
AIM Balanced Fund                           0.25%       1.00%        1.00%         0.50%
AIM Basic Balanced Fund                     0.35        1.00         1.00          0.50
AIM European Small Company Fund             0.35        1.00         1.00          N/A
AIM Global Value Fund                       0.35        1.00         1.00          N/A
AIM International Small Company Fund        0.35        1.00         1.00          N/A
AIM Mid Cap Basic Value Fund                0.35        1.00         1.00          0.50
AIM Premier Equity Fund                     0.25        1.00         1.00          0.50
AIM Select Equity Fund                      0.25        1.00         1.00          N/A
AIM Small Cap Equity Fund                   0.35        1.00         1.00          0.50

      AIM Basic Balanced Fund, pursuant to its Investor Class plan, pays AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund.

      All of the Plans compensate or reimburse AIM Distributors, as applicable, for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

      Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans AIM Distributors will retain the full amount of the fee.

      Amounts payable by AIM Basic Balanced Fund under its Investor Class Plan are directly related to the expenses incurred by AIM Distributors on behalf of the Fund, as this Plan obligates the Fund to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Fund. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period exceeds the 0.25% annual cap, under this Plan AIM Basic Balanced Fund will not be obligated to pay more than the 0.25% annual cap. If AIM Distributors' actual allocated share of expenses incurred pursuant to the Investor Class Plan for the period is less than the 0.25% annual cap, under this Plan AIM Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

      AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares, Class R or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

      The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

      AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

      Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

      Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

      Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

      See Appendix K for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended December 31, 2004 and Appendix L for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2004.

      As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

      The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

      Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

      Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

      The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

      The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

      AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

      Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

      AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

      AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

      The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

      Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended December 31 are found in Appendix M.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

      The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where      P    =  a hypothetical initial payment of $1,000;

           T    =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five or ten year periods);

           n    =  number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the one, five or ten year periods (or fractional portion of such period).

      The average annual total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix N.

      Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

      Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value and
(4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

      Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where      P    =  a hypothetical initial payment of $1,000;

           U    =  average annual total return assuming payment of only a stated
                   portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

           n    =  number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where      P    =  a hypothetical initial payment of $1,000;

           V    =  cumulative total return assuming payment of all of, a stated
                   portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

           ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix N.

Calculation of Certain Performance Data

      AIM Balanced Fund, AIM Premier Equity Fund and AIM Small Cap Equity Fund may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Funds' Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Class R shares since their inception and the restated historical performance of the Funds' Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Funds' Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Class R shares.

      AIM Basic Balanced Fund may also use a restated or a blended performance calculation to derive certain performance data shown for the Fund's Investor Class shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Investor Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Investor Class shares.

      A restated or blended performance calculation may be used to derive (i) each Fund's standardized average annual total returns over a stated period and
(ii) each Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

      A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T)  = ATV
                                              D

Where      P    =  a hypothetical initial payment of $1,000;

           T    =  average annual total return (after taxes on distributions);

           n    =  number of years; and

           ATV  =  ending value of a hypothetical $1,000 payment made at the
              D beginning of the one, five or ten-year periods (or since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

      Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix N.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

      A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T) = ATV
                                             DR

Where      P    =  a hypothetical initial payment of $1,000;

           T    =  average annual total return (after taxes on distributions and redemption);

           n    =  number of years; and

           ATV  =  ending value of a hypothetical $1,000 payment made at the
              DR beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

      Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

      The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

      The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

      The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix N.

Yield Quotation

      Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

      A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

      Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where      a    =  dividends and interest earned during a stated 30-day period.
                   For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date);

           b    =  expenses accrued during period (net of reimbursements);

           c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and

           d    =  the maximum offering price per share on the last day of the period.

      The yields and distribution rates for the AIM Balanced Fund and AIM Basic Balanced Fund for the 30 day period ended December 31, 2004 are found in Appendix N.

Performance Information

      All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.


      The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age             Forbes                      Nation's Business
Barron's                    Fortune                     New York Times
Best's Review               Hartford Courant            Pension World
Bloomberg                   Inc.                        Pensions & Investments
Broker World                Institutional Investor      Personal Investor
Business Week               Insurance Forum             Philadelphia Inquirer
Changing Times              Insurance Week              The Bond Buyer
Christian Science Monitor   Investor's Business Daily   USA Today
Consumer Reports            Journal of the American     U.S. News & World Report
Economist                      Society of CLU & ChFC    Wall Street Journal
FACS of the Week            Kiplinger Letter            Washington Post
Financial Planning          Money                       CNN
Financial Product News      Mutual Fund Forecaster      CNBC
Financial Services Week                                 PBS
Financial World

      Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor                          Morningstar, Inc.
Bloomberg                                  Standard & Poor's
FactSet Date Systems                       Strategic Insight
Lipper, Inc.                               Thompson Financial

      Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

Lehman U.S.Aggregate Bond Index
Lipper Balanced Fund Index
Lipper European Fund Index
Lipper Global Multi-Cap Value Fund Index
Lipper Large Cap Core Fund Index
Lipper Small/Mid Cap Fund Index
Lipper Mid Cap Value Fund Index
Lipper Multi Cap Core Fund Index
Lipper Small Cap Core Fund Index
Russell 1000--Registered Trademark-- Value Index
Russell 2000--Registered Trademark-- Index
Russell 3000--Registered Trademark-- Index
Russell Midcap--Registered Trademark-- Value Index
MSCI All Country World Free ex-USA Growth Index
MSCI EAFE Index
MSCI Europe Index
MSCI Europe Small Cap Index
MSCI World Index
MSCI World Value Free Index
Standard & Poor's 500 Index
Standard & Poor's 600 Index

      Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

      From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

     SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

      On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

      Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

      Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

      The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

                   REGULATORY INQUIRIES AND PENDING LITIGATION

      The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

      As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

      Ongoing Regulatory Inquiries Concerning IFG and AIM

      IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing,


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

excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

      AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.

     Pending Regulatory Civil Action Alleging Market Timing

     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

     If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

      Private Civil Actions Alleging Market Timing

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-1.

      All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix O-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix O-1.

      Private Civil Actions Alleging Improper Use of Fair Value Pricing

      Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws;
(ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-2.

      Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-3.

      Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

      Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-4.

      Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix O-5.

      Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on April 25, 2005, is set forth in Appendix O-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

      Moody's corporate ratings areas follows:

      Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


      Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

      Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

      Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

      An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

      Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

      Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

      The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

      Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met. '

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of March 31, 2005

--------------------------------------------------------------------------------
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.
--------------------------------------------------------------------------------

 NAME, YEAR OF BIRTH    TRUSTEE         RINCIPAL OCCUPATION(S) DURING PAST        OTHER TRUSTEESHIP(S)
 AND POSITION(S) HELD   AND/OR                      5 YEARS                         HELD BY TRUSTEE
    WITH THE TRUST      OFFICER
                        SINCE
----------------------  -------  -----------------------------------------------  --------------------
INTERESTED PERSONS

Robert H. Graham(1) --   1992    Director and Chairman, A I M Management Group    None
1946                             Inc. (financial services holding company);
Trustee, Vice Chair              Director and Vice Chairman, AMVESCAP PLC and
and President                    Chairman of AMVESCAP PLC - AIM Division (parent
                                 of AIM and a global investment management firm)

                                 Formerly: President and Chief Executive
                                 Officer, A I M Management Group Inc.; Director,
                                 Chairman and President, A I M Advisors, Inc.
                                 (registered investment advisor); Director and
                                 Chairman, A I M Capital Management, Inc.
                                 (registered investment advisor), A I M
                                 Distributors, Inc. (registered broker dealer),
                                 AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company
                                 (registered broker dealer); and Chief Executive
                                 Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2)    2003    Director, President and Chief Executive          None
-- 1951                          Officer, A I M Management Group Inc. (financial
Trustee and Executive            services holding company); Director, Chairman
Vice President                   and President, A I M Advisors, Inc. (registered
                                 investment advisor); Director, A I M Capital
                                 Management, Inc. (registered investment
                                 advisor) and A I M Distributors, Inc.
                                 (registered broker dealer); Director and
                                 Chairman, AIM Investment Services, Inc.
                                 (registered transfer agent), Fund Management
                                 Company (registered broker dealer) and INVESCO
                                 Distributors, Inc. (registered broker dealer);
                                 and Chief Executive Officer, AMVESCAP PLC - AIM
                                 Division (parent of AIM and a global investment
                                 management firm)

                                 Formerly: Director, Chairman, President and
                                 Chief Executive Officer, INVESCO Funds Group,
                                 Inc.; President and Chief Executive Officer,
                                 INVESCO Distributors, Inc.; and Chief Executive
                                 Officer, AMVESCAP PLC - Managed Products

----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

 NAME, YEAR OF BIRTH    TRUSTEE         RINCIPAL OCCUPATION(S) DURING PAST           OTHER TRUSTEESHIP(S)
 AND POSITION(S) HELD   AND/OR                      5 YEARS                            HELD BY TRUSTEE
    WITH THE TRUST      OFFICER
                        SINCE
----------------------  -------  ------------------------------------------------    --------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett(3) -   1987    Chairman, Crockett Technology Associates            ACE Limited
1944                             (technology consulting company)                     (insurance company);
Trustee and Chair                                                                    and Captaris, Inc.
                                                                                     (unified messaging
                                                                                     provider)

Bob R. Baker - 1936      2003    Retired                                             None
Trustee

Frank S. Bayley --       2001    Retired                                             Badgley Funds, Inc.
1939                                                                                 (registered
Trustee                          Formerly:  Partner, law firm of Baker &             investment company)
                                 McKenzie

James T. Bunch - 1942    2003    Co-President and Founder, Green, Manning &          None
Trustee                          Bunch, Ltd. (investment banking firm); and
                                 Director, Policy Studies, Inc. and Van Gilder
                                 Insurance Corporation

Albert R. Dowden --      2000    Director of a number of public and private          None
1941                             business corporations, including the Boss
Trustee                          Group, Ltd. (private investment and management);
                                 Cortland Trust, Inc. (Chairman) (registered
                                 investment company); Annuity and Life Re
                                 (Holdings), Ltd. (insurance company) and
                                 CompuDyne Corporation (provider of products
                                 and services to the public security market)

                                 Formerly: Director, President and Chief
                                 Executive Officer, Volvo Group North America,
                                 Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

Edward K. Dunn, Jr.      1998    Retired                                             None
-- 1935
Trustee                          Formerly: Chairman, Mercantile Mortgage Corp.;
                                 President and Chief Operating Officer,
                                 Mercantile-Safe Deposit & Trust Co.; and
                                 President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952   1997    Chief Executive Officer, Twenty First Century       Administaff,
Trustee                          Group, Inc. (government affairs company); and       and Discovery Global
                                 Owner, Dos Angelos Ranch, L.P.                      Education Fund (non-
                                                                                     profit)
                                 Formerly: Chief Executive Officer, Texana
                                 Timber LP (sustainable forestry company)

----------

(3)   Mr. Crockett was elected Chair of the Board effective October 4, 2004.

 NAME, YEAR OF BIRTH    TRUSTEE         RINCIPAL OCCUPATION(S) DURING PAST        OTHER TRUSTEESHIP(S)
 AND POSITION(S) HELD   AND/OR                      5 YEARS                         HELD BY TRUSTEE
    WITH THE TRUST      OFFICER
                        SINCE
----------------------  -------  -----------------------------------------------  --------------------
Carl Frischling --       1993    Partner, law firm of Kramer Levin                Cortland
1937                             Naftalis and Frankel LLP                         Trust, Inc.
Trustee                                                                           (registered
                                                                                  investment
                                                                                  company)

Gerald J. Lewis - 1933   2003    Chairman, Lawsuit Resolution                     General
Trustee                          Services (San Diego, California)                 Chemical
                                                                                  Group, Inc.

Prema Mathai-Davis --    1998    Formerly: Chief Executive Officer,               None
1950                             YWCA of the USA
Trustee

Lewis F. Pennock --      1992    Partner, law firm of Pennock &                   None
1942                             Cooper
Trustee

Ruth H. Quigley --       2001    Retired                                          None
1935

Trustee

Larry Soll - 1942        2003    Retired                                          None
Trustee

OTHER OFFICERS

Lisa O. Brinkley(4) -    2004    Senior Vice President, A I M Management Group    N/A
1959                             Inc. (financial services holding company);
Senior Vice President            Senior Vice President and Chief Compliance
and Chief Compliance             Officer, A I M Advisors, Inc.; Vice President
Officer                          and Chief Compliance Officer, A I M Capital
                                 Management, Inc. and Vice President, A I M
                                 Distributors, Inc., AIM Investments Services,
                                 Inc. and Fund Management Company

                                 Formerly: Senior Vice President and Compliance
                                 Director, Delaware Investments Family of Funds;
                                 and Chief Compliance Officer, AIM Distributors,
                                 Inc.

----------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

 NAME, YEAR OF BIRTH    TRUSTEE         RINCIPAL OCCUPATION(S) DURING PAST        OTHER TRUSTEESHIP(S)
 AND POSITION(S) HELD   AND/OR                      5 YEARS                         HELD BY TRUSTEE
    WITH THE TRUST      OFFICER
                        SINCE
----------------------  -------  -----------------------------------------------  --------------------
Russell C. Burk(5) -     2005    Formerly: Director of Compliance and Assistant   N/A
1958                             General Counsel, ICON Advisers, Inc.; Financial
Senior Vice President            Consultant, Merrill Lynch; General Counsel and
                                 Director of Compliance, ALPS Mutual Funds, Inc.


Kevin M. Carome -        2003    Director, Senior Vice President, Secretary and   N/A
1956                             General Counsel, A I M Management Group Inc.
Senior Vice                      (financial services holding company) and A I M
President, Secretary             Advisors, Inc.; Director and Vice President,
and Chief Legal                  INVESCO Distributors, Inc.; Vice President, A I
Officer                          M Capital Management, Inc., and AIM Investment
                                 Services, Inc.; Director, Vice President and
                                 General Counsel, Fund Management Company; and
                                 Senior Vice President, A I M Distributors, Inc.

                                 Formerly: Senior Vice President and General
                                 Counsel, Liberty Financial Companies, Inc.;
                                 Senior Vice President and General Counsel,
                                 Liberty Funds Group, LLC; and Vice President, A
                                 I M Distributors, Inc.

Robert G. Alley - 1948   1992    Managing Director, Chief Fixed Income Officer,   N/A
Vice President                   and Senior Investment Officer, AIM Capital
                                 Management, Inc.; and Vice President, A I M
                                 Advisors, Inc.

Stuart W. Coco - 1955    1992    Managing Director and Director of Money Market   N/A
Vice President                   Research and Special Projects, A I M Capital
                                 Management, Inc.; and Vice President, A I M
                                 Advisors, Inc.

Sidney M. Dilgren --     2004    Vice President and Fund Treasurer, A             N/A
1961                             I M Advisors, Inc.
Vice President and
Treasurer                        Formerly: Vice President, A I M Distributors,
                                 Inc.; and Senior Vice President, AIM Investment
                                 Services, Inc.

J. Philip Ferguson(6)    2005    Senior Vice President and Chief Investment       N/A
-- 1945                          Officer, A I M Advisors Inc.; Director,
Vice President                   Chairman, Chief Executive Officer, President
                                 and Chief Investment Officer, A I M Capital
                                 Management, Inc; Executive Vice President, A I
                                 M Management Group Inc.;

                                 Formerly: Senior Vice President, AIM Private
                                 Asset Management, Inc.; Chief Equity Officer, and Senior Investment Officer, A I M Capital
                                 Management, Inc.; and Managing Partner, Beutel,
                                 Goodman Capital Management

----------

(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

 NAME, YEAR OF BIRTH    TRUSTEE         RINCIPAL OCCUPATION(S) DURING PAST        OTHER TRUSTEESHIP(S)
 AND POSITION(S) HELD   AND/OR                      5 YEARS                         HELD BY TRUSTEE
    WITH THE TRUST      OFFICER
                        SINCE
----------------------  -------  -----------------------------------------------  --------------------
Karen Dunn Kelley -      1992    Director of Cash Management, Managing Director   N/A
1960                             and Chief Cash Management Officer, A I M
Vice President                   Capital Management, Inc.; Director and
                                 President, Fund Management Company, and Vice
                                 President, A I M Advisors, Inc..

          TRUSTEE OWNERSHIP OF PORTFOLIO SHARES AS OF DECEMBER 31, 2004

   NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES            AGGREGATE DOLLAR RANGE OF
                                           PER PORTFOLIO                        EQUITY SECURITIES IN ALL
                                                                                 REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY
                                                                                      TRUSTEE IN
                                                                                THE AIM FAMILY OF FUNDS(R)
----------------------     -----------------------------------------------     ---------------------------
Robert H. Graham           Balanced                          Over $100,000           Over $100,000
                           Basic Balanced                    Over $100,000
                           Premier Equity                    Over $100,000
                           Small Cap Equity                  Over $100,000

Mark H. Williamson         European Small Company        $10,001 - $50,000           Over $100,000
                           International Small Company  $50,001 - $100,000
                           Mid Cap Basic Value          $50,001 - $100,000

Bob R. Baker               International Small Company       Over $100,000           Over $100,000
                           Small Cap Equity                  Over $100,000

Frank S. Bayley            European Small Company        $10,001 - $50,000           Over $100,000
                           Premier Equity                     $1 - $10,000

James T. Bunch                                  - 0 -                                Over $100,000

Bruce L. Crockett          Mid Cap Basic Value           $10,001 - $50,000        $50,001-$100,000(7)
                           Premier Equity                     $1 - $10,000
                           Select Equity                      $1 - $10,000
                           Small Cap Equity              $10,001 - $50,000

Albert R. Dowden           Small Cap Equity              $10,001 - $50,000           Over $100,000

Edward K. Dunn, Jr.        European Small Company          $10,001-$50,000          Over $100,000(7)
                           International Small Company   $10,001 - $50,000
                           Premier Equity                $10,001 - $50,000

Jack M. Fields             Premier Equity                    Over $100,000          Over $100,000(7)

Carl Frischling            European Small Company            Over $100,000          Over $100,000(7)
                           International Small Company       Over $100,000
                           Select Equity                $50,001 - $100,000
                           Premier Equity               $50,001 - $100,000

----------

(7) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

Gerald J. Lewis                                  -0-                                 Over $100,000

Prema Mathai-Davis                               -0-                                $1 - $10,000(7)

Lewis F. Pennock           Balanced                      $10,001 - $50,000           Over $100,000
                           Global Value                  $10,001 - $50,000
                           Select Equity                      $1 - $10,000

Ruth H. Quigley            European Small Company             $1 - $10,000          $10,001-$50,000
                           International Small Company        $1 - $10,000
                           Premier Equity                     $1 - $10,000

Larry Soll                                       -0-                                Over $100,000(7)

----------

(7) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:

                                                       ESTIMATED
                                                         ANNUAL
                                         RETIREMENT     BENEFITS
                                          BENEFITS        UPON
                            AGGREGATE      ACCRUED     RETIREMENT       TOTAL
         TRUSTEE           COMPENSATION    BY ALL       FROM ALL    COMPENSATION
                             FROM THE        AIM       AIM FUNDS    FROM ALL AIM
                            TRUST(1,2)    FUNDS(3)        (4)        FUNDS (5,6)
------------------------   ------------  ----------   -----------   ------------
Bob R. Baker               $   16,924    $ 198,871    $  144,786    $   189,750
Frank S. Bayley                16,947      175,241       112,500        193,500
James T. Bunch                 16,607      143,455       112,500        186,000
Bruce L. Crockett              19,484       75,638       112,500        223,500
Albert R. Dowden               16,860       93,210       112,500        192,500
Edward K. Dunn, Jr.            16,947      133,390       112,500        193,500
Jack M. Fields                 16,313       48,070       112,500        186,000
Carl Frischling(7)             16,220       62,040       112,500        185,000
Gerald J. Lewis                16,607      143,455       112,500        186,000
Prema Mathai-Davis             16,630       55,768       112,500        189,750
Lewis F. Pennock               16,313       80,777       112,500        186,000
Ruth H. Quigley                16,630      154,767       112,500        189,750
Louis S. Sklar(8)              16,313      115,160       101,250        186,000
Larry Soll                     16,607      184,356       130,823        186,000

(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2004, including earnings, was $64,675.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation from the Trust" above does not include $4,054 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended December 31, 2004.

(3) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $184,394.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assume each trustee serves until his or her normal retirement date.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation from All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

(7) During the fiscal year ended December 31, 2004 the Trust paid $51,523 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)   Mr. Sklar retired as a trustee on December 31, 2004.

                                   APPENDIX D

                          PROXY POLICIES AND PROCEDURES
                         (AS AMENDED SEPTEMBER 16, 2004)

A.    PROXY POLICIES

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.    BOARDS OF DIRECTORS

            A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

            There are some actions by directors that should result in votes being withheld. These instances include directors who:

            - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

            - Attend less than 75 percent of the board and committee meetings without a valid excuse;

            - Implement or renew a dead-hand or modified dead-hand poison pill;

            -     Sit on the boards of an excessive number of companies;

            - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

            - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

            - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

            Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

            - Long-term financial performance of the target company relative to its industry;

            Management's track record;

            -     Portfolio manager's assessment;

            -     Qualifications of director nominees (both slates);

            - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

            -     Background to the proxy contest.

      II.   INDEPENDENT AUDITORS

            A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

            - It is not clear that the auditors will be able to fulfill their function;

            - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

            - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III.  COMPENSATION PROGRAMS

            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

            - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

            - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

            - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

            - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

            - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.   CORPORATE MATTERS

            We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

            - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

            - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

            - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

            - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.    SHAREHOLDER PROPOSALS

            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

            - We will generally abstain from shareholder social and environmental proposals.

            - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

            - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

            - We will generally vote for proposals to lower barriers to shareholder action.

            - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.   OTHER

            - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

            - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

            - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

            AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    PROXY COMMITTEE PROCEDURES

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.    BUSINESS/DISASTER RECOVERY

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    RESTRICTIONS AFFECTING VOTING

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    CONFLICTS OF INTEREST

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board in the next quarterly report.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    FUND OF FUNDS

      WHEN AN AIM FUND THAT INVESTS IN ANOTHER AIM FUND(S) HAS THE RIGHT TO VOTE ON THE PROXY OF THE UNDERLYING AIM FUND, AIM WILL SEEK GUIDANCE FROM THE BOARD OF TRUSTEES OF THE INVESTING AIM FUND ON HOW TO VOTE SUCH PROXY.

                                   APPENDIX E

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of March 15, 2005.

AIM BALANCED FUND

------------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A             CLASS B            CLASS C            CLASS R       INSTITUTIONAL
                                                SHARES             SHARES             SHARES             SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                           PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED     PERCENTAGE
NAME AND ADDRESS OF                               OF                 OF                 OF                 OF             OWNED OF
PRINCIPAL HOLDER                                RECORD             RECORD             RECORD             RECORD            RECORD
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner
& Smith
FBO The Sole Benefit of
Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East,
2nd Floor                                       6.62%               6.00%             12.65%                --               --
Jacksonville, FL  32246-
6484
------------------------------------------------------------------------------------------------------------------------------------
Reliance Trust Co.
FBO Tahoe Regional Planning Agency                --                  --                 --               7.46%              --
PO Box 48529
Atlanta, GA 30362-1529
------------------------------------------------------------------------------------------------------------------------------------
A I M Advisors, Inc(*)
ATTN:  David Hessel Corporate Controller
11 Greenway Plaza, Suite
100                                               --                  --                 --                 --              100%
Houston, TX 77046
------------------------------------------------------------------------------------------------------------------------------------
Crittenden Health Systems
Hwy 60
Marion, KY  42064                                 --                  --                 --               8.98%              --
------------------------------------------------------------------------------------------------------------------------------------

(*)   Owned of record and beneficially.

------------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A             CLASS B            CLASS C            CLASS R       INSTITUTIONAL
                                                SHARES             SHARES             SHARES             SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                           PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED   PERCENTAGE OWNED     PERCENTAGE
NAME AND ADDRESS OF                               OF                 OF                 OF                 OF             OWNED OF
PRINCIPAL HOLDER                                RECORD             RECORD             RECORD             RECORD            RECORD
------------------------------------------------------------------------------------------------------------------------------------
Branch Banking Trust TTE
FBO W.E. Stanley & Co.
Inc.
OMNIBUS Daily 401k
FBO WE Stanley & Co.
300 E Wendover Avenue,
Ste 100                                           --                  --                 --               5.23%              --
Greensboro, NC  27401-
1221
------------------------------------------------------------------------------------------------------------------------------------
AMVESCAP National Trust
Company TTEE
FBO Big Horn Basin
Orthopedic Clinic                                 --                  --                 --              15.47%              --
Profit PC Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779
------------------------------------------------------------------------------------------------------------------------------------
MCB Trust Services Cust FBO
Fresh Meadow Mechanical
Corp.                                             --                  --                 --               6.35%              --
700 17th Street, Ste. 300
Denver, CO 80202-3531
------------------------------------------------------------------------------------------------------------------------------------
AMVESCAP National Trust
Co. as agent for Fleet
National Bank FBO Fleet
Boston Financial Savings                        5.44%                 --                 --                 --               --
Plusn
P.O. Box 105779
Atlanta, GA 30348-5779
------------------------------------------------------------------------------------------------------------------------------------
Scudder Trust Company
TTEE
FBO Loos + Company Inc.                           --                  --                 --               6.77%              --
401K Plan
P. O. Box 1757
Salem, NH  03079-1143
------------------------------------------------------------------------------------------------------------------------------------
Symetra Investment
Services Inc.
P. O. Box 34443
Seattle, WA  98124-1443                           --                  --                 --               5.30%              --
------------------------------------------------------------------------------------------------------------------------------------

AIM BASIC BALANCED FUND

------------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A        CLASS B         CLASS C        CLASS R         INVESTOR      INSTITUTIONAL
                                     SHARES          SHARES         SHARES          SHARES          CLASS            CLASS
                                                                                                   SHARES(1)         SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                   PERCENTAGE      PERCENTAGE     PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS                     OWNED           OWNED          OWNED           OWNED           OWNED            OWNED
OF                                     OF              OF             OF              OF              OF               OF
PRINCIPAL HOLDER                     RECORD          RECORD         RECORD          RECORD          RECORD           RECORD
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce
Fenner & Smith
FBO The Sole
Benefit of
Customers                               --           5.55%           5.17%            --              --               --
ATTN:  Fund Administration
4800 Deer Lake Dr.,
East, 2nd Floor
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
AIM Advisors Inc.
Attn:  Corporate
Controller
11 E Greenway
Plaza, Suite 1919                       --             --              --           37.64%            --             100%(*)
Houston, TX  77046-1103
------------------------------------------------------------------------------------------------------------------------------------
Wayne J. Kropp Sr.
P. O. Box 1078                          --             --              --           28.88%            --               --
Fairfield Bay, AR
72088-1078
------------------------------------------------------------------------------------------------------------------------------------
Manufacturer's
Agents Inc.
Jan E. Gardner                          --             --              --           9.99%             --               --
1736 Defoor Pl NW
Atlanta, GA  30318-
3709
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Gamble
20 Windy Reef Ct.
Barnegat, NJ                            --             --              --           9.35%             --               --
08005-5608
------------------------------------------------------------------------------------------------------------------------------------

(*)   Owned of record and beneficially.
(1)   Investor Class shares commenced operations as of April 29, 2005.

AIM EUROPEAN SMALL COMPANY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES                 CLASS B SHARES                 CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                     PERCENTAGE OWNED               PERCENTAGE OWNED               PERCENTAGE OWNED
NAME AND ADDRESS OF                                         OF                             OF                             OF
PRINCIPAL HOLDER                                          RECORD                         RECORD                         RECORD
------------------------------------------------------------------------------------------------------------------------------------
FTC & Co.
Datalynx
PO Box 173736                                             11.71%                            --                             --
Denver, CO   80217-3736
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                                                  5.29%                            --                          11.49%
ATTN:  Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley DW
3 Harborside Pl. Fl 6
Jersey City, NJ  07311-3907                                  --                             --                           8.53%
------------------------------------------------------------------------------------------------------------------------------------

AIM GLOBAL VALUE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES                 CLASS B SHARES                 CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                     PERCENTAGE OWNED               PERCENTAGE OWNED               PERCENTAGE OWNED
NAME AND ADDRESS OF                                         OF                             OF                             OF
PRINCIPAL HOLDER                                          RECORD                         RECORD                         RECORD
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd
Floor                                                      6.73%                          8.35%                          5.44%
Jacksonville, FL 32246-6484

AIM INTERNATIONAL SMALL COMPANY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A SHARES                 CLASS B SHARES                 CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                     PERCENTAGE OWNED               PERCENTAGE OWNED               PERCENTAGE OWNED
NAME AND ADDRESS OF                                         OF                             OF                             OF
PRINCIPAL HOLDER                                          RECORD                         RECORD                         RECORD
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers
ATTN:  Fund Administration
4800 Deer Lake Dr East                                    10.55%                          6.34%                         18.64%
2nd Floor
Jacksonville, FL   32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley DW
Attn:  Mutual Fund Operations                                --                          10.33%                          8.08%
3 Harborside Pl. Fl 6
Jersey City, NJ  07311-3907
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House
Acct.
Attn:  Cindy Tempesta 7th Fl.
333 West 34th St.                                            --                           9.10%                          9.83%
New York, NY  10001-2402
------------------------------------------------------------------------------------------------------------------------------------

AIM MID CAP BASIC VALUE FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      INSTITUTIONAL
                                              CLASS A           CLASS B           CLASS C             CLASS R             CLASS
                                              SHARES            SHARES             SHARES             SHARES             SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                            PERCENTAGE        PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                          OWNED OF           OWNED OF          OWNED OF            OWNED OF           OWNED OF
PRINCIPAL HOLDER                              RECORD            RECORD             RECORD             RECORD             RECORD
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner
& Smith
FBO The Sole Benefit of
Customers
ATTN:  Fund Administration
4800 Deer Lake Dr, East,
2nd Floor                                        --                --              6.13%                 --                 --
Jacksonville, FL  32246-
6484
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House Acct.
Attn:  Cindy Tempesta 7th Fl.                    --                --              8.26%                 --                 --
333 West 34th St.
New York, NY  10001-2402
------------------------------------------------------------------------------------------------------------------------------------
AIM Advisors Inc.
Attn:  Corporate Controller                      --                --                --               31.25%                --
11 E Greenway Plaza, Suite 1919
Houston, TX  77046-1103
------------------------------------------------------------------------------------------------------------------------------------
Donna M. Lambert
660 Cardinal St.                                 --                --                --               24.37%                --
Plantation, FL  33324
------------------------------------------------------------------------------------------------------------------------------------
Essential Personnel Services
Sharon Dubruyne                                  --                --                --               15.98%                --
13582 Woodland Dr.
Tustin, CA  92780-4775
------------------------------------------------------------------------------------------------------------------------------------
Lorry Sirkin
1115 W. Altgeld St.                              --                --                --                9.13%                --
Chicago, IL  60614-2218
------------------------------------------------------------------------------------------------------------------------------------
Audrey S. Gamm
1115 W. Altgeld St.                              --                --                --                9.13%                --
Chicago, IL  60614-2218
------------------------------------------------------------------------------------------------------------------------------------
Hartmann Metals
Hanni H. Hartmann                                --                --                --                5.61%                --
139 Makaweli St.
Honolulu, HI  96825-2143
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      INSTITUTIONAL
                                              CLASS A           CLASS B           CLASS C             CLASS R             CLASS
                                              SHARES            SHARES             SHARES             SHARES             SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                            PERCENTAGE        PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                          OWNED OF           OWNED OF          OWNED OF            OWNED OF           OWNED OF
PRINCIPAL HOLDER                              RECORD            RECORD             RECORD             RECORD             RECORD
------------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Asset
Allocation Fund
Omnibus Account
c/o AIM Advisors                                 --                --                --                  --               99.9%
11 E. Greenway Plaza, Suite
100
Houston, TX  77046-1113
------------------------------------------------------------------------------------------------------------------------------------

AIM PREMIER EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      INSTITUTIONAL
                                              CLASS A           CLASS B           CLASS C             CLASS R             CLASS
                                              SHARES            SHARES             SHARES             SHARES             SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                            PERCENTAGE        PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                          OWNED OF           OWNED OF          OWNED OF            OWNED OF           OWNED OF
PRINCIPAL HOLDER                              RECORD            RECORD             RECORD             RECORD             RECORD
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets
House Acct.
Attn:  Cindy Tempesta, 17th
Floor
333 West 34th Street
New York, NY   10001-                          6.87%               7.88%               9.70%                --                  --
2402
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner
& Smith
FBO The Sole Benefit of
Customers
ATTN:  Fund Administration                     7.49%               7.59%              16.67%              21.80%                --
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL   32246-
6484
------------------------------------------------------------------------------------------------------------------------------------
AMVESCAP National Trust
Company TTEE
FBO Guys Inc. 401(k) Profit                      --                  --                  --               8.81%                 --
Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      INSTITUTIONAL
                                              CLASS A           CLASS B           CLASS C             CLASS R             CLASS
                                              SHARES            SHARES             SHARES             SHARES             SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                            PERCENTAGE        PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                          OWNED OF           OWNED OF          OWNED OF            OWNED OF           OWNED OF
PRINCIPAL HOLDER                              RECORD            RECORD             RECORD             RECORD             RECORD
------------------------------------------------------------------------------------------------------------------------------------
First Command Bank Trust
Attention: Trust Department                      --                  --                  --                 --                9.68%
P.O. Box 901075
Fort Worth, TX 76101-2075
------------------------------------------------------------------------------------------------------------------------------------
Putnam Fiduciary Trust Co.
Trustee
FBO Raymond James
Financial Inc.
Star Plan Trust
One Investors Way                                --                  --                  --                 --                89.46%
Norwood, MA  02062-1599
------------------------------------------------------------------------------------------------------------------------------------

AIM SELECT EQUITY FUND

---------------------------------------------------------------------------------------------------------------
                                                       CLASS A                 CLASS B                CLASS C
                                                        SHARES                  SHARES                 SHARES
---------------------------------------------------------------------------------------------------------------
                                                      PERCENTAGE              PERCENTAGE             PERCENTAGE
NAME AND ADDRESS OF                                    OWNED OF                OWNED OF               OWNED OF
PRINCIPAL HOLDER                                        RECORD                  RECORD                 RECORD
---------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor                     5.40%                   6.04%                  7.02%
Jacksonville, FL  32246-6484
---------------------------------------------------------------------------------------------------------------
Citigroup Global Markets House Account
ATTN: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402                                 5.13%                     --                     --
---------------------------------------------------------------------------------------------------------------

AIM SMALL CAP EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      INSTITUTIONAL
                                                CLASS A           CLASS B           CLASS C           CLASS R             CLASS
                                                SHARES            SHARES            SHARES            SHARES            SHARES(2)
------------------------------------------------------------------------------------------------------------------------------------
                                              PERCENTAGE        PERCENTAGE        PERCENTAGE        PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                            OWNED OF          OWNED OF          OWNED OF          OWNED OF           OWNED OF
PRINCIPAL HOLDER                                RECORD            RECORD            RECORD            RECORD             RECORD
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East
2nd Floor                                        6.31%             5.67%            15.27%               --                 --
Jacksonville, FL   32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Reliance Trust Co.
FBO Knightsbridge Solutions 401k                   --                --                --              5.66%               N/A
P.O. Box 48529
Atlanta, GA  30362-1529
------------------------------------------------------------------------------------------------------------------------------------
Symetra Investments Inc.
P. O. Box 34443
Seattle, WA  98124-1443                            --                --                --              8.55%                --
------------------------------------------------------------------------------------------------------------------------------------

(2)   Institutional Class shares commenced operations as of April 29, 2005.

MANAGEMENT OWNERSHIP

As of March 15, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Portfolio.

                                   APPENDIX F
                                MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

------------------------------------------------------------------------------------------------------------------------------------
          FUND NAME                                     2004                                             2003
------------------------------------------------------------------------------------------------------------------------------------
                                    MANAGEMENT FEE  MANAGEMENT FEE   NET MANAGEMENT  MANAGEMENT FEE  MANAGEMENT FEE  NET MANAGEMENT
                                       PAYABLE         WAIVERS          FEE PAID        PAYABLE         WAIVERS        FEE PAID
------------------------------------------------------------------------------------------------------------------------------------
AIM Balanced Fund                      $10,703,307          $3,064     $10,700,243      $12,247,956         $26,441     $12,221,515
------------------------------------------------------------------------------------------------------------------------------------
AIM Basic Balanced Fund                  1,094,829             292       1,094,537          762,772          87,087         675,685
------------------------------------------------------------------------------------------------------------------------------------
AIM European Small Company Fund            898,035             908         897,127          329,310         235,934          93,376
------------------------------------------------------------------------------------------------------------------------------------
AIM Global Value Fund                      310,539          49,124         261,415          119,494         119,494             -0-
------------------------------------------------------------------------------------------------------------------------------------
AIM International Small Company          1,828,269           1,642       1,826,627          433,171         158,359         274,812
Fund
------------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund             1,259,409           1,532       1,257,877          585,948          87,608         498,340
------------------------------------------------------------------------------------------------------------------------------------
AIM Premier Equity Fund                 49,234,296         770,935      48,463,361       56,790,898       1,170,110      55,620,788
------------------------------------------------------------------------------------------------------------------------------------
AIM Select Equity Fund                   3,284,662           3,147       3,281,515        3,333,532           4,384       3,329,148
------------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Equity Fund                4,233,084           3,093       4,229,991        3,062,023           3,786       3,058,237
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          FUND NAME                                    2002
--------------------------------------------------------------------------------
                                  MANAGEMENT FEE  MANAGEMENT FEE  NET MANAGEMENT
                                     PAYABLE          WAIVERS         FEE PAID
--------------------------------------------------------------------------------
AIM Balanced Fund                    $16,549,652         $42,255     $16,507,397
--------------------------------------------------------------------------------
AIM Basic Balanced Fund                  425,485         124,214         301,271
--------------------------------------------------------------------------------
AIM European Small Company Fund          197,592         197,592             -0-
--------------------------------------------------------------------------------
AIM Global Value Fund                    114,141         101,252          12,889
--------------------------------------------------------------------------------
AIM International Small Company          157,455         157,455             -0-
Fund
--------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund             396,344          65,709         330,635
--------------------------------------------------------------------------------
AIM Premier Equity Fund               83,590,822       3,054,474      80,536,348
--------------------------------------------------------------------------------
AIM Select Equity Fund                 4,526,857           5,546       4,521,311
--------------------------------------------------------------------------------
AIM Small Cap Equity Fund              2,448,587           3,987       2,444,600
--------------------------------------------------------------------------------

                                   APPENDIX G
                               PORTFOLIO MANAGERS

                            As of December 31, 2004

                            INVESTMENTS IN EACH FUND

--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER            DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
--------------------------------------------------------------------------------
                               AIM BALANCED FUND
--------------------------------------------------------------------------------
R. Canon Coleman II                                     None
--------------------------------------------------------------------------------
Jan H. Friedli                                          None
--------------------------------------------------------------------------------
Scot W. Johnson                                         None
--------------------------------------------------------------------------------
Matthew W. Seinsheimer                            $10,001 - $50,000
--------------------------------------------------------------------------------
Michael J. Simon                                        None
--------------------------------------------------------------------------------
Bret W. Stanley                                         None
--------------------------------------------------------------------------------
                            AIM BASIC BALANCED FUND
--------------------------------------------------------------------------------
R. Canon Coleman II                                 $1 - $10,000
--------------------------------------------------------------------------------
Jan H. Friedli                                          None
--------------------------------------------------------------------------------
Scot W. Johnson                                   $10,001 - $50,000
--------------------------------------------------------------------------------
Matthew W. Seinsheimer                            $10,001 - $50,000
--------------------------------------------------------------------------------
Michael J. Simon                                        None
--------------------------------------------------------------------------------
Bret W. Stanley                                         None
--------------------------------------------------------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
--------------------------------------------------------------------------------
Borge Endresen                                    $10,001 - $50,000
--------------------------------------------------------------------------------
Jason T. Holzer                                    Over $1,000,000
--------------------------------------------------------------------------------
                             AIM GLOBAL VALUE FUND
--------------------------------------------------------------------------------
Glen Hilton                                             None
--------------------------------------------------------------------------------
                      AIM INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------
Shuxin Cao                                       $50,001 - $100,000
--------------------------------------------------------------------------------
Borge Endresen                                    $10,001 - $50,000
--------------------------------------------------------------------------------
Jason T. Holzer                                 $500,001 - $1,000,000
--------------------------------------------------------------------------------
Richard Nield                                     $10,001 - $50,000
--------------------------------------------------------------------------------
Barrett K. Sides                                 $100,001 - $500,000
--------------------------------------------------------------------------------
                          AIM MID CAP BASIC VALUE FUND
--------------------------------------------------------------------------------
R. Canon Coleman II                               $10,001 - $50,000
--------------------------------------------------------------------------------
Matthew W. Seinsheimer                           $100,001 - $500,000
--------------------------------------------------------------------------------
Michael J. Simon                                 $100,001 - $500,000
--------------------------------------------------------------------------------

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER            DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
--------------------------------------------------------------------------------
Bret W. Stanley                                 $500,001 - $1,000,000
--------------------------------------------------------------------------------
                            AIM PREMIER EQUITY FUND
--------------------------------------------------------------------------------
Lanny H. Sachnowitz                              $100,001 - $500,000
--------------------------------------------------------------------------------
Ronald S. Sloan                                         None
--------------------------------------------------------------------------------
Bret W. Stanley                                         None
--------------------------------------------------------------------------------
                             AIM SELECT EQUITY FUND
--------------------------------------------------------------------------------
Duy Nguyen                                        $10,001 - $50,000
--------------------------------------------------------------------------------
                           AIM SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
Juliet S. Ellis                                  $100,001 - $500,000
--------------------------------------------------------------------------------
Michael Chapman(2)                                $50,001 - $100,000
--------------------------------------------------------------------------------

DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

      AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

      High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Mr. Chapman began serving as portfolio manager on AIM Small Cap Equity Fund on April 29, 2005. Ownership information has been provided as of March 31, 2005.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                            As of December 31, 2004

      AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

------------------------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
                                                           AIM BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
R. Canon Coleman II                               8 Registered Mutual Funds with $9,207,251,766 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Jan H. Friedli                                    6 Registered Mutual Funds with $1,543,553,540 in total assets under management

                                                  2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
Scot W. Johnson                                   9 Registered Mutual Funds with $3,504,834,363 in total assets under management

                                                  2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
Matthew W. Seinsheimer                            8 Registered Mutual Funds with $9,207,251,766 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

------------------------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Simon                                  12 Registered Mutual Funds with $10,541,502,795 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Bret W. Stanley                                   11 Registered Mutual Funds with $20,046,886,345 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                        AIM BASIC BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
R. Canon Coleman II                               8 Registered Mutual Funds with $10,911,900,425 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Jan H. Friedli                                    6 Registered Mutual Funds with $3,248,202,199 in total assets under management

                                                  2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
Scot W. Johnson                                   9 Registered Mutual Funds with $5,209,483,022 in total assets under management

                                                  2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
Matthew W. Seinsheimer                            8 Registered Mutual Funds with $10,911,900,425 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

------------------------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                       NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Simon                                12 Registered Mutual Funds with $12,246,151,454 in total assets under management

                                                1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Bret W. Stanley                                 11 Registered Mutual Funds with $21,751,535,004 in total assets under management

                                                1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                        AIM EUROPEAN SMALL COMPANY FUND
------------------------------------------------------------------------------------------------------------------------------------
Borge Endresen                                  4 Registered Mutual Funds with $2,433,574,930 in total assets under management

                                                3 Unregistered Pooled Investment Vehicles with $97,056,195 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
Jason T. Holzer                                 6 Registered Mutual Funds with $4,513,738,037 in total assets under management

                                                10 Unregistered Pooled Investment Vehicles with $1,936,727,984 in total assets under management

                                                42 Other Accounts with $16,090,814 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                       AIM GLOBAL VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
Glen Hilton                                     3 Registered Mutual Funds that pay performance-based fees with $659,447,958 in total assets under management

                                                3 Unregistered Pooled Investment Vehicles with $988,048,976 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

------------------------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                       NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
                                                        AIM INTERNATIONAL SMALL COMPANY FUND
------------------------------------------------------------------------------------------------------------------------------------
Shuxin Cao                                      7 Registered Mutual Funds with $4,172,631,616 in total assets under management

                                                1 Unregistered Pooled Investment Vehicle with $19,755,718 in total assets under management

                                                42 Other Accounts with $16,090,814 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Borge Endresen                                  4 Registered Mutual Funds with $2,295,519,647 in total assets under management

                                                3 Unregistered Pooled Investment Vehicles with $97,056,195 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
Jason T. Holzer                                 6 Registered Mutual Funds with $4,375,682,754 in total assets under management

                                                10 Unregistered Pooled Investment Vehicles with $1,936,727,984 in total assets under management

                                                42 Other Accounts with $16,090,814 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Richard Nield                                   1 Registered Mutual Fund with $894,866,373 in total assets under management

                                                7 Unregistered Pooled Investment Vehicles with $1,827,980,978 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
Barrett K. Sides                                6 Registered Mutual Funds with $3,911,045,752 in total assets under management

                                                1 Unregistered Pooled Investment Vehicle with $19,755,718 in total assets under management

                                                42 Other Accounts with $16,090,814 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                        AIM MID CAP BASIC VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
R. Canon Coleman II                             8 Registered Mutual Funds with $10,875,219,621 in total assets under management

                                                1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

------------------------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
Matthew W. Seinsheimer                            8 Registered Mutual Funds with $10,875,219,621 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Simon                                  12 Registered Mutual Funds with $12,209,470,651 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Bret W. Stanley                                   11 Registered Mutual Funds with $21,714,854,200 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
                                                        AIM PREMIER EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Lanny H. Sachnowitz                               6 Registered Mutual Funds with $5,175,096,978 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
Ronald S. Sloan                                   9 Registered Mutual Funds with $10,783,411,311 in total assets under management

                                                  2 Unregistered Pooled Investment Vehicles with $55,285,105 in total assets under management

                                                  8796 Other Accounts with $1,925,777,183 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Bret W. Stanley                                   11 Registered Mutual Funds with $15,048,368,238 in total assets under management

                                                  1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                                  3596 Other Accounts with $1,078,482,755 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

------------------------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                         NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS BY CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
                                                        AIM SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Duy Nguyen                                        1 Registered Mutual Fund with $1,050,557 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------
                                                       AIM SMALL CAP EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Juliet S. Ellis                                   5 Registered Mutual Funds with $2,759,158,944 in total assets under management

                                                  1 Other Account with $124,542 in total assets under management(3)
------------------------------------------------------------------------------------------------------------------------------------
Michael Chapman(4)                                7 Registered Mutual Funds with $3,712,416,204 in total assets under management
------------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(4) Mr. Chapman began serving as portfolio manager on AIM Small Cap Equity Fund on April 29, 2005. Information on other accounts that he manages has been provided as of March 31, 2005.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

      AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES

The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:

--------------------------------------------------------------------------------
           FUND NAME                          2004           2003         2002
--------------------------------------------------------------------------------
AIM Balanced Fund                           $458,536       $498,697     $441,158
--------------------------------------------------------------------------------
AIM Basic Balanced Fund                      50,000         50,000       50,000
--------------------------------------------------------------------------------
AIM European Small Company Fund              50,000         50,000       50,000
--------------------------------------------------------------------------------
AIM Global Value Fund                        50,000         50,000       50,000
--------------------------------------------------------------------------------
AIM International Small Company              50,000         50,000       50,000
Fund
--------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund                 50,000         50,000       50,000
--------------------------------------------------------------------------------
AIM Premier Equity Fund                     725,065         761,336     744,086
--------------------------------------------------------------------------------
AIM Select Equity Fund                      131,215         133,014     140,339
--------------------------------------------------------------------------------
AIM Small Cap Equity Fund                   144,542         112,855      83,395
--------------------------------------------------------------------------------

                                   APPENDIX I

                              BROKERAGE COMMISSIONS

      Brokerage commissions (1) paid by each of the Funds listed below during the last three fiscal years ended December 31 were as follows:

FUND                                          2004          2003          2002
----                                          ----          ----          ----
AIM Balanced Fund(2)                     $   711,386    $4,904,217   $ 3,264,475
AIM Basic Balanced Fund                       69,379        64,027        86,276
AIM European Small Company Fund(3)           422,682       196,726       115,950
AIM Global Value Fund(4)                     263,911       229,443        41,687
AIM International Small Company Fund(5)    1,276,368       408,813       109,136
AIM Mid Cap Basic Value Fund                 180,373       143,936       177,248
AIM Premier Equity Fund(6)                18,105,431    12,470,891    19,179,821
AIM Select Equity Fund(7)                    637,302     1,367,378     2,058,156
AIM Small Cap Equity Fund(8)               2,275,749     1,690,283     1,620,294

1 Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

2 The variation in brokerage commissions paid by AIM Balanced Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 was due to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in December of 2003. The variation in brokerage commissions for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions.

3 The variation in brokerage commissions paid by AIM European Small Company Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 can be attributed to the Fund's high fluctuation inflows during the 2003 period. Since then flows have steadied and the fund is now at its normal level.

4 The variation in brokerage commissions paid by AIM Global Value Fund for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions as a result of the Fund's name change and corresponding change in investment strategy.

5 The variation in brokerage commissions paid by AIM International Small Company Fund for fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 was predominately due to the significant increase in new net flows as seen by the fund toward the end of 2004. The variation in brokerage commissions for the fiscal year ended December 31, 2003 as compared to the fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions.

6 The variation in brokerage commissions paid by the AIM Premier Equity Fund for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to a decline in average daily assets of the Fund.

7 The variation of brokerage commissions paid by AIM Select Equity Fund for the fiscal year end December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 can be attributed to the realignment of the Fund's portfolio in 2003 by the Fund's current management team.

8 The variation in brokerage commissions paid by AIM Small Cap Equity Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 was due to an increase in transactions executed with commissions as a result of the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004.

                                   APPENDIX J

            DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                   SECURITIES OF REGULAR BROKERS OR DEALERS

      During the last fiscal year ended December 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                   Related Brokerage
Fund                                      Transactions(1)            Commissions(1)
----                                     ----------------            --------------
AIM Balanced Fund                       $2,716,308,785.53             $  582,437.24
AIM Basic Balanced Fund                    241,980,801.57                 57,529.63
AIM European Small Company Fund            190,861,972.35                393,970.93
AIM Global Value Fund                       76,399,468.54                231,250.60
AIM International Small Company Fund       396,001,159.10              1,458,171.35
AIM Mid Cap Basic Value Fund               150,399,160.33                361,194.00
AIM Premier Equity Fund                 11,975,610,719.17             15,518,096.66
AIM Select Equity Fund                     397,671,919.17              1,517,531.74
AIM Small Cap Equity Fund                  689,507,260.50              6,045,548.68

(1) Amount is inclusive of commission paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

      During the last fiscal year ended December 31, 2004, the Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

Fund/Issuer                              Security         Market Value (as of December 31, 2004)
-----------                              --------         --------------------------------------
AIM Balanced Fund

   Bank of New York Co., Inc. (The)     Common Stock               $ 27,738,600
   JPMorgan Chase & Co.                 Common Stock                 35,746,332
   Merrill Lynch & Co., Inc.            Common Stock                 24,595,355
   Morgan Stanley                       Common Stock                 27,149,280

   ABN AMRO                             Preferred Stock               1,400,000

   HSBC Capital Funding L.P.            Bonds & Notes                   379,508
   Lehman Brothers Inc.                 Bonds & Notes                 3,719,380
   Merrill Lynch & Co., Inc.            Bonds & Notes                 1,420,773
   Wells Fargo & Co.                    Bonds & Notes                 6,781,455
   Wells Fargo N.A.                     Bonds & Notes                 2,148,300
   UBS Preferred Funding Trust I        Bonds & Notes                 1,198,690


AIM Basic Balanced Fund

   Bank of New York Co., Inc. (The)     Common Stock                $ 2,713,704
   JPMorgan Chase & Co.                 Common Stock                  3,781,161
   Merrill Lynch & Co., Inc.            Common Stock                  2,331,030
   Morgan Stanley                       Common Stock                  2,565,024

  ABN AMRO                             Preferred Stock                   200,000
  --------                             ---------------                   -------
   Lehman Brothers Inc.                 Bonds & Notes                   130,159
   Merrill Lynch & Co., Inc.            Bonds & Notes                    40,163

AIM Global Value Fund

   HSBC Holdings PLC                    Common Stock                $   775,761
   Merrill Lynch & Co., Inc.            Common Stock                    227,126

AIM Premier Equity Fund

   Bank of America Corp.                Common Stock                $52,882,546
   Goldman Sachs Group, Inc. (The)      Common Stock                 31,212,000
   JPMorgan Chase & Co.                 Common Stock                 57,110,640
   Merrill Lynch & Co., Inc.            Common Stock                 38,832,569
   Morgan Stanley                       Common Stock                 95,666,512
      Wachovia Corp.                    Common Stock                 33,695,560

AIM Select Equity Fund

   Bank of New York Co., Inc. (The)     Common Stock                $ 2,984,406
   Goldman Sachs Group, Inc. (The)      Common Stock                    936,360
   JPMorgan Chase & Co.                 Common Stock                  8,191,476
   Merrill Lynch & Co., Inc.            Common Stock                  2,408,731
   Morgan Stanley                       Common Stock                  3,009,184

                                   APPENDIX K

    AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


      A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended December 31, 2004 follows:

                                                                                                 INVESTOR
                                           CLASS A         CLASS B        CLASS C     CLASS R     CLASS
FUND                                       SHARES          SHARES         SHARES      SHARES      SHARES
----                                       ------          ------         ------      ------      ------
AIM Balanced Fund                        $2,887,535     $6,710,792     $2,349,482     $23,049       N/A
AIM Basic Balanced Fund                     217,699        796,944        265,274          35       N/A(1)
AIM European Small Company Fund             240,353        149,573        109,003         N/A       N/A
AIM Global Value Fund                        62,525        130,059         56,638         N/A       N/A
AIM International Small Company Fund        495,861        273,185        234,563         N/A       N/A
AIM Mid Cap Basic Value Fund                300,274        505,688        189,702          43       N/A
AIM Premier Equity Fund                  11,551,335     28,505,751      3,624,154       3,593       N/A
AIM Select Equity Fund                      708,687      1,691,392        309,320         N/A       N/A
AIM Small Cap Equity Fund                   655,183      1,645,132        694,862      35,241       N/A

(1) As of the date of this Statement of Additional Information, Investor Class shares of AIM Basic Balanced Fund has not yet commenced operations.

                                   APPENDIX L

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

            An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the year ended December 31, 2004 follows:

                                                       PRINTING &              UNDERWRITERS     DEALERS
                                          ADVERTISING   MAILING     SEMINARS   COMPENSATION   COMPENSATION     PERSONNEL    TRAVEL
                                          -----------   -------     --------   ------------   ------------     ---------    ------
AIM Balanced Fund                               --          --           --     $   0         $ 2,887,535            --         --
AIM Basic Balanced Fund                  $   7,820     $ 1,066     $  2,962         0             169,568     $     740    $ 35,543
AIM European Small Company Fund             10,500       1,012        1,071         0             185,335        41,364       1,071
AIM Global Value Fund                        2,302         179          248         0              48,631        11,165          --
AIM International Small Company Fund        20,175       2,007        3,064         0             383,968        83,583       3,064
AIM Mid Cap Basic Value Fund                10,476       1,108        3,620         0             235,839        47,421       1,810
AIM Premier Equity Fund                          0           0            0         0          11,551,335             0           0
AIM Select Equity Fund                           0           0            0         0             708,687             0           0
AIM Small Cap Equity Fund                    4,017         407        1,180         0             625,787        22,809         983

            An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the year ended December 31, 2004, follows:

                                                      PRINTING &             UNDERWRITERS      DEALERS
                                        ADVERTISING    MAILING    SEMINARS   COMPENSATION    COMPENSATION     PERSONNEL      TRAVEL
                                        -----------    -------    --------   ------------    ------------     ---------      ------
AIM Balanced Fund                      $     9,294   $    969     $  3,504   $ 5,033,094     $ 1,618,627   $    43,427     $  1,877
AIM Basic Balanced Fund                      2,373        295          821       597,708         185,282        10,055          410
AIM European Small Company Fund              1,343         73          405       112,180          30,111         5,259          202
AIM Global Value Fund                          242          0            0        97,544          29,118         3,155           --
AIM International Small Company Fund         2,692        234          162       204,888          53,837        11,047          325
AIM Mid Cap Basic Value Fund                 2,616        357          991       379,266         111,558        10,405          495
AIM Premier Equity Fund                     27,754      2,884       10,588    21,379,314       6,949,916       129,299        5,996
AIM Select Equity Fund                       2,921        274        1,217     1,268,544         403,831        13,996          609
AIM Small Cap Equity Fund                    5,389        533        2,369     1,233,849         374,866        26,943        1,184

            An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended December 31, 2004, follows:

                                                     PRINTING &              UNDERWRITERS      DEALERS
                                        ADVERTISING   MAILING     SEMINARS   COMPENSATION    COMPENSATION   PERSONNEL        TRAVEL
                                        -----------   -------     --------   ------------    ------------   ---------        ------
AIM Balanced Fund                       $    4,206   $   416      $  1,444   $   99,234       $2,224,104    $   19,211      $   867
AIM Basic Balanced Fund                      1,358        87           722       34,674          221,450         6,742          241
AIM European Small Company Fund              1,895       154           341       42,481           54,749         9,042          341
AIM Global Value Fund                          301         0             0       15,361           37,361         3,615           --
AIM International Small Company Fund         5,611       555         1,186      121,663           79,697        24,902          949
AIM Mid Cap Basic Value Fund                 2,336       260           866       52,803          122,761        10,387          289
AIM Premier Equity Fund                      5,370       555         1,975      125,912        3,465,036        24,195        1,111
AIM Select Equity Fund                         787        29           489       19,570          284,531         3,751          163
AIM Small Cap Equity Fund                    4,996       586         1,861      114,430          550,196        21,863          930

            An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the year ended December 31, 2004, follows:

                                                       PRINTING &             UNDERWRITERS        DEALERS
                                          ADVERTISING   MAILING    SEMINARS   COMPENSATION     COMPENSATION   PERSONNEL       TRAVEL
                                          -----------   -------    --------   ------------     ------------   ---------       ------
AIM Balanced Fund                         $   331      $  33       $    85       $ 4,440         $16,665         1,453       $    42
AIM Basic Balanced Fund                         0          0             0            18               0             4            13
AIM Mid Cap Basic Value Fund                    2          0             0            21               5            15             0
AIM Premier Equity Fund                        44          5            14           849           2,452           222             7
AIM Small Cap Equity Fund                     823         87           290        13,193          16,739         3,965           144

INVESTOR CLASS

      As of the date of this Statement of Additional Information, Investor Class Shares of AIM Basic Balanced Fund has not yet commenced operations.

                                   APPENDIX M

                               TOTAL SALES CHARGES

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended December 31:

                                                   2004                       2003                        2002
                                                   ----                       ----                        ----
                                            SALES         AMOUNT       SALES         AMOUNT        SALES         AMOUNT
                                           CHARGES       RETAINED     CHARGES       RETAINED      CHARGES       RETAINED
                                           -------       --------     -------       --------      -------       --------
AIM Balanced Fund                       $  870,608    $  164,698    $  949,856    $  167,714    $1,451,273    $  268,091
AIM Basic Balanced Fund                    249,452        44,826       293,619        54,699       354,894        61,611
AIM European Small Company Fund            581,044        90,095        74,772        11,964        42,708         6,559
AIM Global Value Fund                      219,891        35,815        50,688         8,617        38,808         6,560
AIM International Small Company Fund     1,046,746       164,316       155,527        25,330        37,780         5,940
AIM Mid Cap Basic Value Fund               609,599        99,857       242,365        37,836       269,601        41,770
AIM Premier Equity Fund                  2,320,866       388,971     2,995,862       467,280     5,431,749       848,167
AIM Select Equity Fund                     263,703        47,026       243,262        40,200       442,333        69,411
AIM Small Cap Equity Fund                  415,868        69,295     1,037,324       161,868     1,423,426       215,904

            The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended December 31:

                                                      2004                      2003                      2002
                                                      ----                      ----                      ----
AIM Balanced Fund                                  $ 121,072                  $ 14,929                 $ 83,438
AIM Basic Balanced Fund                               11,417                     3,417                    4,957
AIM European Small Company Fund                       56,226                    11,872                    1,570
AIM Global Value Fund                                  1,174                       402                      651
AIM International Small Company Fund                 105,085                     2,977                    1,003
AIM Mid Cap Basic Value Fund                          24,965                    13,288                    3,372
AIM Premier Equity Fund                              267,736                    83,809                  193,652
AIM Select Equity Fund                                21,252                     3,017                   18,952
AIM Small Cap Equity Fund                             44,636                    11,190                   25,831

                                   APPENDIX N

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                 PERIODS ENDED
                                                DECEMBER 31, 2004
                                                -----------------
                                                                                         SINCE         INCEPTION
CLASS A SHARES:                                 1 YEAR      5 YEARS       10 YEARS      INCEPTION         DATE
--------------                                  ------      -------       --------      ---------         ----
AIM Balanced Fund                                2.55%      (3.46)%        8.44%           N/A          03/31/78
AIM Basic Balanced Fund                          1.84         N/A           N/A           5.67%         09/28/01
AIM European Small Company Fund                 35.78         N/A           N/A          12.24          08/31/00
AIM Global Value Fund                           11.06         N/A           N/A           7.36          12/29/00
AIM International Small Company Fund            28.39         N/A           N/A          10.82          08/31/00
AIM Mid Cap Basic Value Fund                     9.88         N/A           N/A           7.44          12/31/01
AIM Premier Equity Fund                         (0.36)      (8.64)         7.71            N/A          05/01/84
AIM Select Equity Fund                           7.62       (6.45)         9.39            N/A          12/04/67
AIM Small Cap Equity Fund                        3.43         N/A           N/A           5.19          08/31/00

            The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                     PERIODS ENDED
                                                   DECEMBER 31, 2004
                                                   -----------------
                                                                                          SINCE        INCEPTION
CLASS B SHARES:                                   1 YEAR       5 YEARS     10 YEARS      INCEPTION        DATE
--------------                                    ------       -------     --------      ---------        ----
AIM Balanced Fund                                  1.91%       (3.60)%      8.28%           N/A         10/18/93
AIM Basic Balanced Fund                            1.12          N/A         N/A           5.76%        09/28/01
AIM European Small Company Fund                   37.67          N/A         N/A          12.64         08/31/00
AIM Global Value Fund                             11.77          N/A         N/A           7.79         12/29/00
AIM International Small Company Fund              29.94          N/A         N/A          11.20         08/31/00
AIM Mid Cap Basic Value Fund                      10.53          N/A         N/A           7.92         12/31/01
AIM Premier Equity Fund                           (0.31)       (8.64)       7.65            N/A         10/18/93
AIM Select Equity Fund                             8.04        (6.41)       9.30            N/A         09/01/93
AIM Small Cap Equity Fund                          3.64          N/A         N/A           5.45         08/31/00

            The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                    PERIODS ENDED
                                                  DECEMBER 31, 2004
                                                  -----------------
                                                                                         SINCE        INCEPTION
CLASS C SHARES:                                   1 YEAR      5 YEARS     10 YEARS     INCEPTION        DATE
--------------                                    ------      -------     --------     ---------      ---------
AIM Balanced Fund                                  5.90%      (3.24)%        N/A          2.15%        08/04/97
AIM Basic Balanced Fund                            5.21         N/A          N/A          6.59         09/28/01
AIM European Small Company Fund                   41.75         N/A          N/A         12.96         08/31/00
AIM Global Value Fund                             15.75         N/A          N/A          8.20         12/29/00
AIM International Small Company Fund              34.06         N/A          N/A         11.53         08/31/00
AIM Mid Cap Basic Value Fund                      14.54         N/A          N/A          8.75         12/31/01
AIM Premier Equity Fund                            3.68       (8.30)         N/A          1.30         08/04/97
AIM Select Equity Fund                            11.98       (6.10)         N/A          2.96         08/04/97
AIM Small Cap Equity Fund                          7.64         N/A          N/A          5.84         08/31/00

            The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                    PERIODS ENDED
                                                  DECEMBER 31, 2004
                                                  -----------------
                                                                                          SINCE       INCEPTION
CLASS R SHARES:                                   1 YEAR      5 YEARS      10 YEARS     INCEPTION      DATE***
--------------                                    ------      -------      --------     ---------      -------
AIM Balanced Fund*                                 7.43%      (2.74)%        8.70%          N/A       03/31/78
AIM Basic Balanced Fund**                          6.80         N/A           N/A          7.12%      09/28/01
AIM Mid Cap Basic Value Fund**                    16.17         N/A           N/A          9.32       12/31/01
AIM Premier Equity Fund*                           5.25       (7.83)         8.05           N/A       05/01/84
AIM Small Cap Equity Fund*                         9.06         N/A           N/A          6.33       08/31/00

* The returns shown for the one year period are the historical returns of the Funds' Class R shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Funds Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

** The returns shown for these periods are blended returns of the historical performance of the Funds' Class R shares since April 30, 2004, and the restate historical performance of the Fund's Class A shares (for periods prior to April 30, 2004) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares..

*** The inception date shown in the table is that of the Funds' Class A shares. The inception date of AIM Balanced Fund, AIM Premier Equity Fund and AIM Small Cap Equity Fund's Class R shares is June 3, 2002. The inception date of AIM Basic Balanced Fund and AIM Mid Cap Basic Value Fund's Class R shares is April 30, 2004.

The average annual total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31, are as follows:

                                                 PERIODS ENDED
                                               DECEMBER 31, 2004
                                               -----------------
                                                                                          SINCE       INCEPTION
INVESTOR CLASS SHARES:                         1 YEAR      5 YEARS        10 YEARS      INCEPTION       DATE**
---------------------                          ------      -------        --------      ---------     ---------
AIM Basic Balanced Fund*                        6.89%        N/A             N/A          7.27%        09/28/01

* The returns shown for these periods are the restated historical performance of AIM Basic Balanced Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A Shares.

** The inception date shown in the table is the Fund's A Class shares. As of the date of this Statement of Additional Information, the Investor Class shares of AIM Basic Balanced Fund had not yet commenced operations.

CUMULATIVE TOTAL RETURNS

            The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                         PERIODS ENDED
                                                       DECEMBER 31, 2004
                                                       -----------------
                                                                                              SINCE        INCEPTION
CLASS A SHARES:                                       1 YEAR       5 YEARS      10 YEARS     INCEPTION        DATE
--------------                                        ------       -------      --------     ---------     ---------
AIM Balanced Fund                                      2.55%       (16.14)%     124.82%          N/A        03/31/78
AIM Basic Balanced Fund                                1.84           N/A          N/A         19.69%       09/28/01
AIM European Small Company Fund                       35.78           N/A          N/A         64.92        08/31/00
AIM Global Value Fund                                 11.06           N/A          N/A         32.88        12/29/00
AIM International Small Company Fund                  28.39           N/A          N/A         56.10        08/31/00
AIM Mid Cap Basic Value Fund                           9.88           N/A          N/A         24.01        12/31/01
AIM Premier Equity Fund                               (0.36)       (36.34)      110.20           N/A        05/01/84
AIM Select Equity Fund                                 7.62        (28.34)      145.38           N/A        12/04/67
AIM Small Cap Equity Fund                              3.43           N/A          N/A         24.51        08/31/00

            The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                         PERIODS ENDED
                                                       DECEMBER 31, 2004
                                                       -----------------
                                                                                                  SINCE        INCEPTION
CLASS B SHARES:                                      1 YEAR        5 YEARS        10 YEARS      INCEPTION        DATE
--------------                                       ------        -------        --------      ---------      ---------
AIM Balanced Fund                                     1.91%        (16.73)%       121.62%           N/A        10/18/93
AIM Basic Balanced Fund                               1.12            N/A            N/A          20.01%       09/28/01
AIM European Small Company Fund                      37.67            N/A            N/A          67.49        08/31/00
AIM Global Value Fund                                11.77            N/A            N/A          35.03        12/29/00
AIM International Small Company Fund                 29.94            N/A            N/A          58.44        08/31/00
AIM Mid Cap Basic Value Fund                         10.53            N/A            N/A          25.70        12/31/01
AIM Premier Equity Fund                              (0.31)        (36.36)        108.97            N/A        10/18/93
AIM Select Equity Fund                                8.04         (28.21)        143.23            N/A        09/01/93
AIM Small Cap Equity Fund                             3.64            N/A            N/A          25.87        08/31/00

            The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                     PERIODS ENDED
                                                    DECEMBER 31, 2004
                                                    -----------------
                                                                                           SINCE         INCEPTION
CLASS C SHARES:                                    1 YEAR        5 YEARS     10 YEARS     INCEPTION         DATE
--------------                                     ------        -------     --------     ---------      ---------
AIM Balanced Fund                                   5.90%        (15.17)%       N/A         17.03%        08/04/97
AIM Basic Balanced Fund                             5.21            N/A         N/A         23.11         09/28/01
AIM European Small Company Fund                    41.75            N/A         N/A         69.59         08/31/00
AIM Global Value Fund                              15.75            N/A         N/A         37.13         12/29/00
AIM International Small Company Fund               34.06            N/A         N/A         60.44         08/31/00
AIM Mid Cap Basic Value Fund                       14.54            N/A         N/A         28.60         12/31/01
AIM Premier Equity Fund                             3.68         (35.16)        N/A         10.03         08/04/97
AIM Select Equity Fund                             11.98         (26.99)        N/A         24.12         08/04/97
AIM Small Cap Equity Fund                           7.64            N/A         N/A         27.87         08/31/00

            The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                       PERIODS ENDED
                                                     DECEMBER 31, 2004
                                                     -----------------
                                                                                                  SINCE            INCEPTION
CLASS R SHARES:                                     1 YEAR       5 YEARS      10 YEARS          INCEPTION           DATE***
--------------                                      ------       -------      --------          ---------           -------
AIM Balanced Fund*                                   7.43%      (12.99)%       130.37%              N/A            03/31/78
AIM Basic Balanced Fund**                            6.80          N/A            N/A             25.13%           09/28/01
AIM Mid Cap Basic Value Fund**                      16.17          N/A            N/A             30.65            12/31/01
AIM Premier Equity Fund*                             5.25       (33.48)        116.92               N/A            05/01/84
AIM Small Cap Equity Fund*                           9.06          N/A            N/A             30.49            08/31/00

  * The returns shown for the one year period are the historical returns of the Funds' Class R shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Funds Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

  ** The returns shown for these periods are blended returns of the historical performance of the Funds' Class R shares since April 30, 2004, and the restate historical performance of the Fund's Class A shares (for periods prior to April 30, 2004) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares..

  *** The inception date shown in the table is that of the Funds' Class A shares. The inception date of AIM Balanced Fund, AIM Premier Equity Fund and AIM Small Cap Equity Fund's R shares is June 3, 2002. The inception date of AIM Basic Balanced Fund and AIM Mid Cap Basic Value Fund's Class R shares is April 30, 2004.

The cumulative total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31, are as follows:

                                                     PERIODS ENDED
                                                   DECEMBER 31, 2004
                                                   ----------------
                                                                                            SINCE        INCEPTION
INVESTOR CLASS SHARES:                            1 YEAR      5 YEARS       10 YEARS      INCEPTION        DATE**
---------------------                             ------      -------       --------      ---------      ---------
AIM Basic Balanced Fund*                           6.89%        N/A            N/A          25.67%        09/28/01

* The returns shown for these periods are the restated historical performance of AIM Basic Balanced Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A Shares.

** The inception date shown in the table is the Fund's A Class shares. As of the date of this Statement of Additional Information, the Investor Class shares of AIM Basic Balanced Fund had not yet commenced operations.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

            The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less then ten years) ended December 31 are as follows:

                                                       PERIODS ENDED
                                                      DECEMBER 31, 2004
                                                      -----------------
                                                                                              SINCE        INCEPTION
CLASS A SHARES:                                     1 YEAR       5 YEARS       10 YEARS     INCEPTION        DATE
--------------                                      ------       -------       --------     ---------      ---------
AIM Balanced Fund                                    2.11%       (4.26)%        7.26%           N/A        03/31/78
AIM Basic Balanced Fund                              1.30          N/A           N/A           5.27%       09/28/01
AIM European Small Company Fund                     35.34          N/A           N/A          12.09        08/31/00
AIM Global Value Fund                                9.94          N/A           N/A           7.00        12/29/00
AIM International Small Company Fund                28.11          N/A           N/A          10.71        08/31/00
AIM Mid Cap Basic Value Fund                         9.88          N/A           N/A           7.44        12/31/01
AIM Premier Equity Fund                             (0.38)       (9.02)         6.38            N/A        05/01/84
AIM Select Equity Fund                               7.62        (6.87)         8.31            N/A        12/04/67
AIM Small Cap Equity Fund                            3.00          N/A           N/A           5.08        08/31/00

            The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                        PERIODS ENDED
                                                      DECEMBER 31, 2004
                                                      -----------------
                                                                                                SINCE       INCEPTION
CLASS B SHARES:                                      1 YEAR        5 YEARS       10 YEARS     INCEPTION       DATE
--------------                                       ------        -------       --------     ---------     ---------
AIM Balanced Fund                                     1.64%        (4.17)%        7.36%          N/A        10/18/93
AIM Basic Balanced Fund                               0.66           N/A           N/A          5.51%       09/28/01
AIM European Small Company Fund                      37.19           N/A           N/A         12.51        08/31/00
AIM Global Value Fund                                10.62           N/A           N/A          7.46        12/29/00
AIM International Small Company Fund                 29.64           N/A           N/A         11.15        08/31/00
AIM Mid Cap Basic Value Fund                         10.53           N/A           N/A          7.92        12/31/01
AIM Premier Equity Fund                              (0.31)        (9.05)         6.35           N/A        10/18/93
AIM Select Equity Fund                                8.04         (6.88)         8.17           N/A        09/01/93
AIM Small Cap Equity Fund                             3.17           N/A           N/A          5.34        08/31/00

            The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                   PERIODS ENDED
                                                 DECEMBER 31, 2004
                                                 ----------------
                                                                                          SINCE         INCEPTION
CLASS C SHARES:                                 1 YEAR         5 YEARS      10 YEARS     INCEPTION         DATE
--------------                                  ------         -------      --------     ---------      ---------
AIM Balanced Fund                               5.63%         (3.80)%         N/A          1.37%        08/04/97
AIM Basic Balanced Fund                         4.75            N/A           N/A          6.35         09/28/01
AIM European Small Company Fund                41.28            N/A           N/A         12.84         08/31/00
AIM Global Value Fund                          14.61            N/A           N/A          7.88         12/29/00
AIM International Small Company Fund           33.76            N/A           N/A         11.47         08/31/00
AIM Mid Cap Basic Value Fund                   14.54            N/A           N/A          8.75         12/31/01
AIM Premier Equity Fund                         3.68          (8.70)          N/A          0.12         08/04/97
AIM Select Equity Fund                         11.98          (6.56)          N/A          1.99         08/04/97
AIM Small Cap Equity Fund                       7.17            N/A           N/A          5.73         08/31/00

The average total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31, are as follows:

                                                  PERIODS ENDED
                                                 DECEMBER 31, 2004
                                                 -----------------
                                                                                          SINCE        INCEPTION
INVESTOR CLASS SHARES:                          1 YEAR      5 YEARS       10 YEARS      INCEPTION        DATE**
---------------------                           ------      -------       --------      ---------      ---------
AIM Basic Balanced Fund*                         6.33%        N/A            N/A          6.86%         09/28/01

* The returns shown for these periods are the restated historical performance of AIM Basic Balanced Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A Shares.

** The inception date shown in the table is the Fund's A Class shares. As of the date of this Statement of Additional Information, the Investor Class shares of AIM Basic Balanced Fund had not yet commenced operations.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

            The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                        PERIODS ENDED
                                                       DECEMBER 31, 2004
                                                       -----------------
                                                                                                  SINCE        INCEPTION
CLASS A SHARES:                                       1 YEAR        5 YEARS       10 YEARS      INCEPTION        DATE
--------------                                        ------        -------       --------      ---------      ---------
AIM Balanced Fund                                      1.84%        (3.33)%        6.72%           N/A         03/31/78
AIM Basic Balanced Fund                                1.90           N/A           N/A           4.72%        09/28/01
AIM European Small Company Fund                       23.82           N/A           N/A          10.62         08/31/00
AIM Global Value Fund                                  7.50           N/A           N/A           6.20         12/29/00
AIM International Small Company Fund                  18.81           N/A           N/A           9.37         08/31/00
AIM Mid Cap Basic Value Fund                           6.42           N/A           N/A           6.39         12/31/01
AIM Premier Equity Fund                               (0.21)        (7.18)         6.20            N/A         05/01/84
AIM Select Equity Fund                                 4.95         (5.39)         7.88            N/A         12/04/67
AIM Small Cap Equity Fund                              2.80           N/A           N/A           4.46         08/31/00

            The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                        PERIODS ENDED
                                                      DECEMBER 31, 2004
                                                      ----------------
                                                                                              SINCE       INCEPTION
CLASS B SHARES:                                     1 YEAR        5 YEARS      10 YEARS     INCEPTION       DATE
--------------                                      ------        -------      --------     ---------     ---------
AIM Balanced Fund                                    1.36%        (3.32)%       6.77%           N/A       10/18/93
AIM Basic Balanced Fund                              1.33           N/A          N/A           4.87%      09/28/01
AIM European Small Company Fund                     25.08           N/A          N/A          11.00       08/31/00
AIM Global Value Fund                                7.96           N/A          N/A           6.58       12/29/00
AIM International Small Company Fund                19.83           N/A          N/A           9.75       08/31/00
AIM Mid Cap Basic Value Fund                         6.84           N/A          N/A           6.81       12/31/01
AIM Premier Equity Fund                             (0.20)        (7.18)        6.18            N/A       10/18/93
AIM Select Equity Fund                               5.22         (5.35)        7.79            N/A       09/01/93
AIM Small Cap Equity Fund                            2.98           N/A          N/A           4.69       08/31/00

            The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                       PERIODS ENDED
                                                     DECEMBER 31,22004
                                                     -----------------
                                                                                              SINCE        INCEPTION
CLASS C SHARES:                                    1 YEAR        5 YEARS       10 YEARS     INCEPTION        DATE
--------------                                     ------        -------       --------     ---------      ---------
AIM Balanced Fund                                   3.95%        (3.01)%          N/A          1.40%       08/04/97
AIM Basic Balanced Fund                             3.99           N/A            N/A          5.59        09/28/01
AIM European Small Company Fund                    27.74           N/A            N/A         11.29        08/31/00
AIM Global Value Fund                              10.55           N/A            N/A          6.95        12/29/00
AIM International Small Company Fund               22.51           N/A            N/A         10.03        08/31/00
AIM Mid Cap Basic Value Fund                        9.45           N/A            N/A          7.52        12/31/01
AIM Premier Equity Fund                             2.39         (6.90)           N/A          0.72        08/04/97
AIM Select Equity Fund                              7.79         (5.10)           N/A          2.27        08/04/97
AIM Small Cap Equity Fund                           5.58           N/A            N/A          5.02        08/31/00

The average total returns (after taxes on distributions) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31, are as follows:

                                                    PERIODS ENDED
                                                   DECEMBER 31, 2004
                                                   -----------------
                                                                                            SINCE       INCEPTION
INVESTOR CLASS SHARES:                            1 YEAR       5 YEARS       10 YEARS     INCEPTION       DATE**
---------------------                             ------       -------       --------     ---------     ---------
AIM Basic Balanced Fund*                           5.21%         N/A            N/A         6.10%        09/28/01

* The returns shown for these periods are the restated historical performance of AIM Basic Balanced Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A Shares.

** The inception date shown in the table is the Fund's A Class shares. As of the date of this Statement of Additional Information, the Investor Class shares of AIM Basic Balanced Fund had not yet commenced operations.

YIELDS

            The 30-day yields for each of the named Funds are as follows:

                                                      30 DAYS ENDED
                                                     DECEMBER 31, 2004
                                                     -----------------
                                                  CLASS A        CLASS B       CLASS C        CLASS R       INVESTOR CLASS
                                                  -------        -------       -------        -------       --------------
           AIM Balanced Fund                        1.11%         0.43%         0.43%          0.96%             N/A
           AIM Basic Balanced Fund                  0.79          0.19          0.19           0.68              N/A*

DISTRIBUTION RATES

            The distribution rates at offering price for each of the named Funds are as follows:

                                                    30 DAYS ENDED
                                                   DECEMBER 31, 2004
                                                   -----------------
                                                 CLASS A       CLASS B        CLASS C         CLASS R        INVESTOR CLASS
                                                 -------       -------        -------         -------        --------------
           AIM Balanced Fund                       1.78%        1.13%          1.13%           1.63%              N/A
           AIM Basic Balanced Fund                 1.10         0.50           0.50            1.00               N/A*

* As of the date of this Statement of Additional Information, the Investor Class shares of AIM Basic Balanced Fund had not yet commenced operations.

                                  APPENDIX O-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

            The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

            RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

            MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES
            D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

            RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

            This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

            L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
            V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

            RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD
            J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

            JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

            GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

            STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE
            FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
            Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

            AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

            PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

            LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

            STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

            ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

            JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD
            J. STERN, CANARY

            INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

            EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

            SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

            CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

            HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

            CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

            Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Sayegh v. Janus Capital, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

            RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION
            PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA

            CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

            CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS
            V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

            MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.


                                  APPENDIX O-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

            The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

            T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
            V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought are identical to the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury Case removed the action to Federal Court (U.S. District Court Southern District of Illinois, Cause No. 05-CV-302-DRH).

            JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX O-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

            The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of April 25, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the KONDRACKI and PAPIA actions have been consolidated for pre-trial purposes in the BERDAT action and administratively closed.

            RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

            DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

            FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees. By order of the United States District Court for the Middle District of Florida, Tampa Division, the claims made in the Papia lawsuit were consolidated into the Berdat lawsuit discussed above the Papia lawsuit was administratively closed.


                                  APPENDIX O-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

            The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. By order of the United States District Court for the Southern District of Texas, Houston Division, the LIEBER action has been consolidated for pre-trail purposes into the ZUCKER action and administratively closed. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

            LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

            STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

            HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of:
            Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.


                                  APPENDIX O-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

            The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of April 25, 2005. By order of the

United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed.

            JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE
            L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT

            DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND,

            AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED
            E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL

            SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

            HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY
            J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company

            Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


                                  APPENDIX O-6
   PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN CLASS ACTION
                                  SETTLEMENTS

            The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on April 25, 2005.

            AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-66.08%

ADVERTISING-3.19%

Interpublic Group of Cos., Inc. (The)(a)(b)       1,650,000      $   22,110,000
-------------------------------------------------------------------------------
Omnicom Group Inc.(b)                               445,000          37,522,400
===============================================================================
                                                                     59,632,400
===============================================================================

AEROSPACE & DEFENSE-1.14%

Honeywell International Inc.                        605,000          21,423,050
===============================================================================

ALUMINUM-0.88%

Alcoa Inc.                                          525,300          16,504,926
===============================================================================

APPAREL RETAIL-1.20%

Gap, Inc. (The)(b)                                1,063,700          22,465,344
===============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.48%

Bank of New York Co., Inc. (The)                    830,000          27,738,600
===============================================================================

BUILDING PRODUCTS-2.34%

American Standard Cos. Inc.(a)                      391,700          16,185,044
-------------------------------------------------------------------------------
Masco Corp.(b)                                      752,900          27,503,437
===============================================================================
                                                                     43,688,481
===============================================================================

COMMUNICATIONS EQUIPMENT-0.69%

Motorola, Inc.                                      750,000          12,900,000
===============================================================================

CONSUMER ELECTRONICS-2.12%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                     641,000          16,986,500
-------------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                              581,000          22,635,760
===============================================================================
                                                                     39,622,260
===============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.00%

Ceridian Corp.(a)                                   975,100          17,824,828
-------------------------------------------------------------------------------
First Data Corp.                                    900,800          38,320,032
===============================================================================
                                                                     56,144,860
===============================================================================

DEPARTMENT STORES-0.87%

May Department Stores Co. (The)(b)                  556,300          16,355,220
===============================================================================

DIVERSIFIED CHEMICALS-0.53%

Dow Chemical Co. (The)                              201,000           9,951,510
===============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.74%

Cendant Corp.                                     1,393,400          32,577,692
===============================================================================

ENVIRONMENTAL SERVICES-1.99%

Waste Management, Inc.                            1,244,100          37,248,354
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------


FOOD RETAIL-1.96%

Kroger Co. (The)(a)                               1,264,000      $   22,170,560
-------------------------------------------------------------------------------
Safeway Inc.(a)(b)                                  733,000          14,469,420
===============================================================================
                                                                     36,639,980
===============================================================================

GENERAL MERCHANDISE STORES-1.65%

Target Corp.                                        594,500          30,872,385
===============================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                               831,000          48,322,650
-------------------------------------------------------------------------------
McKesson Corp.                                      725,000          22,808,500
===============================================================================
                                                                     71,131,150
===============================================================================

HEALTH CARE EQUIPMENT-1.01%

Baxter International Inc.                           549,000          18,962,460
===============================================================================

HEALTH CARE FACILITIES-1.21%

HCA, Inc.                                           565,000          22,577,400
===============================================================================

HEALTH CARE SERVICES-0.36%

IMS Health Inc.                                     289,600           6,721,616
===============================================================================

INDUSTRIAL CONGLOMERATES-4.15%

General Electric Co.                                736,200          26,871,300
-------------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)(b)              1,421,300          50,797,262
===============================================================================
                                                                     77,668,562
===============================================================================

INDUSTRIAL MACHINERY-1.49%

Illinois Tool Works Inc.(b)                         300,000          27,804,000
===============================================================================

INSURANCE BROKERS-0.60%

Aon Corp.(b)                                        474,600          11,323,956
===============================================================================

INTEGRATED OIL & GAS-0.11%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd.(c)                                  20           2,000,000
===============================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.(b)                        411,500          24,595,355
-------------------------------------------------------------------------------
Morgan Stanley                                      489,000          27,149,280
===============================================================================
                                                                     51,744,635
===============================================================================

MANAGED HEALTH CARE-1.95%

WellPoint Inc.(a)(b)                                316,900          36,443,500
===============================================================================

MOVIES & ENTERTAINMENT-1.69%

Walt Disney Co. (The)                             1,137,000          31,608,600
===============================================================================

MULTI-LINE INSURANCE-1.05%

Hartford Financial Services Group, Inc.
  (The)(b)                                          282,700          19,593,937
===============================================================================

OIL & GAS DRILLING-1.54%

Transocean Inc. (Cayman Islands)(a)                 678,500          28,761,615
===============================================================================


                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-3.16%

Halliburton Co.(b)                                  920,000      $   36,100,800
-------------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                     343,000          22,963,850
===============================================================================
                                                                     59,064,650
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.29%

ABN AMRO XVIII Custodial Receipts- Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,399,980)(d)(e)(f)                                   14           1,400,000
-------------------------------------------------------------------------------
Citigroup Inc.                                      741,933          35,746,332
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                              1,002,200          39,095,822
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $3,952,517)(c)(d)(f)                 4,050           3,997,350
===============================================================================
                                                                     80,239,504
===============================================================================

PACKAGED FOODS & MEATS-1.10%

Kraft Foods Inc.-Class A(b)                         578,600          20,603,946
===============================================================================

PHARMACEUTICALS-4.99%

Pfizer Inc.                                       1,019,600          27,417,044
-------------------------------------------------------------------------------
Sanofi-Aventis (France)(g)                          530,640          42,339,591
-------------------------------------------------------------------------------
Wyeth                                               552,600          23,535,234
===============================================================================
                                                                     93,291,869
===============================================================================

PROPERTY & CASUALTY INSURANCE-1.54%

ACE Ltd. (Cayman Islands)                           676,000          28,899,000
===============================================================================

SYSTEMS SOFTWARE-2.18%

Computer Associates International, Inc.(b)        1,311,000          40,719,660
===============================================================================

THRIFTS & MORTGAGE FINANCE-2.31%

Fannie Mae(b)                                       531,600          37,855,236
-------------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd.(h)                   52,000           2,626,000
-------------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(h)                   55,000           2,782,659
===============================================================================
                                                                     43,263,895
===============================================================================
    Total Stocks & Other Equity
      Interests-(Cost $1,063,952,155)                            $1,236,189,017
===============================================================================

                                                PRINCIPAL
                                                  AMOUNT

BONDS & NOTES-16.18%

ADVERTISING-0.02%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(h)             $    393,000             405,454
===============================================================================

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(h)                         300,000             328,188
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

AUTO PARTS & EQUIPMENT-0.09%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(h)                           $  1,560,000      $    1,591,933
===============================================================================

AUTOMOBILE MANUFACTURERS-0.13%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(h)           1,990,000           1,994,438
-------------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(h)                                450,000             454,252
===============================================================================
                                                                      2,448,690
===============================================================================

BROADCASTING & CABLE TV-0.90%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(h)                              5,200,000           5,397,080
-------------------------------------------------------------------------------
  9.50%, 08/01/13(h)                              1,710,000           1,823,629
-------------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(h)                                600,000             610,200
-------------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(h)                                       750,000             773,212
-------------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes,
  8.38%, 11/01/05(h)                              1,000,000           1,045,750
-------------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(h)                   1,175,000           1,203,165
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(h)              575,000             591,209
-------------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(h)          250,000             294,082
-------------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(h)                 2,150,000           2,874,485
-------------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(h)                2,232,000           2,277,778
===============================================================================
                                                                     16,890,590
===============================================================================

CONSUMER FINANCE-3.45%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(h)                        1,525,000           1,768,878
-------------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(h)                                     3,250,000           3,322,085
-------------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $4,383,420)(c)(d)(f)(h)                    4,300,000           4,371,681
-------------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(h)            1,820,000           1,906,887
-------------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(h)                1,000,000           1,095,310
-------------------------------------------------------------------------------
Ford Motor Credit Co., Global Notes, 7.60%,
  08/01/05(h)                                     6,750,000           6,903,832
-------------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(h)                       2,425,000           2,455,409
-------------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes,
  2.31%, 04/28/05(c)(h)                           3,261,000           3,259,859
-------------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(h)                            1,890,000           1,966,261
-------------------------------------------------------------------------------
    6.88%, 02/01/06(h)                            6,690,000           6,898,260
-------------------------------------------------------------------------------
    7.50%, 03/15/05(h)                            2,690,000           2,714,129
-------------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(h)                2,205,000           2,225,352
-------------------------------------------------------------------------------

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp., Floating
  Rate Medium Term Notes,
    4.23%, 05/19/05(c)(h)                      $  6,250,000      $    6,272,125
-------------------------------------------------------------------------------
    4.44%, 03/04/05(c)(h)                         7,100,000(i)        7,115,265
-------------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(h)                            2,000,000           2,004,320
-------------------------------------------------------------------------------
    7.50%, 07/15/05(h)                              400,000             408,488
-------------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(h)                            1,650,000           1,651,864
-------------------------------------------------------------------------------
    5.25%, 05/16/05(h)                            4,600,000           4,632,200
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Notes,
  6.75%, 01/15/06(h)                              3,500,000(i)        3,592,330
===============================================================================
                                                                     64,564,535
===============================================================================

DIVERSIFIED BANKS-2.13%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $3,682,866)(d)(h)(j)             3,300,000           3,505,263
-------------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $554,525)(d)(f)(h)       500,000             514,425
-------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $983,750)(d)(f)(h)               1,000,000             963,810
-------------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(c)(h)               3,215,000           3,104,436
-------------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $652,239)(d)(h)(j)                                530,000             642,296
-------------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $1,771,602)(d)(f)(h)                            1,400,000           1,652,028
-------------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost
  $3,407,008)(d)(f)(h)                            3,200,000           3,260,672
-------------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(h)           900,000           1,004,382
-------------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(h)         1,835,000           1,875,150
-------------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(j)(k)                                     1,200,000           1,188,000
-------------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $1,245,000)(d)(h)(j)                            1,245,000           1,320,186
-------------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $373,008)(d)(h)(j)                                400,000             379,508
-------------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Euro Dollar Notes,
  2.94%(h)(j)(k)                                  3,870,000           3,451,537
-------------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(h)(k)           1,500,000           1,234,780
-------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(h)(j)(k)                 1,000,000             882,831
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(h)                              1,715,000           2,238,298
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
DIVERSIFIED BANKS-(CONTINUED)

RBS Capital Trust I, Bonds, 4.71%(h)(j)        $    400,000      $      382,948
-------------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(h)                              6,750,000           6,781,455
-------------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(h)                       2,100,000           2,148,300
-------------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $3,388,480)(d)(f)(h)             3,200,000           3,283,840
===============================================================================
                                                                     39,814,145
===============================================================================

DIVERSIFIED CAPITAL MARKETS-0.06%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(h)(j)                              1,000,000           1,198,690
===============================================================================

ELECTRIC UTILITIES-0.57%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(h)           350,000             363,590
-------------------------------------------------------------------------------
Consolidated Edison Co. of New York- Series
  96A, Unsec. Deb., 7.75%, 06/01/26(h)(l)           900,000             979,380
-------------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Notes, 8.62%, 12/15/11(h)                  2,150,000           2,669,633
-------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(h)                       4,100,000           4,207,994
-------------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(c)(h)        500,000             500,447
-------------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(h)                       1,875,000           1,980,037
===============================================================================
                                                                     10,701,081
===============================================================================

FOOD RETAIL-0.04%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(h)                                       775,000             769,908
===============================================================================

GAS UTILITIES-0.35%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(h)                        1,990,000           2,132,603
-------------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(h)                                     3,540,000           3,645,917
-------------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(h)                         745,000             754,536
===============================================================================
                                                                      6,533,056
===============================================================================

HOMEBUILDING-0.33%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(h)                                       800,000             921,000
-------------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(h)                       3,855,000           4,133,794
-------------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(h)                                       520,000             535,038
-------------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(h)                         500,000             544,975
===============================================================================
                                                                      6,134,807
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.21%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(h)                                  $  3,050,000      $    3,095,842
-------------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $849,203)(d)(f)(h)                                750,000             798,548
===============================================================================
                                                                      3,894,390
===============================================================================

INTEGRATED OIL & GAS-0.37%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(h)                                     1,800,000           1,981,458
-------------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(h)                                     1,000,000           1,074,580
-------------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(h)                                     2,009,000           2,290,461
-------------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(h)                              1,590,000           1,631,054
===============================================================================
                                                                      6,977,553
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.30%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(h)                       4,550,000           4,656,743
-------------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(h)                  930,000           1,262,001
-------------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $1,332,977)(d)(f)(h)                            1,325,000           1,332,757
-------------------------------------------------------------------------------
Southwestern Bell Telephone Co.- Series B,
  Medium Term Notes, 6.25%, 07/07/05(h)             350,000             355,681
-------------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
  7.13%, 01/30/06(h)                              2,210,000           2,298,776
-------------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
  03/15/05(h)                                     3,730,000           3,769,277
-------------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(h)            1,000,000           1,332,550
-------------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(h)                                635,000             690,074
-------------------------------------------------------------------------------
  8.00%, 06/01/11(h)                                500,000             592,440
-------------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(h)                        1,000,000           1,041,070
-------------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(h)                              2,570,000           2,667,557
-------------------------------------------------------------------------------
  8.75%, 11/01/21(h)                              1,350,000           1,705,280
-------------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(h)                        1,635,000           1,742,305
-------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(h)                          950,000             929,547
===============================================================================
                                                                     24,376,058
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

INVESTMENT BANKING & BROKERAGE-0.28%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(h)           $  2,585,000      $    2,659,370
-------------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(h)       1,000,000           1,060,010
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(h)                  1,415,000           1,420,773
===============================================================================
                                                                      5,140,153
===============================================================================

LIFE & HEALTH INSURANCE-0.29%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04-
  01/29/04; Cost $4,717,650)(d)(h)(l)             4,000,000           4,771,320
-------------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(h)                                600,000             647,736
===============================================================================
                                                                      5,419,056
===============================================================================

MOVIES & ENTERTAINMENT-0.12%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(h)                       2,220,000           2,239,736
===============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.09%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(h)         1,710,000           1,752,904
===============================================================================

MUNICIPALITIES-0.58%

Chicago (City of), Illinois; O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(h)(l)                       2,400,000           2,404,992
-------------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 B, 6.10%,
  05/01/24(h)(l)                                  1,910,000           1,967,300
-------------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, 3.69%, 07/01/07(h)(l)                  1,000,000           1,001,650
-------------------------------------------------------------------------------
  4.21%, 07/01/08(h)(l)                           1,185,000           1,193,888
-------------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(h)(l)(m)                               4,425,000           4,190,475
===============================================================================
                                                                     10,758,305
===============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.21%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%,
  12/15/14(h)                                     3,535,000           3,922,083
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.18%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(h)                                       305,000             304,256
-------------------------------------------------------------------------------

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05(h)                    $  2,425,000      $    2,481,260
-------------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(h)(j)                                900,000           1,073,340
-------------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $1,357,500)(d)(h)(j)                            1,200,000           1,390,692
-------------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(h)     1,833,333           1,940,547
-------------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%,(h) 08/15/09                              2,755,000           3,088,355
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(h)                                     2,475,000           2,877,683
-------------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost
  $1,259,552)(d)(f)(h)                            1,205,877           1,201,151
-------------------------------------------------------------------------------
Premium Asset 2004-04 Trust, Sr. Notes,
  4.13%, 03/12/09 (Acquired 03/04/04; Cost
  $3,572,605)(d)(f)(h)                            3,575,000           3,499,174
-------------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost
  $3,221,976)(d)(f)(h)                            2,723,333           3,244,470
-------------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(h)(j)               945,000           1,055,979
===============================================================================
                                                                     22,156,907
===============================================================================

PACKAGED FOODS & MEATS-0.04%

Nabisco, Inc., Notes, 6.38%, 02/01/05(h)            750,000             754,928
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.45%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $1,828,278)(d)(f)(h)                            1,800,000           1,862,856
-------------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(h)                              4,295,000           4,879,592
-------------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $908,164)(d)(f)(h)                           865,000             872,949
-------------------------------------------------------------------------------
Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06(h)                         700,000             739,459
===============================================================================
                                                                      8,354,856
===============================================================================

REAL ESTATE-0.20%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(h)                         420,000             422,453
-------------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(h)                                       430,000             431,883
-------------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(h)                  380,000             386,122
-------------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(h)                              1,435,000           1,442,720
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
REAL ESTATE-(CONTINUED)

Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(h)                           $    600,000      $      615,390
-------------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(h)           400,000             401,224
===============================================================================
                                                                      3,699,792
===============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(h)                                       735,000             772,404
===============================================================================

REGIONAL BANKS-1.02%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(c)(h)      2,425,000           2,513,852
-------------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(h)                              3,000,000           3,021,720
-------------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(c)(h)                    1,000,000             949,720
-------------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(h)                              3,125,000           3,188,250
-------------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(h)(j)(k)                           8,000,000           7,953,176
-------------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(h)                                     1,400,000           1,424,444
===============================================================================
                                                                     19,051,162
===============================================================================

RESTAURANTS-0.05%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(h)                                       850,000             901,587
===============================================================================

SOVEREIGN DEBT-0.86%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(h)                                     4,600,000           4,719,572
-------------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(h)                   830,000             968,278
-------------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(h)          1,400,000           1,502,438
-------------------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Bonds,
    7.50%, 03/31/30 (Acquired 05/18/04; Cost
    $1,260,875)(d)(h)(n)                          1,400,000           1,446,760
-------------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04-
    12/03/04; Cost $1,271,188)(d)(h)              1,225,000           1,259,300
-------------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $2,218,650)(d)(h)                             2,100,000           2,160,690
-------------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $1,892,475)(d)(h)              1,680,000           1,902,768
-------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(h)                                490,000             525,819
-------------------------------------------------------------------------------
  7.50%, 04/08/33(h)                              1,570,000           1,689,556
===============================================================================
                                                                     16,175,181
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.16%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(h)                           $    950,000      $    1,123,917
-------------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(h)                       1,775,000           1,817,920
===============================================================================
                                                                      2,941,837
===============================================================================

TOBACCO-0.17%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(h)              450,000             486,891
-------------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(h)         2,650,000           2,702,444
===============================================================================
                                                                      3,189,335
===============================================================================

TRUCKING-0.16%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(h)                              2,655,000           2,956,210
===============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.31%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(h)         1,100,000           1,112,188
-------------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(h)               4,355,000           4,764,370
===============================================================================
                                                                      5,876,558
===============================================================================
    Total Bonds & Notes (Cost $301,177,791)                         302,692,072
===============================================================================

U.S. MORTGAGE-BACKED SECURITIES-9.36%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.37%

Pass Through Ctfs.,
  5.50%, 05/01/13 to 12/01/33(h)                  2,819,286           2,909,098
-------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(h)                  7,379,632           4,643,345
-------------------------------------------------------------------------------
  6.50%, 05/01/16 to 03/01/33(h)                  3,770,547           3,960,176
-------------------------------------------------------------------------------
  6.00%, 04/01/17 to 01/01/34(h)                  8,861,576           9,246,465
-------------------------------------------------------------------------------
  8.00%, 01/01/27(h)                              1,407,647           1,532,643
-------------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32(h)                    806,751             864,968
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(o)                              2,420,000           2,458,388
===============================================================================
                                                                     25,615,083
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.99%

Pass Through Ctfs.,
  8.50%, 03/01/10 to 10/01/28(h)                  2,244,012           2,471,769
-------------------------------------------------------------------------------
  6.50%, 04/01/14 to 09/01/34(h)                 19,928,660          20,962,643
-------------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32(h)                  1,621,130           1,733,128
-------------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32(h)                  5,469,257           5,800,455
-------------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22(h)                    520,993             542,238
-------------------------------------------------------------------------------
  5.00%, 11/01/17 to 11/01/18(h)                  2,953,720           3,004,906
-------------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30(h)                  1,286,605           1,400,645
-------------------------------------------------------------------------------
  5.50%, 08/01/33 to 09/01/33(h)                  3,395,457           3,451,121
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(o)               $ 25,346,640      $   25,591,364
-------------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(o)                 44,688,574          45,546,247
-------------------------------------------------------------------------------
  6.00%, 01/01/35(o)                             19,643,600          20,316,339
===============================================================================
                                                                    130,820,855
===============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.00%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 02/15/33(h)                  3,731,806           3,932,388
-------------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32(h)                  2,211,242           2,349,894
-------------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33(h)                  5,808,970           6,030,415
-------------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31(h)                    766,023             837,419
-------------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32(h)                  2,032,869           2,192,997
-------------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25(h)                    122,231             134,121
-------------------------------------------------------------------------------
  5.50%, 06/15/33 to 12/15/33(h)                  3,191,779           3,263,972
===============================================================================
                                                                     18,741,206
===============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $173,863,280)                                           175,177,144
===============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-6.37%

FEDERAL HOME LOAN BANK-5.71%

Unsec. Disc. Notes,
  1.25%, 01/03/05(p)                            106,887,000         106,879,577
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.66%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(h)(q)                           8,675,000           8,756,372
-------------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(h)                              3,525,000           3,480,479
===============================================================================
                                                                     12,236,851
===============================================================================
    Total U.S. Government Agency Securities
      (Cost $118,963,428)                                           119,116,428
===============================================================================

U.S. TREASURY SECURITIES-4.30%

U.S. TREASURY NOTES-3.34%

2.50%, 09/30/06(h)                                2,500,000           2,478,525
-------------------------------------------------------------------------------
6.50%, 10/15/06(h)                               17,165,000          18,197,646
-------------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(h)                   28,850,000          28,913,486
-------------------------------------------------------------------------------
3.13%, 10/15/08(h)                                2,115,000           2,092,518
-------------------------------------------------------------------------------
4.75%, 11/15/08(h)                                5,680,000           5,951,561
-------------------------------------------------------------------------------
5.00%, 02/15/11(h)                                4,525,000           4,816,274
===============================================================================
                                                                     62,450,010
===============================================================================

U.S. TREASURY BONDS-0.90%

7.25%, 05/15/16 to 08/15/22(h)                   11,555,000          14,588,714
-------------------------------------------------------------------------------
7.50%, 11/15/16(h)                                   60,000              76,697
-------------------------------------------------------------------------------
5.38%, 02/15/31(h)                                2,095,000           2,264,569
===============================================================================
                                                                     16,929,980
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

U.S. TREASURY STRIPS-0.06%

3.03%, 02/15/07(h)(p)                          $  1,175,000      $    1,103,219
===============================================================================
    Total U.S. Treasury Securities (Cost
      $78,706,691)                                                   80,483,209
===============================================================================

ASSET-BACKED SECURITIES-1.32%

OTHER DIVERSIFIED FINANCIAL SERVICES-1.09%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-02/25/04; Cost $5,734,000)(d)(h)       5,400,171           5,498,724
-------------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00; Cost $3,901,297)(d)(h)                3,950,000           4,707,626
-------------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $2,563,525)(d)(f)                               2,500,000           2,543,406
-------------------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  02/04/17 (Acquired 04/30/04; Cost
  $5,000,000)(d)(f)                               5,000,000           5,097,013
-------------------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37%, (Acquired
  12/07/04; Cost $1,900,000)(d)(f)(h)(j)(q)       1,900,000           1,910,811
-------------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $640,800)(d)(f)(h)                 600,000             603,294
===============================================================================
                                                                     20,360,874
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.12%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $2,144,192)(d)(f)(h)                            2,125,000           2,167,351
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

THRIFTS & MORTGAGE FINANCE-0.11%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $2,352,075)(d)(f)(h)                         $  2,020,308      $    2,080,331
===============================================================================
    Total Asset-Backed Securities (Cost
      $23,933,783)                                                   24,608,556
===============================================================================
TOTAL INVESTMENTS-103.61% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,760,597,128)                                                 1,938,266,426
===============================================================================

                                                  SHARES
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.95%

Liquid Assets Portfolio-Institutional
  Class(r)(s)                                   121,085,396         121,085,396
-------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(r)(s)                                   121,085,396         121,085,396
===============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $242,170,792)                                           242,170,792
===============================================================================
TOTAL INVESTMENTS-116.56% (Cost
  $2,002,767,920)                                                 2,180,437,218
===============================================================================
OTHER ASSETS LESS LIABILITIES-(16.56)%                             (309,714,704)
_______________________________________________________________________________
===============================================================================
NET ASSETS-100.00%                                               $1,870,722,514
_______________________________________________________________________________
===============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $75,643,050, which represented 4.04% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered illiquid.
(e) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(f) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $46,657,917, which represented 2.49% of the Fund's Net Assets.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 1.94% of the Fund's Total Investments. See Note 1A.
(h) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $497,865,734, which represented 22.83% of the Fund's Total Investments. See Note 1A.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 9.
(j) Perpetual bond with no specified maturity date.
(k) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(l) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(m) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(n) Step coupon bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(p) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(q) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(r) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(s) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,760,597,128)*                            $1,938,266,426
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $242,170,792)                            242,170,792
============================================================
  Total investments (cost $2,002,767,920)      2,180,437,218
============================================================
Cash                                                  48,740
------------------------------------------------------------
Foreign currencies, at market value (cost
  $61)                                                    74
------------------------------------------------------------
Receivables for:
  Investments sold                                34,642,388
------------------------------------------------------------
  Variation margin                                   231,360
------------------------------------------------------------
  Fund shares sold                                   896,040
------------------------------------------------------------
  Dividends and interest                           7,924,723
------------------------------------------------------------
  Investments matured (Note 11)                    1,535,737
------------------------------------------------------------
  Principal paydowns                                 211,796
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               198,595
------------------------------------------------------------
Other assets                                          42,274
============================================================
    Total assets                               2,226,168,945
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           98,246,293
------------------------------------------------------------
  Fund shares reacquired                          13,131,602
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 306,986
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       242,170,792
------------------------------------------------------------
Accrued distribution fees                            750,548
------------------------------------------------------------
Accrued transfer agent fees                          580,773
------------------------------------------------------------
Accrued operating expenses                           259,437
============================================================
    Total liabilities                            355,446,431
============================================================
Net assets applicable to shares outstanding   $1,870,722,514
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,360,571,857
------------------------------------------------------------
Undistributed net investment income (loss)        (5,141,012)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (663,161,487)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      178,453,156
============================================================
                                              $1,870,722,514
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,049,415,157
____________________________________________________________
============================================================
Class B                                       $  604,378,457
____________________________________________________________
============================================================
Class C                                       $  211,297,376
____________________________________________________________
============================================================
Class R                                       $    5,620,985
____________________________________________________________
============================================================
Institutional Class                           $       10,539
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           41,473,872
____________________________________________________________
============================================================
Class B                                           23,938,724
____________________________________________________________
============================================================
Class C                                            8,356,529
____________________________________________________________
============================================================
Class R                                              221,893
____________________________________________________________
============================================================
Institutional Class                                    416.3
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        25.30
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.30 divided by
      95.25%)                                 $        26.56
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        25.25
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        25.29
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        25.33
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        25.32
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $236,707,159 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 30,801,224
--------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $285,253)          19,345,706
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $323,468*)                          323,468
==========================================================================
    Total investment income                                     50,470,398
==========================================================================

EXPENSES:

Advisory fees                                                   10,703,307
--------------------------------------------------------------------------
Administrative services fees                                       458,536
--------------------------------------------------------------------------
Custodian fees                                                     302,990
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,887,535
--------------------------------------------------------------------------
  Class B                                                        6,710,792
--------------------------------------------------------------------------
  Class C                                                        2,349,482
--------------------------------------------------------------------------
  Class R                                                           23,049
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       4,790,611
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              23
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              68,735
--------------------------------------------------------------------------
Other                                                              742,795
==========================================================================
    Total expenses                                              29,037,855
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (258,923)
==========================================================================
    Net expenses                                                28,778,932
==========================================================================
Net investment income                                           21,691,466
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         90,280,637
--------------------------------------------------------------------------
  Foreign currencies                                                 7,933
--------------------------------------------------------------------------
  Futures contracts                                              1,430,062
==========================================================================
                                                                91,718,632
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         25,925,592
--------------------------------------------------------------------------
  Foreign currencies                                                44,599
--------------------------------------------------------------------------
  Futures contracts                                                783,890
==========================================================================
                                                                26,754,081
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            118,472,713
==========================================================================
Net increase in net assets resulting from operations          $140,164,179
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   21,691,466    $   30,431,107
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                              91,718,632       107,782,700
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                              26,754,081       228,117,385
==============================================================================================
    Net increase in net assets resulting from operations         140,164,179       366,331,192
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (20,418,776)      (26,240,036)
----------------------------------------------------------------------------------------------
  Class B                                                         (6,979,759)       (8,673,183)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,425,648)       (3,288,903)
----------------------------------------------------------------------------------------------
  Class R                                                            (75,777)          (48,722)
----------------------------------------------------------------------------------------------
  Institutional Class                                                   (220)             (209)
==============================================================================================
    Decrease in net assets resulting from distributions          (29,900,180)      (38,251,053)
==============================================================================================
Share transactions-net:
  Class A                                                       (310,464,020)     (325,786,055)
----------------------------------------------------------------------------------------------
  Class B                                                       (170,136,078)     (127,772,946)
----------------------------------------------------------------------------------------------
  Class C                                                        (65,588,422)      (75,676,154)
----------------------------------------------------------------------------------------------
  Class R                                                          1,510,478         3,149,619
----------------------------------------------------------------------------------------------
  Institutional Class                                                    220               209
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (544,677,822)     (526,085,327)
==============================================================================================
    Net increase (decrease) in net assets                       (434,413,823)     (198,005,188)
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,305,136,337     2,503,141,525
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(5,141,012) and $(2,977,290), respectively)    $1,870,722,514    $2,305,136,337
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,064.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $228,813 of expenses incurred by the Fund related to market timing matters in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $458,536 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended December 31, 2004, the Fund paid AISI $4,790,611 for Class A, Class B, Class C and Class R shares and $10 for Institutional Class shares after AISI reimbursed fees for the Institutional Class shares of $13. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and

Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $2,887,535, $6,710,792, $2,349,482 and $23,049, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $164,698 in front-end sales commissions from the sale of Class A shares and $39,022, $70,788, $11,262 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               UNREALIZED
                            MARKET VALUE      PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE    DIVIDEND    REALIZED
FUND                          12/31/03         AT COST        FROM SALES     (DEPRECIATION)     12/31/04      INCOME*    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class       $ 60,195,599    $494,830,149    $(433,940,352)       $   --       $121,085,396    $162,566     $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class         60,195,599     493,356,038     (432,466,241)           --        121,085,396    160,902          --
====================================================================================================================================
  Total                     $120,391,198    $988,186,187    $(866,406,593)       $   --       $242,170,792    $323,468     $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $13,409,798 and $11,680,665, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $27,033 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $27,033.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $7,707 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $236,707,159 were on loan to brokers. The loans were secured by cash collateral of $242,170,792, received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $323,468 for securities lending transactions.

NOTE 9--FUTURES CONTRACTS

On December 31, 2004, $4,150,000 principal amount of corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                             OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  UNREALIZED
                                                               NO. OF          MONTH/            MARKET          APPRECIATION
CONTRACT                                                      CONTRACTS      COMMITMENT          VALUE          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        335        Mar-05/Long      $ 70,213,906         $ 98,528
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                      1,075        Mar-05/Long       117,746,094          711,482
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                        85        Mar-05/Long         9,514,688          (53,550)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                         14        Mar-05/Long         1,575,000           27,430
==============================================================================================================================
                                                                                              $199,049,688         $783,890
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $29,900,180    $38,251,053
________________________________________________________________________________________
========================================================================================

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      875,650
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             151,278,938
------------------------------------------------------------------------------
Temporary book/tax differences                                        (215,634)
------------------------------------------------------------------------------
Capital loss carryforward                                         (641,788,297)
------------------------------------------------------------------------------
Shares of beneficial interest                                    2,360,571,857
==============================================================================
Total net assets                                                $1,870,722,514
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(32).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses, bond premium amortization and the treatment of defaulted bonds.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $86,385,387 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                  CAPITAL LOSS
EXPIRATION                        CARRYFORWARD*
-----------------------------------------------
December 31, 2009                 $107,895,455
-----------------------------------------------
December 31, 2010                  533,892,842
===============================================
Total capital loss carryforward   $641,788,297
_______________________________________________
===============================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $784,347,274 and $1,435,293,929, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $25,012,000 par value, Senior Unsecured Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $184,437,932
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (33,158,962)
==============================================================================
Net unrealized appreciation of investment securities             $151,278,970
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,029,158,248.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydowns on mortgage-backed securities and bond premium amortization, on December 31, 2004, undistributed net investment income was increased by $6,044,992 and undistributed net realized gain was decreased by $6,044,996 and shares of beneficial interest increased by $4. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2004                                2003
                                                              ------------------------------      ------------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,838,794      $ 166,219,511       14,724,408      $ 317,421,511
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,882,739         45,641,148        2,822,623         61,571,171
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         657,550         15,991,892        1,078,856         23,496,738
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         114,119          2,778,219          184,779          4,039,188
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --                 --               --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         797,987         19,482,748        1,155,459         25,548,489
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         261,464          6,372,168          362,180          7,982,445
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          89,256          2,177,540          134,213          2,951,526
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           3,073             75,238            2,176             48,722
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   9                220                9                209
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,252,935         54,796,120        1,104,079         24,477,117
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,259,121)       (54,796,120)      (1,106,931)       (24,477,117)
================================================================================================================================
Reacquired:
  Class A                                                     (22,639,799)      (550,962,399)     (31,672,931)      (693,233,172)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,917,270)      (167,353,274)      (8,005,292)      (172,849,445)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,452,796)       (83,757,854)      (4,686,941)      (102,124,418)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (54,447)        (1,342,979)         (41,885)          (938,291)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --                 --               --                 --
================================================================================================================================
                                                              (22,425,507)     $(544,677,822)     (23,945,198)     $(526,085,327)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. AIM has an agreement with this entity to sell shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                          2004               2003          2002          2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    23.93         $    20.81    $    25.94    $    30.10       $    32.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32               0.35(a)       0.49(a)       0.71(a)(b)       0.92(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              1.49               3.20         (5.09)        (4.14)           (2.23)
=================================================================================================================================
    Total from investment operations                         1.81               3.55         (4.60)        (3.43)           (1.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.44)             (0.43)        (0.53)        (0.73)           (0.79)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --                 --            --            --            (0.49)
=================================================================================================================================
    Total distributions                                     (0.44)             (0.43)        (0.53)        (0.73)           (1.28)
=================================================================================================================================
Net asset value, end of period                         $    25.30         $    23.93    $    20.81    $    25.94       $    30.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              7.65%             17.23%       (17.85)%      (11.36)%          (4.18)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,049,415         $1,297,378    $1,434,164    $2,284,776       $2,507,641
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.07%(d)(e)        1.10%         1.06%         1.01%            0.96%
=================================================================================================================================
Ratio of net investment income to average net assets         1.38%(d)           1.60%         2.11%         2.60%(b)         2.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        39%               114%           78%           73%              55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,155,013,999.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.08%.

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2004             2003        2002         2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  23.87         $  20.77    $  25.88    $    30.01       $    32.61
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.14             0.19(a)     0.31(a)       0.50(a)(b)       0.66(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.50             3.17       (5.06)        (4.11)           (2.23)
=================================================================================================================================
    Total from investment operations                             1.64             3.36       (4.75)        (3.61)           (1.57)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)           (0.26)      (0.36)        (0.52)           (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --          --            --            (0.49)
=================================================================================================================================
    Total distributions                                         (0.26)           (0.26)      (0.36)        (0.52)           (1.03)
=================================================================================================================================
Net asset value, end of period                               $  25.25         $  23.87    $  20.77    $    25.88       $    30.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  6.91%           16.29%     (18.46)%      (12.01)%          (4.93)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $604,378         $739,424    $766,330    $1,176,679       $1,358,823
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.82%(d)(e)      1.85%       1.81%         1.76%            1.73%
=================================================================================================================================
Ratio of net investment income to average net assets             0.63%(d)         0.85%       1.36%         1.86%(b)         2.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            39%             114%         78%           73%              55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $671,079,230.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.83%.

                                                                                          CLASS C
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004             2003        2002        2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.91         $  20.80    $  25.92    $  30.05       $  32.65
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14             0.19(a)     0.31(a)     0.50(a)(b)     0.66(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.50             3.18       (5.07)      (4.11)         (2.23)
==============================================================================================================================
    Total from investment operations                              1.64             3.37       (4.76)      (3.61)         (1.57)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)           (0.26)      (0.36)      (0.52)         (0.54)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --          --          --          (0.49)
==============================================================================================================================
    Total distributions                                          (0.26)           (0.26)      (0.36)      (0.52)         (1.03)
==============================================================================================================================
Net asset value, end of period                                $  25.29         $  23.91    $  20.80    $  25.92       $  30.05
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   6.90%           16.32%     (18.46)%    (11.99)%        (4.93)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $211,297         $264,513    $302,346    $483,644       $365,510
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           1.82%(d)(e)      1.85%       1.81%       1.76%          1.73%
==============================================================================================================================
Ratio of net investment income to average net assets              0.63%(d)         0.85%       1.36%       1.85%(b)       2.03%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             39%             114%         78%         73%            55%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $234,948,213.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.83%.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                  DECEMBER 31,         COMMENCED) TO
                                                              ---------------------    DECEMBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $23.95         $20.83       $ 23.73
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.29           0.30(a)       0.22(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.47           3.19         (2.78)
====================================================================================================
    Total from investment operations                            1.76           3.49         (2.56)
====================================================================================================
Less distributions from net investment income                  (0.38)         (0.37)        (0.34)
====================================================================================================
Net asset value, end of period                                $25.33         $23.95       $ 20.83
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 7.43%         16.92%       (10.82)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,621         $3,812       $   293
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.32%(c)(d)    1.35%         1.33%(e)
====================================================================================================
Ratio of net investment income to average net assets            1.13%(c)       1.35%         1.83%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                        39%           114%           78%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,609,890.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.33%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                      INSTITUTIONAL CLASS
                                                              ------------------------------------
                                                                                       MARCH 15,
                                                                                         2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------    DECEMBER 31,
                                                               2004         2003         2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $23.94       $20.82       $ 25.81
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.43         0.44(a)       0.44(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.49         3.20         (4.83)
==================================================================================================
    Total from investment operations                            1.92         3.64         (4.39)
==================================================================================================
Less dividends from net investment income                      (0.54)       (0.52)        (0.60)
==================================================================================================
Net asset value, end of period                                $25.32       $23.94       $ 20.82
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                 8.10%       17.71%       (17.16)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   11       $   10       $     8
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.68%(c)     0.68%         0.67%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.83%(c)     1.13%         0.80%(d)
==================================================================================================
Ratio of net investment income to average net assets            1.77%(c)     2.02%         2.50%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                        39%         114%           78%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,981.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-66.09%

ADVERTISING-2.80%

Interpublic Group of Cos., Inc. (The)(a)          168,000      $  2,251,200
---------------------------------------------------------------------------
Omnicom Group Inc.                                 31,900         2,689,808
===========================================================================
                                                                  4,941,008
===========================================================================

AEROSPACE & DEFENSE-1.03%

Honeywell International Inc.                       51,500         1,823,615
===========================================================================

ALUMINUM-0.90%

Alcoa Inc.                                         50,900         1,599,278
===========================================================================

APPAREL RETAIL-1.17%

Gap, Inc. (The)                                    97,800         2,065,536
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.54%

Bank of New York Co., Inc. (The)                   81,200         2,713,704
===========================================================================

BUILDING PRODUCTS-2.37%

American Standard Cos. Inc.(a)                     35,800         1,479,256
---------------------------------------------------------------------------
Masco Corp.                                        74,000         2,703,220
===========================================================================
                                                                  4,182,476
===========================================================================

COMMUNICATIONS EQUIPMENT-0.64%

Motorola, Inc.                                     66,300         1,140,360
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.50%

Deere & Co.                                        11,900           885,360
===========================================================================

CONSUMER ELECTRONICS-2.08%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               58,700         1,555,550
---------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             54,500         2,123,320
===========================================================================
                                                                  3,678,870
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.90%

Ceridian Corp.(a)                                  88,300         1,614,124
---------------------------------------------------------------------------
First Data Corp.                                   82,600         3,513,804
===========================================================================
                                                                  5,127,928
===========================================================================

DEPARTMENT STORES-0.85%

May Department Stores Co. (The)                    51,100         1,502,340
===========================================================================

DIVERSIFIED CHEMICALS-0.52%

Dow Chemical Co. (The)                             18,500           915,935
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.77%

Cendant Corp.                                     133,600         3,123,568
===========================================================================

ENVIRONMENTAL SERVICES-1.97%

Waste Management, Inc.                            116,100         3,476,034
===========================================================================

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------

FOOD RETAIL-1.97%

Kroger Co. (The)(a)                               120,400      $  2,111,816
---------------------------------------------------------------------------
Safeway Inc.(a)                                    69,000         1,362,060
===========================================================================
                                                                  3,473,876
===========================================================================

GENERAL MERCHANDISE STORES-1.67%

Target Corp.                                       56,700         2,944,431
===========================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                              78,300         4,553,145
---------------------------------------------------------------------------
McKesson Corp.                                     69,000         2,170,740
===========================================================================
                                                                  6,723,885
===========================================================================

HEALTH CARE EQUIPMENT-1.33%

Baxter International Inc.                          50,500         1,744,270
---------------------------------------------------------------------------
Waters Corp.(a)                                    12,800           598,912
===========================================================================
                                                                  2,343,182
===========================================================================

HEALTH CARE FACILITIES-1.17%

HCA, Inc.                                          51,800         2,069,928
===========================================================================

HEALTH CARE SERVICES-0.31%

IMS Health Inc.                                    24,000           557,040
===========================================================================

INDUSTRIAL CONGLOMERATES-4.13%

General Electric Co.                               70,300         2,565,950
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 132,600         4,739,124
===========================================================================
                                                                  7,305,074
===========================================================================

INDUSTRIAL MACHINERY-1.53%

Illinois Tool Works Inc.                           29,100         2,696,988
===========================================================================

INSURANCE BROKERS-0.59%

Aon Corp.                                          43,500         1,037,910
===========================================================================

INTEGRATED OIL & GAS-0.11%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd(b)                                  2           200,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.                          39,000         2,331,030
---------------------------------------------------------------------------
Morgan Stanley                                     46,200         2,565,024
===========================================================================
                                                                  4,896,054
===========================================================================

MANAGED HEALTH CARE-1.89%

WellPoint Inc.(a)                                  29,100         3,346,500
===========================================================================

MOVIES & ENTERTAINMENT-1.66%

Walt Disney Co. (The)                             105,500         2,932,900
===========================================================================

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------

MULTI-LINE INSURANCE-1.00%

Hartford Financial Services Group, Inc. (The)      25,500      $  1,767,405
===========================================================================

OIL & GAS DRILLING-2.03%

Pride International, Inc.(a)                       43,100           885,274
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                63,700         2,700,243
===========================================================================
                                                                  3,585,517
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.54%

Halliburton Co.                                    85,000         3,335,400
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    17,100         1,144,845
===========================================================================
                                                                  4,480,245
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.53%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $199,995)(c)(d)(e)            2           200,000
---------------------------------------------------------------------------
Citigroup Inc.                                     70,200         3,382,236
---------------------------------------------------------------------------
JPMorgan Chase & Co.                               96,928         3,781,161
---------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $635,805)(b)(d)(e)                   650           641,550
===========================================================================
                                                                  8,004,947
===========================================================================

PACKAGED FOODS & MEATS-1.05%

Kraft Foods Inc.-Class A                           51,900         1,848,159
===========================================================================

PHARMACEUTICALS-4.96%

Pfizer Inc.                                        95,500         2,567,995
---------------------------------------------------------------------------
Sanofi-Aventis S.A. (France)(a)(f)                 49,212         3,926,609
---------------------------------------------------------------------------
Wyeth                                              53,200         2,265,788
===========================================================================
                                                                  8,760,392
===========================================================================

PROPERTY & CASUALTY INSURANCE-1.50%

ACE Ltd. (Cayman Islands)                          62,100         2,654,775
===========================================================================

SYSTEMS SOFTWARE-2.21%

Computer Associates International, Inc.           125,900         3,910,454
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.30%

Fannie Mae                                         50,100         3,567,621
---------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd(g)                   4,850           244,925
---------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd(g)                   4,850           245,380
===========================================================================
                                                                  4,057,926
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $94,667,867)                                        116,773,600
===========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-15.95%

ADVERTISING-0.03%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(g)             $   48,000            49,521
===========================================================================

---------------------------------------------------------------------------
                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(g)                    $   35,000      $     38,289
===========================================================================

AUTO PARTS & EQUIPMENT-0.08%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(g)                              145,000           147,968
===========================================================================

AUTOMOBILE MANUFACTURERS-0.12%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(g)           110,000           110,245
---------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(g)                              100,000           100,945
===========================================================================
                                                                    211,190
===========================================================================

BROADCASTING & CABLE TV-1.08%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(g)                              500,000           518,950
---------------------------------------------------------------------------
  9.50%, 08/01/13(g)                              100,000           106,645
---------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(g)                               65,000            66,105
---------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(g)                                      75,000            77,321
---------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes, 8.38%, 11/01/05(g)                       120,000           125,490
---------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(g)                   175,000           179,195
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(g)            125,000           128,524
---------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(g)         65,000            76,461
---------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(g)                 350,000           467,939
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(g)                150,000           153,076
===========================================================================
                                                                  1,899,706
===========================================================================

CONSUMER FINANCE-3.59%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(g)                        175,000           202,986
---------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(g)                                     325,000           332,208
---------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $433,245)(b)(d)(e)(g)                      425,000           432,085
---------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(g)            275,000           288,128
---------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(g)                150,000           164,296
---------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(g)                600,000           613,674
---------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(g)                       300,000           303,762
---------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
    04/28/05(b)(g)                                350,000           349,877
---------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(g)                            200,000           208,070
---------------------------------------------------------------------------
    6.88%, 02/01/06(g)                            450,000           464,008
---------------------------------------------------------------------------
    7.50%, 03/15/05(g)                            275,000           277,467
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(g)                370,000           373,415
---------------------------------------------------------------------------

                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE
---------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp., Floating
  Rate Medium Term Notes,
    4.23%, 05/19/05(b)(g)                      $  550,000      $    551,947
---------------------------------------------------------------------------
    4.44%, 03/04/05(b)(g)                         625,000           626,344
---------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(g)                            190,000           190,410
---------------------------------------------------------------------------
    7.50%, 07/15/05(g)                            100,000(h)        102,122
---------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(g)                            150,000           150,169
---------------------------------------------------------------------------
    5.25%, 05/16/05(g)                            405,000           407,835
---------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(g)                                   300,000(h)        307,914
===========================================================================
                                                                  6,346,717
===========================================================================

DIVERSIFIED BANKS-1.67%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $245,524)(d)(g)(i)               220,000           233,684
---------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(d)(e)(g)       25,000            25,721
---------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(d)(e)(g)                100,000            96,381
---------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(b)(g)               250,000           241,402
---------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $123,064)(d)(g)(i)                              100,000           121,188
---------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $75,926)(d)(e)(g)                                60,000            70,801
---------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $266,173)(d)(e)(g)     250,000           254,740
---------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(g)         150,000           167,397
---------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(g)         200,000           204,376
---------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(j)(i)                                     100,000            99,000
---------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $100,000)(d)(g)(i)                              100,000           106,039
---------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $46,626)(d)(g)(i)                                50,000            47,438
---------------------------------------------------------------------------
Lloyds Bank PLC-Series 1, Unsec. Sub. Euro
  Dollar Notes, 2.94%(g)(i)(j)                    140,000           124,862
---------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(g)(j)            80,000            65,855
---------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(g)(i)(j)                 150,000           132,425
---------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(g)                              100,000           130,513
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE
DIVERSIFIED BANKS-(CONTINUED)

RBS Capital Trust I, Bonds, 4.71%(g)(i)        $   50,000      $     47,869
---------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(g)                              275,000           276,282
---------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(g)                       250,000           255,750
---------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $264,725)(d)(e)(g)               250,000           256,550
===========================================================================
                                                                  2,958,273
===========================================================================

DIVERSIFIED CAPITAL MARKETS-0.13%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(g)(i)                              185,000           221,758
===========================================================================

ELECTRIC UTILITIES-0.58%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(g)          20,000            20,777
---------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)             55,000            59,851
---------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(g)                       350,000           362,418
---------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(g)                       300,000           307,902
---------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(b)(g)       87,000            87,078
---------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(g)                       175,000           184,804
===========================================================================
                                                                  1,022,830
===========================================================================

FOOD RETAIL-0.06%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(g)                                     100,000            99,343
===========================================================================

GAS UTILITIES-0.32%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(g)                        165,000           176,824
---------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(g)                                     225,000           231,732
---------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(g)                       150,000           151,920
===========================================================================
                                                                    560,476
===========================================================================

HOMEBUILDING-0.43%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(g)                                     200,000           230,250
---------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(g)                       275,000           294,888
---------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(g)                                     150,000           154,338
---------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(g)                        75,000            81,746
===========================================================================
                                                                    761,222
===========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.25%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(g)                                  $  375,000   $    380,636
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(d)(e)(g)                                50,000         53,237
========================================================================
                                                                 433,873
========================================================================

INTEGRATED OIL & GAS-0.31%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(g)                                     150,000        165,122
------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(g)                                     100,000        107,458
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(g)                                     200,000        228,020
------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(g)                               45,000         46,162
========================================================================
                                                                 546,762
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.67%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(g)                       350,000        358,211
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(g)                 60,000         81,419
------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $100,602)(d)(e)(g)                              100,000        100,585
------------------------------------------------------------------------
Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(g)           100,000        101,623
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
  01/30/06(g)                                     275,000        286,047
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
  03/15/05(g)                                     480,000        485,054
------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(g)             90,000        119,930
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(g)                              250,000        271,683
------------------------------------------------------------------------
  8.00%, 06/01/11(g)                               60,000         71,093
------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                        100,000        104,107
------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb.,
    6.36%, 04/15/06(g)                            400,000        415,184
------------------------------------------------------------------------
    8.75%, 11/01/21(g)                             85,000        107,369
------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(g)            125,000        139,570
------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(g)                        200,000        213,126
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(g)                        100,000         97,847
========================================================================
                                                               2,952,848
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

INVESTMENT BANKING & BROKERAGE-0.10%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(g)           $   75,000   $     77,158
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(g)        50,000         53,001
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(g)                   40,000         40,163
========================================================================
                                                                 170,322
========================================================================

LIFE & HEALTH INSURANCE-0.20%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $324,231)(d)(g)(k)      275,000        328,028
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(g)                               25,000         26,989
========================================================================
                                                                 355,017
========================================================================

MOVIES & ENTERTAINMENT-0.20%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(g)                       350,000        353,112
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.07%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(g)         125,000        128,136
========================================================================

MUNICIPALITIES-0.59%

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(g)(k)                       350,000        350,728
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 Bonds, 6.10%,
  05/01/24(g)(k)                                  150,000        154,500
------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(g)(k)                            80,000         80,132
------------------------------------------------------------------------
  4.21%, 07/01/08(g)(k)                           100,000        100,750
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(k)(l)                               375,000        355,125
========================================================================
                                                               1,041,235
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.34%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14(g)                              300,000        332,850
------------------------------------------------------------------------
  8.63%, 02/01/22(g)                              225,000        261,608
========================================================================
                                                                 594,458
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.77%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(g)                                      20,000         19,951
------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05(g)                       100,000        102,320
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(g)(i)                           $  125,000   $    149,075
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $141,406)(d)(g)(i)                              125,000        144,864
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(g)     125,000        132,310
------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
    9.69%, 08/15/09(g)                            171,000        191,691
------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $249,833)(d)(e)(g)                         250,000        244,698
------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $282,629)(d)(e)(g)     238,889        284,603
------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(g)(i)              75,000         83,808
========================================================================
                                                               1,353,320
========================================================================

PACKAGED FOODS & MEATS-0.07%

Nabisco, Inc., Notes, 6.38%, 02/01/05(g)          125,000        125,821
========================================================================

PROPERTY & CASUALTY INSURANCE-0.35%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $177,749)(d)(e)(g)                              175,000        181,111
------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(g)                              325,000        369,236
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $78,743)(d)(e)(g)                           75,000         75,689
========================================================================
                                                                 626,036
========================================================================

REAL ESTATE-0.39%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(g)                        50,000         50,292
------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(g)                                     200,000        200,876
------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(g)                150,000        152,417
------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(g)                              125,000        125,673
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(g)                               50,000         51,283
------------------------------------------------------------------------
Spieker Properties, L.P., Unsec. Unsub.
  Notes, 6.88%, 02/01/05(g)                       100,000        100,306
========================================================================
                                                                 680,847
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(g)                                      75,000         78,817
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

REGIONAL BANKS-1.15%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(b)(g)   $  325,000   $    336,908
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(g)                              350,000        352,534
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(b)(g)                    175,000        166,201
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(g)                              325,000        331,578
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(g)(i)(j)                           750,000        745,610
------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(g)                                     100,000        101,746
========================================================================
                                                               2,034,577
========================================================================

RESTAURANTS-0.03%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(g)                                      55,000         58,338
========================================================================

SOVEREIGN DEBT-0.59%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(g)                                     100,000        102,599
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(g)                  40,000         46,664
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           55,000         59,024
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds,
    5.00%, 03/31/30 (Acquired 05/18/04, Cost
    $103,572)(d)(g)                               115,000        118,841
------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04-
    12/03/04; Cost $181,963)(d)(g)                175,000        179,900
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $184,888)(d)(g)                               175,000        180,058
------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $157,706)(d)(g)                140,000        158,564
------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(g)                               60,000         64,386
------------------------------------------------------------------------
  7.50%, 04/08/33(g)                              120,000        129,138
========================================================================
                                                               1,039,174
========================================================================

THRIFTS & MORTGAGE FINANCE-0.11%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(g)                               75,000         88,730
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(g)                       100,000        102,418
========================================================================
                                                                 191,148
========================================================================

TOBACCO-0.15%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(g)             40,000         43,279
------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(g)         200,000        203,958
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(g)                 20,000         20,529
========================================================================
                                                                 267,766
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

TRUCKING-0.09%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(g)                           $  150,000   $    167,018
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.37%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(g)         200,000        202,216
------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(g)               420,000        459,480
========================================================================
                                                                 661,696
========================================================================
    Total Bonds & Notes (Cost $28,084,250)                    28,177,614
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-8.10%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.88%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 08/01/29(g)                  100,196        105,568
------------------------------------------------------------------------
  6.00%, 03/01/17 to 11/01/33(g)                1,714,523      1,778,672
------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33(g)                1,144,266      1,166,380
------------------------------------------------------------------------
  4.50%, 10/01/18(g)                              355,851        355,621
------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32(g)                  293,660        311,335
------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30(g)                   19,391         20,791
------------------------------------------------------------------------
  5.00%, 10/01/33(g)                              416,383        414,491
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(m)                              924,000        938,657
========================================================================
                                                               5,091,515
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.22%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32(g)                   95,262        102,042
------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32(g)                  169,559        179,846
------------------------------------------------------------------------
  6.50%, 10/01/16 to 09/01/34(g)                1,643,060      1,725,924
------------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(g)                  589,576        618,339
------------------------------------------------------------------------
  5.00%, 02/01/18(g)                               18,568         18,889
------------------------------------------------------------------------
  8.00%, 10/01/30(g)                               17,694         19,192
------------------------------------------------------------------------
  5.50%, 06/01/33 to 11/01/33(g)                  299,748        304,662
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(m)                1,210,520      1,220,855
------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(m)                1,994,234      2,046,822
------------------------------------------------------------------------
  6.00%, 01/01/35(m)                            1,171,300      1,211,414
========================================================================
                                                               7,447,985
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.00%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(g)                   67,864         73,196
------------------------------------------------------------------------
  8.50%, 02/15/25(g)                               35,448         38,873
------------------------------------------------------------------------
  8.00%, 08/15/25(g)                               17,904         19,530
------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32(g)                  174,644        185,679
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  6.50%, 05/15/31 to 12/15/33(g)               $  376,742   $    397,003
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33(g)                  597,397        619,880
------------------------------------------------------------------------
  5.50%, 09/15/33 to 02/15/34(g)                  429,358        438,947
========================================================================
                                                               1,773,108
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $14,255,013)                                      14,312,608
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.34%

FEDERAL HOME LOAN BANK (FHLB)-4.91%

Unsec. Disc. Notes,
  1.25%, 01/03/05(n)                            8,670,000      8,669,398
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.43%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(g)(o)                           460,000        464,315
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(g)                              300,000        296,211
========================================================================
                                                                 760,526
========================================================================
    Total U.S. Government Agency Securities
      (Cost $9,419,513)                                        9,429,924
========================================================================

ASSET-BACKED SECURITIES-1.39%

OTHER DIVERSIFIED FINANCIAL SERVICES--1.14%

Citicorp Lease-Series 1999-1, Pass Through
  Ctfs., Class A1, 7.22%, 06/15/05 (Acquired
  05/08/02-
    02/25/04; Cost $480,954)(d)(g)                450,014        458,227
------------------------------------------------------------------------
  Class A2, 8.04%, 12/15/19 (Acquired
    08/20/02; Cost $166,614)(d)(g)                150,000        178,771
------------------------------------------------------------------------
Patrons' Legacy,
  Series 2003-III, Ctfs., 5.65%, 01/17/17
  (Acquired 11/04/04; Cost $512,705)(d)(e)        500,000        508,681
------------------------------------------------------------------------
  Series 2004-I, Ctfs., 6.67%, 02/04/17
  (Acquired 04/30/04; Cost $500,000)(d)(e)        500,000        509,701
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $116,625)(d)(e)(g)     111,655        111,218
------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $200,000)(d)(e)(g)(i)(o)         200,000        201,138
------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $53,400)(d)(e)(g)                 50,000         50,274
========================================================================
                                                               2,018,010
========================================================================

PROPERTY & CASUALTY INSURANCE-0.13%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $225,748)(d)(e)(g)                              225,000        229,484
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.12%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $227,097)(d)(e)(g)                           $  195,064   $    200,860
========================================================================
    Total Asset-Backed Securities (Cost
      $2,426,908)                                              2,448,354
========================================================================

U.S. TREASURY SECURITIES-5.46%

U.S. TREASURY NOTES-4.16%

2.50%, 09/30/06(g)                                600,000        594,846
------------------------------------------------------------------------
6.50%, 10/15/06(g)                              2,500,000      2,650,400
------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(g)                  1,100,000      1,100,265
------------------------------------------------------------------------
3.13%, 10/15/08(g)                                760,000        751,921
------------------------------------------------------------------------
4.75%, 11/15/08(g)                              2,100,000      2,200,401
------------------------------------------------------------------------
5.00%, 02/15/11(g)                                 50,000         53,219
========================================================================
                                                               7,351,052
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY BONDS-1.19%

7.25%, 05/15/16 to 08/15/22(g)                 $1,000,000   $  1,265,722
------------------------------------------------------------------------
7.50%, 11/15/16(g)                                160,000        204,525
------------------------------------------------------------------------
5.38%, 02/15/31(g)                                595,000        643,159
========================================================================
                                                               2,113,406
========================================================================

U.S. TREASURY STRIPS-0.11%

3.03%, 02/15/07(g)(n)                             200,000        187,782
========================================================================
    Total U.S. Treasury Securities (Cost
      $9,672,462)                                              9,652,240
========================================================================
TOTAL INVESTMENTS-102.33% (Cost $158,526,013)                180,794,340
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.33%)                         (4,116,913)
========================================================================
NET ASSETS-100.00%                                          $176,677,427
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(c) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $6,984,710 which represented 3.95% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $4,729,108, which represented 2.68% of the Fund's Net Assets.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 2.17 % of the Fund's Total Investments. See Note 1A.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $49,306,517, which represented 27.27% of the Fund's Total Investments. See Note 1A.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 7.
(i) Perpetual bond with no specified maturity date.
(j) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(k) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specific future date.
(m) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(n) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $158,526,013)                                $180,794,340
-----------------------------------------------------------
Cash                                                  5,044
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,292,519
-----------------------------------------------------------
  Variation margin                                   16,828
-----------------------------------------------------------
  Fund shares sold                                  126,374
-----------------------------------------------------------
  Dividends and interest                            764,644
-----------------------------------------------------------
  Principal paydowns                                 20,449
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               14,393
-----------------------------------------------------------
Other assets                                         22,312
===========================================================
  Total assets                                  183,056,903
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,844,826
-----------------------------------------------------------
  Fund shares reacquired                            277,086
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 18,052
-----------------------------------------------------------
Accrued distribution fees                           107,326
-----------------------------------------------------------
Accrued transfer agent fees                          85,508
-----------------------------------------------------------
Accrued operating expenses                           46,678
===========================================================
  Total liabilities                               6,379,476
===========================================================
Net assets applicable to shares outstanding    $176,677,427
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $154,792,290
-----------------------------------------------------------
Undistributed net investment income                  38,788
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                            (471,776)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts               22,318,125
===========================================================
                                               $176,677,427
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 68,951,179
___________________________________________________________
===========================================================
Class B                                        $ 79,967,801
___________________________________________________________
===========================================================
Class C                                        $ 27,728,863
___________________________________________________________
===========================================================
Class R                                        $     18,972
___________________________________________________________
===========================================================
Institutional Class                            $     10,612
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,815,514
___________________________________________________________
===========================================================
Class B                                           6,754,534
___________________________________________________________
===========================================================
Class C                                           2,340,704
___________________________________________________________
===========================================================
Class R                                               1,598
___________________________________________________________
===========================================================
Institutional Class                                     895
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.86
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.86 divided by
      95.25%)                                  $      12.45
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.85
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.87
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.86
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 2,180,680
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $19,571)           1,533,906
=========================================================================
    Total investment income                                     3,714,586
=========================================================================

EXPENSES:

Advisory fees                                                   1,094,829
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     32,443
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         217,699
-------------------------------------------------------------------------
  Class B                                                         796,944
-------------------------------------------------------------------------
  Class C                                                         265,274
-------------------------------------------------------------------------
  Class R                                                              35
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, and R                       493,477
-------------------------------------------------------------------------
Transfer agent fees--Institutional Class                                7
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,423
-------------------------------------------------------------------------
Other                                                             240,236
=========================================================================
    Total expenses                                              3,208,367
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (37,052)
=========================================================================
    Net expenses                                                3,171,315
=========================================================================
Net investment income                                             543,271
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         8,095,387
-------------------------------------------------------------------------
  Foreign currencies                                                3,430
-------------------------------------------------------------------------
  Futures contracts                                               165,646
=========================================================================
                                                                8,264,463
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         1,548,687
-------------------------------------------------------------------------
  Futures contracts                                                49,798
=========================================================================
                                                                1,598,485
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             9,862,948
=========================================================================
Net increase in net assets resulting from operations          $10,406,219
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    543,271    $     43,727
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             8,264,463         204,356
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                             1,598,485      24,575,727
==========================================================================================
    Net increase in net assets resulting from operations        10,406,219      24,823,810
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (518,829)       (252,338)
------------------------------------------------------------------------------------------
  Class B                                                         (130,939)        (76,078)
------------------------------------------------------------------------------------------
  Class C                                                          (44,341)        (23,549)
------------------------------------------------------------------------------------------
  Class R                                                              (56)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                 (108)             --
==========================================================================================
    Total distributions from net investment income                (694,273)       (351,965)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (1,852,910)             --
------------------------------------------------------------------------------------------
  Class B                                                       (2,168,137)             --
------------------------------------------------------------------------------------------
  Class C                                                         (738,028)             --
------------------------------------------------------------------------------------------
  Class R                                                             (292)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                 (285)             --
==========================================================================================
    Total distributions from net realized gains                 (4,759,652)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (5,453,925)       (351,965)
==========================================================================================
Share transactions-net:
  Class A                                                       13,392,670      12,879,782
------------------------------------------------------------------------------------------
  Class B                                                        1,380,840      16,497,602
------------------------------------------------------------------------------------------
  Class C                                                        2,153,156       5,182,557
------------------------------------------------------------------------------------------
  Class R                                                           18,638              --
------------------------------------------------------------------------------------------
  Institutional Class                                               10,394              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               16,955,698      34,559,941
==========================================================================================
    Net increase in net assets                                  21,907,992      59,031,786
==========================================================================================

NET ASSETS:

  Beginning of year                                            154,769,435      95,737,649
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $38,788 and $(9,211), respectively)             $176,677,427    $154,769,435
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.





       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the next $4 billion of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $250 million, plus 0.605% of the next $250 million, plus 0.59% of the next $500 million, plus 0.575% of the next $1.5 billion, plus 0.56% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.53% of the next $2.5 billion, plus 0.515% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.50%, 2.15%, 2.15%, 1.65% and 1.15% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $292.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $34,433 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $493,477 for Class A, Class B, Class C and Class R shares and $7 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $217,699, $796,944, $265,274 and $35, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $44,826 in front-end sales commissions from the sale of Class A shares and $24, $8,790, $2,603 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $784,320 and $854,856, respectively.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,327 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,327.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,004 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On December 31, 2004, $400,000 principal amount of investment grade corporate securities were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                              NUMBER OF      MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 2 Year Notes                                      29        Mar-05/Long    $ 6,078,219       $ 7,652
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 5 Year Notes                                      63        Mar-05/Long      6,900,469        43,982
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       9        Mar-05/Long      1,007,437        (5,670)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       2        Mar-05/Long        225,000         3,834
=======================================================================================================================
                                                                                          $14,211,125       $49,798
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $  694,273    $351,965
------------------------------------------------------------------------------------
  Long-term capital gain                                       4,759,652          --
====================================================================================
Total distributions                                           $5,453,925    $351,965
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     53,848
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          22,152,211
--------------------------------------------------------------------------
Temporary book/tax differences                                     (15,060)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (305,862)
--------------------------------------------------------------------------
Shares of beneficial interest                                  154,792,290
==========================================================================
Total net assets                                              $176,677,427
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the tax recognition of unrealized gains and losses on certain future contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $3,344,634 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $111,987,123 and $102,680,901, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $24,552,170
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,399,959)
===============================================================================
Net unrealized appreciation of investment securities              $22,152,211
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $158,642,129.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, foreign currency transactions and paydowns on mortgage-backed securities on December 31, 2004, undistributed net investment income (loss) was increased by $199,001 and undistributed net realized gain (loss) decreased by $555,344 and shares of beneficial interest was increased by 356,343. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                        2004                         2003
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,841,128    $21,407,747     2,121,267    $21,472,774
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,136,603     24,825,439     3,415,758     34,619,858
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        849,151      9,883,030     1,191,376     12,127,632
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       1,570         18,300            --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             861         10,000            --             --
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        192,162      2,246,590        23,304        235,426
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        184,791      2,174,085         7,181         68,294
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         62,525        731,457         2,103         20,060
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          29            348            --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                              34            394            --             --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        547,870      6,394,392       298,876      3,122,514
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (548,916)    (6,394,392)     (299,162)    (3,122,514)
====================================================================================================================
Reacquired:
  Class A                                                     (1,432,534)   (16,656,059)   (1,204,717)   (11,950,932)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,661,318)   (19,224,292)   (1,513,543)   (15,068,036)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (727,975)    (8,461,331)     (698,766)    (6,965,135)
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          (1)           (10)           --             --
====================================================================================================================
                                                               1,445,980    $16,955,698     3,343,677    $34,559,941
____________________________________________________________________________________________________________________
====================================================================================================================

(a)Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.50       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.08          0.05       0.11(a)         0.03(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.71          2.05      (1.28)           0.76
====================================================================================================================
    Total from investment operations                             0.79          2.10      (1.17)           0.79
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.06)     (0.12)          (0.04)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.43)        (0.06)     (0.12)          (0.04)
====================================================================================================================
Net asset value, end of period                                $ 11.86       $ 11.50    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.89%        22.35%    (10.97)%          7.94%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,951       $53,675    $32,414         $10,753
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.47%(c)      1.50%      1.48%           1.43%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.49%(c)      1.57%      1.67%           2.89%(d)
====================================================================================================================
Ratio of net investment income to average net assets             0.73%(c)      0.46%      1.15%           1.16%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $62,199,733.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.69          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.70          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.84       $ 11.49    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.12%        21.64%    (11.56)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,968       $76,304    $47,597         $16,067
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $79,694,417.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75          $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.70          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.71          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.85       $ 11.49    $  9.46          $10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.21%        21.64%    (11.57)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,729       $24,790    $15,727          $5,168
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $26,527,387.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.61
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.60
==============================================================================
    Total from investment operations                                  0.65
==============================================================================
Less distributions:
  Dividends from net investment income                               (0.06)
------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.33)
==============================================================================
    Total distributions                                              (0.39)
==============================================================================
Net asset value, end of period                                      $11.87
______________________________________________________________________________
==============================================================================
Total return(b)                                                       5.68%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   19
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.62%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.64%(c)
==============================================================================
Ratio of net investment income to average net assets                  0.58%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              64%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,434.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $11.61
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.61
===================================================================================
    Total from investment operations                                    0.71
===================================================================================
Less distributions:
  Dividends from net investment income                                 (0.13)
-----------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.33)
===================================================================================
    Total distributions                                                (0.46)
===================================================================================
Net asset value, end of period                                        $11.86
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         6.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   11
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.93%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.95%(c)
===================================================================================
Ratio of net investment income to average net assets                    1.27%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                64%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $10,030.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages;

rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM European Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Small Company Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-89.30%

AUSTRIA-1.57%

Andritz A.G. (Industrial Machinery)(a)             44,460   $  3,376,725
========================================================================

BELGIUM-4.42%

EVS Broadcast Equipment S.A. (Communications
  Equipment)(a)(b)                                 55,100      6,031,952
------------------------------------------------------------------------
Option N.V. (Communications
  Equipment)(a)(b)(c)                              56,570      2,027,750
------------------------------------------------------------------------
Van De Velde N.V. (Apparel, Accessories &
  Luxury Goods)(a)                                  9,200      1,457,770
========================================================================
                                                               9,517,472
========================================================================

BERMUDA-0.70%

Central European Media Enterprises Ltd.-Class
  A (Broadcasting & Cable TV)(c)                   38,570      1,503,536
========================================================================

DENMARK-0.61%

Topdanmark A.S. (Multi-Line Insurance)(a)(c)       16,760      1,319,484
========================================================================

FINLAND-1.20%

Marimekko Oyj (Apparel, Accessories & Luxury
  Goods)(a)                                        65,600      1,304,141
------------------------------------------------------------------------
Nokian Renkaat Oyj (Tires & Rubber)(a)              8,500      1,284,644
========================================================================
                                                               2,588,785
========================================================================

FRANCE-11.82%

Alten (IT Consulting & Other Services)(a)(c)       79,696      1,769,884
------------------------------------------------------------------------
Beneteau (Leisure Products)(a)                     27,530      2,325,803
------------------------------------------------------------------------
Camaieu (Apparel Retail)(a)                        12,227      1,213,948
------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 03/03/04-12/28/04; Cost
  $2,500,405)(a)(d)                                27,680      3,198,401
------------------------------------------------------------------------
Elior (Restaurants)(a)                            206,700      2,350,114
------------------------------------------------------------------------
Eramet SLN (Diversified Metals & Mining)            9,300        835,143
------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)(a)                                    35,050      2,414,310
------------------------------------------------------------------------
Imerys S.A. (Construction Materials)(a)            10,660        892,706
------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)               29,800      2,311,840
------------------------------------------------------------------------
Norbert Dentressangle (Air Freight &
  Logistics)                                       15,240        843,461
------------------------------------------------------------------------
SMOBY S.A. (Leisure Products)                       7,200        781,344
------------------------------------------------------------------------
Spir Communication (Publishing)(b)                 11,680      2,286,278
------------------------------------------------------------------------
TRIGANO (Leisure Products)(a)                      27,400      2,262,714
------------------------------------------------------------------------
U10 (Home Furnishings)                             27,900      1,979,364
========================================================================
                                                              25,465,310
========================================================================

GERMANY-10.39%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)(a)         25,390      3,362,755
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
GERMANY-(CONTINUED)

CENTROTEC Sustainable A.G. (Commodity
  Chemicals)(c)                                   106,100   $  3,054,081
------------------------------------------------------------------------
CTS Eventim A.G. (Movies &
  Entertainment)(a)(c)                             78,700      1,900,543
------------------------------------------------------------------------
DIS Deutscher Industrie Service A.G.
  (Employment Services)(c)                         34,110      1,337,209
------------------------------------------------------------------------
Gfk A.G. (Diversified Commercial Services)(a)      18,324        714,127
------------------------------------------------------------------------
Grenkeleasing A.G. (Specialized Finance)(a)        41,710      1,985,541
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 07/26/01-08/02/01; Cost
  $115,336)(a)(c)(d)                                6,670      1,832,097
------------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)(a)                                62,360      3,251,085
------------------------------------------------------------------------
Techem A.G. (Diversified Commercial
  Services)(c)                                     97,794      3,548,590
------------------------------------------------------------------------
Telegate A.G. (Diversified Commercial
  Services)(a)(c)                                  75,130      1,407,030
========================================================================
                                                              22,393,058
========================================================================

GREECE-2.53%

Athens Stock Exchange S.A. (Specialized
  Finance)(a)(c)                                   88,362        910,399
------------------------------------------------------------------------
Germanos S.A. (Computer & Electronics
  Retail)(a)                                       21,300        629,347
------------------------------------------------------------------------
Jumbo S.A. (Leisure Products)(a)                  260,000      2,016,078
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                    64,500      1,907,275
========================================================================
                                                               5,463,099
========================================================================

IRELAND-3.34%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                        79,040      1,916,787
------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              75,130      1,260,909
------------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(c)(e)                             125,990      1,367,243
------------------------------------------------------------------------
Paddy Power PLC (Casinos & Gaming)(a)              93,500      1,373,854
------------------------------------------------------------------------
Qualceram Shires PLC (Home Furnishings)           241,567        448,929
------------------------------------------------------------------------
Trintech Group PLC-ADR (Internet Software &
  Services)(c)                                    142,200        826,182
========================================================================
                                                               7,193,904
========================================================================

ITALY-3.69%

Cementir S.p.A. (Construction Materials)          397,600      2,098,050
------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vintners)(a)                                     24,800      1,595,205
------------------------------------------------------------------------
Lottomatica S.p.A. (Casinos & Gaming)(a)           56,800      2,071,584
------------------------------------------------------------------------
Marzotto S.p.A. (Apparel, Accessories &
  Luxury Goods)(a)                                112,000      2,192,117
========================================================================
                                                               7,956,956
========================================================================

LUXEMBOURG-0.42%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(c)                                           22,550        907,186
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

NETHERLANDS-10.77%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                                75,034   $  3,624,065
------------------------------------------------------------------------
Accell Group N.V. (Leisure Products)              120,375      2,563,632
------------------------------------------------------------------------
Airspray N.V. (Metal & Glass Containers)(a)        19,800        505,813
------------------------------------------------------------------------
Axalto Holding N.V. (Computer Storage &
  Peripherals)(b)(c)                               49,700      1,291,056
------------------------------------------------------------------------
Beter Bed Holding N.V. (Specialty Stores)          88,250      1,704,686
------------------------------------------------------------------------
Brunel International N.V. (Employment
  Services)(a)                                    169,700      2,061,936
------------------------------------------------------------------------
Eriks Group N.V.-Dutch Ctfs. (Trading
  Companies & Distributors)(a)                     30,700      1,766,370
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                  62,800      3,146,482
------------------------------------------------------------------------
OPG Groep N.V.-Dutch Ctfs. (Health Care
  Distributors)(a)                                 18,630      1,083,141
------------------------------------------------------------------------
Randstad Holding N.V. (Employment
  Services)(a)                                     13,800        540,957
------------------------------------------------------------------------
Roto Smeets de Boer N.V. (Commercial
  Printing)                                        21,300      1,002,603
------------------------------------------------------------------------
Stork N.V. (Industrial Machinery)(a)               58,330      2,002,261
------------------------------------------------------------------------
Univar N.V. (Trading Companies &
  Distributors)(a)                                 70,300      1,929,354
========================================================================
                                                              23,222,356
========================================================================

NORWAY-6.73%

Aktiv Kapital A.S.A. (Specialized Finance)(b)     147,495      3,281,826
------------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)(a)               26,680        578,841
------------------------------------------------------------------------
Expert A.S.A (Computer & Electronics
  Retail)(a)                                      186,640      1,768,122
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)                   72,000      2,035,086
------------------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil & Gas
  Drilling)(a)(b)                                 146,890      2,468,772
------------------------------------------------------------------------
SuperOffice A.S.A (Application Software)(a)       338,700      1,449,670
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(c)                     115,040      2,928,514
========================================================================
                                                              14,510,831
========================================================================

PORTUGAL-0.72%

SonaeCom, SGPS, S.A. (Wireless
  Telecommunication Services)(a)(c)               301,900      1,553,380
========================================================================

SPAIN-2.04%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                   122,970      1,807,272
------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 07/20/04-
  11/30/04; Cost $846,161)(a)(d)                   71,400      1,178,625
------------------------------------------------------------------------
Gestevision Telecinco S.A. (Movies &
  Entertainment) (Acquired 06/23/04; Cost
  $332,856)(c)(d)                                  27,100        558,034
------------------------------------------------------------------------
Miquel y Costas & Miquel, S.A. (Paper
  Products)(a)                                     17,698        849,882
========================================================================
                                                               4,393,813
========================================================================

SWEDEN-0.98%

Elanders A.B.-Class B (Publishing)(a)             131,500      2,117,479
========================================================================

SWITZERLAND-7.17%

Amazys Holding A.G. (Diversified Commercial
  Services)(a)(c)                                  94,400      5,119,211
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SWITZERLAND-(CONTINUED)

Leica Geosystems A.G. (Electronic Equipment
  Manufacturers)(a)(c)                              8,900   $  2,726,235
------------------------------------------------------------------------
Mobilezone Holding A.G. (Industrial
  Machinery)(a)(c)                                622,400      2,276,715
------------------------------------------------------------------------
Quadrant A.G. (Specialty Chemicals)(a)(c)          16,700      1,362,175
------------------------------------------------------------------------
Rieter Holding A.G. (Auto Parts &
  Equipment)(a)                                     3,400        981,439
------------------------------------------------------------------------
SAIA-Burgess Electronics A.G. (Electronic
  Equipment & Manufacturers)(a)                     2,580      1,535,133
------------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)(c)           24,800      1,452,113
========================================================================
                                                              15,453,021
========================================================================

UNITED KINGDOM-20.20%

Admiral Group PLC (Property & Casualty
  Insurance) (Acquired 09/23/04-12/29/04;
  Cost $1,016,419)(c)(d)                          188,600      1,166,838
------------------------------------------------------------------------
Albemarle & Bond Holdings PLC (Consumer
  Finance)(a)                                     356,400        883,352
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)(a)                                 349,530      2,110,094
------------------------------------------------------------------------
Belhaven Group PLC (The) (Brewers)(a)             165,310      1,347,499
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    197,680      1,391,772
------------------------------------------------------------------------
Dawson Holdings PLC (Distributors)                309,930      1,010,768
------------------------------------------------------------------------
Domino Printing Sciences PLC (Industrial
  Machinery)(a)                                   319,010      1,553,265
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)               70,820      1,076,834
------------------------------------------------------------------------
Findel PLC (Catalog Retail)(a)                    128,400      1,167,828
------------------------------------------------------------------------
Haynes Publishing Group PLC (Publishing)           29,300        208,199
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial
  Services)                                       171,000      2,499,714
------------------------------------------------------------------------
Hornby PLC (Leisure Products)                     210,810      1,060,586
------------------------------------------------------------------------
Inchcape PLC (Distributors)                        22,670        850,232
------------------------------------------------------------------------
Intertek Group PLC (Diversified Commercial
  Services)(a)                                    130,800      1,765,513
------------------------------------------------------------------------
Johnston Press PLC (Publishing)(a)                 85,410        886,868
------------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)(a)                                      78,490        720,906
------------------------------------------------------------------------
Kier Group PLC (Construction &
  Engineering)(a)                                  93,081      1,256,687
------------------------------------------------------------------------
Lambert Howarth Group PLC (Footwear)(a)           140,850        809,118
------------------------------------------------------------------------
Mayborn Group PLC (Household Products)            215,400      1,066,116
------------------------------------------------------------------------
McBride PLC (Household Products)(a)               645,830      1,745,676
------------------------------------------------------------------------
nCipher PLC (Internet Software &
  Services)(a)(c)                                 207,500        833,676
------------------------------------------------------------------------
NDS Group PLC-ADR (Application
  Software)(b)(c)                                  57,900      1,973,174
------------------------------------------------------------------------
Punch Taverns PLC (Restaurants)(a)                102,100      1,350,797
------------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                       152,545      1,524,667
------------------------------------------------------------------------
SCi Entertainment Group PLC (Home
  Entertainment Software)(a)(c)                   370,200      1,698,566
------------------------------------------------------------------------
ScS Upholstery PLC (Specialty Stores)(a)          134,400        899,278
------------------------------------------------------------------------
Sportingbet PLC (Casinos & Gaming)(a)(c)        1,381,830      5,008,430
------------------------------------------------------------------------
T&F Informa PLC (Publishing)                      243,150      1,760,883
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Ultra Electronics Holdings PLC (Aerospace &
  Defense)(a)                                     130,000   $  1,720,564
------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)              36,020        594,267
------------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial
  Services)(a)                                    117,195      1,605,122
========================================================================
                                                              43,547,289
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $142,762,050)                          192,483,684
========================================================================

MONEY MARKET FUNDS-10.91%

Liquid Assets Portfolio-Institutional
  Class(f)                                     11,751,393     11,751,393
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    11,751,393     11,751,393
========================================================================
    Total Money Market Funds (Cost
      $23,502,786)                                            23,502,786
========================================================================
TOTAL INVESTMENTS-100.21% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $166,264,836)                215,986,470
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.11%

STIC Prime Portfolio-Institutional
  Class(f)(g)                                   6,708,522   $  6,708,522
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $6,708,522)                                        6,708,522
========================================================================
TOTAL INVESTMENTS-103.32% (Cost $172,973,358)                222,694,992
========================================================================
OTHER ASSETS LESS LIABILITIES-(3.32%)                         (7,157,296)
========================================================================
NET ASSETS-100.00%                                          $215,537,696
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $145,158,034, which represented 65.18% of the Fund's Total Investments. See
    Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $7,933,995, which represented 3.68% of the Fund's Net Assets. Unless otherwise indicated these securities are not considered to be illiquid.
(e) Each unit represents one ordinary share, one ordinary C share and nine ordinary A shares.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $142,762,050)*                               $192,483,684
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $30,211,308)                             30,211,308
===========================================================
    Total investments (cost $172,973,358)       222,694,992
===========================================================
Foreign currencies, at market value (cost
  $823,450)                                         814,315
-----------------------------------------------------------
Receivables for:
  Investments sold                                   86,870
-----------------------------------------------------------
  Fund shares sold                                3,159,770
-----------------------------------------------------------
  Dividends                                         236,703
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               22,138
-----------------------------------------------------------
Other assets                                         20,354
===========================================================
    Total assets                                227,035,142
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,223,600
-----------------------------------------------------------
  Fund shares reacquired                            368,660
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 23,336
-----------------------------------------------------------
  Collateral upon return of securities loaned     6,708,522
-----------------------------------------------------------
Accrued distribution fees                            83,447
-----------------------------------------------------------
Accrued transfer agent fees                          20,242
-----------------------------------------------------------
Accrued operating expenses                           69,639
===========================================================
    Total liabilities                            11,497,446
===========================================================
Net assets applicable to shares outstanding    $215,537,696
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $165,713,286
-----------------------------------------------------------
Undistributed net investment income (loss)         (236,487)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                        327,868
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              49,733,029
===========================================================
                                               $215,537,696
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $161,014,083
___________________________________________________________
===========================================================
Class B                                        $ 26,540,253
___________________________________________________________
===========================================================
Class C                                        $ 27,983,360
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,505,585
___________________________________________________________
===========================================================
Class B                                           1,606,100
___________________________________________________________
===========================================================
Class C                                           1,693,355
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.94
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.94 divided by
      94.50%)                                  $      17.93
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      16.52
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      16.53
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $6,429,276 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $193,594)        $ 1,418,314
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $18,766*)                          110,766
-------------------------------------------------------------------------
Interest                                                            1,412
=========================================================================
    Total investment income                                     1,530,492
=========================================================================

EXPENSES:

Advisory fees                                                     898,035
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    210,426
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         240,353
-------------------------------------------------------------------------
  Class B                                                         149,573
-------------------------------------------------------------------------
  Class C                                                         109,003
-------------------------------------------------------------------------
Transfer agent fees                                               233,338
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             15,192
-------------------------------------------------------------------------
Other                                                             183,285
=========================================================================
    Total expenses                                              2,089,205
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangement                                                   (28,066)
=========================================================================
    Net expenses                                                2,061,139
=========================================================================
Net investment income (loss)                                     (530,647)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         8,993,440
-------------------------------------------------------------------------
  Foreign currencies                                              (80,044)
=========================================================================
                                                                8,913,396
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        32,238,896
-------------------------------------------------------------------------
  Foreign currencies                                                8,702
=========================================================================
                                                               32,247,598
=========================================================================
Net gain from investment securities and foreign currencies     41,160,994
=========================================================================
Net increase in net assets resulting from operations          $40,630,347
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                              2004               2003
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (530,647)   $  (157,442)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             8,913,396      4,332,482
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           32,247,598     14,544,576
=========================================================================================
    Net increase in net assets resulting from operations        40,630,347     18,719,616
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --       (110,677)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (3,080,881)            --
-----------------------------------------------------------------------------------------
  Class B                                                         (546,917)            --
-----------------------------------------------------------------------------------------
  Class C                                                         (546,069)            --
=========================================================================================
    Decrease in net assets resulting from distributions         (4,173,867)      (110,677)
=========================================================================================
Share transactions-net:
  Class A                                                       92,344,444     14,779,957
-----------------------------------------------------------------------------------------
  Class B                                                       11,576,871        653,971
-----------------------------------------------------------------------------------------
  Class C                                                       17,295,575      2,479,060
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              121,216,890     17,912,988
=========================================================================================
    Net increase in net assets                                 157,673,370     36,521,927
=========================================================================================

NET ASSETS:

  Beginning of year                                             57,864,326     21,342,399
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(236,487) and $(15,872), respectively)         $215,537,696    $57,864,326
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.935% of the first $250 million, plus 0.91% of the next $250 million, plus 0.885% of the next $500 million, plus 0.86% of the next $1.5 billion, plus 0.835% of the next $2.5 billion, plus 0.81% of the next $2.5 billion, plus 0.785% of the next $2.5 billion, plus 0.76% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $908.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $26,041 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $233,338. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $240,353, $149,573 and $109,003, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $90,095 in front-end sales commissions from the sale of Class A shares and $7,935, $28,316 and $19,975 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,498,588       $ 43,099,555      $(32,846,750)         $   --         $11,751,393     $ 45,937       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,498,588         43,099,555       (32,846,750)             --          11,751,393       46,063           --
==================================================================================================================================
  Subtotal        $2,997,176       $ 86,199,110      $(65,693,500)         $   --         $23,502,786     $ 92,000       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $  117,600       $ 13,052,504      $(13,170,104)         $   --         $        --     $  7,861       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --         13,453,434        (6,744,912)             --           6,708,522       10,905           --
==================================================================================================================================
  Subtotal        $  117,600       $ 26,505,938      $(19,915,016)         $   --         $ 6,708,522     $ 18,766       $   --
==================================================================================================================================
  Total           $3,114,776       $112,705,048      $(85,608,516)         $   --         $30,211,308     $110,766       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $1,117 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,117.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,792 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $6,429,276 were on loan to brokers. The loans were secured by cash collateral of $6,708,522 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $18,766 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $       --    $110,677
------------------------------------------------------------------------------------
  Long-term capital gain                                       4,173,867          --
====================================================================================
Total distributions                                           $4,173,867    $110,677
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed long-term gain                                  $    479,850
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          49,465,308
--------------------------------------------------------------------------
Temporary book/tax differences                                     (20,378)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (100,370)
--------------------------------------------------------------------------
Shares of beneficial interest                                  165,713,286
==========================================================================
Total net assets                                              $215,537,696
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of unrealized gains on Passive Foreign Investment Companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $11,395.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and the deferral of Post-October currency losses.

    The Fund utilized $3,967,289 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

    The Fund had no capital loss carryforward as of December 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $161,328,684 and $64,411,400, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $49,615,166
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (161,253)
===============================================================================
Net unrealized appreciation of investment securities              $49,453,913
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $173,241,079.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2004, undistributed net investment income was increased by $310,032, undistributed net realized gain
(loss) was decreased by $372,720 and shares of beneficial interest increased by $62,688. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      8,997,539    $131,434,386     7,437,349    $ 64,909,222
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,319,808      18,281,471       355,346       3,473,696
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,884,423      26,702,122     2,260,834      19,474,776
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        155,210       2,553,215         6,582          76,679
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         32,458         521,266            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         30,938         496,866            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         73,593       1,053,339        24,199         222,934
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (75,184)     (1,053,339)      (24,613)       (222,934)
======================================================================================================================
Reacquired:(b)
  Class A                                                     (3,215,160)    (42,696,496)   (5,818,558)    (50,428,878)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (466,157)     (6,172,527)     (317,658)     (2,596,791)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (758,107)     (9,903,413)   (2,007,635)    (16,995,716)
======================================================================================================================
                                                               7,979,361    $121,216,890     1,915,846    $ 17,912,988
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is an owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b) Amount is net of redemption fees of $21,001, $4,574 and $3,333 for Class A, Class B and Class C shares for 2004, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                                        --------------------------------------------------         DECEMBER 31,
                                                          2004          2003           2002          2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  12.05       $  7.37        $  7.19       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.05)(a)     (0.03)(a)      (0.04)(a)    (0.05)(a)         (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             5.30          4.74           0.22        (1.93)            (0.74)
=================================================================================================================================
    Total from investment operations                        5.25          4.71           0.18        (1.98)            (0.78)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --         (0.03)            --           --             (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (0.36)           --             --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest      0.00            --             --           --                --
=================================================================================================================================
    Total distributions                                    (0.36)        (0.03)            --           --             (0.05)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                          $  16.94       $ 12.05        $  7.37       $ 7.19            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            43.67%        63.96%          2.50%      (21.59)%           (7.84)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $161,014       $42,103        $13,597       $6,969            $8,606
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements            2.00%(c)      2.00%          2.01%        2.01%             2.07%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements         2.03%(c)      2.68%          3.05%        4.65%             6.28%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.38)%(c)    (0.28)%        (0.51)%      (0.61)%           (1.28)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                    71%          130%           119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $68,672,362.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004           2003         2002         2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.84        $ 7.27       $ 7.15       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.14)(a)     (0.08)(a)    (0.09)(a)    (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               5.18          4.65         0.21        (1.92)            (0.74)
=================================================================================================================================
    Total from investment operations                          5.04          4.57         0.12        (2.02)            (0.80)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          --            --           --           --             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.36)           --           --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest        0.00            --           --           --                --
=================================================================================================================================
    Total distributions                                      (0.36)           --           --           --             (0.03)
=================================================================================================================================
Net asset value, end of period                             $ 16.52        $11.84       $ 7.27       $ 7.15            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              42.67%        62.86%        1.68%      (22.03)%           (7.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $26,540        $9,415       $5,689       $2,330            $2,851
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.65%(c)      2.65%        2.66%        2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.68%(c)      3.33%        3.70%        5.36%             6.98%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.03)%(c)    (0.93)%      (1.16)%      (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                      71%          130%         119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,957,335.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004           2003         2002         2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.84        $ 7.27       $ 7.14       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.14)(a)     (0.09)(a)    (0.09)(a)    (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               5.19          4.66         0.22        (1.93)            (0.74)
=================================================================================================================================
    Total from investment operations                          5.05          4.57         0.13        (2.03)            (0.80)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          --            --           --           --             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.36)           --           --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest        0.00            --           --           --                --
=================================================================================================================================
    Total distributions                                      (0.36)           --           --           --             (0.03)
=================================================================================================================================
Net asset value, end of period                             $ 16.53        $11.84       $ 7.27       $ 7.14            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              42.75%        62.86%        1.82%      (22.14)%           (7.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $27,983        $6,346       $2,057       $1,091            $1,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.65%(c)      2.65%        2.66%        2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.68%(c)      3.33%        3.70%        5.36%             6.98%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.03)%(c)    (0.93)%      (1.16)%      (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                      71%          130%         119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,900,283.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquires and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Global Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-46.04%

AUSTRALIA-3.48%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       55,000   $   658,780
-----------------------------------------------------------------------
Macarthur Coal Ltd. (Diversified Metals &
  Mining)                                         577,100     1,801,577
=======================================================================
                                                              2,460,357
=======================================================================

CANADA-22.65%

ACE Aviation Holdings Inc.-Class A
  (Airlines)(b)                                    14,100       417,069
-----------------------------------------------------------------------
American Gold Capital Corp. (Precious Metals
  & Minerals)(b)                                  200,000       149,769
-----------------------------------------------------------------------
Barrick Gold Corp. (Gold)                          41,000       993,020
-----------------------------------------------------------------------
Bema Gold Corp. (Gold)(b)                          85,700       261,696
-----------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       131,900     1,393,793
-----------------------------------------------------------------------
Cameco Corp. (Diversified Metals & Mining)         39,900     1,392,690
-----------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                        17,000       724,924
-----------------------------------------------------------------------
E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                        2,512       705,977
-----------------------------------------------------------------------
Energy Savings Income Fund-Units (Gas
  Utilities)                                       25,800       413,238
-----------------------------------------------------------------------
Entree Gold Inc. (Precious Metals &
  Minerals)(b)                                    500,000       603,237
-----------------------------------------------------------------------
Fording Canadian Coal Trust-Units
  (Diversified Metals & Mining)                    27,200     2,097,287
-----------------------------------------------------------------------
Gold Reserve Inc. (Diversified Metals &
  Mining)(b)                                       53,400       236,376
-----------------------------------------------------------------------
Imperial Oil Ltd. (Integrated Oil & Gas)            8,500       503,203
-----------------------------------------------------------------------
ING Canada Inc. (Property & Casualty
  Insurance)(b)                                    25,300       617,001
-----------------------------------------------------------------------
ING Canada Inc. (Property & Casualty
  Insurance) (Acquired 12/09/04; Cost
  $252,292)(b)(c)                                  11,800       287,771
-----------------------------------------------------------------------
Kinross Gold Corp. (Gold)(b)                       52,600       369,821
-----------------------------------------------------------------------
Novicourt Inc. (Diversified Metals & Mining)       64,500       101,431
-----------------------------------------------------------------------
Penn West Petroleum Ltd. (Oil & Gas
  Exploration & Production)                         3,400       224,196
-----------------------------------------------------------------------
Placer Dome Inc. (Gold)                            21,800       409,572
-----------------------------------------------------------------------
Rothmans, Inc. (Tobacco)                           23,800       790,132
-----------------------------------------------------------------------
Stornoway Diamond Corp. (Precious Metal &
  Minerals)(b)                                    260,000       389,400
-----------------------------------------------------------------------
Teck Cominco Ltd.-Class B (Diversified Metals
  & Mining)                                        39,700     1,219,556
-----------------------------------------------------------------------
TimberWest Forest Corp.-Units (Forest
  Products)(d)                                     44,200       554,592
-----------------------------------------------------------------------
United Corporations Ltd. (Asset Management &
  Custody Banks)                                   10,000       368,182
-----------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates)(b)                               275,700       699,659
-----------------------------------------------------------------------
Western Silver Corp. (Diversified Metals &
  Mining)(b)                                       12,500       112,951
=======================================================================
                                                             16,036,543
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


FINLAND-1.56%

Nokia Oyj-ADR (Communications Equipment)           30,300   $   474,801
-----------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)(a)                28,400       627,376
=======================================================================
                                                              1,102,177
=======================================================================

GERMANY-1.32%

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(a)                                20,700       932,734
=======================================================================

HONG KONG-1.57%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                     65,000       648,574
-----------------------------------------------------------------------
Henderson Land Development Co. Ltd. (Real
  Estate Management & Development)(a)              89,000       462,716
=======================================================================
                                                              1,111,290
=======================================================================

JAPAN-0.86%

Honda Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                11,600       606,706
=======================================================================

MEXICO-0.33%

Grupo Aeroportuario del Sureste S.A. de
  C.V.-ADR (Airport Services)                       8,700       237,945
=======================================================================

NETHERLANDS-1.25%

Akzo Nobel N.V. (Diversified Chemicals)(a)          5,900       250,817
-----------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)              23,500       636,838
=======================================================================
                                                                887,655
=======================================================================

PERU-1.33%

Compania de Minas Buenaventura S.A.-ADR
  (Precious Metals & Materials)                    41,000       938,900
=======================================================================

SWITZERLAND-1.12%

Nestle S.A. (Packaged Foods & Meats)(a)             3,050       793,978
=======================================================================

TAIWAN-0.28%

President Chain Store Corp. (Food Retail)(a)      122,590       197,559
=======================================================================

UNITED KINGDOM-10.29%

Diageo PLC (Distillers & Vintners)(a)              28,600       408,174
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          12,800       606,592
-----------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(a)           25,000       420,869
-----------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(a)           20,800       354,892
-----------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)(a)                                        35,260       994,255
-----------------------------------------------------------------------
Pan-Ocean Energy Corp. Ltd. (Oil & Gas
  Exploration & Production)(b)                    120,500     2,410,301
-----------------------------------------------------------------------
Randgold Resources Ltd.-ADR (Gold)(b)              32,700       372,780
-----------------------------------------------------------------------
Severn Trent PLC (Water Utilities)(a)              45,110       835,592
-----------------------------------------------------------------------
Standard Chartered PLC (Diversified Banks)(a)      13,000       241,130
-----------------------------------------------------------------------


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Unilever PLC (Packaged Foods & Meats)(a)           65,000   $   637,176
=======================================================================
                                                              7,281,761
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $26,039,182)                           32,587,605
=======================================================================

DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-20.30%

APPAREL, ACCESSORIES & LUXURY GOODS-0.59%

Jones Apparel Group, Inc.                          11,500       420,555
=======================================================================

DIVERSIFIED BANKS-0.31%

Wells Fargo & Co.                                   3,500       217,525
=======================================================================

GOLD-0.93%

Newmont Mining Corp.                               14,800       657,268
=======================================================================

INDUSTRIAL CONGLOMERATES-0.95%

Walter Industries, Inc.                            20,000       674,600
=======================================================================

INSURANCE BROKERS-0.85%

Marsh & McLennan Cos., Inc.(e)                     18,300       602,070
=======================================================================

INTEGRATED OIL & GAS-0.89%

Murphy Oil Corp.                                    7,800       627,510
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.93%

ALLTEL Corp.                                       11,200       658,112
-----------------------------------------------------------------------
CenturyTel, Inc.                                   20,000       709,400
=======================================================================
                                                              1,367,512
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.32%

Merrill Lynch & Co., Inc.                           3,800       227,126
=======================================================================

INVESTMENT COMPANIES -- EXCHANGE TRADED
  FUNDS-0.91%

iShares MSCI Emerging Markets Index                 3,200       645,920
=======================================================================

MOVIES & ENTERTAINMENT-0.45%

Walt Disney Co. (The)                              11,500       319,700
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.78%

BP Prudhoe Bay Royalty Trust                       11,000       531,300
-----------------------------------------------------------------------
Devon Energy Corp.(e)                              25,000       973,000
-----------------------------------------------------------------------
EOG Resources, Inc.                                 6,500       463,840
=======================================================================
                                                              1,968,140
=======================================================================

PACKAGED FOODS & MEATS-1.41%

Kraft Foods Inc.-Class A                           11,600       413,076
-----------------------------------------------------------------------
Lancaster Colony Corp.                             13,600       583,032
=======================================================================
                                                                996,108
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


PHARMACEUTICALS-3.00%

Bristol-Myers Squibb Co.                            4,400   $   112,728
-----------------------------------------------------------------------
Merck & Co. Inc.                                   46,600     1,497,724
-----------------------------------------------------------------------
Schering-Plough Corp.                              24,700       515,736
=======================================================================
                                                              2,126,188
=======================================================================

RAILROADS-0.59%

Union Pacific Corp.                                 6,200       416,950
=======================================================================

REAL ESTATE-0.19%

Rayonier Inc.                                       2,760       134,992
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.57%

Tejon Ranch Co.(b)                                 10,000       408,000
=======================================================================

REGIONAL BANKS-0.61%

Commerce Bancshares, Inc.                           4,515       226,653
-----------------------------------------------------------------------
North Fork Bancorp., Inc.                           7,050       203,392
=======================================================================
                                                                430,045
=======================================================================

SYSTEMS SOFTWARE-1.12%

Microsoft Corp.                                    29,600       790,616
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.90%

Brookline Bancorp, Inc.                            13,400       218,688
-----------------------------------------------------------------------
First Financial Holdings, Inc.                      6,800       222,632
-----------------------------------------------------------------------
Washington Mutual, Inc.                            14,800       625,744
-----------------------------------------------------------------------
WSFS Financial Corp.                                4,600       277,472
=======================================================================
                                                              1,344,536
=======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $13,021,865)                    14,375,361
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY NOTES-4.22%

1.63%, 04/30/05(f)                             $  500,000       498,850
-----------------------------------------------------------------------
1.25%, 05/31/05(f)                                500,000       497,675
-----------------------------------------------------------------------
1.13%, 06/30/05(f)                                500,000       496,600
-----------------------------------------------------------------------
1.50%, 07/31/05(f)                                500,000       496,915
-----------------------------------------------------------------------
2.00%, 08/31/05(f)                                500,000       498,085
-----------------------------------------------------------------------
1.63%, 09/30/05(f)                                500,000       496,290
=======================================================================
    Total U.S. Treasury Notes (Cost
      $3,004,731)                                             2,984,415
=======================================================================

                                                  PAR
                                                 (000)
REPURCHASE AGREEMENTS-7.20%

Barclays Capital Inc.-New York Branch (United
  Kingdom) 2.25%, 01/03/05 (Cost
  $5,100,000)(g)                                    5,100     5,100,000
=======================================================================




MONEY MARKET FUNDS-21.79%

Liquid Assets Portfolio-Institutional
  Class(h)                                      7,712,432   $ 7,712,432
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)     7,712,432     7,712,432
=======================================================================
    Total Money Market Funds (Cost
      $15,424,864)                                           15,424,864
=======================================================================
TOTAL INVESTMENTS-99.55% (Cost $62,590,642)                  70,472,245
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.45%                             315,810
=======================================================================
NET ASSETS-100.00%                                          $70,788,055
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $9,708,166, which represented 13.78% of the Fund's Total Investments. See
    Note 1A.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at December 31, 2004 represented 0.41% of the Fund's Net Assets. This security is considered to be illiquid.
(d) Each unit represents one common share, one hundred preferred shares and one subordinate note receipt.
(e) A portion of this security is subject to call options written. See Note 1J and Note 7.
(f) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $2,984,415, which represented 4.23% of the Fund's Total Investments. See Note 1A.
(g) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $222,145,241. Collateralized by $224,956,000 U.S. Government obligations, 0% to 5.80% due 04/19/05 to 09/02/08 with an aggregate market value at 12/31/04 of $226,545,690. The amount to be received upon repurchase by the Fund is $5,100,956.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $47,165,778)                                  $55,047,381
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $15,424,864)                             15,424,864
===========================================================
    Total investments (cost $62,590,642)         70,472,245
===========================================================
Foreign currencies, at market value (cost
  $24,762)                                           25,878
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  442,573
-----------------------------------------------------------
  Dividends and interest                            130,727
-----------------------------------------------------------
  Amount due from advisor                             4,707
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               17,235
-----------------------------------------------------------
Other assets                                         23,059
===========================================================
    Total assets                                 71,116,424
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            124,860
-----------------------------------------------------------
  Options written, at market value (premiums
    received $81,729)                                93,830
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                            17,442
-----------------------------------------------------------
Accrued distribution fees                            37,342
-----------------------------------------------------------
Accrued transfer agent fees                          13,413
-----------------------------------------------------------
Accrued operating expenses                           41,482
===========================================================
    Total liabilities                               328,369
===========================================================
Net assets applicable to shares outstanding     $70,788,055
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $63,139,205
-----------------------------------------------------------
Undistributed net investment income (loss)         (176,123)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and foreign currency contracts                    (46,308)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       7,871,281
===========================================================
                                                $70,788,055
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $36,091,824
___________________________________________________________
===========================================================
Class B                                         $24,675,494
___________________________________________________________
===========================================================
Class C                                         $10,020,737
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           2,716,812
___________________________________________________________
===========================================================
Class B                                           1,894,720
___________________________________________________________
===========================================================
Class C                                             768,908
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     13.28
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.28 divided
      by 94.50%)                                $     14.05
___________________________________________________________
===========================================================
Class B:
  Net asset value per share and offering price
    per share                                   $     13.02
___________________________________________________________
===========================================================
Class C:
  Net asset value per share and offering price
    per share                                   $     13.03
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $40,524)         $  624,281
------------------------------------------------------------------------
Dividends from affiliated money market funds                      98,332
------------------------------------------------------------------------
Interest                                                          45,472
========================================================================
    Total investment income                                      768,085
========================================================================

EXPENSES:

Advisory fees                                                    310,539
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    30,160
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         62,525
------------------------------------------------------------------------
  Class B                                                        130,059
------------------------------------------------------------------------
  Class C                                                         56,638
------------------------------------------------------------------------
Transfer agent fees                                              121,092
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            13,669
------------------------------------------------------------------------
Professional fees                                                 52,733
------------------------------------------------------------------------
Other                                                             96,553
========================================================================
    Total expenses                                               923,968
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (70,824)
========================================================================
    Net expenses                                                 853,144
========================================================================
Net investment income (loss)                                     (85,059)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        2,140,772
------------------------------------------------------------------------
  Foreign currencies                                              10,829
------------------------------------------------------------------------
  Foreign currency contracts                                    (135,587)
========================================================================
                                                               2,016,014
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        5,432,029
------------------------------------------------------------------------
  Foreign currencies                                                (289)
------------------------------------------------------------------------
  Option contracts written                                       (12,101)
========================================================================
                                                               5,419,639
========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and option contracts              7,435,653
========================================================================
Net increase in net assets resulting from operations          $7,350,594
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (85,059)   $   (26,446)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and option
    contracts                                                   2,016,014      3,340,092
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and option contracts                              5,419,639        760,584
========================================================================================
    Net increase in net assets resulting from operations        7,350,594      4,074,230
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (71,026)       (66,253)
----------------------------------------------------------------------------------------
  Class B                                                          (7,630)       (20,575)
----------------------------------------------------------------------------------------
  Class C                                                          (3,042)        (8,358)
========================================================================================
    Total distributions from net investment income                (81,698)       (95,186)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,209,975)       (96,651)
----------------------------------------------------------------------------------------
  Class B                                                        (845,773)       (77,081)
----------------------------------------------------------------------------------------
  Class C                                                        (337,438)       (31,309)
========================================================================================
    Total distributions from net realized gains                (2,393,186)      (205,041)
========================================================================================
    Decrease in net assets resulting from distributions        (2,474,884)      (300,227)
========================================================================================
Share transactions-net:
  Class A                                                      24,355,657      1,096,605
----------------------------------------------------------------------------------------
  Class B                                                      15,906,396      1,052,199
----------------------------------------------------------------------------------------
  Class C                                                       6,451,669        481,030
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              46,713,722      2,629,834
========================================================================================
    Net increase in net assets                                 51,589,432      6,403,837
========================================================================================

NET ASSETS:

  Beginning of year                                            19,198,623     12,794,786
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(176,123) and $(102,604), respectively)        $70,788,055    $19,198,623
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.80% of the first $250 million, plus 0.78% of the next $250 million, plus 0.76% of the next $500 million, plus 0.74% of the next $1.5 billion, plus 0.72% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.68% of the next $2.5 billion, plus 0.66% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $49,124.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $21,226 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $121,092. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $62,525, $130,059 and $56,638, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $35,815 in front-end sales commissions from the sale of Class A shares and $0, $807 and $367 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES      (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $178,736        $18,243,208       $(10,709,512)        $   --         $ 7,712,432      $49,282       $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             178,736         18,243,208        (10,709,512)            --           7,712,432       49,050           --
=================================================================================================================================
  Total            $357,472        $36,486,416       $(21,419,024)        $   --         $15,424,864      $98,332       $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $470 and credits in custodian fees of $4 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $474.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,689 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $    --
-----------------------------------------------------------------------------------
Written                                                          433        81,729
===================================================================================
End of year                                                      433       $81,729
___________________________________________________________________________________
===================================================================================

                                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                DECEMBER 31,
                                                                                                    2004          UNREALIZED
                                                 CONTRACT    STRIKE    NUMBER OF    PREMIUMS       MARKET        APPRECIATION
                                                  MONTH      PRICE     CONTRACTS    RECEIVED       VALUE        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Devon Energy Corp.                                Apr-05      $40         250       $52,999       $46,250         $   6,749
------------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                       Jan-05      $35         183        28,730        47,580           (18,850)
==============================================================================================================================
                                                                          433       $81,729       $93,830         $ (12,101)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $2,422,197    $ 95,332
------------------------------------------------------------------------------------
  Long-term capital gain                                          52,687     204,895
====================================================================================
Total distributions                                           $2,474,884    $300,227
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                2004
---------------------------------------------------------------------------
Undistributed ordinary income                                   $   216,446
---------------------------------------------------------------------------
Unrealized appreciation -- investments                            7,456,725
---------------------------------------------------------------------------
Temporary book/tax differences                                      (15,968)
---------------------------------------------------------------------------
Post-October capital loss deferral                                   (8,353)
---------------------------------------------------------------------------
Shares of beneficial interest                                    63,139,205
===========================================================================
Total net assets                                                $70,788,055
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written and foreign currencies of $(10,322.)

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $60,854,445 and $36,672,647, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $7,638,896
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (171,849)
==============================================================================
Net unrealized appreciation of investment securities              $7,467,047
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $63,005,198.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2004, undistributed net investment income (loss) was increased by $93,238 and undistributed net realized gain was decreased by $93,238. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                        2004                       2003
                                                              ------------------------    -----------------------
                                                               SHARES        AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,289,921    $28,913,537     496,139    $ 5,108,376
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     1,514,229     18,647,078     345,035      3,466,255
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       618,798      7,563,706     139,530      1,450,866
=================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        95,009      1,238,925      14,310        160,136
-----------------------------------------------------------------------------------------------------------------
  Class B                                                        62,110        794,388       8,515         94,004
-----------------------------------------------------------------------------------------------------------------
  Class C                                                        24,725        316,475       3,440         37,992
=================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        60,173        757,419      14,898        155,309
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (61,312)      (757,419)    (15,126)      (155,309)
=================================================================================================================
Reacquired:(a)
  Class A                                                      (518,218)    (6,554,224)   (434,061)    (4,327,216)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      (231,753)    (2,777,651)   (244,204)    (2,352,751)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      (121,102)    (1,428,512)   (103,345)    (1,007,828)
=================================================================================================================
                                                              3,732,580    $46,713,722     225,131    $ 2,629,834
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Amount is net of redemption fees of $1,773, $1,289, and $566 for Class A, Class B and Class C shares, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                            -------------------------------------------------------------------
                                                                                                              DECEMBER 29, 2000
                                                                                                              (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                            ----------------------------------------------      DECEMBER 31,
                                                             2004            2003        2002        2001           2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.74         $ 9.05      $ 9.85      $10.00         $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.01(a)(b)     0.01(b)    (0.11)(b)   (0.05)(b)          --
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.04           2.89       (0.69)      (0.10)            --
===============================================================================================================================
    Total from investment operations                           2.05           2.90       (0.80)      (0.15)            --
===============================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)         (0.09)      (0.00)      (0.00)            --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.48)         (0.12)         --          --             --
===============================================================================================================================
    Total distributions                                       (0.51)         (0.21)      (0.00)      (0.00)            --
===============================================================================================================================
Redemption fees added to beneficial interest                   0.00             --          --          --             --
===============================================================================================================================
Net asset value, end of period                              $ 13.28         $11.74      $ 9.05      $ 9.85         $10.00
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                               17.50%         32.15%      (8.08)%     (1.49)%           --
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $36,092         $9,270      $6,321      $8,725         $1,110
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.00%(d)       2.00%       2.00%       1.91%          1.80%(e)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.20%(d)       3.12%       2.75%       4.44%         76.90%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       0.10%(a)(d)    0.14%      (1.16)%     (0.52)%         3.91%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                      129%           372%        101%        168%            --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.02) and (0.14)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $17,864,283.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                                        JANUARY 2, 2001
                                                                                                          (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2004            2003        2002              2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.57         $ 8.94      $ 9.79            $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)(b)   (0.05)(b)   (0.17)(b)         (0.11)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.00           2.83       (0.68)            (0.10)
========================================================================================================================
    Total from investment operations                             1.93           2.78       (0.85)            (0.21)
========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)         (0.03)         --             (0.00)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)         (0.12)         --                --
========================================================================================================================
    Total distributions                                         (0.48)         (0.15)         --             (0.00)
========================================================================================================================
Redemption fees added to beneficial interest                     0.00             --          --                --
========================================================================================================================
Net asset value, end of period                                $ 13.02         $11.57      $ 8.94            $ 9.79
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                 16.77%         31.26%      (8.68)%           (2.09)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,675         $7,075      $4,624            $3,613
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.65%(d)       2.65%       2.65%             2.57%(e)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.85%(d)       3.77%       3.40%             5.10%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.55)%(a)(d)  (0.51)%     (1.81)%           (1.18)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                        129%           372%        101%              168%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $13,005,885.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                         JANUARY 11, 2001
                                                                                                            (DATE SALES
                                                                    YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ------------------------------------         DECEMBER 31,
                                                               2004              2003        2002              2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.58           $ 8.94      $ 9.79            $10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)(b)     (0.05)(b)   (0.17)(b)         (0.11)(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.00             2.84       (0.68)            (0.10)
==========================================================================================================================
    Total from investment operations                             1.93             2.79       (0.85)            (0.21)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)           (0.03)         --             (0.00)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)           (0.12)         --                --
==========================================================================================================================
    Total distributions                                         (0.48)           (0.15)         --             (0.00)
==========================================================================================================================
Redemption fees added to beneficial interest                     0.00               --          --                --
==========================================================================================================================
Net asset value, end of period                                $ 13.03           $11.58      $ 8.94            $ 9.79
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                 16.75%           31.37%      (8.68)%           (2.09)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,021           $2,853      $1,850            $1,312
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.65%(d)         2.65%       2.65%             2.57%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.85%(d)         3.77%       3.40%             5.10%(e)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.55)%(a)(d)    (0.51)%     (1.81)%           (1.18)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                        129%             372%        101%              168%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $5,663,781.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM International Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Small Company Fund, formerly AIM International Emerging Growth Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS--91.61%

AUSTRALIA-1.82%

Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                         260,000   $  1,154,064
------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)                        97,000      2,223,526
------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(a)                                  263,900      1,475,197
------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)(a)                  156,100      1,565,853
========================================================================
                                                               6,418,640
========================================================================

AUSTRIA-1.41%

Andritz A.G. (Industrial Machinery)(a)             65,700      4,989,898
========================================================================

BERMUDA-2.11%

Central European Media Enterprises Ltd.-Class
  A (Broadcasting & Cable TV)(b)                   79,050      3,081,527
------------------------------------------------------------------------
Giordano International Ltd. (Apparel
  Retail)(a)                                    2,698,000      1,692,553
------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(a)(b)       34,070,000      2,451,415
------------------------------------------------------------------------
Top Form International Ltd. (Apparel,
  Accessories & Luxury Goods)(a)                  986,000        233,097
========================================================================
                                                               7,458,592
========================================================================

BRAZIL-1.99%

Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar-ADR (Hypermarkets & Super
  Centers)                                         62,000      1,587,200
------------------------------------------------------------------------
Natura Cosmeticos S.A. (Personal Products)
  (Acquired 11/10/04-12/13/04; Cost
  $1,794,994)(c)                                   80,100      2,337,255
------------------------------------------------------------------------
Perdigao S.A.-Pfd. (Packaged Foods & Meats)        77,300      1,667,654
------------------------------------------------------------------------
Sadia S.A.-Pfd. (Packaged Foods & Meats)          632,700      1,424,528
========================================================================
                                                               7,016,637
========================================================================

CANADA-19.98%

Aastra Technologies Ltd. (Communications
  Equipment)(b)                                    79,400      1,386,040
------------------------------------------------------------------------
ADDENDA Capital Inc. (Investment Banking &
  Brokerage) (Acquired 12/03/04; Cost
  $2,847,571)(b)(c)(d)(e)                         200,000      4,102,009
------------------------------------------------------------------------
AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                        80,820      1,798,839
------------------------------------------------------------------------
Badger Income Fund (Construction &
  Engineering)                                    264,140      3,819,739
------------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       147,564      1,559,315
------------------------------------------------------------------------
Ceramic Protection Corp. (Aerospace &
  Defense)(b)                                     116,400      2,895,836
------------------------------------------------------------------------
Crew Energy Inc. (Oil & Gas Exploration &
  Production)(b)                                  347,400      2,413,604
------------------------------------------------------------------------
CryptoLogic Inc. (Internet Software &
  Services)                                       282,090      7,034,353
------------------------------------------------------------------------
Exco Technologies Ltd. (Industrial Machinery)     166,400      1,041,168
------------------------------------------------------------------------
Extendicare Inc.-Class A (Health Care
  Facilities)(b)                                  124,540      1,600,984
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CANADA-(CONTINUED)

FirstService Corp. (Diversified Commercial
  Services)(b)                                    131,600   $  2,146,158
------------------------------------------------------------------------
Great Canadian Gaming Corp. (Casinos &
  Gaming)(b)                                      139,040      5,264,975
------------------------------------------------------------------------
Groupe Laperriere & Verreault Inc.-Class A
  (Industrial Machinery)(b)                        50,300        935,395
------------------------------------------------------------------------
Kingsway Financial Services Inc. (Property &
  Casualty Insurance)(b)                          144,000      2,276,490
------------------------------------------------------------------------
Lions Gate Entertainment Corp. (Movies &
  Entertainment)(b)                               275,080      2,921,350
------------------------------------------------------------------------
Reitmans (Canada) Ltd.-Class A (Apparel
  Retail)                                         113,000      2,689,021
------------------------------------------------------------------------
StarPoint Energy Ltd. (Oil & Gas Exploration
  & Production)(b)                                643,100      2,835,986
------------------------------------------------------------------------
Telesystem International Wireless Inc.
  (Wireless Telecommunication Services)(b)        169,990      1,902,372
------------------------------------------------------------------------
Total Energy Services Ltd. (Oil & Gas
  Equipment & Services)(b)                        354,190      2,012,828
------------------------------------------------------------------------
Transat A.T. Inc. (Airlines)(b)                    69,350      1,390,635
------------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(b)                                  137,080      7,584,823
------------------------------------------------------------------------
Vanguard Response Systems Inc. (Specialty
  Chemicals)(b)                                   436,000      1,832,009
------------------------------------------------------------------------
Wajax Ltd. (Industrial Machinery)(b)              141,870      1,676,211
------------------------------------------------------------------------
West Energy Ltd. (Oil & Gas Exploration &
  Production)(b)                                  620,000      2,950,784
------------------------------------------------------------------------
Western Oil Sands Inc.-Class A (Oil & Gas
  Exploration & Production)(b)                     68,900      2,399,189
------------------------------------------------------------------------
Workbrain Corp. (Application Software)(b)         148,300      2,127,297
========================================================================
                                                              70,597,410
========================================================================

CAYMAN ISLANDS-3.74%

China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)(b)                                   1,766,000      1,385,936
------------------------------------------------------------------------
Chitaly Holdings Ltd. (Home Furnishings)(a)     1,684,000      1,378,213
------------------------------------------------------------------------
Global Bio-chem Technology Group Co.
  Ltd.-Wts., expiring 05/31/07
  (Biotechnology)(f)                              114,250          5,438
------------------------------------------------------------------------
Golden Meditech Co. Ltd. (Health Care
  Equipment)                                    2,744,000        691,931
------------------------------------------------------------------------
Hengan International Group Co. Ltd. (Personal
  Products)(a)                                  2,558,000      1,679,118
------------------------------------------------------------------------
Luen Thai Holdings Ltd. (Distributors)
  (Acquired 07/09/04-10/25/04; Cost
  $1,225,048)(b)(c)                             2,705,000      1,400,734
------------------------------------------------------------------------
Norstar Founders Group Ltd. (Auto Parts &
  Equipment)(a)                                 2,000,000        455,728
------------------------------------------------------------------------
Sa Sa International Holdings Ltd. (Specialty
  Stores)(a)                                    2,896,000      1,555,574
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CAYMAN ISLANDS-(CONTINUED)

Shanda Interactive Entertainment Ltd.-ADR
  (Home Entertainment Software)(b)(c)              59,950   $  2,547,875
------------------------------------------------------------------------
Solomon Systech International Ltd.
  (Semiconductors)(a)                           8,546,000      2,118,521
========================================================================
                                                              13,219,068
========================================================================

CHINA-0.97%

Tong Ren Tang Technologies Co. Ltd.-Class H
  (Pharmaceuticals)                               400,000        877,419
------------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-10/25/04; Cost
  $1,237,509)(a)(c)                               927,000      1,460,027
------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H
  (Packaged Foods & Meats)                      8,265,000      1,084,590
========================================================================
                                                               3,422,036
========================================================================

DENMARK-0.72%

Topdanmark A.S. (Multi-Line Insurance)(a)(b)       32,443      2,554,177
========================================================================

FINLAND-0.60%

Nokian Renkaat Oyj (Tires & Rubber)(a)             14,045      2,122,685
========================================================================

FRANCE-5.30%

Camaieu (Apparel Retail)(a)                        28,615      2,841,018
------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 03/26/04-11/22/04; Cost
  $2,562,122)(a)(c)                                33,370      3,855,876
------------------------------------------------------------------------
Elior (Restaurants)(a)                            291,300      3,311,990
------------------------------------------------------------------------
Eramet SLN (Diversified Metals & Mining)           15,600      1,400,885
------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)(a)                                    49,320      3,397,255
------------------------------------------------------------------------
Trigano (Leisure Products)(a)                      47,375      3,912,266
========================================================================
                                                              18,719,290
========================================================================

GERMANY-5.13%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)(a)         40,430      5,354,713
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-02/13/04; Cost
  $933,270)(a)(c)                                  11,819      3,246,411
------------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)(a)                                77,161      4,022,723
------------------------------------------------------------------------
Techem A.G. (Diversified Commercial
  Services)(b)                                    151,280      5,489,403
========================================================================
                                                              18,113,250
========================================================================

GREECE-1.32%

Germanos S.A. (Computer & Electronics
  Retail)(a)                                       69,821      2,062,989
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                    88,200      2,608,088
========================================================================
                                                               4,671,077
========================================================================

HONG KONG-1.52%

Dah Sing Banking Group Ltd. (Diversified
  Banks)                                          753,840      1,561,448
------------------------------------------------------------------------
Dah Sing Financial Group (Diversified
  Banks)(a)                                        95,200        739,152
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HONG KONG-(CONTINUED)

Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-08/19/04;
  Cost $639,888)(a)(c)                            600,000   $  1,307,691
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(a)        252,000      1,770,888
========================================================================
                                                               5,379,179
========================================================================

INDIA-1.66%

Bharat Forge Ltd. (Auto Parts & Equipment)         52,290      1,291,131
------------------------------------------------------------------------
Bharat Forge Ltd.-Wts., expiring 09/30/06
  (Auto Parts & Equipment)(f)                       1,245          4,726
------------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)(a)             172,000      2,058,543
------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                     78,000      1,374,645
------------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)                  141,600      1,152,149
========================================================================
                                                               5,881,194
========================================================================

IRELAND-3.44%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                       155,365      3,767,734
------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              72,910      1,223,650
------------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(b)(g)                             239,830      2,602,635
------------------------------------------------------------------------
Kingspan Group PLC (Building Products)            272,900      2,609,831
------------------------------------------------------------------------
Paddy Power PLC (Casinos & Gaming)(a)             131,800      1,936,620
========================================================================
                                                              12,140,470
========================================================================

ITALY-0.97%

Lottomatica S.p.A. (Casinos & Gaming)(a)           94,400      3,442,914
========================================================================

JAPAN-5.67%

ARGO GRAPHICS Inc. (IT Consulting & Other
  Services)(a)                                     57,500      1,490,054
------------------------------------------------------------------------
Clarion Co., Ltd. (Consumer
  Electronics)(a)(b)                            1,057,000      2,491,159
------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                                94,000      1,071,125
------------------------------------------------------------------------
Mars Engineering Corp. (Leisure Products)(a)       60,100      2,038,437
------------------------------------------------------------------------
NEOMAX Co., Ltd. (Electrical Components &
  Equipment)(a)                                   120,000      2,129,373
------------------------------------------------------------------------
NHK Spring Co., Ltd. (Auto Parts &
  Equipment)(a)                                   414,000      2,836,491
------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)              23,000        721,291
------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(a)                                74,600      1,780,940
------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)      172,000      1,260,549
------------------------------------------------------------------------
Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)(a)                                   171,800      2,951,252
------------------------------------------------------------------------
USS Co., Ltd. (Specialty Stores)(a)                15,100      1,268,471
========================================================================
                                                              20,039,142
========================================================================

LUXEMBOURG-0.55%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(b)                                           48,470      1,949,948
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MALAYSIA-0.71%

Maxis Communications Berhad (Wireless
  Telecommunication Services)(a)                  476,600   $  1,173,216
------------------------------------------------------------------------
Public Bank Berhad (Diversified Banks)(a)         672,950      1,345,072
========================================================================
                                                               2,518,288
========================================================================

MEXICO-1.46%

Consorcio ARA, S.A. de C.V. (Homebuilding)(b)     463,100      1,393,251
------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(b)                               687,600      1,377,052
------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Diversified Banks)                             380,600      2,399,472
========================================================================
                                                               5,169,775
========================================================================

NETHERLANDS-3.07%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                               110,121      5,318,731
------------------------------------------------------------------------
Axalto Holding N.V. (Computer Storage &
  Peripherals)(b)                                  44,400      1,153,378
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                  87,100      4,363,990
========================================================================
                                                              10,836,099
========================================================================

NORWAY-4.11%

Aktiv Kapital A.S.A. (Specialized Finance)        266,554      5,930,940
------------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)(a)               41,336        896,813
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)                  117,000      3,307,014
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(b)                     171,780      4,372,914
========================================================================
                                                              14,507,681
========================================================================

PHILIPPINES-0.45%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication
  Services)(a)(b)                                  64,500      1,583,886
========================================================================

PORTUGAL-0.61%

SonaeCom, SGPS, S.A. (Wireless
  Telecommunication Services)(a)(b)               417,600      2,148,697
========================================================================

SINGAPORE-1.39%

Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                               148,000        780,244
------------------------------------------------------------------------
Keppel Land Ltd. (Real Estate Management &
  Development)(a)                               1,184,000      1,632,819
------------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     1,032,000      1,093,904
------------------------------------------------------------------------
Sunningdale Precision Industries Ltd.
  (Industrial Machinery)(a)                     2,918,000      1,388,048
========================================================================
                                                               4,895,015
========================================================================

SOUTH AFRICA-0.84%

Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)                                        369,600      2,954,791
========================================================================

SOUTH KOREA-2.26%

Cheil Communications Inc. (Advertising)(a)(b)       8,600      1,249,390
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SOUTH KOREA-(CONTINUED)

CJ Corp. (Packaged Foods & Meats)(a)(b)            26,610   $  1,812,301
------------------------------------------------------------------------
Core Logic (Electronic Manufacturing
  Services)                                        56,310      1,770,567
------------------------------------------------------------------------
Hana Bank (Diversified Banks)(a)(b)                53,600      1,334,964
------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)(b)                        55,400      1,807,429
========================================================================
                                                               7,974,651
========================================================================

SPAIN-0.97%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                   151,830      2,231,423
------------------------------------------------------------------------
Gestevision Telecinco S.A. (Broadcasting &
  Cable TV) (Acquired 06/23/04; Cost
  $712,386)(b)(c)                                  58,000      1,194,317
========================================================================
                                                               3,425,740
========================================================================

SWITZERLAND-3.96%

Amazys Holding A.G. (Diversified Commercial
  Services)(a)                                     60,000      3,253,736
------------------------------------------------------------------------
Leica Geosystems A.G. (Electronic Equipment
  Manufacturers)(a)(b)                             17,200      5,268,679
------------------------------------------------------------------------
SAIA-Burgess Electronics A.G. (Electronic
  Equipment Manufacturers)(a)                       4,950      2,945,314
------------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)(b)           43,400      2,541,197
========================================================================
                                                              14,008,926
========================================================================

TAIWAN-1.54%

Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(a)                       599,200      1,977,266
------------------------------------------------------------------------
Hotai Motor Co. Ltd. (Automobile
  Manufacturers)(a)                               990,000      2,032,484
------------------------------------------------------------------------
Merry Electronics Co., Ltd. (Consumer
  Electronics)(a)                                 555,954      1,331,950
------------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(a)                              31,194        109,469
========================================================================
                                                               5,451,169
========================================================================

THAILAND-0.68%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     1,925,000      2,410,098
========================================================================

UNITED KINGDOM-10.66%

Admiral Group PLC (Property & Casualty
  Insurance) (Acquired 09/23/04-12/29/04;
  Cost $1,450,709)(b)(c)                          278,800      1,724,891
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)(a)                                 395,600      2,388,216
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    254,720      1,793,363
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)              180,740      2,748,192
------------------------------------------------------------------------
Findel PLC (Catalog Retail)(a)                    222,900      2,027,327
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial
  Services)                                       295,800      4,324,066
------------------------------------------------------------------------
Johnston Press PLC (Publishing)(a)                173,390      1,800,422
------------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)(a)                                     182,720      1,678,225
------------------------------------------------------------------------
McBride PLC (Household Products)(a)             1,134,010      3,065,224
------------------------------------------------------------------------
NDS Group PLC-ADR (Application Software)(b)        98,300      3,349,966
------------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                       244,225      2,440,996
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Sportingbet PLC (Casinos & Gaming)(a)(b)        1,036,600   $  3,757,147
------------------------------------------------------------------------
T&F Informa PLC (Publishing)                      404,614      2,930,198
------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)              70,200      1,158,176
------------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial
  Services)(a)                                    181,355      2,483,866
========================================================================
                                                              37,670,275
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $239,167,228)                          323,690,698
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-8.29%

Liquid Assets Portfolio-Institutional
  Class(h)                                     14,652,276   $ 14,652,276
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)    14,652,276     14,652,276
========================================================================
    Total Money Market Funds (Cost
      $29,304,552)                                            29,304,552
========================================================================
TOTAL INVESTMENTS-99.90% (Cost $268,471,780)                 352,995,250
========================================================================
OTHER ASSETS LESS LIABILITIES-0.10%                              343,237
========================================================================
NET ASSETS-100.00%                                          $353,338,487
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $178,575,072, which represented 50.59% of the Fund's Total Investments. See
    Note 1A.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $20,629,211, which represented 5.84% of the Fund 's Net Assets. Unless otherwise indicated these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 1.16% of the Fund's Net Assets.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 1.16% of the Fund's Total Investments. See
    Note 1A.
(f) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(g) Each unit represents one ordinary share, one ordinary C share and nine ordinary A shares.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $239,167,228)                                $323,690,698
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,304,552)                             29,304,552
===========================================================
    Total investments (cost $268,471,780)       352,995,250
===========================================================
Foreign currencies, at market value (cost
  $2,473,153)                                     2,519,115
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,724,506
-----------------------------------------------------------
  Fund shares sold                                4,438,252
-----------------------------------------------------------
  Dividends                                         739,715
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               24,095
-----------------------------------------------------------
Other assets                                         61,483
===========================================================
    Total assets                                362,502,416
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           8,126,760
-----------------------------------------------------------
  Fund shares reacquired                            680,323
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 26,670
-----------------------------------------------------------
Accrued distribution fees                           156,276
-----------------------------------------------------------
Accrued transfer agent fees                          38,289
-----------------------------------------------------------
Accrued operating expenses                          135,611
===========================================================
    Total liabilities                             9,163,929
===========================================================
Net assets applicable to shares outstanding    $353,338,487
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $269,345,292
-----------------------------------------------------------
Undistributed net investment income (loss)          (21,967)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                       (457,096)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      84,472,258
===========================================================
                                               $353,338,487
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $257,578,890
___________________________________________________________
===========================================================
Class B                                        $ 47,941,767
___________________________________________________________
===========================================================
Class C                                        $ 47,817,830
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          15,933,590
___________________________________________________________
===========================================================
Class B                                           3,031,921
___________________________________________________________
===========================================================
Class C                                           3,025,009
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.17
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.17 divided by
      94.50%)                                  $      17.11
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.81
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.81
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $456,976)        $ 3,007,124
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      135,911
-------------------------------------------------------------------------
Interest                                                            7,800
=========================================================================
    Total investment income                                     3,150,835
=========================================================================

EXPENSES:

Advisory fees                                                   1,828,269
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    309,059
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         495,861
-------------------------------------------------------------------------
  Class B                                                         273,185
-------------------------------------------------------------------------
  Class C                                                         234,563
-------------------------------------------------------------------------
Transfer agent fees                                               429,862
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,510
-------------------------------------------------------------------------
Other                                                             246,697
=========================================================================
    Total expenses                                              3,885,006
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangement                                                   (37,258)
=========================================================================
    Net expenses                                                3,847,748
=========================================================================
Net investment income (loss)                                     (696,913)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities (Net of tax on sale of foreign
    investments of $90,696) -- Note 1G                          5,950,394
-------------------------------------------------------------------------
  Foreign currencies                                              140,539
=========================================================================
                                                                6,090,933
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (Net of tax on sale of foreign
    investments of $47,079) -- Note 1G                         59,958,824
-------------------------------------------------------------------------
  Foreign currencies                                               13,603
-------------------------------------------------------------------------
  Futures contracts                                                   (21)
=========================================================================
                                                               59,972,406
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            66,063,339
=========================================================================
Net increase in net assets resulting from operations          $65,366,426
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (696,913)   $   (284,447)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and future contracts                              6,090,933       5,752,968
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts        59,972,406      23,348,468
==========================================================================================
    Net increase in net assets resulting from operations        65,366,426      28,816,989
==========================================================================================
Distributions to shareholders from net investment
  income -- Class A                                                (60,067)       (120,788)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (3,378,922)             --
------------------------------------------------------------------------------------------
  Class B                                                         (646,759)             --
------------------------------------------------------------------------------------------
  Class C                                                         (626,531)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (4,712,279)       (120,788)
==========================================================================================
Share transactions-net:
  Class A                                                      126,403,770      56,079,420
------------------------------------------------------------------------------------------
  Class B                                                       22,472,939       8,070,154
------------------------------------------------------------------------------------------
  Class C                                                       30,787,540       3,704,141
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              179,664,249      67,853,715
==========================================================================================
    Net increase in net assets                                 240,318,396      96,549,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            113,020,091      16,470,175
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(21,967) and $(77,408), respectively)          $353,338,487    $113,020,091
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Small Company Fund, formerly AIM International Emerging Growth Fund, (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.935% of the first $250 million, plus 0.91% of the next $250 million, plus 0.885% of the next $500 million, plus 0.86% of the next $1.5 billion, plus 0.835% of the next $2.5 billion, plus 0.81% of the next $2.5 billion, plus 0.785% of the next $2.5 billion, plus 0.76% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,642.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $33,283 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $429,862. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $495,861, $273,185 and $234,563, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $164,316 in front-end sales commissions from the sale of Class A shares and $50,130, $18,191 and $36,764 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,055,406       $ 73,608,722      $ (63,011,852)        $   --         $14,652,276     $ 68,175       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,055,406         73,608,722        (63,011,852)            --          14,652,276       67,736           --
==================================================================================================================================
  Total           $8,110,812       $147,217,444      $(126,023,704)        $   --         $29,304,552     $135,911       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,333 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,333.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,996 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $1,464,397    $120,788
------------------------------------------------------------------------------------
  Long-term capital gain                                       3,247,882          --
====================================================================================
Total distributions                                           $4,712,279    $120,788
____________________________________________________________________________________
====================================================================================

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $    478,007
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          83,942,218
--------------------------------------------------------------------------
Temporary book/tax differences                                     (21,967)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (405,063)
--------------------------------------------------------------------------
Shares of beneficial interest                                  269,345,292
==========================================================================
Total net assets                                              $353,338,487
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies and accrued tax on certain unrealized gains of $(51,211).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    There was no capital loss carryforward for the year ended December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $314,025,223 and $158,935,700, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $84,632,502
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (639,073)
===============================================================================
Net unrealized appreciation of investment securities              $83,993,429
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $269,001,821.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions excise taxes, treatment of passive foreign investment companies, distribution reclassification, the use of proceeds from redemption as distributions, treatment of foreign capital gain tax and net operating losses, on December 31, 2004, undistributed net investment income was increased by $812,421, undistributed net realized gain (loss) was decreased by $1,933,211 and shares of beneficial interest increased by $1,120,790. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     16,386,746    $ 224,397,563    11,919,761    $109,893,228
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,424,445       32,530,604     1,165,952      11,299,951
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,054,037       40,985,997     2,225,582      18,994,606
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        171,758        2,658,846         7,488          87,303
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         40,784          617,885            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         39,308          595,120            --              --
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        124,568        1,742,784        33,321         340,599
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (127,016)      (1,742,784)      (33,826)       (340,599)
=======================================================================================================================
Reacquired:(b)
  Class A                                                     (7,975,559)    (102,395,423)   (6,138,550)    (54,241,710)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (697,463)      (8,932,766)     (313,814)     (2,889,198)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (843,079)     (10,793,577)   (1,867,698)    (15,290,465)
=======================================================================================================================
                                                              12,598,529    $ 179,664,249     6,998,216    $ 67,853,715
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Net of redemption fees of $22,491, $3,963 and $3,254 for Class A, Class B and Class C shares for 2004, respectively, and $121, $28 and $17 for Class A, Class B, and Class C shares for 2003, respectively, based on the relative net assets of each class.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                                         -------------------------------------------------         DECEMBER 31,
                                                           2004          2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  12.08       $  6.91       $ 7.10       $  7.97           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)(a)     (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.34          5.24        (0.13)        (0.76)            (2.00)
=================================================================================================================================
    Total from investment operations                         4.31          5.20        (0.19)        (0.84)            (2.03)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.00)        (0.03)          --         (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     (0.22)           --           --            --                --
=================================================================================================================================
    Total distributions                                     (0.22)        (0.03)          --         (0.03)               --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest      0.00          0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  16.17       $ 12.08       $ 6.91       $  7.10           $  7.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             35.83%        75.10%       (2.68)%      (10.48)%          (20.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $257,579       $87,269       $9,703       $ 5,202           $ 5,625
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.83%(c)      2.00%        2.01%         2.00%(d)          2.11%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.85%(c)      2.35%        3.03%         4.53%(d)          6.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.19)%(c)    (0.46)%      (0.85)%       (1.12)%           (1.09)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     87%           93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $141,674,613.
(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                                          ------------------------------------------------         DECEMBER 31,
                                                           2004          2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 11.89       $  6.84       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.11)(a)     (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.25          5.15        (0.12)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                         4.14          5.05        (0.23)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains                  (0.22)           --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest      0.00          0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                            $ 15.81       $ 11.89       $ 6.84       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             34.94%        73.83%       (3.25)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $47,942       $16,543       $3,918       $ 2,016           $ 1,992
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             2.48%(c)      2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          2.50%(c)      3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.84)%(c)    (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     87%           93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $27,318,464.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004          2003         2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.89       $ 6.83       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.11)(a)    (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               4.25         5.16        (0.13)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                          4.14         5.06        (0.24)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains                   (0.22)          --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest       0.00         0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                             $ 15.81       $11.89       $ 6.83       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              34.94%       74.09%       (3.39)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $47,818       $9,208       $2,849       $ 2,588           $ 2,649
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.48%(c)     2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.50%(c)     3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.84)%(c)   (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                      87%          93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,456,283.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Mid Cap Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.11%

ADVERTISING-2.95%

Interpublic Group of Cos., Inc. (The)(a)         470,070   $  6,298,938
=======================================================================

APPAREL RETAIL-4.50%

Gap, Inc. (The)                                  215,500      4,551,360
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             201,900      5,073,747
=======================================================================
                                                              9,625,107
=======================================================================

APPLICATION SOFTWARE-0.99%

MAPICS, Inc.(a)                                  200,200      2,112,110
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.25%

Waddell & Reed Financial, Inc.-Class A           201,490      4,813,596
=======================================================================

BUILDING PRODUCTS-1.69%

American Standard Cos. Inc.(a)                    87,250      3,605,170
=======================================================================

CONSUMER FINANCE-1.81%

MoneyGram International, Inc.                    183,500      3,879,190
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-9.70%

BISYS Group, Inc. (The)(a)                       174,900      2,877,105
-----------------------------------------------------------------------
Ceridian Corp.(a)                                239,280      4,374,039
-----------------------------------------------------------------------
Certegy Inc.                                     113,850      4,045,090
-----------------------------------------------------------------------
DST Systems, Inc.(a)                             111,270      5,799,392
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     128,300      3,634,739
=======================================================================
                                                             20,730,365
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.10%

Corinthian Colleges, Inc.(a)                     261,100      4,920,430
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                  321,400      8,115,350
=======================================================================
                                                             13,035,780
=======================================================================

FOOD RETAIL-2.21%

Kroger Co. (The)(a)                              268,700      4,712,998
=======================================================================

HEALTH CARE DISTRIBUTORS-3.04%

McKesson Corp.                                   206,200      6,487,052
=======================================================================

HEALTH CARE EQUIPMENT-2.55%

Waters Corp.(a)                                  116,500      5,451,035
=======================================================================

HEALTH CARE FACILITIES-1.65%

Universal Health Services, Inc.-Class B           79,350      3,531,075
=======================================================================

HEALTH CARE SERVICES-0.99%

IMS Health Inc.                                   91,240      2,117,680
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-2.57%

Orient-Express Hotels Ltd.-Class A (Bermuda)     140,700   $  2,894,199
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         44,380      2,591,792
=======================================================================
                                                              5,485,991
=======================================================================

INSURANCE BROKERS-2.38%

Aon Corp.                                        213,600      5,096,496
=======================================================================

IT CONSULTING & OTHER SERVICES-2.55%

Acxiom Corp.                                     207,550      5,458,565
=======================================================================

LEISURE FACILITIES-2.24%

Speedway Motorsports, Inc.                       122,300      4,791,714
=======================================================================

LEISURE PRODUCTS-2.42%

Brunswick Corp.                                  104,470      5,171,265
=======================================================================

LIFE & HEALTH INSURANCE-4.14%

Nationwide Financial Services, Inc.-Class A      123,290      4,713,377
-----------------------------------------------------------------------
Protective Life Corp.                             96,900      4,136,661
=======================================================================
                                                              8,850,038
=======================================================================

MANAGED HEALTH CARE-5.43%

Aetna Inc.                                        46,890      5,849,528
-----------------------------------------------------------------------
WellPoint Inc.(a)                                 49,980      5,747,700
=======================================================================
                                                             11,597,228
=======================================================================

MULTI-LINE INSURANCE-3.62%

American Financial Group, Inc.                   114,630      3,589,065
-----------------------------------------------------------------------
Genworth Financial Inc.-Class A                  154,000      4,158,000
=======================================================================
                                                              7,747,065
=======================================================================

OIL & GAS DRILLING-5.37%

Nabors Industries, Ltd. (Bermuda)(a)              77,290      3,964,204
-----------------------------------------------------------------------
Pride International, Inc.(a)(b)                  202,910      4,167,771
-----------------------------------------------------------------------
Todco-Class A(a)                                 181,000      3,334,020
=======================================================================
                                                             11,465,995
=======================================================================

PACKAGED FOODS & MEATS-2.13%

Cadbury Schweppes PLC-ADR (United Kingdom)       120,700      4,550,390
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.39%

ACE Ltd. (Cayman Islands)                        169,320      7,238,430
=======================================================================

REGIONAL BANKS-4.52%

Cullen/Frost Bankers, Inc.                        90,100      4,378,860
-----------------------------------------------------------------------
Zions Bancorp                                     77,570      5,277,087
=======================================================================
                                                              9,655,947
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

RESTAURANTS-3.97%

CEC Entertainment Inc.(a)                         98,950   $  3,955,032
-----------------------------------------------------------------------
Outback Steakhouse, Inc.                          99,030      4,533,593
=======================================================================
                                                              8,488,625
=======================================================================

SYSTEMS SOFTWARE-3.88%

Computer Associates International, Inc.          266,800      8,286,808
=======================================================================

THRIFTS & MORTGAGE FINANCE-6.07%

Federal Agricultural Mortgage Corp.-Class C      102,100      2,378,930
-----------------------------------------------------------------------
MGIC Investment Corp.                             59,300      4,086,363
-----------------------------------------------------------------------
Radian Group Inc.                                122,280      6,510,187
=======================================================================
                                                             12,975,480
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $161,663,226)                         203,260,133
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


MONEY MARKET FUNDS-4.57%

Liquid Assets Portfolio-Institutional
  Class(c)                                     4,883,864   $  4,883,864
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    4,883,864      4,883,864
=======================================================================
    Total Money Market Funds (Cost
      $9,767,728)                                             9,767,728
=======================================================================
TOTAL INVESTMENTS-99.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $171,430,954)               213,027,861
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.72%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  1,530,900      1,530,900
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,530,900)                                       1,530,900
=======================================================================
TOTAL INVESTMENTS-100.40% (Cost $172,961,854)               214,558,761
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.40%)                          (856,409)
=======================================================================
NET ASSETS-100.00%                                         $213,702,352
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $161,663,226)*                               $203,260,133
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,298,628)                             11,298,628
===========================================================
    Total investments (cost $172,961,854)       214,558,761
===========================================================
Receivables for:
  Investments sold                                  319,517
-----------------------------------------------------------
  Fund shares sold                                  583,161
-----------------------------------------------------------
  Dividends                                         170,145
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               13,369
-----------------------------------------------------------
Other assets                                         50,335
===========================================================
    Total assets                                215,695,288
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            232,295
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 16,081
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,530,900
-----------------------------------------------------------
Accrued distribution fees                           105,432
-----------------------------------------------------------
Accrued transfer agent fees                          58,420
-----------------------------------------------------------
Accrued operating expenses                           49,808
===========================================================
    Total liabilities                             1,992,936
===========================================================
Net assets applicable to shares outstanding    $213,702,352
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $181,830,611
-----------------------------------------------------------
Undistributed net investment income (loss)          (12,855)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (9,712,311)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     41,596,907
===========================================================
                                               $213,702,352
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $115,163,883
___________________________________________________________
===========================================================
Class B                                        $ 63,374,466
___________________________________________________________
===========================================================
Class C                                        $ 27,601,222
___________________________________________________________
===========================================================
Class R                                        $     32,984
___________________________________________________________
===========================================================
Institutional Class                            $  7,529,797
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,777,188
___________________________________________________________
===========================================================
Class B                                           4,924,252
___________________________________________________________
===========================================================
Class C                                           2,145,814
___________________________________________________________
===========================================================
Class R                                               2,516
___________________________________________________________
===========================================================
Institutional Class                                 571,534
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.12
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.12 divided by
      94.50%)                                  $      13.88
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.87
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.86
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      13.11
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      13.17
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $1,497,366 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,934)          $ 1,176,488
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $1,827*)                           113,881
=========================================================================
    Total investment income                                     1,290,369
=========================================================================

EXPENSES:

Advisory fees                                                   1,259,409
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     25,507
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         300,274
-------------------------------------------------------------------------
  Class B                                                         505,689
-------------------------------------------------------------------------
  Class C                                                         189,702
-------------------------------------------------------------------------
  Class R                                                              43
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        504,123
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          1,279
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             16,965
-------------------------------------------------------------------------
Other                                                             248,256
=========================================================================
    Total expenses                                              3,101,247
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangements                                                  (40,504)
=========================================================================
    Net expenses                                                3,060,743
=========================================================================
Net investment income (loss)                                   (1,770,374)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    1,517,779
-------------------------------------------------------------------------
Net increase from payments by affiliates -- See Note 2            146,526
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   24,454,568
=========================================================================
Net gain from investment securities                            26,118,873
=========================================================================
Net increase in net assets resulting from operations          $24,348,499
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,770,374)   $   (967,184)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            1,517,779      (4,054,747)
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         146,526              --
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  24,454,568      27,636,943
==========================================================================================
    Net increase in net assets resulting from operations        24,348,499      22,615,012
==========================================================================================
Share transactions-net:
  Class A                                                       46,344,715       4,929,815
------------------------------------------------------------------------------------------
  Class B                                                       17,811,507       8,575,378
------------------------------------------------------------------------------------------
  Class C                                                       11,353,920       2,445,889
------------------------------------------------------------------------------------------
  Class R                                                           31,275              --
------------------------------------------------------------------------------------------
  Institutional Class                                            6,853,263              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               82,394,680      15,951,082
==========================================================================================
    Net increase in net assets                                 106,743,179      38,566,094
==========================================================================================

NET ASSETS:

  Beginning of year                                            106,959,173      68,393,079
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(12,855) and $(7,330), respectively)           $213,702,352    $106,959,173
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the next $4 billion of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.80%, 2.45%, 2.45%, 1.95% and 1.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,532.

    For the year ended December 31, 2004, the advisor reimbursed the Fund $146,526 for an economic loss due to a trading error.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $36,613 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the

Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $504,123 for Class A, Class B, Class C and Class R shares and $1,279 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $300,274, $505,689, $189,702 and $43, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $99,857 in front-end sales commissions from the sale of Class A shares and $2,319, $18,299, $4,347 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,469,832       $ 53,717,341      $ (52,303,309)        $   --         $ 4,883,864     $ 56,426       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,469,832         53,717,341        (52,303,309)            --           4,883,864       55,628           --
==================================================================================================================================
  Subtotal        $6,939,664       $107,434,682      $(104,606,618)        $   --         $ 9,767,728     $112,054       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,742,200       $ 28,664,200      $ (30,406,400)        $   --         $        --     $  1,324       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --         24,428,273        (22,897,373)            --           1,530,900          503           --
==================================================================================================================================
  Subtotal        $1,742,200       $ 53,092,473      $ (53,303,773)        $   --         $ 1,530,900     $  1,827       $   --
==================================================================================================================================
  Total           $8,681,864       $160,527,155      $(157,910,391)        $   --         $11,298,628     $113,881       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $94,900 and $1,545,616, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,175 and credits in custodian fees of $184 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,359.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,947 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $1,497,366 were on loan to brokers. The loans were secured by cash collateral of $1,530,900 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $1,827 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital distributions paid during the year ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 39,182,328
--------------------------------------------------------------------------
Temporary book/tax differences                                     (12,855)
--------------------------------------------------------------------------
Capital loss carryforward                                       (6,979,842)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (317,890)
--------------------------------------------------------------------------
Shares of beneficial interest                                  181,830,611
==========================================================================
Total net assets                                              $213,702,352
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $2,916,017 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2010                                              $  369,421
---------------------------------------------------------------------------
December 31, 2011                                               6,610,421
===========================================================================
Total capital loss carryforward                                $6,979,842
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during year ended December 31, 2004 was $124,871,102 and $50,454,355, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $40,629,174
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,446,846)
===============================================================================
Net unrealized appreciation of investment securities               $39,182,328
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $175,376,433.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income was increased by $1,764,849 and shares of beneficial interest decreased by $1,764,849. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,159,742    $ 73,250,446     3,832,986    $ 37,737,367
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,016,119      35,457,428     1,803,614      17,257,750
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,748,301      20,660,237       886,121       8,452,954
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       2,516          31,275            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                         575,259       6,898,180            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        286,013       3,430,679       156,161       1,515,851
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (290,717)     (3,430,679)     (157,780)     (1,515,851)
======================================================================================================================
Reacquired:
  Class A                                                     (2,577,027)    (30,336,910)   (3,833,211)    (34,323,403)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,227,626)    (14,215,242)     (811,030)     (7,166,521)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (808,272)     (9,306,317)     (665,740)     (6,007,065)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          (3,725)        (44,917)           --              --
======================================================================================================================
                                                               6,880,583    $ 82,394,680     1,211,121    $ 15,951,082
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------------------       (DATE OPERATIONS
                                                                2004          2003       2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.28       $  8.23    $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)     (0.08)     (0.06)(a)          (0.00)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.93          3.13      (1.70)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                        0.01            --         --                 --
=======================================================================================================================
    Total from investment operations                              1.84          3.05      (1.76)             (0.01)
=======================================================================================================================
Less dividends from net investment income                           --            --      (0.00)                --
=======================================================================================================================
Net asset value, end of period                                $  13.12       $ 11.28    $  8.23            $  9.99
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  16.31%(c)     37.06%    (17.62)%            (0.10)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $115,164       $55,372    $39,130            $   400
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.67%(d)      1.80%      1.80%              1.80%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.69%(d)      1.92%      1.93%            199.49%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.85)%(d)    (1.00)%    (0.70)%            (0.31)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                          34%           52%        41%                --
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%.
(d)  Ratios are based on average daily net assets of $85,792,642.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.14       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.13)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.09      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.96      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.87       $ 11.14    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.53%(c)     36.19%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,374       $38,165    $21,204            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.44%.
(d)  Ratios are based on average daily net assets of $50,568,838.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.13       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.12)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.07      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.95      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.86       $ 11.13    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.54%(c)     36.06%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,601       $13,422    $ 8,059            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.45%.
(d) Ratios are annualized and based on average daily net assets of $18,970,193.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
==============================================================================
    Total from investment operations                                  1.23
==============================================================================
Net asset value, end of period                                      $13.11
______________________________________________________________________________
==============================================================================
Total return(b)                                                      10.35%(c)
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   33
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.78%(d)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.80%(d)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.96)%(d)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(e)                                              34%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.27%.
(d)  Ratios are annualized and based on average daily net assets of $12,864.
(e)  Not annualized for periods less than one year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
---------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
=================================================================================
    Total from investment operations                                  1.29
=================================================================================
Net asset value, end of period                                      $13.17
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      10.86%(c)
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $7,530
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.03%(d)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.05%(d)
=================================================================================
Ratio of net investment income (loss) to average net assets          (0.21)%(d)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(e)                                              34%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d) Ratios are annualized and based on average daily net assets of $3,103,341.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Premier Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Premier Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.70%

ADVERTISING-1.11%

Interpublic Group of Cos., Inc. (The)(a)         1,582,800   $   21,209,520
---------------------------------------------------------------------------
Omnicom Group Inc.                                 648,100       54,647,792
===========================================================================
                                                                 75,857,312
===========================================================================

AEROSPACE & DEFENSE-1.58%

Boeing Co. (The)                                   350,000       18,119,500
---------------------------------------------------------------------------
General Dynamics Corp.                             175,000       18,305,000
---------------------------------------------------------------------------
Honeywell International Inc.                       785,900       27,828,719
---------------------------------------------------------------------------
Northrop Grumman Corp.                             808,200       43,933,752
===========================================================================
                                                                108,186,971
===========================================================================

ALUMINUM-0.35%

Alcoa Inc.                                         760,700       23,901,194
===========================================================================

APPAREL RETAIL-1.00%

Gap, Inc. (The)                                  1,670,000       35,270,400
---------------------------------------------------------------------------
Limited Brands                                   1,450,000       33,379,000
===========================================================================
                                                                 68,649,400
===========================================================================

APPLICATION SOFTWARE-0.71%

Amdocs Ltd. (United Kingdom)(a)                  1,175,000       30,843,750
---------------------------------------------------------------------------
Intuit Inc.(a)                                     400,000       17,604,000
===========================================================================
                                                                 48,447,750
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.65%

Bank of New York Co., Inc. (The)                 1,326,900       44,344,998
===========================================================================

BIOTECHNOLOGY-0.51%

Genentech, Inc.(a)                                 325,000       17,693,000
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           500,000       17,495,000
===========================================================================
                                                                 35,188,000
===========================================================================

BREWERS-0.75%

Heineken N.V. (Netherlands)(b)                   1,555,386       51,640,580
===========================================================================

BUILDING PRODUCTS-1.44%

Masco Corp.                                      2,708,000       98,923,240
===========================================================================

COMMUNICATIONS EQUIPMENT-2.12%

Cisco Systems, Inc.(a)                           1,850,000       35,705,000
---------------------------------------------------------------------------
Motorola, Inc.                                   1,526,400       26,254,080
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          2,206,500       34,575,855
---------------------------------------------------------------------------
QUALCOMM Inc.                                      875,000       37,100,000
---------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                145,000       11,950,900
===========================================================================
                                                                145,585,835
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

COMPUTER & ELECTRONICS RETAIL-0.26%

Best Buy Co., Inc.                                 300,000   $   17,826,000
===========================================================================

COMPUTER HARDWARE-1.47%

Dell Inc.(a)                                     1,300,000       54,782,000
---------------------------------------------------------------------------
International Business Machines Corp.              470,800       46,411,464
===========================================================================
                                                                101,193,464
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

Lexmark International, Inc.-Class A(a)             220,000       18,700,000
===========================================================================

CONSUMER ELECTRONICS-0.56%

Sony Corp.-ADR (Japan)                             980,000       38,180,800
===========================================================================

CONSUMER FINANCE-1.04%

American Express Co.                               325,000       18,320,250
---------------------------------------------------------------------------
Capital One Financial Corp.                        150,000       12,631,500
---------------------------------------------------------------------------
MBNA Corp.                                         675,000       19,028,250
---------------------------------------------------------------------------
SLM Corp.                                          400,000       21,356,000
===========================================================================
                                                                 71,336,000
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.37%

First Data Corp.                                 2,204,100       93,762,414
===========================================================================

DEPARTMENT STORES-1.18%

J.C. Penney Co., Inc.                              475,000       19,665,000
---------------------------------------------------------------------------
Kohl's Corp.(a)                                  1,248,900       61,408,413
===========================================================================
                                                                 81,073,413
===========================================================================

DIVERSIFIED BANKS-1.26%

Bank of America Corp.                            1,125,400       52,882,546
---------------------------------------------------------------------------
Wachovia Corp.                                     640,600       33,695,560
===========================================================================
                                                                 86,578,106
===========================================================================

DIVERSIFIED CHEMICALS-0.83%

Dow Chemical Co. (The)                           1,157,400       57,302,874
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

Cendant Corp.                                    3,776,200       88,287,556
===========================================================================

ELECTRIC UTILITIES-0.49%

FPL Group, Inc.                                    450,200       33,652,450
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Emerson Electric Co.                               485,200       34,012,520
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-(CONTINUED)

Rockwell Automation, Inc.                          740,000   $   36,667,000
===========================================================================
                                                                 70,679,520
===========================================================================

ENVIRONMENTAL SERVICES-1.90%

Waste Management, Inc.                           4,364,300      130,667,142
===========================================================================

FOOD RETAIL-1.99%

Kroger Co. (The)(a)                              6,094,900      106,904,546
---------------------------------------------------------------------------
Safeway Inc.(a)                                  1,484,300       29,300,082
===========================================================================
                                                                136,204,628
===========================================================================

FOOTWEAR-0.76%

NIKE, Inc.-Class B                                 575,000       52,146,750
===========================================================================

GENERAL MERCHANDISE STORES-1.34%

Target Corp.                                     1,764,100       91,609,713
===========================================================================

HEALTH CARE DISTRIBUTORS-1.64%

Cardinal Health, Inc.                            1,297,000       75,420,550
---------------------------------------------------------------------------
McKesson Corp.                                   1,170,000       36,808,200
===========================================================================
                                                                112,228,750
===========================================================================

HEALTH CARE EQUIPMENT-1.50%

Baxter International Inc.                        1,010,000       34,885,400
---------------------------------------------------------------------------
Becton, Dickinson & Co.                            700,000       39,760,000
---------------------------------------------------------------------------
Waters Corp.(a)                                    600,000       28,074,000
===========================================================================
                                                                102,719,400
===========================================================================

HEALTH CARE FACILITIES-0.56%

HCA, Inc.                                          960,000       38,361,600
===========================================================================

HEALTH CARE SERVICES-0.46%

IMS Health Inc.                                    321,100        7,452,731
---------------------------------------------------------------------------
Quest Diagnostics Inc.                             250,000       23,887,500
===========================================================================
                                                                 31,340,231
===========================================================================

HEALTH CARE SUPPLIES-0.45%

Alcon Inc. (Switzerland)                           385,000       31,031,000
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.34%

Starwood Hotels & Resorts Worldwide, Inc.          399,300       23,319,120
===========================================================================

HOUSEHOLD PRODUCTS-1.19%

Kimberly-Clark Corp.                               592,300       38,979,263
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                         775,000       42,687,000
===========================================================================
                                                                 81,666,263
===========================================================================

HOUSEWARES & SPECIALTIES-0.28%

Fortune Brands, Inc.                               250,000       19,295,000
===========================================================================

HYPERMARKETS & SUPER CENTERS-0.39%

Costco Wholesale Corp.                             550,000       26,625,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-4.90%

General Electric Co.                             2,888,500   $  105,430,250
---------------------------------------------------------------------------
Textron Inc.                                       250,000       18,450,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                5,940,300      212,306,322
===========================================================================
                                                                336,186,572
===========================================================================

INDUSTRIAL MACHINERY-2.07%

Danaher Corp.                                      670,000       38,464,700
---------------------------------------------------------------------------
Dover Corp.                                      1,086,700       45,576,198
---------------------------------------------------------------------------
Eaton Corp.                                        325,000       23,517,000
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           370,000       34,291,600
===========================================================================
                                                                141,849,498
===========================================================================

INTEGRATED OIL & GAS-3.79%

Amerada Hess Corp.                                 579,420       47,732,620
---------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                      1,406,900       82,162,960
---------------------------------------------------------------------------
ChevronTexaco Corp.                                633,200       33,249,332
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,244,700       63,803,322
---------------------------------------------------------------------------
Murphy Oil Corp.                                   406,700       32,719,015
===========================================================================
                                                                259,667,249
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.49%

ALLTEL Corp.                                       577,200       33,916,272
===========================================================================

INTERNET RETAIL-0.95%

eBay Inc.(a)                                       265,000       30,814,200
---------------------------------------------------------------------------
IAC/InterActiveCorp(a)(c)                        1,235,400       34,121,748
===========================================================================
                                                                 64,935,948
===========================================================================

INTERNET SOFTWARE & SERVICES-0.60%

Yahoo! Inc.(a)                                   1,100,000       41,448,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.42%

Goldman Sachs Group, Inc. (The)                    300,000       31,212,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          649,700       38,832,569
---------------------------------------------------------------------------
Morgan Stanley                                   1,723,100       95,666,512
===========================================================================
                                                                165,711,081
===========================================================================

IT CONSULTING & OTHER SERVICES-1.22%

Accenture Ltd.-Class A (Bermuda)(a)              3,099,500       83,686,500
===========================================================================

LIFE & HEALTH INSURANCE-0.54%

Prudential Financial, Inc.                         672,900       36,982,584
===========================================================================

MANAGED HEALTH CARE-1.94%

Aetna Inc.                                         250,000       31,187,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.                            515,000       45,335,450
---------------------------------------------------------------------------
WellPoint Inc.(a)                                  492,800       56,672,000
===========================================================================
                                                                133,194,950
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MOTORCYCLE MANUFACTURERS-0.39%

Harley-Davidson, Inc.                              440,000   $   26,730,000
===========================================================================

MOVIES & ENTERTAINMENT-0.79%

Walt Disney Co. (The)                            1,940,000       53,932,000
===========================================================================

MULTI-LINE INSURANCE-0.45%

Hartford Financial Services Group, Inc. (The)      450,000       31,189,500
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.46%

Dominion Resources, Inc.                           462,000       31,295,880
===========================================================================

OFFICE ELECTRONICS-1.32%

Xerox Corp.(a)                                   5,319,300       90,481,293
===========================================================================

OIL & GAS DRILLING-1.71%

GlobalSantaFe Corp. (Cayman Islands)             1,158,000       38,341,380
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               661,600       33,933,464
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)              1,060,000       44,933,400
===========================================================================
                                                                117,208,244
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.88%

Baker Hughes Inc.                                1,089,000       46,467,630
---------------------------------------------------------------------------
BJ Services Co.                                    716,000       33,322,640
---------------------------------------------------------------------------
Halliburton Co.                                  1,280,000       50,227,200
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    548,000       36,688,600
---------------------------------------------------------------------------
Smith International, Inc.(a)                       570,750       31,054,507
===========================================================================
                                                                197,760,577
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.29%

Citigroup Inc.                                   2,070,400       99,751,872
---------------------------------------------------------------------------
JPMorgan Chase & Co.                             1,464,000       57,110,640
===========================================================================
                                                                156,862,512
===========================================================================

PACKAGED FOODS & MEATS-3.98%

Campbell Soup Co.                                1,632,700       48,801,403
---------------------------------------------------------------------------
General Mills, Inc.                              2,170,600      107,900,526
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         2,277,400       81,098,214
---------------------------------------------------------------------------
Sara Lee Corp.                                   1,453,300       35,082,662
===========================================================================
                                                                272,882,805
===========================================================================

PAPER PRODUCTS-0.68%

Georgia-Pacific Corp.                            1,223,000       45,838,040
---------------------------------------------------------------------------
Neenah Paper, Inc.(a)(c)                            17,948          585,105
===========================================================================
                                                                 46,423,145
===========================================================================

PERSONAL PRODUCTS-1.08%

Estee Lauder Cos. Inc. (The)-Class A               565,000       25,860,050
---------------------------------------------------------------------------
Gillette Co. (The)                               1,075,000       48,138,500
===========================================================================
                                                                 73,998,550
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

PHARMACEUTICALS-9.23%

Bristol-Myers Squibb Co.                         1,887,800   $   48,365,436
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     1,510,000       67,738,600
---------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)         1,651,100       78,245,629
---------------------------------------------------------------------------
Johnson & Johnson                                1,472,400       93,379,608
---------------------------------------------------------------------------
Merck & Co. Inc.                                 2,708,600       87,054,404
---------------------------------------------------------------------------
Pfizer Inc.                                      1,572,700       42,289,903
---------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                         936,600       74,731,005
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,745,400       52,117,644
---------------------------------------------------------------------------
Wyeth                                            2,091,300       89,068,467
===========================================================================
                                                                632,990,696
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.75%

ACE Ltd. (Cayman Islands)                        2,285,900       97,722,225
---------------------------------------------------------------------------
Allstate Corp. (The)                               400,000       20,688,000
---------------------------------------------------------------------------
Chubb Corp. (The)                                  450,000       34,605,000
---------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                956,100       35,442,627
===========================================================================
                                                                188,457,852
===========================================================================

PUBLISHING-1.74%

Gannett Co., Inc.                                  519,600       42,451,320
---------------------------------------------------------------------------
New York Times Co. (The)-Class A                   815,200       33,260,160
---------------------------------------------------------------------------
Tribune Co.                                      1,030,000       43,404,200
===========================================================================
                                                                119,115,680
===========================================================================

RAILROADS-1.12%

Norfolk Southern Corp.                             960,200       34,749,638
---------------------------------------------------------------------------
Union Pacific Corp.                                621,200       41,775,700
===========================================================================
                                                                 76,525,338
===========================================================================

REGIONAL BANKS-0.94%

BB&T Corp.                                         819,000       34,438,950
---------------------------------------------------------------------------
SunTrust Banks, Inc.                               405,400       29,950,952
===========================================================================
                                                                 64,389,902
===========================================================================

RESTAURANTS-1.24%

McDonald's Corp.                                 1,250,000       40,075,000
---------------------------------------------------------------------------
Yum! Brands, Inc.                                  950,000       44,821,000
===========================================================================
                                                                 84,896,000
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.51%

Applied Materials, Inc.(a)                       2,030,000       34,713,000
===========================================================================

SEMICONDUCTORS-2.55%

Analog Devices, Inc.                             1,744,200       64,395,864
---------------------------------------------------------------------------
Intel Corp.                                      1,881,800       44,015,302
---------------------------------------------------------------------------
National Semiconductor Corp.                     1,994,700       35,804,865
---------------------------------------------------------------------------
Xilinx, Inc.                                     1,030,600       30,557,290
===========================================================================
                                                                174,773,321
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


SOFT DRINKS-0.88%

Coca-Cola Co. (The)                                800,000   $   33,304,000
---------------------------------------------------------------------------
PepsiCo, Inc.                                      525,000       27,405,000
===========================================================================
                                                                 60,709,000
===========================================================================

SPECIALTY STORES-0.33%

Staples, Inc.                                      670,000       22,585,700
===========================================================================

SYSTEMS SOFTWARE-4.73%

Adobe Systems Inc.                                 350,000       21,959,000
---------------------------------------------------------------------------
Computer Associates International, Inc.          3,772,700      117,180,062
---------------------------------------------------------------------------
Microsoft Corp.                                  3,795,200      101,369,792
---------------------------------------------------------------------------
Oracle Corp.(a)                                  2,450,000       33,614,000
---------------------------------------------------------------------------
Symantec Corp.(a)                                1,950,000       50,232,000
===========================================================================
                                                                324,354,854
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.66%

Countrywide Financial Corp.                        365,000       13,508,650
---------------------------------------------------------------------------
Fannie Mae                                         911,500       64,907,915
---------------------------------------------------------------------------
Washington Mutual, Inc.                            832,400       35,193,872
===========================================================================
                                                                113,610,437
===========================================================================
Total Common Stocks & Other Equity Interests
  (Cost $5,683,380,702)                                       6,629,977,914
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-3.47%

Liquid Assets Portfolio-Institutional
  Class(d)                                     119,054,041   $  119,054,041
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    119,054,041      119,054,041
===========================================================================
    Total Money Market Funds (Cost
      $238,108,082)                                             238,108,082
===========================================================================
TOTAL INVESTMENTS-100.17% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,921,488,784)                                             6,868,085,996
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.40%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   27,306,920       27,306,920
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $27,306,920)                                         27,306,920
===========================================================================
TOTAL INVESTMENTS-100.57% (Cost
  $5,948,795,704)                                             6,895,392,916
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.57%)                           (39,241,056)
===========================================================================
NET ASSETS-100.00%                                           $6,856,151,860
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $126,371,585, which represented 1.83% of the Fund's Total Investments. See
    Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $5,683,380,702)*                           $ 6,629,977,914
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $265,415,002)                      265,415,002
============================================================
  Total investments (cost $5,948,795,704)      6,895,392,916
____________________________________________________________
============================================================
Foreign currencies, at market value (cost
  $314)                                                  327
------------------------------------------------------------
Receivables for:
  Investments sold                                30,095,164
------------------------------------------------------------
  Fund shares sold                                   876,506
------------------------------------------------------------
  Dividends                                       11,615,984
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  570,984
------------------------------------------------------------
Other assets                                          66,109
============================================================
  Total assets                                 6,938,617,990
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           10,619,597
------------------------------------------------------------
  Fund shares reacquired                          37,448,126
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,267,901
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        27,306,920
------------------------------------------------------------
Accrued distribution fees                          2,923,342
------------------------------------------------------------
Accrued transfer agent fees                        2,446,786
------------------------------------------------------------
Accrued operating expenses                           453,458
============================================================
  Total liabilities                               82,466,130
============================================================
Net assets applicable to shares outstanding  $ 6,856,151,860
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $10,092,375,074
------------------------------------------------------------
Undistributed net investment income                 (788,589)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                       (4,182,032,090)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              946,597,465
============================================================
                                             $ 6,856,151,860
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 4,225,191,623
____________________________________________________________
============================================================
Class B                                      $ 2,315,118,550
____________________________________________________________
============================================================
Class C                                      $   312,034,903
____________________________________________________________
============================================================
Class R                                      $       831,863
____________________________________________________________
============================================================
Institutional Class                          $     2,974,921
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          427,648,250
____________________________________________________________
============================================================
Class B                                          252,665,016
____________________________________________________________
============================================================
Class C                                           34,026,511
____________________________________________________________
============================================================
Class R                                               84,630
____________________________________________________________
============================================================
Institutional Class                                  298,926
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.88
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.88 divided by
      94.50%)                                $         10.46
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          9.16
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          9.17
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.83
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.95
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $26,012,960 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $994,634)        $ 125,438,615
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $403,714*)                         3,358,823
---------------------------------------------------------------------------
Interest                                                             98,725
===========================================================================
  Total investment income                                       128,896,163
===========================================================================

EXPENSES:

Advisory fees                                                    49,234,296
---------------------------------------------------------------------------
Administrative services fees                                        725,065
---------------------------------------------------------------------------
Custodian fees                                                      600,725
---------------------------------------------------------------------------
Distribution fees:

  Class A                                                        11,551,335
---------------------------------------------------------------------------
  Class B                                                        28,505,751
---------------------------------------------------------------------------
  Class C                                                         3,624,154
---------------------------------------------------------------------------
  Class R                                                             3,593
---------------------------------------------------------------------------
Transfer agent fees--Class A,B,C,R & Institutional               26,056,032
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                              225,306
---------------------------------------------------------------------------
Other                                                             3,640,523
===========================================================================
  Total expenses                                                124,166,780
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (1,766,556)
===========================================================================
  Net expenses                                                  122,400,224
===========================================================================
Net investment income                                             6,495,939
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         528,077,046
---------------------------------------------------------------------------
  Foreign currencies                                               (259,491)
---------------------------------------------------------------------------
  Futures contracts                                              15,858,268
===========================================================================
                                                                543,675,823
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (222,461,581)
---------------------------------------------------------------------------
  Foreign currencies                                                (17,361)
---------------------------------------------------------------------------
  Futures contracts                                             (11,022,800)
===========================================================================
                                                               (233,501,742)
===========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             310,174,081
===========================================================================
Net increase in net assets resulting from operations          $ 316,670,020
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004               2003
------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                $     6,495,939    $   (25,735,883)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                                543,675,823       (519,632,972)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (233,501,742)     2,505,788,002
================================================================================================
    Net increase in net assets resulting from operations          316,670,020      1,960,419,147
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (6,005,272)                --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 (28,013)                --
================================================================================================
    Decrease in net assets resulting from distributions            (6,033,285)                --
================================================================================================
Share transactions-net:
  Class A                                                      (1,093,570,069)      (586,536,341)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,396,211,918)    (1,467,119,888)
------------------------------------------------------------------------------------------------
  Class C                                                        (134,394,245)      (101,720,007)
------------------------------------------------------------------------------------------------
  Class R                                                             137,938            318,566
------------------------------------------------------------------------------------------------
  Institutional Class                                                 603,693           (625,385)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (2,623,434,601)    (2,155,683,055)
================================================================================================
    Net increase (decrease) in net assets                      (2,312,797,866)      (195,263,908)
================================================================================================

NET ASSETS:

  Beginning of year                                             9,168,949,726      9,364,213,634
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(788,589) and $(990,003), respectively)        $ 6,856,151,860    $ 9,168,949,726
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $150 million, plus 0.615% of the next $4.85 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $770,935.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $885,101 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $725,065 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $26,056,032 for Class A, Class B, Class C, Class R and Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $11,551,335, $28,505,751, $3,624,154 and
$3,593, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $388,971 in front-end sales commissions from the sale of Class A shares and $6,192, $241,988, $19,556 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND
FUND                      12/31/2003        AT COST             SALES         (DEPRECIATION)      12/31/04        INCOME
--------------------------------------------------------------------------------------------------------------------------
Liquid Asset Portfolio-
  Institutional Class    $149,855,268    $1,520,793,513    $(1,551,594,740)    $         --     $119,054,041    $1,488,808
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class    149,855,268      1,520,793,513    (1,551,594,740)               --     119,054,041      1,466,301
==========================================================================================================================
  Subtotal               $299,710,536    $3,041,587,026    $(3,103,189,480)    $         --     $238,108,082    $2,955,109
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
Liquid Asset Portfolio-
  Institutional Class    $         --
-----------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================
  Subtotal               $         --
=======================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND
FUND                      12/31/2003        AT COST             SALES         (DEPRECIATION)      12/31/04       INCOME*
--------------------------------------------------------------------------------------------------------------------------
Liquid Asset Portfolio-
  Institutional Class    $119,778,490    $  649,658,610    $ (769,437,100)     $         --     $        --     $  315,099
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class             --        300,579,793      (273,272,873)               --      27,306,920         88,615
==========================================================================================================================
  Subtotal               $119,778,490    $  950,238,403    $(1,042,709,973)    $         --     $27,306,920     $  403,714
==========================================================================================================================
  Total                  $419,489,026    $3,991,825,429    $(4,145,899,453)    $         --     $265,415,002    $3,358,823
__________________________________________________________________________________________________________________________
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
Liquid Asset Portfolio-
  Institutional Class    $         --
-----------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================
  Subtotal               $         --
=======================
  Total                  $         --
_______________________
=======================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $208,839,267 and $151,062,573, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $108,971 and credits in custodian fees of $1,549 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $110,520.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $21,824 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $26,012,960 were on loan to brokers. The loans were secured by cash collateral of $27,306,920 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $403,714 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $6,033,285    $         --
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
-------------------------------------------------------------------------------
Undistributed ordinary income                                   $       239,299
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                              924,089,426
-------------------------------------------------------------------------------
Temporary book/tax differences                                       (1,121,639)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (4,159,430,300)
-------------------------------------------------------------------------------
Shares of beneficial interest                                    10,092,375,074
===============================================================================
Total net assets                                                $ 6,856,151,860
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and return of capital distributions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $253.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and return of capital distributions.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $4,144,170,085 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $543,143,350 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
----------------------------------------------------------------------------------
December 31, 2009                                                 $1,147,080,694
----------------------------------------------------------------------------------
December 31, 2010                                                  2,279,293,105
----------------------------------------------------------------------------------
December 31, 2011                                                    733,056,501
==================================================================================
Total capital loss carryforward                                   $4,159,430,300
__________________________________________________________________________________
==================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Premier Equity II Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $6,524,651,967 and $9,092,451,785, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,060,577,425
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (136,488,252)
==============================================================================
Net unrealized appreciation of investment securities            $  924,089,173
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $5,971,303,743.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income (loss) was decreased by $261,240, undistributed net realized gain (loss) was increased by $281,979 and shares of beneficial interest decreased by $20,739. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2004                               2003
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       19,026,912    $   177,793,866      39,598,262    $   320,765,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        7,798,250         67,922,205      13,786,253        105,078,641
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,961,009         17,069,552       3,249,627         24,835,033
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           39,878            369,677          89,985            704,135
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              276,850          2,558,155              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          550,080          5,357,824              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                2,565             25,160              --                 --
================================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                               --                 --       2,782,677         24,469,013
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,838,877         31,511,253
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --       1,461,575         11,994,377
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       64,231,883        602,604,466      77,425,211        643,745,569
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (69,041,635)      (602,604,466)    (82,660,881)      (643,745,569)
================================================================================================================================
Reacquired:
  Class A                                                     (201,673,468)    (1,879,326,225)   (192,041,009)    (1,575,516,546)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (99,213,876)      (861,529,657)   (126,732,034)      (959,964,213)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (17,405,960)      (151,463,797)    (18,159,353)      (138,549,417)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (24,986)          (231,739)        (47,869)          (385,569)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (205,058)        (1,979,622)        (74,164)          (625,385)
================================================================================================================================
                                                              (293,677,556)   $(2,623,434,601)   (277,482,843)   $(2,155,683,055)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell the Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Premier Equity II Fund pursuant to a plan of reorganization approved by AIM Premier Equity II Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,083,129 shares of the Fund for 12,162,356 shares of AIM Premier Equity II Fund outstanding as of the close of business November 21, 2003. AIM Premier Equity II Fund net assets at that date of $67,974,643 including $(5,277,895) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,817,104,791.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004             2003          2002          2001        2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     9.38       $     7.51    $    10.87    $    12.51   $     16.28
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.04(b)(c)       0.01(b)      (0.01)(b)     (0.00)        (0.04)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.47             1.86         (3.35)        (1.63)        (2.42)
================================================================================================================================
    Total from investment operations                             0.51             1.87         (3.36)        (1.63)        (2.46)
================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.01)              --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --            --         (0.01)        (1.31)
================================================================================================================================
    Total distributions                                         (0.01)              --            --         (0.01)        (1.31)
================================================================================================================================
Net asset value, end of period                             $     9.88       $     9.38    $     7.51    $    10.87   $     12.51
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                                  5.48%           24.90%       (30.91)%      (12.99)%      (14.95)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $4,225,192       $5,116,444    $4,642,361    $8,502,699   $11,223,504
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.26%(e)         1.26%         1.17%         1.08%         1.00%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.28%(e)         1.27%         1.19%         1.12%         1.04%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         0.39%(c)(e)       0.07%       (0.08)%       (0.03)%       (0.11)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            86%              37%           36%           38%           67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $0.03 and 0.24% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of 4,620,534,125.

                                                                                          CLASS B
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004             2003          2002          2001        2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     8.75       $     7.07    $    10.30    $    11.94   $     15.73
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(b)(c)      (0.05)(b)      (0.07)(b)   (0.09)        (0.31)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.44             1.73         (3.16)        (1.54)        (2.17)
================================================================================================================================
    Total from investment operations                             0.41             1.68         (3.23)        (1.63)        (2.48)
================================================================================================================================
Less distributions from net realized gains                         --               --            --         (0.01)        (1.31)
================================================================================================================================
Net asset value, end of period                             $     9.16       $     8.75    $     7.07    $    10.30   $     11.94
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                                  4.69%           23.76%       (31.36)%      (13.61)%      (15.65)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $2,315,119       $3,616,395    $4,274,489    $9,186,980   $12,491,366
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.01%(e)         2.01%         1.92%         1.84%         1.77%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.03%(e)         2.02%         1.94%         1.88%         1.81%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.36)%(c)(e)      (0.68)%      (0.84)%      (0.79)%       (0.89)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            86%              37%           36%           38%           67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $2,850,575,141.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2004             2003        2002        2001       2000(A)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.76         $   7.07    $  10.31    $  11.95    $    15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(b)(c)     (0.05)(b)    (0.07)(b)    (0.09)      (0.31)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.44             1.74       (3.17)      (1.54)        (2.17)
=============================================================================================================================
    Total from investment operations                              0.41             1.69       (3.24)      (1.63)        (2.48)
=============================================================================================================================
Less distributions from net realized gains                          --               --          --       (0.01)        (1.31)
=============================================================================================================================
Net asset value, end of period                                $   9.17         $   8.76    $   7.07    $  10.31    $    11.95
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(d)                                                   4.68%           23.90%     (31.43)%    (13.60)%      (15.62)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $312,035         $433,332    $444,901    $943,211    $1,262,192
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.01%(e)         2.01%       1.92%       1.84%         1.77%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.03%(e)         2.02%       1.94%       1.88%         1.81%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.36)%(c)(e)    (0.68)%     (0.84)%     (0.79)%       (0.88)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             86%              37%         36%         38%           67%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $362,415,401.

                                                                              CLASS R
                                                              ---------------------------------------
                                                                                        JUNE 3, 2002
                                                                    YEAR ENDED           (DATE SALES
                                                                   DECEMBER 31,         COMMENCED) TO
                                                              ----------------------    DECEMBER 31,
                                                              2004             2003         2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.34           $ 7.50       $  9.16
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.01(a)(b)       (0.01)(a)      (0.02)(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.48              1.85         (1.64)
=====================================================================================================
    Total from investment operations                          0.49              1.84         (1.66)
=====================================================================================================
Net asset value, end of period                                $9.83           $ 9.34       $  7.50
_____________________________________________________________________________________________________
=====================================================================================================
Total return(c)                                               5.25%            24.53%       (18.12)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $832            $  651       $   207
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.51%(d)          1.51%         1.48%(e)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.53%(d)          1.52%         1.50%(e)
=====================================================================================================
Ratio of net investment income (loss) to average net assets   0.14%(b)(d)      (0.18)%       (0.40)%(e)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                      86%               37%           36%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.00) and (0.01)% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $718,550.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                           MARCH 15,
                                                                                             2002
                                                                    YEAR ENDED            (DATE SALES
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              -----------------------    DECEMBER 31,
                                                               2004             2003         2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.47           $ 7.55       $10.66
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.10(a)(b)       0.05(a)      0.03(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.47             1.87        (3.14)
======================================================================================================
    Total from investment operations                            0.57             1.92        (3.11)
======================================================================================================
Less distributions from net realized gains                     (0.09)              --           --
======================================================================================================
Net asset value, end of period                                $ 9.95           $ 9.47       $ 7.55
______________________________________________________________________________________________________
======================================================================================================
Total return(c)                                                 6.06%           25.43%      (29.17)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,975           $2,127       $2,255
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.58%(d)         0.71%        0.66%(e)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.60%(d)         0.72%        0.68%(e)
======================================================================================================
Ratio of net investment income to average net assets            1.07%(b)(d)      0.62%        0.42%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                        86%              37%          36%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.09 and 0.92% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,244,088.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Select Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.83%

ADVERTISING-1.96%

Harte-Hanks, Inc.                                  36,000   $    935,280
------------------------------------------------------------------------
Interpublic Group of Cos., Inc. (The)(a)(b)       345,100      4,624,340
------------------------------------------------------------------------
Omnicom Group Inc.                                 43,300      3,651,056
========================================================================
                                                               9,210,676
========================================================================

AEROSPACE & DEFENSE-0.59%

Rockwell Collins, Inc.                             21,900        863,736
------------------------------------------------------------------------
United Technologies Corp.                          18,300      1,891,305
========================================================================
                                                               2,755,041
========================================================================

AIR FREIGHT & LOGISTICS-0.34%

EGL, Inc.(a)                                       17,700        529,053
------------------------------------------------------------------------
Expeditors International of Washington, Inc.       19,000      1,061,720
========================================================================
                                                               1,590,773
========================================================================

APPAREL RETAIL-2.85%

Gap, Inc. (The)                                   231,600      4,891,392
------------------------------------------------------------------------
Genesco Inc.(a)                                    32,800      1,021,392
------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.(a)(b)                 41,250      1,167,375
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    106,400      3,400,544
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             46,100      1,026,186
------------------------------------------------------------------------
TJX Cos., Inc. (The)                               76,200      1,914,906
========================================================================
                                                              13,421,795
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.46%

Coach, Inc.(a)                                     64,000      3,609,600
------------------------------------------------------------------------
Liz Claiborne, Inc.                                27,800      1,173,438
------------------------------------------------------------------------
V. F. Corp.                                        37,800      2,093,364
========================================================================
                                                               6,876,402
========================================================================

APPLICATION SOFTWARE-1.50%

ANSYS, Inc.(a)                                     53,000      1,699,180
------------------------------------------------------------------------
Intuit Inc.(a)                                     25,000      1,100,250
------------------------------------------------------------------------
MICROS Systems, Inc.(a)                            19,300      1,506,558
------------------------------------------------------------------------
NAVTEQ Corp.(a)                                    34,900      1,617,964
------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A              42,100      1,116,071
========================================================================
                                                               7,040,023
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.85%

Affiliated Managers Group, Inc.(a)(b)              84,150      5,700,321
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ASSET MANAGEMENT & CUSTODY BANKS-(CONTINUED)

Bank of New York Co., Inc. (The)                   89,300      2,984,406
========================================================================
                                                               8,684,727
========================================================================

BIOTECHNOLOGY-0.43%

Invitrogen Corp.(a)                                30,000   $  2,013,900
========================================================================

BUILDING PRODUCTS-2.03%

American Standard Cos. Inc.(a)                     97,100      4,012,172
------------------------------------------------------------------------
Masco Corp.                                       152,300      5,563,519
========================================================================
                                                               9,575,691
========================================================================

CASINOS & GAMING-1.30%

Penn National Gaming, Inc.(a)                      44,000      2,664,200
------------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                  53,900      1,284,976
------------------------------------------------------------------------
Shuffle Master, Inc.(a)(b)                         46,500      2,190,150
========================================================================
                                                               6,139,326
========================================================================

COMMUNICATIONS EQUIPMENT-1.35%

Avaya Inc.(a)                                      92,000      1,582,400
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                             65,800      1,269,940
------------------------------------------------------------------------
Motorola, Inc.                                     64,700      1,112,840
------------------------------------------------------------------------
Plantronics, Inc.                                  57,100      2,367,937
========================================================================
                                                               6,333,117
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.74%

Best Buy Co., Inc.                                 30,000      1,782,600
------------------------------------------------------------------------
GameStop Corp.-Class A(a)                          75,600      1,690,416
========================================================================
                                                               3,473,016
========================================================================

COMPUTER HARDWARE-1.69%

Dell Inc.(a)                                      166,600      7,020,524
------------------------------------------------------------------------
International Business Machines Corp.               9,600        946,368
========================================================================
                                                               7,966,892
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.22%

PACCAR Inc.                                        13,000      1,046,240
========================================================================

CONSUMER ELECTRONICS-1.41%

Harman International Industries, Inc.              12,700      1,612,900
------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               56,007      1,484,186
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             90,900      3,541,464
========================================================================
                                                               6,638,550
========================================================================

CONSUMER FINANCE-2.79%

American Express Co.                               95,900      5,405,883
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

MBNA Corp.                                        175,700   $  4,952,983
------------------------------------------------------------------------
MoneyGram International, Inc.                     130,500      2,758,770
========================================================================
                                                              13,117,636
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.58%

BISYS Group, Inc. (The)(a)                         81,500      1,340,675
------------------------------------------------------------------------
Ceridian Corp.(a)                                 222,600      4,069,128
------------------------------------------------------------------------
Certegy Inc.                                       71,500      2,540,395
------------------------------------------------------------------------
DST Systems, Inc.(a)                               30,100      1,568,812
------------------------------------------------------------------------
First Data Corp.                                   92,300      3,926,442
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    45,500      1,828,645
------------------------------------------------------------------------
Paychex, Inc.                                      54,800      1,867,584
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      155,700      4,410,981
========================================================================
                                                              21,552,662
========================================================================

DEPARTMENT STORES-0.26%

Nordstrom, Inc.                                    26,100      1,219,653
========================================================================

DIVERSIFIED BANKS-0.79%

Comerica Inc.                                      22,400      1,366,848
------------------------------------------------------------------------
U.S. Bancorp                                       74,600      2,336,472
========================================================================
                                                               3,703,320
========================================================================

DIVERSIFIED CHEMICALS-0.34%

Engelhard Corp.                                    52,900      1,622,443
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.89%

Apollo Group, Inc.-Class A(a)(c)                   36,861      2,975,051
------------------------------------------------------------------------
Cendant Corp.                                     213,000      4,979,940
------------------------------------------------------------------------
Cintas Corp.                                       22,300        978,078
------------------------------------------------------------------------
H&R Block, Inc.                                    26,600      1,303,400
------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                    77,300      1,951,825
------------------------------------------------------------------------
NCO Group, Inc.(a)                                 54,900      1,419,165
========================================================================
                                                              13,607,459
========================================================================

DIVERSIFIED METALS & MINING-0.18%

Compass Minerals International, Inc.               35,100        850,473
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.80%

II-VI Inc.(a)                                      24,000      1,019,760
------------------------------------------------------------------------
Rockwell Automation, Inc.                          55,000      2,725,250
========================================================================
                                                               3,745,010
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.27%

Amphenol Corp.-Class A(a)                          78,600      2,887,764
------------------------------------------------------------------------
FLIR Systems, Inc.(a)                              19,000      1,212,010
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

Mettler-Toledo International Inc.(a)               36,700   $  1,883,077
========================================================================
                                                               5,982,851
========================================================================

ENVIRONMENTAL SERVICES-1.41%

Republic Services, Inc.                            74,800      2,508,792
------------------------------------------------------------------------
Waste Management, Inc.                            138,000      4,131,720
========================================================================
                                                               6,640,512
========================================================================

FOOD RETAIL-1.85%

Kroger Co. (The)(a)                               243,600      4,272,744
------------------------------------------------------------------------
Safeway Inc.(a)                                   225,100      4,443,474
========================================================================
                                                               8,716,218
========================================================================

FOOTWEAR-0.52%

NIKE, Inc.-Class B                                 14,500      1,315,005
------------------------------------------------------------------------
Timberland Co. (The)-Class A(a)                    17,900      1,121,793
========================================================================
                                                               2,436,798
========================================================================

GENERAL MERCHANDISE STORES-0.68%

Dollar General Corp.                               53,400      1,109,118
------------------------------------------------------------------------
Target Corp.                                       40,500      2,103,165
========================================================================
                                                               3,212,283
========================================================================

HEALTH CARE DISTRIBUTORS-1.62%

Cardinal Health, Inc.                              59,300      3,448,295
------------------------------------------------------------------------
McKesson Corp.                                    132,600      4,171,596
========================================================================
                                                               7,619,891
========================================================================

HEALTH CARE EQUIPMENT-4.12%

Bard (C.R.), Inc.                                  44,000      2,815,120
------------------------------------------------------------------------
Becton, Dickinson & Co.                            19,400      1,101,920
------------------------------------------------------------------------
Biomet, Inc.                                      116,000      5,033,240
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(c)         56,900      3,549,422
------------------------------------------------------------------------
Varian Inc.(a)                                     43,600      1,788,036
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    36,400      1,573,936
------------------------------------------------------------------------
Waters Corp.(a)                                    75,100      3,513,929
========================================================================
                                                              19,375,603
========================================================================

HEALTH CARE FACILITIES-1.16%

HCA, Inc.                                          51,700      2,065,932
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B            55,300      2,460,850
------------------------------------------------------------------------
VCA Antech, Inc.(a)                                48,600        952,560
========================================================================
                                                               5,479,342
========================================================================

HEALTH CARE SERVICES-3.02%

Apria Healthcare Group Inc.(a)                     34,800      1,146,660
------------------------------------------------------------------------
Caremark Rx, Inc.(a)                               51,500      2,030,645
------------------------------------------------------------------------
DaVita, Inc.(a)                                    30,400      1,201,712
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HEALTH CARE SERVICES-(CONTINUED)

Express Scripts, Inc.(a)                           37,600   $  2,874,144
------------------------------------------------------------------------
HealthExtras, Inc.(a)                              71,200      1,160,560
------------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                          27,700      1,070,605
------------------------------------------------------------------------
IMS Health Inc.                                   162,200      3,764,662
------------------------------------------------------------------------
Quest Diagnostics Inc.                             10,100        965,055
========================================================================
                                                              14,214,043
========================================================================

HEALTH CARE SUPPLIES-0.43%

Sybron Dental Specialties, Inc.(a)                 56,900      2,013,122
========================================================================

HOME IMPROVEMENT RETAIL-0.32%

Home Depot, Inc. (The)                             34,900      1,491,626
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.62%

Starwood Hotels & Resorts Worldwide, Inc.          49,900      2,914,160
========================================================================

HOUSEHOLD PRODUCTS-0.97%

Procter & Gamble Co. (The)                         83,200      4,582,656
========================================================================

HOUSEWARES & SPECIALTIES-0.85%

Fortune Brands, Inc.                               27,000      2,083,860
------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                   57,200      1,897,896
========================================================================
                                                               3,981,756
========================================================================

INDUSTRIAL CONGLOMERATES-1.50%

Tyco International Ltd. (Bermuda)                 197,100      7,044,354
========================================================================

INDUSTRIAL MACHINERY-1.32%

Danaher Corp.                                      29,400      1,687,854
------------------------------------------------------------------------
Eaton Corp.                                        14,400      1,041,984
------------------------------------------------------------------------
Graco Inc.                                         93,400      3,488,490
========================================================================
                                                               6,218,328
========================================================================

INSURANCE BROKERS-0.87%

Aon Corp.                                         172,300      4,111,078
========================================================================

INTEGRATED OIL & GAS-1.66%

ChevronTexaco Corp.                                25,600      1,344,256
------------------------------------------------------------------------
Exxon Mobil Corp.                                 107,900      5,530,954
------------------------------------------------------------------------
Occidental Petroleum Corp.                         16,100        939,596
========================================================================
                                                               7,814,806
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.31%

CenturyTel, Inc.                                   41,700      1,479,099
========================================================================

INTERNET RETAIL-0.45%

eBay Inc.(a)                                       18,200      2,116,296
========================================================================

INTERNET SOFTWARE & SERVICES-0.30%

Yahoo! Inc.(a)                                     37,600      1,416,768
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-1.35%

Goldman Sachs Group, Inc. (The)                     9,000   $    936,360
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          40,300      2,408,731
------------------------------------------------------------------------
Morgan Stanley                                     54,200      3,009,184
========================================================================
                                                               6,354,275
========================================================================

IT CONSULTING & OTHER SERVICES-0.23%

Acxiom Corp.                                       41,600      1,094,080
========================================================================

LEISURE PRODUCTS-0.43%

Brunswick Corp.                                    41,300      2,044,350
========================================================================

LIFE & HEALTH INSURANCE-0.88%

MetLife, Inc.                                      23,700        960,087
------------------------------------------------------------------------
Prudential Financial, Inc.                         57,900      3,182,184
========================================================================
                                                               4,142,271
========================================================================

MANAGED HEALTH CARE-2.67%

AMERIGROUP Corp.(a)                                17,000      1,286,220
------------------------------------------------------------------------
UnitedHealth Group Inc.                            66,200      5,827,586
------------------------------------------------------------------------
WellChoice Inc.(a)                                 26,100      1,393,740
------------------------------------------------------------------------
WellPoint Inc.(a)                                  35,100      4,036,500
========================================================================
                                                              12,544,046
========================================================================

METAL & GLASS CONTAINERS-1.84%

AptarGroup, Inc.                                   36,400      1,921,192
------------------------------------------------------------------------
Ball Corp.                                         62,400      2,744,352
------------------------------------------------------------------------
Pactiv Corp.(a)                                   158,200      4,000,878
========================================================================
                                                               8,666,422
========================================================================

MOTORCYCLE MANUFACTURERS-0.50%

Harley-Davidson, Inc.                              39,000      2,369,250
========================================================================

MOVIES & ENTERTAINMENT-0.61%

Walt Disney Co. (The)                             103,700      2,882,860
========================================================================

MULTI-LINE INSURANCE-0.17%

Genworth Financial Inc.-Class A                    30,000        810,000
========================================================================

OFFICE SERVICES & SUPPLIES-0.31%

Brady Corp.-Class A                                23,100      1,445,367
========================================================================

OIL & GAS DRILLING-1.58%

Todco-Class A(a)                                   58,000      1,068,360
------------------------------------------------------------------------
Transocean Ltd. (Cayman Islands)(a)(c)            149,700      6,345,783
========================================================================
                                                               7,414,143
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.05%

BJ Services Co.(c)                                 71,300      3,318,302
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Halliburton Co.                                    41,900   $  1,644,156
========================================================================
                                                               4,962,458
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.43%

Anadarko Petroleum Corp.                           21,100      1,367,491
------------------------------------------------------------------------
Barrett (Bill) Corp.(a)                            11,300        361,487
------------------------------------------------------------------------
Comstock Resources, Inc.(a)                        68,000      1,499,400
------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)(c)               33,500      1,612,355
------------------------------------------------------------------------
XTO Energy Inc.                                    52,800      1,868,064
========================================================================
                                                               6,708,797
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.60%

Citigroup Inc.                                    182,000      8,768,760
------------------------------------------------------------------------
JPMorgan Chase & Co.                              209,984      8,191,476
========================================================================
                                                              16,960,236
========================================================================

PACKAGED FOODS & MEATS-0.39%

Flowers Foods, Inc.                                58,200      1,837,956
========================================================================

PAPER PRODUCTS-0.20%

Wausau-Mosinee Paper Corp.                         53,000        946,580
========================================================================

PERSONAL PRODUCTS-0.72%

Estee Lauder Cos. Inc. (The)-Class A               29,500      1,350,215
------------------------------------------------------------------------
Gillette Co. (The)                                 45,700      2,046,446
========================================================================
                                                               3,396,661
========================================================================

PHARMACEUTICALS-1.89%

Johnson & Johnson                                  54,000      3,424,680
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A               30,300      1,063,833
------------------------------------------------------------------------
Wyeth                                             103,600      4,412,324
========================================================================
                                                               8,900,837
========================================================================

PROPERTY & CASUALTY INSURANCE-0.93%

ACE Ltd. (Cayman Islands)                         102,800      4,394,700
========================================================================

REGIONAL BANKS-1.76%

Bank of the Ozarks, Inc.                           20,000        680,600
------------------------------------------------------------------------
East West Bancorp, Inc.                            95,100      3,990,396
------------------------------------------------------------------------
Hibernia Corp.-Class A                             62,800      1,853,228
------------------------------------------------------------------------
Marshall & Ilsley Corp.                            39,300      1,737,060
========================================================================
                                                               8,261,284
========================================================================

RESTAURANTS-1.55%

CBRL Group, Inc.                                   72,600      3,038,310
------------------------------------------------------------------------
Ruby Tuesday, Inc.                                 47,000      1,225,760
------------------------------------------------------------------------
Yum! Brands, Inc.                                  64,400      3,038,392
========================================================================
                                                               7,302,462
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-0.17%

Cabot Microelectronics Corp.(a)                    20,400   $    817,020
========================================================================

SEMICONDUCTORS-0.87%

Freescale Semiconductor Inc.-Class B(a)             7,143        131,145
------------------------------------------------------------------------
Intel Corp.                                       115,500      2,701,545
------------------------------------------------------------------------
Microchip Technology Inc.                          48,000      1,279,680
========================================================================
                                                               4,112,370
========================================================================

SOFT DRINKS-1.26%

PepsiCo, Inc.                                     113,200      5,909,040
========================================================================

SPECIALTY CHEMICALS-0.86%

Albemarle Corp.                                    37,000      1,432,270
------------------------------------------------------------------------
Ecolab Inc.                                        30,000      1,053,900
------------------------------------------------------------------------
Nalco Holding Co.(a)                               80,900      1,579,168
========================================================================
                                                               4,065,338
========================================================================

SPECIALTY STORES-1.02%

Staples, Inc.                                     142,700      4,810,417
========================================================================

SYSTEMS SOFTWARE-4.82%

Adobe Systems Inc.                                 35,300      2,214,722
------------------------------------------------------------------------
Computer Associates International, Inc.           282,600      8,777,556
------------------------------------------------------------------------
Microsoft Corp.                                   182,000      4,861,220
------------------------------------------------------------------------
Oracle Corp.(a)                                   306,500      4,205,180
------------------------------------------------------------------------
Symantec Corp.(a)                                 102,000      2,627,520
========================================================================
                                                              22,686,198
========================================================================

TECHNOLOGY DISTRIBUTORS-0.75%

Global Imaging Systems, Inc.(a)                    59,500      2,350,250
------------------------------------------------------------------------
ScanSource, Inc.(a)(c)                             18,600      1,156,176
========================================================================
                                                               3,506,426
========================================================================

THRIFTS & MORTGAGE FINANCE-3.90%

Doral Financial Corp. (Puerto Rico)(b)            109,200      5,378,100
------------------------------------------------------------------------
Fannie Mae                                         95,000      6,764,950
------------------------------------------------------------------------
MGIC Investment Corp.                              22,500      1,550,475
------------------------------------------------------------------------
Radian Group Inc.                                  41,500      2,209,460
------------------------------------------------------------------------
Washington Mutual, Inc.                            57,500      2,431,100
========================================================================
                                                              18,334,085
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.41%

MSC Industrial Direct Co., Inc.-Class A            54,100      1,946,518
========================================================================

TRUCKING-1.08%

Landstar System, Inc.(a)                           41,700      3,070,788
------------------------------------------------------------------------
Old Dominion Freight Line, Inc.(a)                 31,600      1,099,680
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Overnite Corp.                                     25,000   $    931,000
========================================================================
                                                               5,101,468
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $343,837,044)                          455,774,330
========================================================================

MONEY MARKET FUNDS-3.35%

Liquid Assets Portfolio-Institutional
  Class(d)                                      7,878,327      7,878,327
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     7,878,327      7,878,327
========================================================================
    Total Money Market Funds (Cost
      $15,756,654)                                            15,756,654
========================================================================
TOTAL INVESTMENTS-100.18% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $359,593,698)                471,530,984
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.16%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  10,195,750   $ 10,195,750
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $10,195,750)                                      10,195,750
========================================================================
TOTAL INVESTMENTS-102.34% (Cost $369,789,448)                481,726,734
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.34%)                        (11,036,555)
========================================================================
NET ASSETS-100.00%                                          $470,690,179
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at December 31, 2004.
(c) A portion of this security is subject to call options written. See Note 1F and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which ae an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $343,837,044)*                               $455,774,330
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $25,952,404)                             25,952,404
===========================================================
    Total investments (cost $369,789,448)       481,726,734
===========================================================
Receivables for:
  Investments sold                                  285,375
-----------------------------------------------------------
  Fund shares sold                                  452,947
-----------------------------------------------------------
  Dividends                                         363,785
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               90,092
-----------------------------------------------------------
Other assets                                         15,117
===========================================================
    Total assets                                482,934,050
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          1,370,082
-----------------------------------------------------------
  Options written, at market value (premiums
    received $61,920)                                70,145
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                124,817
-----------------------------------------------------------
  Collateral upon return of securities loaned    10,195,750
-----------------------------------------------------------
Accrued distribution fees                           200,201
-----------------------------------------------------------
Accrued transfer agent fees                         189,169
-----------------------------------------------------------
Accrued operating expenses                           93,707
===========================================================
    Total liabilities                            12,243,871
===========================================================
Net assets applicable to shares outstanding    $470,690,179
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $531,397,021
-----------------------------------------------------------
Undistributed net investment income (loss)         (114,811)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts   (172,521,092)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts               111,929,061
===========================================================
                                               $470,690,179
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $292,680,771
___________________________________________________________
===========================================================
Class B                                        $148,299,721
___________________________________________________________
===========================================================
Class C                                        $ 29,709,687
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          16,582,529
___________________________________________________________
===========================================================
Class B                                           9,400,646
___________________________________________________________
===========================================================
Class C                                           1,886,263
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      17.65
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.65 divided
      by 94.50%)                               $      18.68
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.78
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.75
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $9,951,991 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $15,206)         $ 4,532,260
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $11,193*)                          212,040
=========================================================================
    Total investment income                                     4,744,300
=========================================================================

EXPENSES:

Advisory fees                                                   3,284,662
-------------------------------------------------------------------------
Administrative services fees                                      131,215
-------------------------------------------------------------------------
Custodian fees                                                     48,587
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         708,687
-------------------------------------------------------------------------
  Class B                                                       1,691,392
-------------------------------------------------------------------------
  Class C                                                         309,320
-------------------------------------------------------------------------
Transfer agent fees                                             1,712,470
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             25,993
-------------------------------------------------------------------------
Other                                                             355,800
=========================================================================
    Total expenses                                              8,268,126
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (87,738)
=========================================================================
    Net expenses                                                8,180,388
=========================================================================
Net investment income (loss)                                   (3,436,088)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        43,506,147
-------------------------------------------------------------------------
  Option contracts written                                        503,131
=========================================================================
                                                               44,009,278
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        19,637,060
-------------------------------------------------------------------------
  Option contracts written                                         (8,225)
=========================================================================
                                                               19,628,835
=========================================================================
Net gain from investment securities and option contracts       63,638,113
=========================================================================
Net increase in net assets resulting from operations          $60,202,025
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (3,436,088)   $  (4,907,964)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts and option contracts                               44,009,278       14,119,689
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                              19,628,835      116,271,789
============================================================================================
    Net increase in net assets resulting from operations         60,202,025      125,483,514
============================================================================================
Share transactions-net:
  Class A                                                       (33,113,988)     (29,873,189)
--------------------------------------------------------------------------------------------
  Class B                                                       (69,580,725)     (65,917,432)
--------------------------------------------------------------------------------------------
  Class C                                                        (7,526,304)      (6,917,020)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (110,221,017)    (102,707,641)
============================================================================================
    Net increase (decrease) in net assets                       (50,018,992)      22,775,873
============================================================================================

NET ASSETS:

  Beginning of year                                             520,709,171      497,933,298
============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(114,811) and $(104,405), respectively)        $ 470,690,179    $ 520,709,171
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,147.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $77,679 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $131,215.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $1,712,470. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $708,687, $1,691,392 and $309,320, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $47,026 in front-end sales commissions from the sale of Class A shares and $776, $18,610 and $1,866 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 8,261,408      $ 51,027,829      $ (51,410,910)        $   --         $ 7,878,327     $101,263       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             8,261,408        51,027,829        (51,410,910)            --           7,878,327       99,584           --
==================================================================================================================================
  Subtotal        $16,522,816      $102,055,658      $(102,821,820)        $   --         $15,756,654     $200,847       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $11,874,485      $ 50,207,098      $ (62,081,583)        $   --         $        --     $  6,931       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        29,128,863        (18,933,113)            --          10,195,750        4,262           --
==================================================================================================================================
  Subtotal        $11,874,485      $ 79,335,961      $ (81,014,696)        $   --         $10,195,750     $ 11,193       $   --
==================================================================================================================================
  Total           $28,397,301      $181,391,619      $(183,836,516)        $   --         $25,952,404     $212,040       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $1,008,739 and $1,824,629, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $6,912 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,912.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,757 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $9,951,991 were on loan to brokers. The loans were secured by cash collateral of $10,195,750 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $11,193 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD     CALL OPTION CONTRACTS
                                                              ----------------------
------------------------------------------------------------------------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                  --      $      --
------------------------------------------------------------------------------------
Written                                                         9,699        827,661
------------------------------------------------------------------------------------
Closed                                                           (263)      (107,038)
------------------------------------------------------------------------------------
Exercised                                                      (3,792)      (260,769)
------------------------------------------------------------------------------------
Expired                                                        (4,950)      (397,934)
====================================================================================
End of year                                                       694      $  61,920
____________________________________________________________________________________
====================================================================================

OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               DECEMBER 31,
                                                                                                   2004          UNREALIZED
                                                CONTRACT    STRIKE    NUMBER OF    PREMIUMS       MARKET        APPRECIATION
CALLS                                            MONTH      PRICE     CONTRACTS    RECEIVED       VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
Apollo Group, Inc. -- Class A                    Jan-05     $95.0         60       $ 5,280       $   300          $  4,980
-----------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                  Jan-05      50.0        300        28,699         9,750            18,949
-----------------------------------------------------------------------------------------------------------------------------
Fisher Scientific International Inc.             Jan-05      60.0         80         6,240        23,600           (17,360)
-----------------------------------------------------------------------------------------------------------------------------
ScanSource, Inc.                                 Jan-05      70.0         70         5,510           875             4,635
-----------------------------------------------------------------------------------------------------------------------------
Transocean Ltd.                                  Jan-05      40.0        120        10,560        34,500           (23,940)
-----------------------------------------------------------------------------------------------------------------------------
Ultra Petroleum Corp.                            Jan-05      55.0         64         5,631         1,120             4,511
=============================================================================================================================
Total outstanding options written                                        694       $61,920       $70,145          $ (8,225)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 109,646,596
---------------------------------------------------------------------------
Temporary book/tax differences                                     (114,811)
---------------------------------------------------------------------------
Capital loss carryforward                                      (170,238,627)
---------------------------------------------------------------------------
Shares of beneficial interest                                   531,397,021
===========================================================================
Total net assets                                              $ 470,690,179
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(8,225).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $44,003,152 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $  3,258,555
-----------------------------------------------------------------------------
December 31, 2010                                                120,187,758
-----------------------------------------------------------------------------
December 31, 2011                                                 46,792,314
=============================================================================
Total capital loss carryforward                                 $170,238,627
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $180,611,015 and $294,526,455, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $119,117,730
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,462,909)
==============================================================================
Net unrealized appreciation of investment securities             $109,654,821
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $372,071,913.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of partnership income and net operating losses, on December 31, 2004, undistributed net investment income was increased by $3,425,682, undistributed net realized gain (loss) was decreased by $6,126 and shares of beneficial interest decreased by $3,419,556. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,604,107    $  25,910,160     1,879,248    $  24,704,966
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        824,169       11,973,132     1,110,183       13,223,360
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        400,935        5,803,543       507,573        6,077,786
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      2,267,898       36,759,445     2,268,563       30,491,869
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,527,551)     (36,759,445)   (2,511,307)     (30,491,869)
========================================================================================================================
Reacquired:
  Class A                                                     (5,935,445)     (95,783,593)   (6,444,289)     (85,070,024)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,094,338)     (44,794,412)   (4,176,762)     (48,648,923)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (924,673)     (13,329,847)   (1,100,332)     (12,994,806)
========================================================================================================================
                                                              (7,384,898)   $(110,221,017)   (8,467,123)   $(102,707,641)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2004             2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.50         $  11.97      $  17.00      $  22.88     $  26.23
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)(b)     (0.09)(a)     (0.06)(a)     (0.08)(a)    (0.01)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.21             3.62         (4.97)        (5.79)       (0.44)
================================================================================================================================
    Total from investment operations                              2.15             3.53         (5.03)        (5.87)       (0.45)
================================================================================================================================
Less distributions from net realized gains                          --               --            --         (0.01)       (2.90)
================================================================================================================================
Net asset value, end of period                                $  17.65         $  15.50      $  11.97      $  17.00     $  22.88
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  13.87%           29.49%       (29.59)%      (25.64)%      (1.77)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $292,681         $288,976      $250,666      $396,779     $532,042
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           1.38%(d)(e)      1.47%         1.32%         1.24%        1.07%
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.40)%(b)(d)    (0.65)%       (0.45)%       (0.45)%      (0.02)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             38%              69%           86%          117%          56%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $283,474,706.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.40%.

                                                                                            CLASS B
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2004             2003          2002          2001         2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.96         $  10.86      $  15.54      $  21.07     $  24.57
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)(b)     (0.17)(a)     (0.16)(a)     (0.20)(a)    (0.22)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.99             3.27         (4.52)        (5.32)       (0.38)
================================================================================================================================
    Total from investment operations                              1.82             3.10         (4.68)        (5.52)       (0.60)
================================================================================================================================
Less distributions from net realized gains                          --               --            --         (0.01)       (2.90)
================================================================================================================================
Net asset value, end of period                                $  15.78         $  13.96      $  10.86      $  15.54     $  21.07
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  13.04%           28.55%       (30.12)%      (26.19)%      (2.50)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $148,300         $198,148      $214,709      $432,002     $661,445
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           2.13%(d)(e)      2.22%         2.07%         2.00%        1.84%
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.15)%(b)(d)    (1.40)%       (1.20)%       (1.21)%      (0.80)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             38%              69%           86%          117%          56%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $169,139,193.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                               2004            2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.94         $ 10.84      $ 15.52      $ 21.05      $ 24.55
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)(b)    (0.17)(a)    (0.16)(a)    (0.20)(a)    (0.22)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.98            3.27        (4.52)       (5.32)       (0.38)
============================================================================================================================
    Total from investment operations                             1.81            3.10        (4.68)       (5.52)       (0.60)
============================================================================================================================
Less distributions from net realized gains                         --              --           --        (0.01)       (2.90)
============================================================================================================================
Net asset value, end of period                                $ 15.75         $ 13.94      $ 10.84      $ 15.52      $ 21.05
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                 12.98%          28.60%      (30.15)%     (26.21)%      (2.50)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $29,710         $33,585      $32,558      $59,112      $71,989
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.13%(d)(e)     2.22%        2.07%        2.00%        1.84%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.15)%(b)(d)   (1.40)%      (1.20)%      (1.21)%      (0.80)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            38%             69%          86%         117%          56%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned by Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $30,931,985.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;

(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTEREST-99.21%

ADVERTISING-1.22%

R.H. Donnelley Corp.(a)                             99,700   $  5,887,285
=========================================================================

AEROSPACE & DEFENSE-2.01%

Alliant Techsystems Inc.(a)                         75,900      4,962,342
-------------------------------------------------------------------------
Curtiss-Wright Corp.                                81,800      4,696,138
=========================================================================
                                                                9,658,480
=========================================================================

AIR FREIGHT & LOGISTICS-2.26%

EGL, Inc.(a)                                       153,000      4,573,170
-------------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)                92,900      6,319,058
=========================================================================
                                                               10,892,228
=========================================================================

ALUMINUM-0.49%

Century Aluminum Co.(a)                             90,000      2,363,400
=========================================================================

APPAREL RETAIL-6.15%

Aeropostale, Inc.(a)                               152,850      4,498,375
-------------------------------------------------------------------------
Cache, Inc.(a)                                     347,250      6,257,445
-------------------------------------------------------------------------
Finish Line, Inc. (The)-Class A                    151,400      2,770,620
-------------------------------------------------------------------------
Genesco Inc.(a)                                    177,200      5,518,008
-------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     159,200      5,088,032
-------------------------------------------------------------------------
Stage Stores, Inc.(a)                              131,700      5,468,184
=========================================================================
                                                               29,600,664
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.27%

Quiksilver, Inc.(a)                                205,300      6,115,887
=========================================================================

APPLICATION SOFTWARE-6.45%

Altiris, Inc.(a)                                    73,900      2,618,277
-------------------------------------------------------------------------
ANSYS, Inc.(a)                                      99,000      3,173,940
-------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                        120,700      5,627,034
-------------------------------------------------------------------------
Kronos Inc.(a)                                      51,900      2,653,647
-------------------------------------------------------------------------
MICROS Systems, Inc.(a)                             94,100      7,345,446
-------------------------------------------------------------------------
RSA Security Inc.(a)                               232,600      4,665,956
-------------------------------------------------------------------------
SERENA Software, Inc.(a)                           128,200      2,774,248
-------------------------------------------------------------------------
Verint Systems Inc.(a)                              61,100      2,219,763
=========================================================================
                                                               31,078,311
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.13%

Affiliated Managers Group, Inc.(a)(b)               80,400      5,446,296
=========================================================================

BIOTECHNOLOGY-2.15%

DOV Pharmaceutical, Inc.(a)                        123,000      2,220,150
-------------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                     71,400      3,520,020
-------------------------------------------------------------------------
Serologicals Corp.(a)(b)                           208,900      4,620,868
=========================================================================
                                                               10,361,038
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


BUILDING PRODUCTS-0.55%

NCI Building Systems, Inc.(a)                       70,700   $  2,651,250
=========================================================================

COMMERCIAL PRINTING-0.54%

Banta Corp.                                         58,000      2,596,080
=========================================================================

COMMUNICATIONS EQUIPMENT-0.89%

CommScope, Inc.(a)                                 226,500      4,280,850
=========================================================================

COMPUTER HARDWARE-1.56%

Intergraph Corp.(a)                                 86,900      2,340,217
-------------------------------------------------------------------------
Stratasys, Inc.(a)(b)                              153,900      5,164,884
=========================================================================
                                                                7,505,101
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

Synaptics Inc.(a)                                  130,400      3,987,632
=========================================================================

CONSTRUCTION & ENGINEERING-1.26%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                             151,700      6,068,000
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.16%

Wabash National Corp.(a)(b)                        182,900      4,925,497
-------------------------------------------------------------------------
Wabtec Corp.                                       257,800      5,496,296
=========================================================================
                                                               10,421,793
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.42%

Jackson Hewitt Tax Service Inc.                    285,000      7,196,250
-------------------------------------------------------------------------
NCO Group, Inc.(a)                                 171,900      4,443,615
=========================================================================
                                                               11,639,865
=========================================================================

DIVERSIFIED METALS & MINING-1.33%

Compass Minerals International, Inc.               263,400      6,382,182
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Paxar Corp.(a)                                     217,300      4,817,541
=========================================================================

ENVIRONMENTAL SERVICES-1.08%

Waste Connections, Inc.(a)                         152,400      5,219,700
=========================================================================

GAS UTILITIES-0.48%

New Jersey Resources Corp.                          53,800      2,331,692
=========================================================================

HEALTH CARE EQUIPMENT-1.61%

Adeza Biomedical Corp.(a)                           50,400        884,520
-------------------------------------------------------------------------
Datascope Corp.                                     54,388      2,158,660
-------------------------------------------------------------------------
Invacare Corp.                                     101,800      4,709,268
=========================================================================
                                                                7,752,448
=========================================================================

HEALTH CARE FACILITIES-2.71%

Genesis HealthCare Corp.(a)                         71,800      2,515,154
-------------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                        199,700      5,981,015
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

VCA Antech, Inc.(a)(b)                             233,400   $  4,574,640
=========================================================================
                                                               13,070,809
=========================================================================

HEALTH CARE SERVICES-0.56%

Apria Healthcare Group Inc.(a)                      82,300      2,711,785
=========================================================================

HEALTH CARE SUPPLIES-2.04%

Haemonetics Corp.(a)                               122,800      4,446,588
-------------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)                 151,500      5,360,070
=========================================================================
                                                                9,806,658
=========================================================================

HOTELS, RESORTS & CRUISE LINES-2.22%

Kerzner International Ltd. (Bahamas)(a)             92,000      5,524,600
-------------------------------------------------------------------------
La Quinta Corp.(a)                                 571,100      5,191,299
=========================================================================
                                                               10,715,899
=========================================================================

HOUSEWARES & SPECIALTIES-2.38%

Jarden Corp.(a)                                    134,700      5,851,368
-------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                   168,700      5,597,466
=========================================================================
                                                               11,448,834
=========================================================================

INDUSTRIAL GASES-0.93%

Airgas, Inc.                                       168,300      4,461,633
=========================================================================

INDUSTRIAL MACHINERY-3.11%

Kaydon Corp.                                       150,500      4,969,510
-------------------------------------------------------------------------
Kennametal Inc.                                    108,300      5,390,091
-------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                          122,800      4,623,420
=========================================================================
                                                               14,983,021
=========================================================================

INSURANCE BROKERS-1.51%

Hilb Rogal & Hobbs Co.                             101,300      3,671,112
-------------------------------------------------------------------------
U.S.I. Holdings Corp.(a)(b)                        310,200      3,589,014
=========================================================================
                                                                7,260,126
=========================================================================

INTERNET SOFTWARE & SERVICES-1.20%

Digital River, Inc.(a)                              76,800      3,195,648
-------------------------------------------------------------------------
Digitas Inc.(a)                                    272,500      2,602,375
=========================================================================
                                                                5,798,023
=========================================================================

INVESTMENT BANKING & BROKERAGE-0.93%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(c)(d)               44,800      4,480,000
=========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.10%

iShares Nasdaq Biotechnology Index Fund(a)(b)       70,400      5,308,160
=========================================================================

IT CONSULTING & OTHER SERVICES-0.63%

CACI International Inc.-Class A(a)                  44,600      3,038,598
=========================================================================

MANAGED HEALTH CARE-1.34%

AMERIGROUP Corp.(a)                                 44,100      3,336,606
-------------------------------------------------------------------------
Sierra Health Services, Inc.(a)                     57,000      3,141,270
=========================================================================
                                                                6,477,876
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


METAL & GLASS CONTAINERS-1.10%

AptarGroup, Inc.                                   100,200   $  5,288,556
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.27%

Avista Corp.                                       124,900      2,206,983
-------------------------------------------------------------------------
Energen Corp.                                       66,400      3,914,280
=========================================================================
                                                                6,121,263
=========================================================================

OFFICE SERVICES & SUPPLIES-0.62%

Brady Corp.-Class A                                 48,000      3,003,360
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

FMC Technologies, Inc.(a)                          119,300      3,841,460
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.53%

Comstock Resources, Inc.(a)                        140,000      3,087,000
-------------------------------------------------------------------------
Penn Virginia Corp.                                127,900      5,188,903
-------------------------------------------------------------------------
Plains Exploration & Production Co.(a)             173,100      4,500,600
-------------------------------------------------------------------------
Warren Resources Inc.(a)                           466,600      4,246,060
=========================================================================
                                                               17,022,563
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.58%

Golar LNG Ltd. (Bermuda)(a)(e)                     191,600      2,782,457
=========================================================================

PACKAGED FOODS & MEATS-1.15%

Flowers Foods, Inc.                                174,900      5,523,342
=========================================================================

PAPER PRODUCTS-1.07%

Wausau-Mosinee Paper Corp.                         287,600      5,136,536
=========================================================================

PHARMACEUTICALS-0.72%

Medicines Co. (The)(a)                             120,400      3,467,520
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.15%

Philadelphia Consolidated Holding Corp.(a)          83,500      5,522,690
=========================================================================

REAL ESTATE-2.14%

Alexandria Real Estate Equities, Inc.               35,300      2,627,026
-------------------------------------------------------------------------
Amli Residential Properties Trust                   72,000      2,304,000
-------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost $4,704,275)(c)           311,300      5,369,925
=========================================================================
                                                               10,300,951
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.22%

Jones Lang LaSalle Inc.(a)                         157,250      5,882,723
=========================================================================

REGIONAL BANKS-5.39%

Alabama National BanCorp.                           74,700      4,818,150
-------------------------------------------------------------------------
Bank of the Ozarks, Inc.                            51,200      1,742,336
-------------------------------------------------------------------------
Boston Private Financial Holdings, Inc.             87,700      2,470,509
-------------------------------------------------------------------------
Cathay General Bancorp                             127,300      4,773,750
-------------------------------------------------------------------------
CVB Financial Corp.                                103,000      2,735,680
-------------------------------------------------------------------------
Hancock Holding Co.                                 70,100      2,345,546
-------------------------------------------------------------------------
Hudson United Bancorp                               61,000      2,402,180
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

MB Financial, Inc.                                  58,300   $  2,457,345
-------------------------------------------------------------------------
Wintrust Financial Corp.                            39,100      2,227,136
=========================================================================
                                                               25,972,632
=========================================================================

RESTAURANTS-2.18%

Lone Star Steakhouse & Saloon, Inc.                 94,300      2,640,400
-------------------------------------------------------------------------
Papa John's International, Inc.(a)(b)               76,200      2,624,328
-------------------------------------------------------------------------
Steak n Shake Co. (The)(a)                         260,800      5,236,864
=========================================================================
                                                               10,501,592
=========================================================================

SEMICONDUCTOR EQUIPMENT-2.10%

ATMI, Inc.(a)                                      174,500      3,931,485
-------------------------------------------------------------------------
Cymer, Inc.(a)                                      81,400      2,404,556
-------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          102,200      3,766,070
=========================================================================
                                                               10,102,111
=========================================================================

SEMICONDUCTORS-1.98%

DSP Group, Inc.(a)                                 202,500      4,521,825
-------------------------------------------------------------------------
Semtech Corp.(a)                                   123,400      2,698,758
-------------------------------------------------------------------------
Silicon Laboratories Inc.(a)                        65,300      2,305,743
=========================================================================
                                                                9,526,326
=========================================================================

SPECIALTY CHEMICALS-2.07%

Albemarle Corp.                                    135,000      5,225,850
-------------------------------------------------------------------------
Minerals Technologies Inc.                          71,250      4,752,375
=========================================================================
                                                                9,978,225
=========================================================================

STEEL-1.36%

Commercial Metals Co.                              129,800      6,562,688
=========================================================================

TECHNOLOGY DISTRIBUTORS-3.20%

Anixter International Inc.                         127,700      4,595,923
-------------------------------------------------------------------------
Global Imaging Systems, Inc.(a)(b)                 147,300      5,818,350
-------------------------------------------------------------------------
ScanSource, Inc.(a)                                 80,700      5,016,312
=========================================================================
                                                               15,430,585
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.57%

Corus Bankshares, Inc.                              51,600      2,477,316
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-(CONTINUED)

Harbor Florida Bancshares, Inc.                     71,700   $  2,481,537
-------------------------------------------------------------------------
Sterling Financial Corp.(a)                         65,900      2,587,234
=========================================================================
                                                                7,546,087
=========================================================================

TIRES & RUBBER-0.50%

Bandag, Inc.                                        48,800      2,430,728
=========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.10%

Watsco, Inc.                                       150,600      5,304,132
=========================================================================

TRUCKING-2.91%

Landstar System, Inc.(a)(b)                         97,000      7,143,080
-------------------------------------------------------------------------
Overnite Corp.                                     183,900      6,848,436
=========================================================================
                                                               13,991,516
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $372,591,691)                           477,859,188
=========================================================================

MONEY MARKET FUNDS-0.95%

Liquid Assets Portfolio-Institutional
  Class(f)                                       2,284,239      2,284,239
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)      2,284,239      2,284,239
=========================================================================
    Total Money Market Funds (Cost
      $4,568,478)                                               4,568,478
=========================================================================
TOTAL INVESTMENTS-100.16% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $377,160,169)                 482,427,666
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.94%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                   11,898,095     11,898,095
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                   11,898,095     11,898,095
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $23,796,190)                                       23,796,190
=========================================================================
TOTAL INVESTMENTS-105.10% (Cost $400,956,359)                 506,223,856
=========================================================================
OTHER ASSETS LESS LIABILITIES-(5.10%)                         (24,584,240)
=========================================================================
NET ASSETS-100.00%                                           $481,639,616
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this securities has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $9,849,925, which represented 2.05% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.88% of the Fund's Total Investments. See
    Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.55% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $372,591,691)*                               $477,859,188
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $28,364,668)                             28,364,668
===========================================================
    Total investments (cost $400,956,359)       506,223,856
===========================================================
Receivables for:
  Fund shares sold                                  519,097
-----------------------------------------------------------
  Dividends                                         333,164
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               29,517
-----------------------------------------------------------
Other assets                                         25,761
===========================================================
    Total assets                                507,131,395
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                               6,147
-----------------------------------------------------------
  Fund shares reacquired                          1,202,587
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 41,547
-----------------------------------------------------------
  Collateral upon return of securities loaned    23,796,190
-----------------------------------------------------------
Accrued distribution fees                           258,400
-----------------------------------------------------------
Accrued transfer agent fees                         111,647
-----------------------------------------------------------
Accrued operating expenses                           75,261
===========================================================
    Total liabilities                            25,491,779
===========================================================
Net assets applicable to shares outstanding    $481,639,616
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $369,758,220
-----------------------------------------------------------
Undistributed net investment income (loss)          (33,759)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts     6,647,658
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                    105,267,497
===========================================================
                                               $481,639,616
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $247,580,522
___________________________________________________________
===========================================================
Class B                                        $156,450,163
___________________________________________________________
===========================================================
Class C                                        $ 65,792,297
___________________________________________________________
===========================================================
Class R                                        $ 11,816,634
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,347,654
___________________________________________________________
===========================================================
Class B                                          12,593,607
___________________________________________________________
===========================================================
Class C                                           5,298,435
___________________________________________________________
===========================================================
Class R                                             929,531
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.80
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.80 divided
      by 94.50%)                               $      13.54
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.42
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.42
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      12.71
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $23,145,704 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,461)          $  3,404,786
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $106,952*)                          247,892
--------------------------------------------------------------------------
Interest                                                           108,936
==========================================================================
    Total investment income                                      3,761,614
==========================================================================

EXPENSES:

Advisory fees                                                    4,233,084
--------------------------------------------------------------------------
Administrative services fees                                       144,542
--------------------------------------------------------------------------
Custodian fees                                                      61,210
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          899,368
--------------------------------------------------------------------------
  Class B                                                        1,645,132
--------------------------------------------------------------------------
  Class C                                                          694,862
--------------------------------------------------------------------------
  Class R                                                           35,241
--------------------------------------------------------------------------
Transfer agent fees                                              1,581,544
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              26,310
--------------------------------------------------------------------------
Other                                                              377,433
==========================================================================
    Total expenses                                               9,698,726
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (331,308)
==========================================================================
    Net expenses                                                 9,367,418
==========================================================================
Net investment income (loss)                                    (5,605,804)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         63,023,411
--------------------------------------------------------------------------
  Futures contracts                                                190,607
==========================================================================
                                                                63,214,018
==========================================================================
Change in net unrealized appreciation (depreciation) of
  Investment securities                                        (17,288,151)
==========================================================================
Net gain from investment securities and futures contracts       45,925,867
==========================================================================
Net increase in net assets resulting from operations          $ 40,320,063
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (5,605,804)   $ (4,347,265)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            63,214,018      23,914,515
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (17,288,151)    123,707,904
==========================================================================================
    Net increase in net assets resulting from operations        40,320,063     143,275,154
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (6,812,723)             --
------------------------------------------------------------------------------------------
  Class B                                                       (4,459,412)             --
------------------------------------------------------------------------------------------
  Class C                                                       (1,866,092)             --
------------------------------------------------------------------------------------------
  Class R                                                         (312,412)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (13,450,639)             --
==========================================================================================
Share transactions-net:
  Class A                                                      (33,241,596)     52,426,841
------------------------------------------------------------------------------------------
  Class B                                                      (29,808,487)     29,417,204
------------------------------------------------------------------------------------------
  Class C                                                      (13,451,247)     13,847,595
------------------------------------------------------------------------------------------
  Class R                                                        8,911,070       2,003,122
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (67,590,260)     97,694,762
==========================================================================================
    Net increase (decrease) in net assets                      (40,720,836)    240,969,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            522,360,452     281,390,536
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(33,759) and $(28,398), respectively)          $481,639,616    $522,360,452
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    Effective December 13, 2004, the Fund is open to new investors.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,093.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $77,059 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $144,542.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $1,581,544. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to December 13, 2004, during the Fund's closing to new investors, AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $655,183, $1,645,132, $694,862 and $35,241, respectively, after AIM Distributors waived Class A Plan fees of $244,185.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $69,295 in front-end sales commissions from the sale of Class A shares and $15,228, $21,617, $7,791 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $10,035,910      $125,196,617      $(132,948,288)        $   --         $ 2,284,239     $ 71,349       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,035,910       125,196,617       (132,948,288)            --           2,284,239       69,591           --
==================================================================================================================================
  Subtotal        $20,071,820      $250,393,234      $(265,896,576)        $   --         $ 4,568,478     $140,940       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $34,938,267      $ 61,029,785      $ (84,069,957)        $   --         $11,898,095     $ 54,140       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            34,938,266        60,968,494        (84,008,665)            --          11,898,095       52,812           --
==================================================================================================================================
  Subtotal        $69,876,533      $121,998,279      $(168,078,622)        $   --         $23,796,190     $106,952       $   --
==================================================================================================================================
  Total           $89,948,353      $372,391,513      $(433,975,198)        $   --         $28,364,668     $247,892       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $300,030 and $37,347,871, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $6,971 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,971.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,807 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $23,145,704 were on loan to brokers. The loans were secured by cash collateral of $23,796,190 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties $106,952 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004        2003
----------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $13,450,639    $  --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,049,173
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,190,927
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           104,675,055
----------------------------------------------------------------------------
Temporary book/tax differences                                       (33,759)
----------------------------------------------------------------------------
Shares of beneficial interest                                    369,758,220
============================================================================
Total net assets                                                $481,639,616
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $36,493,693 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has no capital loss carryforward as of December 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $601,606,710 and $673,181,079, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $107,403,441
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,728,386)
==============================================================================
Net unrealized appreciation of investment securities             $104,675,055
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $401,548,801.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income (loss) was increased by $5,600,443 and undistributed net realized gain was decreased by $5,600,443. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,288,228    $ 52,758,227    11,095,421    $109,381,334
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,064,168      12,839,431     5,802,424      56,480,592
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        867,391      10,449,258     2,724,692      26,562,929
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        823,003      10,162,089       231,356       2,309,531
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        481,426       6,080,413            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        327,877       4,019,765            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        119,514       1,465,238            --              --
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         24,270         304,591            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        622,034       7,675,039       474,336       4,772,838
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (637,822)     (7,675,039)     (483,310)     (4,772,838)
======================================================================================================================
Reacquired:
  Class A                                                     (8,184,332)    (99,755,275)   (6,516,746)    (61,727,331)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,263,817)    (38,992,644)   (2,491,251)    (22,290,550)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,126,834)    (25,365,743)   (1,358,495)    (12,715,334)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (126,430)     (1,555,610)      (29,381)       (306,409)
======================================================================================================================
                                                              (5,721,324)   $(67,590,260)    9,449,046    $ 97,694,762
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM Affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                     -----------------------------------------------------         DECEMBER 31,
                                                       2004           2003           2002           2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  12.03       $   8.23       $  10.19       $   9.36           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.22           3.89          (1.91)          0.88             (0.64)
=================================================================================================================================
    Total from investment operations                     1.13           3.80          (1.96)          0.83             (0.64)
=================================================================================================================================
Less distributions from net realized gains              (0.36)            --             --          (0.00)               --
=================================================================================================================================
Net asset value, end of period                       $  12.80       $  12.03       $   8.23       $  10.19           $  9.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.45%         46.17%        (19.23)%         8.92%            (6.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $247,581       $266,284       $140,652       $105,146           $32,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements        1.53%(c)       1.77%          1.67%          1.78%             1.78%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                       1.64%(c)       1.77%          1.67%          1.78%             2.72%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.77)%(c)     (0.89)%        (0.54)%        (0.57)%           (0.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                124%           112%           117%           123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $256,962,380.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,                         COMMENCED) TO
                                                   ------------------------------------------------------          DECEMBER 31,
                                                     2004            2003           2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  11.77        $   8.11        $ 10.11        $  9.33            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.18)(a)       (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    1.19            3.81          (1.89)          0.89              (0.64)
=================================================================================================================================
    Total from investment operations                   1.01            3.66          (2.00)          0.78              (0.67)
=================================================================================================================================
Less distributions from net realized gains            (0.36)             --             --             --                 --
=================================================================================================================================
Net asset value, end of period                     $  12.42        $  11.77        $  8.11        $ 10.11            $  9.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        8.64%          45.13%        (19.78)%         8.36%             (6.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $156,450        $177,811        $99,551        $64,012            $16,385
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements      2.27%(c)        2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                     2.29%(c)        2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.51)%(c)      (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                              124%            112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $164,513,168.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,                        COMMENCED) TO
                                                     ----------------------------------------------------          DECEMBER 31,
                                                      2004           2003           2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 11.77        $  8.11        $ 10.10        $  9.34             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.18)(a)      (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.19           3.81          (1.88)          0.87              (0.63)
=================================================================================================================================
    Total from investment operations                    1.01           3.66          (1.99)          0.76              (0.66)
=================================================================================================================================
Less distributions from net realized gains             (0.36)            --             --             --                 --
=================================================================================================================================
Net asset value, end of period                       $ 12.42        $ 11.77        $  8.11        $ 10.10             $ 9.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         8.64%         45.13%        (19.70)%         8.14%             (6.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $65,792        $75,763        $41,132        $29,548             $9,028
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements       2.27%(c)       2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                      2.29%(c)       2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.51)%(c)     (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                               124%           112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,486,188.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

\

                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 3, 2002
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------        DECEMBER 31,
                                                               2004           2003             2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.99        $ 8.22           $ 10.58
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)(a)     (0.11)(a)         (0.04)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.20          3.88             (2.32)
========================================================================================================
    Total from investment operations                             1.08          3.77             (2.36)
========================================================================================================
Less distributions from net realized gains                      (0.36)           --                --
========================================================================================================
Net asset value, end of period                                $ 12.71        $11.99           $  8.22
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                  9.06%        45.86%           (22.31)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,817        $2,502           $    55
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.77%(c)      1.92%             1.92%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             1.79%(c)      1.92%             1.92%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.01)%(c)    (1.04)%           (0.78)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                        124%          112%              117%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,048,177.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                                                               AIM BALANCED FUND
                                                         AIM BASIC BALANCED FUND
                                                    AIM MID CAP BASIC VALUE FUND
                                                         AIM PREMIER EQUITY FUND
                                                       AIM SMALL CAP EQUITY FUND

                                                                     PROSPECTUS
                                                                 APRIL 29, 2005

Institutional Classes

AIM Balanced Fund seeks to achieve as high a total return as possible, consistent with preservation of capital.

AIM Basic Balanced Fund seeks to achieve long-term growth of capital and current income.

AIM Mid Cap Basic Value Fund seeks to provide long-term growth of capital.

AIM Premier Equity Fund seeks to achieve long-term growth of capital. Income is a secondary objective.

AIM Small Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
AIM Balanced Fund                                    1
AIM Basic Balanced Fund                              1
AIM Mid Cap Basic Value Fund                         1
AIM Premier Equity Fund                              1
AIM Small Cap Equity Fund                            2
All Funds                                            2
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            3
------------------------------------------------------
All Funds                                            3
Balanced                                             3
Basic Balanced                                       3
Mid Cap Basic Value                                  3
Premier Equity                                       3
Small Cap Equity                                     4
DISCLOSURE OF PORTFOLIO HOLDINGS                     4
------------------------------------------------------
PERFORMANCE INFORMATION                              5
------------------------------------------------------
Annual Total Returns                                 5
Performance Table                                    8
FEE TABLE AND EXPENSE EXAMPLE                       10
------------------------------------------------------
Fee Table                                           10
Expense Example                                     10
Hypothetical Investment and Expense
  Information                                       11
FUND MANAGEMENT                                     12
------------------------------------------------------
The Advisor                                         12
Advisor Compensation                                13
Portfolio Managers                                  13
OTHER INFORMATION                                   15
------------------------------------------------------
Dividends and Distributions                         15
Suitability for Investors                           15
FINANCIAL HIGHLIGHTS                                16
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Excessive Short-Term Trading Activity
  Disclosure                                       A-2
Redeeming Shares                                   A-4
Pricing of Shares                                  A-5
Taxes                                              A-7
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM BALANCED FUND (BALANCED)
The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities. The fund will invest at least 25% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

AIM BASIC BALANCED FUND (BASIC BALANCED)
The fund's investment objective is long-term growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities. The fund will invest at least 25% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. In selecting equity investments, the portfolio managers seek to identify those companies whose stock prices are undervalued by investors due to temporary factors and that provide the potential for attractive returns. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

AIM MID CAP BASIC VALUE FUND (MID CAP BASIC VALUE)
The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1000 largest companies domiciled in the United States. The companies in the Russell Midcap--Registered Trademark-- Index represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets.

    The fund may also invest in debt instruments that are consistent with its investment objective of long-term growth of capital.

    The portfolio managers purchase securities of companies that they believe are undervalued in relation to long-term earning power, capital structure and cash flows, among other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM PREMIER EQUITY FUND (PREMIER EQUITY)
The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in equity securities, including convertible securities. In managing the fund, the advisor diversifies the investment portfolio among the core, growth and value equity investment disciplines to construct a single, core investment portfolio. A separate portfolio management team will independently manage the assets represented by each investment discipline. Normally, a greater percentage of the fund's assets will be invested using the core investment discipline than

                                        1
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using either the growth or value investment disciplines. However, the allocation will vary according to the performance of each investment discipline, as well as periodic rebalancing by the advisor to maintain a core investment portfolio during various market cycles.

    In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The core discipline portfolio managers focus on equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities, and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values (the "core categories"). The growth discipline portfolio managers focus on equity securities of (1) companies with the potential to consistently generate above-average growth in sales and earnings, (2) established large-cap companies with strong business franchises, and (3) companies experiencing significant positive change leading to accelerating revenue or earnings growth -- usually above market expectations. The value discipline portfolio managers focus on equity securities of companies that are selling at a substantial discount to calculated intrinsic value.

    The core discipline portfolio managers consider whether to reduce or eliminate a particular security when they believe the company no longer fits into one or more of the core categories. A growth stock may be reduced or eliminated when it no longer meets investment criteria, based on negative earnings revisions or deterioration in the fundamental business prospects, or to capitalize on a more attractive investment opportunity. A value stock may be reduced or eliminated in order to capitalize on a more attractive investment opportunity, when its market value exceeds the portfolio manager's estimate of its intrinsic value or when permanent, fundamental deterioration results in a reduction in intrinsic value with inadequate upside potential or unexpected deterioration in financial strength.

AIM SMALL CAP EQUITY FUND (SMALL CAP EQUITY)
The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000--Registered Trademark-- Index is widely regarded as representative of small cap stocks. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.

    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

ALL FUNDS
Each fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, each of the funds may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each of the funds may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective(s).

                                        2
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PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

ALL FUNDS

There is a risk that you could lose all or a portion of your investment in the funds. The value of your investment in the funds will go up and down with the prices of the securities in which the funds invest. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. For Mid Cap Basic Value this is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. For Small Cap Equity this is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BALANCED

Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The income you may receive from your investment in the fund may vary.

BASIC BALANCED

Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The income you may receive from your investment in the fund may vary.

MID CAP BASIC VALUE

Since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

    The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in the value of those securities could significantly affect the value of your investment in the fund.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

PREMIER EQUITY

The income you may receive from your investment in the fund may vary.

    The fund's investments in different, independently-managed investment disciplines create allocation risk, which is the risk that the allocation of investments among core, growth and value companies may have a more significant effect on the fund's net asset value when one of these disciplines is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among these investment disciplines may result in increased transaction costs. The independent management of the three disciplines sections may also result in adverse tax consequences if the portfolio managers responsible for the fund's three investment disciplines effect transactions in the same security on or about the same time.

                                        3
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                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

SMALL CAP EQUITY

The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the fund, or may be available in only very limited quantities.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information.

                                        4
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                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance. The returns in the bar chart shown below for Basic Balanced, Mid Cap Basic Value and Small Cap Equity are those of each fund's Class A shares, which are not offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses. As of the date of this prospectus, Institutional Class shares of Small Cap Equity have not yet commenced operations.

ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------

The following bar charts show changes in the performance of Balanced and Premier Equity's Institutional Class shares and Basic Balanced, Mid Cap Basic Value and Small Cap Equity's Class A shares from year to year. The bar charts do not reflect sales loads. If they did, the annual total returns shown for Class A shares would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.

BALANCED -- INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................   17.71%
2004...................................................................    8.10%

BASIC BALANCED -- CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -10.97%
2003...................................................................   22.35%
2004...................................................................    6.89%

                                        5

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                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------

MID CAP BASIC VALUE -- CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -17.70%
2003...................................................................   37.06%
2004...................................................................   16.31%

PREMIER EQUITY -- INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................  25.43%
2004...................................................................   6.06%

                                        6
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  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------

SMALL CAP EQUITY -- CLASS A(1)

                                                                          ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              --------
2001...................................................................     8.92%
2002...................................................................   -19.23%
2003...................................................................    46.17%
2004...................................................................     9.45%

(1) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.


    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                           HIGHEST QUARTERLY RETURN      LOWEST QUARTERLY RETURN
FUND                                           (QUARTER ENDED)               (QUARTER ENDED)
----------------------------------------------------------------------------------------------------
Balanced -- Institutional Class             10.44%  (June 30, 2003)   (2.83)%  (September 30, 2004)
Basic Balanced -- Class A                   14.54%  (June 30, 2003)   (11.63)%  (September 30, 2002)
Mid Cap Basic Value -- Class A              20.54%  (June 30, 2003)   (20.77)%  (September 30, 2002)
Premier Equity -- Institutional Class       12.10%  (June 30, 2003)   (3.95)%  (September 30, 2004)
Small Cap Equity -- Class A                 20.83%  (June 30, 2001)   (23.45)%  (September 30, 2002)
----------------------------------------------------------------------------------------------------


    The funds year-to-date total returns as of March 31, 2005, were as follows:

                                           YEAR-TO-DATE TOTAL RETURN
FUND                                           (MARCH 31, 2005)
--------------------------------------------------------------------
Balanced -- Institutional Class                     -0.76%
Basic Balanced -- Class A                           -1.05%
Mid Cap Basic Value -- Class A                      -1.83%
Premier Equity -- Institutional Class               -1.21%
Small Cap Equity -- Class A                         -2.58%
--------------------------------------------------------------------

                                        7
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                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares Balanced, Basic Balanced, Mid Cap Basic Value and Premier Equity's Institutional Class and Small Cap Equity's Class A shares performance to that of a broad-based securities market index, a style specific index and a peer group index. Small Cap Equity's performance reflects payment of sales loads. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the funds may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                SINCE            INCEPTION
December 31, 2004)                    1 YEAR         INCEPTION           DATE
--------------------------------------------------------------------------------
Balanced -- Institutional Class                                        03/15/02
  Return Before Taxes                  8.10%            1.90%
  Return After Taxes on
    Distributions                      7.54             1.13
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                             5.50             1.21
--------------------------------------------------------------------------------
S&P 500 Index(2,3)                    10.87%            5.06%(18)      02/28/02(18)
Custom Balanced Index(4)              11.54             8.32(18)       02/28/02(18)
Lipper Balanced Fund Index(5)          8.99             6.20(18)       02/28/02(18)
--------------------------------------------------------------------------------
Basic Balanced -- Institutional
  Class(1)                                                             09/28/01(1)
  Return Before Taxes                  7.33%            7.40%
  Return After Taxes on
    Distributions                      6.69             6.97
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                             5.58             6.21
--------------------------------------------------------------------------------
S&P 500 Index(2,6)                    10.87%            6.58%(18)      09/30/01(18)
Custom Basic Balanced Index(7)        11.54             8.78(18)       09/30/01(18)
Lipper Balanced Fund Index(5)          8.99             6.93(18)       09/30/01(18)
--------------------------------------------------------------------------------
Mid Cap Basic Value -- Institutional
  Class(1)                                                             12/31/01(1)
  Return Before Taxes                 16.75%            9.61%
  Return After Taxes on
    Distributions                     16.75             9.61
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                            10.89             8.28
--------------------------------------------------------------------------------
S&P 500 Index(2,8)                    10.87%            3.58%(18)      12/31/01(18)
Russell Midcap(R) Value Index(9)      23.71            15.56(18)       12/31/01(18)
Lipper Mid-Cap Value Fund Index(10)   19.54            12.37(18)       12/31/01(18)
--------------------------------------------------------------------------------
Premier Equity -- Institutional
  Class                                                                03/15/02
  Return Before Taxes                  6.06%           (2.11)%
  Return After Taxes on
    Distributions                      5.91            (2.16)
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                             4.13            (1.79)
--------------------------------------------------------------------------------
S&P 500 Index(2,11)                   10.87%            5.06%(18)      02/28/02(18)
Lipper Large-Cap Core Fund Index(12)   8.29             3.42(18)       02/28/02(18)
--------------------------------------------------------------------------------
Small Cap Equity -- Class A(13,14)                                     08/31/00
  Return Before Taxes                  9.45%            6.57%
  Return After Taxes on
    Distributions                      8.99             6.46
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                             6.74             5.66
--------------------------------------------------------------------------------
S&P 500 Index(2,15)                   10.87%           (3.55)%(18)     08/31/00(18)
Russell 2000(R) Index(16)             18.33             5.92(18)       08/31/00(18)
Lipper Small Cap Core Fund Index(17)  18.37             7.12(18)       08/31/00(18)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at the net asset value and reflect the Rule 12b-1 fees applicable to Class A shares. If the effect of the Institutional Class total expenses were reflected, the returns would be higher than those shown because the Institutional Class has lower total

                                        8
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                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

     expenses. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is April 30, 2004.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance.
(3) The fund has also included the Custom Balanced Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Balanced Fund Index (which may or may not include the fund) for comparison to a peer group.
(4) The Custom Balanced Index is an index created by A I M Advisors, Inc. (AIM) to benchmark the fund. This index consists of the following indices: 60% Russell 1000--Registered Trademark-- Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with the lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage passthroughs and asset backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(5) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.
(6) The fund has also included the Custom Basic Balanced Index which more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Balanced Fund Index (which may or may not include the fund) for comparison to a peer group.
(7) The Custom Basic Balanced Index is an index created by AIM to benchmark the fund. The index consists of the following indices: 60% Russell 1000 Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index.
(8) The fund has also included the Russell Midcap Value Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Mid-Cap Value Fund Index (which may or may not include the fund) for comparison to a peer group.
(9) The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
(10) The Lipper Mid-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Value category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P SuperComposite 1500 Index is considered representative of the U.S. equity markets. The S&P MidCap 400 Index consists of 400 domestic midcap stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.
(11) The fund has also included the Lipper Large-Cap Core Fund Index (which may or may not include the fund) for comparison to a peer group.
(12) The Lipper Large Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.
(13) The returns shown for these periods are the restated historical performance of the fund's Class A shares at net asset value and reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is the fund's Class A shares. The inception date of the fund's Institutional Class shares is April 29, 2005.
(14) A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. Although IPO investments have had a positive impact on the fund's performance in the past, there can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(15) The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Small-Cap Core Fund Index (which may or may not include the fund) for comparison to a peer group.
(16) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index. This index is widely recognized as representative of small-cap stocks.
(17) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Growth Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The S&P Small Cap 600 Index consists of 600 small cap distribution stocks chosen for market size liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the index proportionate to market value.
(18) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

                                        9
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  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES
--------------------------------------------------------------------------------

(fees paid directly from                                                   SMALL
YOUR INVESTMENT)             BALANCED   BALANCED   BASIC VALUE   EQUITY    EQUITY
---------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                None       None        None        None      None

Maximum Deferred Sales
Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)             None       None        None        None      None
---------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
--------------------------------------------------------------------------------

(expenses that are deducted                                                SMALL
FROM FUND ASSETS)            BALANCED   BALANCED   BASIC VALUE   EQUITY    EQUITY
---------------------------------------------------------------------------------
Management Fees                0.52%      0.65%       0.80%       0.63%     0.85%

Distribution and/or Service
(12b-1) Fees                   None       None        None        None      None

Other Expenses(2)              0.31       0.30        0.28        0.08      0.44(3)

Total Annual Fund Operating
Expenses                       0.83       0.95        1.08        0.71      1.29

Fee Waiver                     0.14(4)    0.03(5)     0.05(5)     0.03(5)   0.11(5)

Net Annual Fund Operating
Expenses(6)                    0.69       0.92(7)     1.03(7)     0.68(8)   1.18
---------------------------------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Other expenses of Mid Cap Basic Value and Premier Equity are based on estimated amounts for the current fiscal year.
(3) Other Expenses of Small Cap Equity are based on estimated average net assets for the current fiscal year.
(4) The transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of average net assets of the Institutional Class. This expense limitation agreement is in effect through December 31, 2005.
(5) Effective January 1, 2005 through December 31, 2009 the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management -- Advisor Compensation").
(6) At the request of the Trustees of AIM Funds Group, AMVESCAP (as defined herein) has agreed to reimburse the Trust for fund expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the item in Note 5 above and Note 8 below and net of this arrangement were 0.68%, 0.90%, 1.01%, 0.66% and 1.16% for Balanced, Basic Balanced, Mid Cap Basic Value, Premier Equity and Small Cap Equity, respectively, for the year ended December 31, 2004.
(7) The funds' advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Net Annual Fund Operating Expenses (excluding certain items discussed below) for Basic Balanced and Mid Cap Basic Value's Institutional Class shares to 1.15% and 1.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP described more fully above, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements may be modified or discontinued without further notice to investors.
(8) The investment advisor has voluntarily agreed to waive 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion. Termination of this agreement requires approval by the Board of Trustees.
If a financial institution is managing your account you may also be charged a transaction or other fee of such financial institution.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived, and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Balanced                                    $ 70     $251      $447      $1,012
Basic Balanced                                94      293       509       1,151
Mid Cap Basic Value                          105      328       569       1,292
Premier Equity                                69      218       379         867
Small Cap Equity                             120      375       649       1,502
--------------------------------------------------------------------------------

                                        10
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                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the current annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

BALANCED--ANNUAL EXPENSE
      RATIO 0.69%           YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
----------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                     5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                     4.31%        8.81%       13.50%       18.39%       23.49%
End of Year Balance       $10,431.00   $10,880.58   $11,349.53   $11,838.69   $12,348.94
Estimated Annual
  Expenses                $    70.49   $    73.52   $    76.69   $    80.00   $    83.45
----------------------------------------------------------------------------------------

BALANCED--ANNUAL EXPENSE
      RATIO 0.69%           YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                    34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                    28.81%       34.36%       40.15%       46.20%       52.50%
End of Year Balance       $12,881.18   $13,436.36   $14,015.47   $14,619.53   $15,249.64
Estimated Annual
  Expenses                $    87.04   $    90.80   $    94.71   $    98.79   $   103.05
----------------------------------------------------------------------------------------

BASIC BALANCED--ANNUAL
 EXPENSE RATIO 0.92%      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------
Cumulative Return
  Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return
  After Expenses             4.08%        8.33%       12.75%       17.35%       22.13%
End of Year Balance     $10,408.00   $10,832.65   $11,274.62   $11,734.62   $12,213.40
Estimated Annual
  Expenses              $    93.88   $    97.71   $   101.69   $   105.84   $   110.16
--------------------------------------------------------------------------------------

BASIC BALANCED--ANNUAL
 EXPENSE RATIO 0.92%      YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------
Cumulative Return
  Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return
  After Expenses            27.12%       32.30%       37.70%       43.32%       49.17%
End of Year Balance     $12,711.70   $13,230.34   $13,770.14   $14,331.96   $14,916.70
Estimated Annual
  Expenses              $   114.66   $   119.33   $   124.20   $   129.27   $   134.54
--------------------------------------------------------------------------------------

  MID CAP BASIC VALUE--ANNUAL
      EXPENSE RATIO 1.03%          YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.97%           8.10%       12.39%       16.85%       21.49%
End of Year Balance              $10,397.00      $10,809.76   $11,238.91   $11,685.09   $12,148.99
Estimated Annual Expenses        $   105.04      $   109.21   $   113.55   $   118.06   $   122.75
--------------------------------------------------------------------------------------------------

  MID CAP BASIC VALUE--ANNUAL
      EXPENSE RATIO 1.03%          YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           26.31%       31.33%       36.54%       41.96%       47.60%
End of Year Balance              $12,631.31   $13,132.77   $13,654.14   $14,196.21   $14,759.80
Estimated Annual Expenses        $   127.62   $   132.68   $   137.95   $   143.43   $   149.12
--------------------------------------------------------------------------------------------------

PREMIER EQUITY--ANNUAL EXPENSE
          RATIO 0.68%              YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.32%           8.83%       13.53%       18.43%       23.55%
End of Year Balance              $10,432.00      $10,882.66   $11,352.79   $11,843.23   $12,354.86
Estimated Annual Expenses        $    69.47      $    72.47   $    75.60   $    78.87   $    82.27
--------------------------------------------------------------------------------------------------

PREMIER EQUITY--ANNUAL EXPENSE
          RATIO 0.68%              YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           28.89%       34.45%       40.26%       46.32%       52.64%
End of Year Balance              $12,888.59   $13,445.38   $14,026.22   $14,632.15   $15,264.26
Estimated Annual Expenses        $    85.83   $    89.54   $    93.40   $    97.44   $   101.65
--------------------------------------------------------------------------------------------------

   SMALL CAP EQUITY--ANNUAL
      EXPENSE RATIO 1.18%          YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.82%           7.79%       11.90%       16.18%       20.62%
End of Year Balance              $10,382.00      $10,778.59   $11,190.33   $11,617.81   $12,061.61
Estimated Annual Expenses        $   120.25      $   124.85   $   129.62   $   134.57       139.71
--------------------------------------------------------------------------------------------------

   SMALL CAP EQUITY--ANNUAL
      EXPENSE RATIO 1.18%          YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.22%       30.01%       34.97%       40.13%       45.48%
End of Year Balance              $12,522.36   $13,000.71   $13,497.34   $14,012.94   $14,548.23
Estimated Annual Expenses        $   145.05   $   150.59   $   156.34   $   162.31   $   168.51
--------------------------------------------------------------------------------------------------

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  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the funds' operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission
(SEC), the New York Attorney General (NYAG) and the Colorado Attorney General
(COAG), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and the COAG, AIM has also agreed to reduce management fees on certain AIM equity and balanced funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees during this period. In addition, as required by the settlements, AIM is undertaking certain governance and compliance reforms and reviewing its policies and procedures.

    At the request of the trustees of the AIM funds, AMVESCAP PLC (AMVESCAP), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such funds related to market timing matters.

    The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

    IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including, but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    A number of private civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties. All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other private civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes and improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements.

    Additional civil lawsuits related to the above or other issues may be filed by private litigants or by regulators against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

    You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information and on AIM's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation" (http://www.aiminvestments.com/regulatory).

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and

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  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended December 31, 2004, the advisor received compensation of 0.52%, 0.65%, 0.80%, 0.62% and 0.85% of average daily net assets respectively, of Balanced, Basic Balanced, Mid Cap Basic Value, Premier Equity and Small Cap Equity average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement with respect to Balanced, Basic Balanced, Mid Cap Basic Value and Premier Equity ranges from 0.75% to 0.50%, 0.65% to 0.55%, 0.80% to 0.70% and 0.80% to 0.625%,
respectively, based on net asset levels. The annual management fee payable to the advisor pursuant to the investment advisory agreement with respect to Small Cap Equity is 0.85%, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 for Basic Balanced, Mid Cap Basic Value, Premier Equity and Small Cap Equity as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates After January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
------------------------------------------------------------------------------
Basic Balanced
         0.65% of the first $1 billion         0.62% of the first $250 million
          0.60% of the next $4 billion         0.605% of the next $250 million
   0.55% of the excess over $5 billion          0.59% of the next $500 million
                                               0.575% of the next $1.5 billion
                                                0.56% of the next $2.5 billion
                                               0.545% of the next $2.5 billion
                                                0.53% of the next $2.5 billion
                                                0.515% of the next $10 billion

Mid Cap Basic Value
         0.80% of the first $1 billion        0.745% of the first $250 million
          0.75% of the next $4 billion          0.73% of the next $250 million
   0.70% of the excess over $5 billion         0.715% of the next $500 million
                                                0.70% of the next $1.5 billion
                                               0.685% of the next $2.5 billion
                                                 0.67 of the next $2.5 billion
                                               0.655% of the next $2.5 billion
                                          0.64% of the excess over $10 billion

Premier Equity
       0.80% of the first $150 million         0.75% of the first $150 million
      0.625% of the next $4.85 billion        0.615% of the next $4.85 billion
         0.60% of the next $5 billion*          0.57% of the next $2.5 billion
0.575% of the excess over $10 billion*         0.545% of the next $2.5 billion
                                          0.52% of the excess over $10 billion

Small Cap Equity
     0.85% of average daily net assets        0.745% of the first $250 million
                                                0.73% of the next $250 million
                                               0.715% of the next $500 million
                                                0.70% of the next $1.5 billion
                                               0.685% of the next $2.5 billion
                                                0.67% of the next $2.5 billion
                                               0.655% of the next $2.5 billion
                                          0.64% of the excess over $10 billion

* After fee waiver. This rate includes AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion."

PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

BALANCED


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.
They are assisted by the advisor's Basic Value and Taxable Investment Grade Bond Teams, may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

BASIC BALANCED


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998. As the lead manager, Mr. Stanley generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Stanley may perform these functions, and the nature of these functions, may change from time to time.

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  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.
They are assisted by the advisor's Basic Value and Taxable Investment Grade Bond Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http//www.aiminvestments.com). The website is not part of this prospectus.

MID CAP BASIC VALUE


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.
They are assisted by the Basic Value Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

PREMIER EQUITY


- Ronald S. Sloan (lead manager of the fund and lead manager of the core sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.

- Lanny H. Sachnowitz (lead manager of the growth sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1987.

- Bret W. Stanley (lead manager of the value sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.
The lead managers generally have final authority over all aspects of their portions of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time. As the lead manager of the fund, Mr. Sloan determines the percentage allocation of assets among the three style disciplines.

    The lead managers are assisted by the advisor's Mid/Large Cap Core, Large Cap Growth and Basic Value Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the teams may change from time to time. More information on the teams, including biographies of other members of the teams may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

SMALL CAP EQUITY


- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor

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  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS

  ----------------------------------------------------------------------------

 and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank.
They are assisted by the advisor's Small Cap Core/Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
Balanced and Basic Balanced expect that their distributions, if any, will consist of both capital gains and ordinary income. Mid Cap Basic Value, Premier Equity and Small Cap Equity expect that their distributions, if any, will consist primarily of capital gains.

DIVIDENDS

Balanced and Basic Balanced generally declare and pay dividends, if any, quarterly. Mid Cap Basic Value, Premier Equity and Small Cap Equity generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS
The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans; and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.

    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

  ----------------------------------------------------------------------------
  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.

    As of the date of this prospectus, Small Cap Equity's Institutional class had not yet commenced operations and therefore, financial information for the Institutional Class is not available.

    For a discussion of how investments in IPOs affected Small Cap Equity's Class A performance, see the "Performance Information" section of this prospectus.

BALANCED

                                                 INSTITUTIONAL CLASS
                                       ---------------------------------------
                                                                   MARCH 15,
                                                                     2002
                                            YEAR ENDED            (DATE SALES
                                           DECEMBER 31,          COMMENCED) TO
                                       --------------------      DECEMBER 31,
                                        2004         2003            2002
                                       -------      -------      -------------
Net asset value, beginning of period   $23.94       $20.82          $ 25.81
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.43         0.44(a)          0.44(a)
------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       1.49         3.20            (4.83)
==============================================================================
    Total from investment operations     1.92         3.64            (4.39)
==============================================================================
Less dividends from net investment
  income                                (0.54)       (0.52)           (0.60)
==============================================================================
Net asset value, end of period         $25.32       $23.94          $ 20.82
______________________________________________________________________________
==============================================================================
Total return(b)                          8.10%       17.71%          (17.16)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $   11       $   10          $     8
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                       0.68%(c)     0.68%            0.67%(d)
------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                       0.83%(c)     1.13%            0.80%(d)
==============================================================================
Ratio of net investment income to
  average net assets                     1.77%(c)     2.02%            2.50%(d)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(e)                 39%         114%              78%
______________________________________________________________________________
==============================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $9,981.
(d) Annualized.
(e) Not annualized for periods less than one year.

  ----------------------------------------------------------------------------
  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

BASIC BALANCED

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2004
                                                                -------------------
Net asset value, beginning of period                                  $11.61
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.61
===================================================================================
    Total from investment operations                                    0.71
===================================================================================
Less distributions:
  Dividends from net investment income                                 (0.13)
-----------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.33)
===================================================================================
    Total distributions                                                (0.46)
===================================================================================
Net asset value, end of period                                        $11.86
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         6.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   11
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.93%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.95%(c)
===================================================================================
Ratio of net investment income to average net assets                    1.27%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                64%
___________________________________________________________________________________
===================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $10,030.
(d) Not annualized for periods less than one year.

  ----------------------------------------------------------------------------
  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

MID CAP BASIC VALUE

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
                                                              -------------------
Net asset value, beginning of period                                $11.88
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
---------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
=================================================================================
    Total from investment operations                                  1.29
=================================================================================
Net asset value, end of period                                      $13.17
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      10.86%(c)
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $7,530
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.03%(d)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.05%(d)
=================================================================================
Ratio of net investment income (loss) to average net assets          (0.21)%(d)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(e)                                              34%
_________________________________________________________________________________
=================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d) Ratios are annualized and based on average daily net assets of $3,103,341.
(e) Not annualized for periods less than one year.

  ----------------------------------------------------------------------------
  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

PREMIER EQUITY

                                                   INSTITUTIONAL CLASS
                                       -------------------------------------------
                                                                       MARCH 15,
                                                                         2002
                                              YEAR ENDED              (DATE SALES
                                             DECEMBER 31,            COMMENCED) TO
                                       ------------------------      DECEMBER 31,
                                        2004             2003            2002
                                       -------          -------      -------------
Net asset value, beginning of period   $ 9.47           $ 7.55          $10.66
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.10(a)(b)       0.05(a)         0.03(a)
----------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.47             1.87           (3.14)
==================================================================================
    Total from investment operations     0.57             1.92           (3.11)
==================================================================================
Less distributions from net realized
  gains                                 (0.09)              --              --
==================================================================================
Net asset value, end of period         $ 9.95           $ 9.47          $ 7.55
__________________________________________________________________________________
==================================================================================
Total return(c)                          6.06%           25.43%         (29.17)%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $2,975           $2,127          $2,255
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                       0.58%(d)         0.71%           0.66%(e)
----------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                       0.60%(d)         0.72%           0.68%(e)
==================================================================================
Ratio of net investment income to
  average net assets                     1.07%(b)(d)      0.62%           0.42%(e)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(f)                 86%              37%             36%
__________________________________________________________________________________
==================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.09 and 0.92% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $1,244,088.
(e) Annualized.
(f) Not annualized for periods less than one year.

  ----------------------------------------------------------------------------
  AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY o SMALL
                                CAP EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

SMALL CAP EQUITY

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                     -----------------------------------------------------         DECEMBER 31,
                                                       2004           2003           2002           2001               2000
                                                     --------       --------       --------       --------       ----------------
Net asset value, beginning of period                 $  12.03       $   8.23       $  10.19       $   9.36           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.22           3.89          (1.91)          0.88             (0.64)
=================================================================================================================================
    Total from investment operations                     1.13           3.80          (1.96)          0.83             (0.64)
=================================================================================================================================
Less distributions from net realized gains              (0.36)            --             --          (0.00)               --
=================================================================================================================================
Net asset value, end of period                       $  12.80       $  12.03       $   8.23       $  10.19           $  9.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.45%         46.17%        (19.23)%         8.92%            (6.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $247,581       $266,284       $140,652       $105,146           $32,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements        1.53%(c)       1.77%          1.67%          1.78%             1.78%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                       1.64%(c)       1.77%          1.67%          1.78%             2.72%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.77)%(c)     (0.89)%        (0.54)%        (0.57)%           (0.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                124%           112%           117%           123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $256,962,380.
(d) Annualized.
(e) Not annualized for periods less than one year.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the AIM funds). The following information is about the Institutional Classes of all funds.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER ACCOUNT

The minimum investments for Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor         Contact your financial advisor.               Same
                                    The financial advisor should mail your
                                    completed account application to the
                                    transfer agent,
                                    AIM Investment Services, Inc.,
                                    P.O. Box 0843,
                                    Houston, TX 77210-0843.
                                    The financial advisor should call the
                                    transfer agent at (800) 659-1005 to
                                    receive a reference number.
                                    Then, use the following wire instructions:
                                    Beneficiary Bank
                                    ABA/Routing #: 113000609
                                    Beneficiary Account Number: 00100366732
                                    Beneficiary Account Name: AIM Investment
                                    Services, Inc.
                                    RFB: Fund Name, Reference #
                                    OBI: Your Name, Account #
By Telephone                        Open your account as described above.         Call the transfer agent at (800) 659-1005
                                                                                  and wire payment for your purchase order
                                                                                  in accordance with the wire instructions
                                                                                  noted above.
----------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

A I M Distributors, Inc. (ADI) or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources and from ADI's retention of underwriting concessions. In this context, "financial advisors" include any

INSTCL--04/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds
                                                                   INSTCL--04/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

  as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".
INSTCL--04/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

REDEEMING SHARES

REDEMPTION FEE
You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

                                                                   INSTCL--04/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor            Contact your financial advisor.
                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at that day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND
Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

INSTCL--04/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the AIM valuation committee may fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each day the NYSE is open for business, prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under
                                                                   INSTCL--04/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

INSTCL--04/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
  ON FORM N-Q, ARE ALSO AVAILABLE AT
  WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Balanced Fund
   AIM Basic Balanced Fund
   AIM Mid Cap Basic Value Fund
   AIM Premier Equity Fund
   AIM Small Cap Equity Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     AFG-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM FUNDS GROUP
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASSES OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM FUNDS GROUP LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR THE FUNDS LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 659-1000

      THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 2005, RELATES TO THE FOLLOWING PROSPECTUS FOR THE PORTFOLIOS NAMED BELOW:

                         FUND                                        DATED
                         ----                                        -----
         AIM BALANCED FUND - INSTITUTIONAL CLASS                APRIL 29, 2005
      AIM BASIC BALANCED FUND - INSTITUTIONAL CLASS             APRIL 29, 2005
   AIM MID CAP BASIC VALUE FUND - INSTITUTIONAL CLASS           APRIL 29, 2005
      AIM PREMIER EQUITY FUND - INSTITUTIONAL CLASS             APRIL 29, 2005
     AIM SMALL CAP EQUITY FUND - INSTITUTIONAL CLASS            APRIL 29, 2005

                                 AIM FUNDS GROUP
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
GENERAL INFORMATION ABOUT THE TRUST......................................................... 1
         Fund History....................................................................... 1
         Shares of Beneficial Interest...................................................... 1
         Policies and Procedures for Disclosure of Fund Holdings............................ 3

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.................................... 5
         Classification..................................................................... 5
         Investment Strategies and Risks.................................................... 5
                  Equity Investments........................................................ 7
                  Foreign Investments....................................................... 8
                  Debt Investments......................................................... 10
                  Other Investments........................................................ 13
                  Investment Techniques.................................................... 13
                  Derivatives.............................................................. 18
         Fund Policies..................................................................... 24
         Temporary Defensive Positions..................................................... 26
         Portfolio Turnover................................................................ 26

MANAGEMENT OF THE TRUST.................................................................... 27
         Board of Trustees................................................................. 27
         Management Information............................................................ 27
                  Trustee Ownership of Portfolio Shares.................................... 29
                  Factors Considered in Approving the Investment Advisory Agreement........ 29
         Compensation...................................................................... 31
                  Retirement Plan For Trustees............................................. 32
                  Deferred Compensation Agreements......................................... 32
                  Purchase of Class A Shares of the Funds at Net Asset Value............... 33
         Codes of Ethics................................................................... 33
         Proxy Voting Policies............................................................. 33

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................................ 33

INVESTMENT ADVISORY AND OTHER SERVICES..................................................... 33
         Investment Advisor................................................................ 33
                  Portfolio Managers....................................................... 35
                  Securities Lending Arrangements.......................................... 35
         Service Agreements................................................................ 36
         Other Service Providers........................................................... 36

BROKERAGE ALLOCATION AND OTHER PRACTICES................................................... 37
         Brokerage Transactions............................................................ 37
         Commissions....................................................................... 38
         Brokerage Selection............................................................... 38
         Directed Brokerage (Research Services)............................................ 39
         Regular Brokers or Dealers........................................................ 39
         Allocation of Portfolio Transactions.............................................. 39
         Allocation of Initial Public Offering ("IPO") Transactions........................ 39

PURCHASE, REDEMPTION AND PRICING OF SHARES................................................. 40
         Purchase and Redemption of Shares................................................. 40

         Offering Price.................................................................... 41
         Redemptions In Kind............................................................... 42
         Backup Withholding................................................................ 42

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS................................................... 43
         Dividends and Distributions....................................................... 43
         Tax Matters....................................................................... 44

DISTRIBUTION OF SECURITIES................................................................. 51
         Distributor....................................................................... 51

CALCULATION OF PERFORMANCE DATA............................................................ 52

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING.................... 58

REGULATORY INQUIRIES AND PENDING LITIGATION................................................ 59


APPENDICES:

RATINGS OF DEBT SECURITIES................................................................ A-1

TRUSTEES AND OFFICERS..................................................................... B-1

TRUSTEE COMPENSATION TABLE................................................................ C-1

PROXY POLICIES AND PROCEDURES............................................................. D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................................... E-1

MANAGEMENT FEES........................................................................... F-1

PORTFOLIO MANAGERS ....................................................................... G-1

ADMINISTRATIVE SERVICES FEES.............................................................. H-1

BROKERAGE COMMISSIONS..................................................................... I-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES

OF REGULAR BROKERS OR DEALERS............................................................. J-1

PERFORMANCE DATA.......................................................................... K-1

PENDING LITIGATION........................................................................ L-1

FINANCIAL STATEMENTS....................................................................... FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

      AIM Funds Group (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM Balanced Fund, AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Small Company Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund (each a "Portfolio" and collectively the "Portfolios"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

      The Trust was originally organized on October 30, 1984, as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on October 15, 1993. The following Portfolios were included in the reorganization: AIM Select Equity Fund and AIM Premier Equity Fund. In addition, on October 15, 1993, AIM Balanced Fund acquired all the assets and assumed all of the liabilities of AIM Convertible Securities Fund, Inc., a Maryland corporation. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to these Portfolios (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 13, 2001, AIM Select Equity Fund was known as AIM Select Growth Fund, and prior to May 1, 1998, such Fund was known as AIM Growth Fund. Each of the other Portfolios commenced operations as a series of the Trust. Prior to July 1, 2002, AIM Premier Equity Fund was known as AIM Value Fund. Prior to April 30, 2003, AIM Global Value Fund was known as AIM Worldwide Spectrum Fund. Prior to December 30, 2004, AIM International Small Company Fund was known as AIM International Emerging Growth Fund.

SHARES OF BENEFICIAL INTEREST

      Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

      The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Portfolio. These assets constitute the underlying assets of each Portfolio, are segregated on the Trust's books of account, and are charged with the expenses of such Portfolio and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Portfolio by or under the direction of the Board primarily on the basis of relative net assets, or other relevant factors.

      Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Board.

      Each Fund (as defined herein) offers separate classes of shares as follows:

          FUND                  CLASS A     CLASS B     CLASS C     CLASS R     INSTITUTIONAL
                                                                                   CLASS
AIM Balanced Fund                  X           X           X           X             X
AIM Basic Balanced Fund            X           X           X           X             X

AIM Mid Cap Basic Value Fund       X           X           X           X             X
AIM Premier Equity Fund            X           X           X           X             X
AIM Small Cap Equity Fund          X           X           X           X             X

      This Statement of Additional Information relates solely to the Institutional Classes of these five Portfolios (each a "Fund" and collectively, the "Funds").

      Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Portfolio allocable to such class available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class.

      Each share of a Portfolio has the same voting, dividend, liquidation and other rights; however, each class of shares of a Portfolio is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Except as specifically noted above, shareholders of each Portfolio are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Portfolio. However, on matters affecting an individual Portfolio or class of shares, a separate vote of shareholders of that Portfolio or class is required. Shareholders of a Portfolio or class are not entitled to vote on any matter which does not affect that Portfolio or class but that requires a separate vote of another Portfolio or class. An example of a matter that would be voted on separately by shareholders of each Portfolio is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Portfolio are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

      Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Portfolio for all losses and expenses of any shareholder of such Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Portfolio is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

      The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.

      SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

      The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

         PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.aiminvestments.com:

      - calendar quarter-end portfolio holdings are posted by the 30th day after each calendar quarter-end;

      - fiscal quarter-end portfolio holdings are posted by the 70th day after each fiscal quarter-end; and

      - the largest ten holdings are posted by the 15th day after each month-end.

These holdings are listed along with the percentage of the Fund's net assets they represent. The calendar and fiscal quarter-end portfolio holdings will remain on the website for one year. The top-ten list is replaced each month. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on www.aiminvestments.com. The Funds also disclose select holdings as part of their quarterly Fund Performance Updates and quarterly Performance and Commentaries on www.aiminvestments.com by the 29th day after each calendar quarter. These quarterly Fund Performance Updates and quarterly Performance and Commentaries are replaced each quarter. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

      SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates will disclose non-public full portfolio holdings on a selective basis only if the Executive Committee (the "Executive Committee") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The Executive Committee must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval. The Executive Committee may delegate its approval responsibilities to the Internal Compliance Controls Committee of AIM Management. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

      AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the Funds:

            -     Attorneys and accountants;
            -     Securities lending agents;
            -     Lenders to the Funds;

            -     Rating and rankings agencies;
            -     Persons assisting in the voting of proxies;
            -     Fund custodians;
            -     Fund transfer agent(s) (in the event of a redemption in kind);
            - Pricing services, market makers, or other persons who provide systems or software support in connection with Fund operations (to determine the price of securities held by a Fund);
            -     Financial printers;
            -     Brokers identified by a Fund's portfolio management team who provide execution and research services to the team; and
            -     Analysts hired to perform research and analysis to the Fund's portfolio management team.

In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. AIM will also disclose non-public portfolio holdings information in the event that such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

      AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

      DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

      From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

      DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

      DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

      AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

      The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

      FUND                                                                       AIM
                                                              AIM              MID CAP            AIM              AIM
SECURITY/                                     AIM            BASIC              BASIC           PREMIER           SMALL
INVESTMENT                                 BALANCED         BALANCED            VALUE           EQUITY          CAP EQUITY
TECHNIQUE                                    FUND             FUND              FUND             FUND              FUND
--------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
             Common Stock                      X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
           Preferred Stock                     X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
        Convertible Securities                 X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
             Alternative                       X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
          Entity Securities
--------------------------------------------------------------------------------------------------------------------------
                                                    FOREIGN INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
          Foreign Securities                   X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
    Foreign Government Obligations             X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
    Foreign Exchange Transactions              X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
                                                      DEBT INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
     U.S. Government Obligations               X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
   Mortgage-Backed and Asset-Backed            X                X
              Securities
--------------------------------------------------------------------------------------------------------------------------
 Collateralized Mortgage Obligations           X
--------------------------------------------------------------------------------------------------------------------------
   Investment Grade Corporate Debt             X                X                 X                X                X
             Obligations
--------------------------------------------------------------------------------------------------------------------------
              Junk Bonds
--------------------------------------------------------------------------------------------------------------------------
            Liquid Assets                      X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
                                                     OTHER INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
                REITs                          X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
           Other Investment                    X                X                 X                X                X
              Companies
--------------------------------------------------------------------------------------------------------------------------
         Defaulted Securities
--------------------------------------------------------------------------------------------------------------------------
     Municipal Forward Contracts
Variable or Floating Rate Instruments
--------------------------------------------------------------------------------------------------------------------------
          Indexed Securities
Zero-Coupon and Pay-in-Kind Securities
--------------------------------------------------------------------------------------------------------------------------
   Synthetic Municipal Instruments
--------------------------------------------------------------------------------------------------------------------------
                                                   INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------------------------------------------------
    Delayed Delivery Transactions              X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
        When-Issued Securities                 X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
             Short Sales                       X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
         Margin Transactions
--------------------------------------------------------------------------------------------------------------------------
           Swap Agreements                     X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
           Interfund Loans                     X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
              Borrowing                        X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

      FUND                                                                       AIM
                                                              AIM              MID CAP            AIM              AIM
SECURITY/                                     AIM            BASIC              BASIC           PREMIER           SMALL
INVESTMENT                                 BALANCED         BALANCED            VALUE           EQUITY          CAP EQUITY
TECHNIQUE                                    FUND             FUND              FUND             FUND              FUND
--------------------------------------------------------------------------------------------------------------------------
     Lending Portfolio Securities              X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
        Repurchase Agreements                  X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
    Reverse Repurchase Agreements              X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
             Dollar Rolls                      X                X
--------------------------------------------------------------------------------------------------------------------------
         Illiquid Securities                   X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
         Rule 144A Securities                  X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
          Unseasoned Issuers                   X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
        Portfolio Transactions
--------------------------------------------------------------------------------------------------------------------------
   Sale of Money Market Securities
--------------------------------------------------------------------------------------------------------------------------
         Standby Commitments
--------------------------------------------------------------------------------------------------------------------------
                                                        DERIVATIVES
--------------------------------------------------------------------------------------------------------------------------
      Equity-Linked Derivatives                X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
             Put Options                       X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
             Call Options                      X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
              Straddles                        X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
               Warrants                        X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
   Futures Contracts and Options on            X                X                 X                X                X
          Futures Contracts
--------------------------------------------------------------------------------------------------------------------------
      Forward Currency Contracts               X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------
                Cover                          X                X                 X                X                X
--------------------------------------------------------------------------------------------------------------------------

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

      The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to the equivalent of common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      Each Fund may invest up to 25% of its total assets in foreign securities.

      Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the

Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

      Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      Risks of Developing Countries. The Funds may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

      FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities.. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

      Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

      The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if one issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

      Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

      If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Balanced Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

      FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

      Descriptions of debt securities ratings are found in Appendix A.

      LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

      To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

      Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

      A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

      MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

      LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

      The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enters into dollar roll transactions to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

      Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investments in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investments in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

      The Funds may each invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

      A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of each Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," from and to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or, forward currency contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

      The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      (7) AIM Mid Cap Basic Value Fund normally invests at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (8) AIM Premier Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (9) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents, or high-quality debt obligations. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

      AIM Balanced Fund's portfolio turnover rate decreased from 114% in 2003 to 39% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in December of 2003.

      AIM European Small Company Fund's portfolio turnover rate decreased from 130% in 2003 to 71% in 2004. This variation can be attributed to the Fund's high fluctuation in flows during the 2003 period. Since then flows have steadied and the fund is now at its normal level.

      AIM Global Value Fund's portfolio turnover rate decreased from 372% in 2003 to 129% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in early 2002. This would have increased the turnover for 2003; since then the fund's portfolio turnover level has returned to its normal level.

      AIM Premier Equity Fund's portfolio turnover rate increased from 37% in 2003 to 86% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April of 2004.

      AIM Select Equity Fund's portfolio turnover rate decreased from 69% in 2003 to 38% in 2004. This variation can be attributed to the realignment of the Fund's portfolio in 2003 by the Fund's current management team.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The trustees and officers of the Trust and their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.

      The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

      The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2004, the Audit Committee held eight meetings.

      The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i)recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance

Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and
(xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2004, the Compliance Committee held two meetings.

      The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair), and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

      The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2004, the Governance Committee held seven meetings.

      Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

      The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended December 31, 2004, the Investments Committee held eight meetings.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds;

and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

      The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds' portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee:
(i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended December 31, 2004, the Valuation Committee held one meeting.

     The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for
(a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2004, the Special Market Timing Litigation Committee held eight meetings.

      Trustee Ownership of Portfolio Shares

      The dollar range of equity securities beneficially owned by each trustee
(i) in the Portfolios and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

      The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund by the Board at a meeting held on June 8, 2004. In evaluating the fairness and reasonableness of each Advisory Agreement, the Board considered a variety of factors for each Fund, as applicable, including the following:

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under each Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under each Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of each Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to each Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, AIM's legal and compliance function, AIM's use of technology, AIM's portfolio administration function, the quality of AIM's investment research and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that AIM was qualified to continue to provide investment advisory services to each Fund and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of each Fund relative to comparable funds. The Board reviewed the performance of each Fund against the performance of funds advised by other advisors with investment strategies comparable to those of such Fund and concluded that no changes to the Funds or their portfolio management teams should be made at this time.

- The performance of each Fund relative to indices. The Board reviewed the performance of each Fund against the performance of applicable indices and concluded that no changes to the Funds or their portfolio management teams should be made at this time.

- Meetings with each Fund's portfolio managers and investment personnel. With respect to each Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to each Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for each Fund against
      (i) the advisory fee rates for other mutual funds, variable insurance funds offered to insurance company separate accounts, offshore funds and/or private accounts advised by AIM with investment strategies comparable to those of such Fund, if any, and (ii) the sub-advisory fee rates for unaffiliated mutual funds sub-advised by AIM with investment strategies comparable to those of such Fund, if any. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for each Fund against the advisory fee rates for mutual funds advised by other advisors with investment strategies comparable to those of such Fund. The Board concluded that the current advisory fee rate of each Fund was fair and reasonable.

- Expense limitations and fee waivers. The Board reviewed the fee waivers and/or expense limitations, if any, currently in effect for each Fund and the effect they had on each Fund's expenses. The Board concluded that the current levels of fee waivers and/or expense limitations, if any, for each Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of each Fund's advisory fee under the Advisory Agreement and whether it includes any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for each Fund or whether, due to the nature of such Fund and the advisory fee structures of similar funds, it was reasonable to leave the structure of the advisory fee unchanged. Based on such review, the Board concluded that it was not necessary to change the structure of the advisory fee for any of the Funds to add advisory fee breakpoints.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing each Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by each Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Funds and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for each Fund. Because such research ultimately benefits each Fund, the Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of each Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under each Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under each Advisory Agreement.

- Historical relationship between each Fund and AIM. In determining whether to continue the Advisory Agreement for each Fund, the Board also considered the prior relationship between AIM and each Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Funds, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. In determining whether to continue the Advisory Agreement for each Fund, the Board considered regulatory and legal actions pending against AIM. The Board also considered the internal compliance reviews being undertaken by AIM and its affiliates, and the additional controls and procedures being implemented by AIM and its affiliates. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the regulatory and legal actions should not prevent the Board from continuing the Advisory Agreement for each Fund.

      After consideration of all of the above factors, the Board found that with respect to each Fund: (i) the services provided to such Fund and its shareholders were adequate; (ii) such Fund's Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under such Fund's Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's Advisory Agreement was in the best interests of such Fund and its shareholders and continued each such Advisory Agreement for another year.

COMPENSATION

      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

      Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix C.

Retirement Plan For Trustees

      The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefit will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

      The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODES OF ETHICS

      AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Funds within the AIM Family of Funds--Registered Trademark-- ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

      The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM, the Fund's investment advisor. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

      Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

      Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2004 is available at our web site, http://www.aiminvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

      AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to its Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, indicated in second column below, based on the average daily net assets of each Fund during the year.

      Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                        MAXIMUM
          FUND NAME               ANNUAL RATE/NET ASSETS             MAXIMUM ADVISORY FEE            ADVISORY FEE
                                  PER ADVISORY AGREEMENT          RATE AFTER JANUARY 1, 2005        RATES COMMITTED
                                                                                                      UNTIL DATE
---------------------------------------------------------------------------------------------------------------------
                                                              0.62% of the first $250 million
AIM Balanced Fund              0.75% of the first $150        0.605% of the next $250 million        June 30, 2006
                               million                        0.59% of the next $500 million
                               0.50% of amount over $150      0.575% of the next $1.5 billion
                               million (1)                    0.56% of the next $2.5 billion
                                                              0.545% of the next $2.5 billion
                                                              0.53% of the next $2.5 billion
                                                              0.515% of amount over $10 billion
                                                              0.62% of the first $250 million
---------------------------------------------------------------------------------------------------------------------
AIM Basic Balanced Fund        0.65% of the first $1 billion  0.605% of the next $250 million      December 31, 2009
                               0.60% of the next $4 billion   0.59% of the next $500 million
                               0.55% of amount over $5        0.575% of the next $1.5 billion
                               billion                        0.56% of the next $2.5 billion
                                                              0.545% of the next $2.5 billion
                                                              0.53% of the next $2.5 billion
                                                              0.515% of amount over $10 billion
                                                              0.745% of the first $250 million
---------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund   0.80% of the first $1          0.73% of the next $250 million       December 31, 2009
                               billion                        0.715% of the next $500 million
                               0.75% of the next $4 billion   0.70% of the next $1.5 billion
                               0.70% of amount over $5        0.685% of the next $2.5 billion
                               billion                        0.67% of the next $2.5 billion
                                                              0.655% of the next $2.5 billion

---------------------------------------------------------------------------------------------------------------------
                                                              0.64% of amount over $10 billion
                                                              0.75% of the first $150 million
---------------------------------------------------------------------------------------------------------------------
AIM Premier Equity Fund        0.80% of the first $150        0.615% of the next $4.85 billion     December 31, 2009
                               million                        0.57% of the next $2.5 billion
                               0.625% of amount over $150     0.545% of the next $2.5 billion
                               million (1)                    0.52% of amount over $10 billion
---------------------------------------------------------------------------------------------------------------------
                                                              0.745% of the first $250 million     December 31, 2009
AIM Small Cap Equity Fund      0.85% of all assets            0.73% of the next $250 million
                                                              0.715% of the next $500 million
                                                              0.70% of the next $1.5 billion
                                                              0.685% of the next $2.5 billion
                                                              0.67% of the next $2.5 billion
                                                              0.655% of the next $2.5 billion
                                                              0.64% of amount over $10 billion
---------------------------------------------------------------------------------------------------------------------

(1) AIM has voluntarily agreed to waive advisory fees payable by the Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

      The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix F.

Portfolio Managers

      Appendix G contains the following information regarding the portfolio managers identified in each Fund's prospectus:

      -     The dollar range of the manager's investments in each Fund.

      -     A description of the manager's compensation structure.

      - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix H.

OTHER SERVICE PROVIDERS

      TRANSFER AGENT. AIM Investment Services, Inc., ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

      The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee equal to $2.00 per trade executed to be billed monthly plus certain out of pocket expenses. In addition, for servicing accounts holding Institutional Class Shares, the Trust, on behalf of the Funds, is required to reimburse AIS for servicing such accounts to the extent that an account is serviced by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. AIS has agreed to waive the right to collect any fee or reimbursement to which it is entitled, to the extent that such fee or reimbursement would cause the fees and expenses incurred by the Institutional Class Shares to exceed 0.10% of the average net assets attributable to such class of the Funds.

      It is anticipated that most investors will perform their own subaccounting. AIS has contractually agreed to limit transfer agent fees to 0.10% of average net assets of the Institutional Class. The expense limitation agreement is in effect through December 31, 2005.

      CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

      The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

      Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

      AUDITORS. The Funds' independent registered public accountants are responsible for auditing the financial statements of the Funds. The Board has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accountants to audit the financial statements of the Funds.

      COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

      AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

      Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds for the last three fiscal years ended December 31 are found in Appendix I.

COMMISSIONS

      During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

      Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

      Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information and providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

      The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

      In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

      AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2004 are found in Appendix J.

REGULAR BROKERS OR DEALERS

      Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2004 is found is Appendix J.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and when the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capital/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies and current holdings. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts on a pro rata basis based on order size.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

      Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

      Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

      A financial intermediary may submit a written request to AIS for correction of transactions involving Fund shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

      An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

      Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

      AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

      Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts in such plans.

      AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent or its designee.

      ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

      Shares of the Institutional Class of a Fund are offered at net asset value.

Calculation of Net Asset Value

      Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

      Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

      Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

      Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

      Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

      Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

      An investor is subject to backup withholding if:

      1.    the investor fails to furnish a correct TIN to the Fund;

      2.    the IRS notifies the Fund that the investor furnished an incorrect
            TIN;

      3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

      4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

      5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

      Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

      Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

      Investors should contact the IRS if they have any questions concerning withholding.

      IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

      NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

      It is the present policy of AIM Mid Cap Basic Value Fund and AIM Premier Equity Fund to declare and pay annually net investment income dividends and capital gain distributions. It is the present policy of AIM Balanced Fund and AIM Basic Balanced Fund to declare and pay quarterly net investment income dividends and declare and pay annually capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

      Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and (for Fund taxable years beginning after October 22, 2004) net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the

Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or of securities of certain publicly traded partnerships (for Fund taxable years beginning after October 22, 2004).

      For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

      Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

      Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

      DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a fund may make an election to treat such gain or loss as capital.

      Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

      Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

      Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

      Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

      EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

      PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

      The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below.

      A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

      Dividends paid by a Fund will not be eligible for the dividends received deduction when received by a corporation that has not held its shares of a Fund for at least 46 days during the 91-day period beginning 45 days before the date on which the shares become ex-dividend and will not be treated as qualified dividend income when received by an individual or other noncorporate shareholder who has not held its shares of a Fund for at least 61 days during the 121-day period beginning 60 days before the date on which the shares become ex-dividend.

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

      Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

      SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

      BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares -- Backup Withholding."

      FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

      As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the

Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but, may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

      Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

      Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

      FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

      Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

      EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 21, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

      The Trust has entered into master distribution agreements as amended, relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

      The Trust (on behalf of the Institutional Classes) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

      AIM Distributors, or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments.

      In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with AIM.

      REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, placing AIM Funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor.

      The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts.

      ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.10% of average annual assets.

      OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ADI Affiliates make payments for entertainment events they deem appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

      ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.

      In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

      The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where      P    =  a hypothetical initial payment of $1,000;

           T    =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five or ten year periods);

           n    =  number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the one, five or ten year periods (or fractional portion of such period).

      The average annual total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix K.

      Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

      Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Institutional Class shares does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

      A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

      Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where      P    =  a hypothetical initial payment of $1,000;

           U    =  average annual total return assuming payment of only a stated
                   portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

           n    =  number of years; and

           ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where      P    =  a hypothetical initial payment of $1,000.

           V    =  cumulative total return assuming payment of all of, a stated
                   portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

           ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      The cumulative total returns for each Fund, with respect to its Institutional Class shares for the one, five, and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix K.

Calculation of Certain Performance Data

      AIM Basic Balanced Fund and AIM Mid Cap Basic Value Fund may use a restated or a blended performance calculation to derive certain performance data shown for their Institutional Class shares in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Funds' Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for periods prior to inception of the Institutional Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Funds' Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Institutional Class shares.

      A restated or blended performance calculation may be used to derive (i) the Funds' standardized average annual total returns over a stated period and
(ii) the Funds' non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

      A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T)  = ATV
                                              D

Where      P    =  a hypothetical initial payment of $1,000;

           T    =  average annual total return (after taxes on distributions);

           n    =  number of years; and

           ATV  =  ending value of a hypothetical $1,000 payment made at the
              D beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

      Standardized average annual total return (after taxes on distributions) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix K.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

      A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T)  = ATV
                                              DR

Where      P    =  a hypothetical initial payment of $1,000;

           T    =  average annual total return (after taxes on distributions and redemption);

           n    =  number of years; and

           ATV  =  ending value of a hypothetical $1,000 payment made at the
              DR beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

      Standardized average annual total return (after taxes on distributions and redemption) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

      The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

      The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

      The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix K.

Yield Quotation

      Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

      Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where      a    =  dividends and interest earned during a stated 30-day period.
                   For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

           b    =  expenses accrued during period (net of reimbursements).

           c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.

      The yield for the AIM Balanced Fund and AIM Basic Balanced Fund for the 30 day period ended December 31, 2004 is found in Appendix K.

Performance Information

      All advertisements for the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

      The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age
Barron's
Best's Review
Bloomberg
Broker World
Business Week
Changing Times
Christian Science Monitor
Consumer Reports
Economist
FACS of the Week
Financial Planning
Financial Product News
Financial Services Week
Financial World
Forbes
Fortune
Hartford Courant Inc.
Institutional Investor
Insurance Forum
Insurance Week
Investor's Business Daily
Journal of the American Society of CLU & ChFC
Kiplinger Letter
Money Mutual Fund Forecaster
Nation's Business
New York Times
Pension World
Pensions & Investments
Personal Investor
Philadelphia Inquirer
The Bond Buyer
USA Today
U.S. News & World Report
Wall Street Journal
Washington Post
CNN
CNBC
PBS

      Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

      Bank Rate Monitor
      Bloomberg
      Factset Data Systems
      Lipper, Inc.
      Morningstar, Inc.
      Standard & Poor's
      Strategic Insight
      Thompson Financial

      Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Lehman U.S. Aggregate Bond Index
      Lipper Balanced Fund Index
      Lipper Large Cap Core Fund Index
      Lipper Mid Cap Value Fund Index
      Lipper Small Cap Core Fund Index
      Russell 2000--Registered Trademark-- Index
      Russell 1000--Registered Trademark-- Value Index
      Russell Mid Cap Value Index
      Standard & Poor's 500 Stock Index
      Standard & Poor's Small Cap 600 Index

      Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

      From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing), variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

     SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

      On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the

AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

      Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

      Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

      The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

                   REGULATORY INQUIRIES AND PENDING LITIGATION

      The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

      As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

      Ongoing Regulatory Inquiries Concerning IFG and AIM

      IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

      AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds.

     Pending Regulatory Civil Action Alleging Market Timing

     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

     If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

      Private Civil Actions Alleging Market Timing

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix L-1.

      All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and

IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix L-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix L-1.

      Private Civil Actions Alleging Improper Use of Fair Value Pricing

      Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix L-2.

      Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix L-3.

      Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

      Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix L-4.

      Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

      Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of April 25, 2005 is set forth in Appendix L-5.

      Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

      A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was served on AIM and AIM Capital on April 25, 2005, is set forth in Appendix L-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

      Moody's corporate ratings areas follows:

      Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

      Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

      Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

      Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

      Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

      An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

      Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

      Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

      The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

      Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met. ' B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

      The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of March 31, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                               TRUSTEE
   NAME, YEAR OF BIRTH AND      AND/OR                                                                             OTHER
      POSITION(S) HELD         OFFICER                                                                      TRUSTEESHIP(S) HELD
       WITH THE TRUST           SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                      BY TRUSTEE
-----------------------------  -------  -------------------------------------------------------------  -----------------------------
INTERESTED PERSONS

Robert H. Graham(1) --  1946    1992    Director and Chairman, A I M Management Group Inc. (financial  None
Trustee, Vice Chair and                 services holding company); Director and Vice Chairman,
President                               AMVESCAP PLC and Chairman of AMVESCAP PLC - AIM Division
                                        (parent of AIM and a global investment management firm)

                                        Formerly: President and Chief Executive Officer, A I M
                                        Management Group Inc.; Director, Chairman and President,
                                        A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered
                                        investment advisor), A I M Distributors, Inc. (registered
                                        broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered
                                        broker dealer); and Chief Executive Officer, AMVESCAP PLC -
                                        Managed Products

Mark H. Williamson(2) -- 1951   2003    Director, President and Chief Executive Officer, A I M         None
Trustee and Executive Vice              Management Group Inc. (financial services holding company);
President                               Director, Chairman and President, A I M Advisors, Inc.
                                        (registered investment advisor); Director, A I M Capital
                                        Management, Inc. (registered investment advisor) and A I M
                                        Distributors, Inc. (registered broker dealer); Director and
                                        Chairman, AIM Investment Services, Inc. (registered transfer agent), Fund Management Company (registered broker dealer)
                                        and INVESCO Distributors, Inc. (registered broker dealer);
                                        and Chief Executive Officer, AMVESCAP PLC - AIM Division
                                        (parent of AIM and a global investment management firm)

                                        Formerly: Director, Chairman, President and Chief Executive
                                        Officer, INVESCO Funds Group, Inc.; President and Chief
                                        Executive Officer, INVESCO Distributors, Inc.; and Chief
                                        Executive Officer, AMVESCAP PLC - Managed Products

------------

1 Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.

2 Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                               TRUSTEE
   NAME, YEAR OF BIRTH AND      AND/OR                                                                             OTHER
      POSITION(S) HELD         OFFICER                                                                      TRUSTEESHIP(S) HELD
       WITH THE TRUST           SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                      BY TRUSTEE
-----------------------------  -------  -------------------------------------------------------------  -----------------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett(3)  -- 1944   1987    Chairman, Crockett Technology Associates (technology           ACE Limited (insurance
Trustee and Chair                       consulting company)                                            company); and Captaris, Inc.
                                                                                                       (unified messaging provider)

Bob R. Baker -- 1936            2003    Retired                                                        None
Trustee

Frank S. Bayley -- 1939         2001    Retired                                                        Badgley Funds, Inc.
Trustee                                                                                                (registered investment
                                        Formerly:  Partner, law firm of Baker & McKenzie               company)

James T. Bunch -- 1942          2003    Co-President and Founder, Green, Manning & Bunch, Ltd.         None
Trustee                                 (investment banking firm); and Director, Policy Studies, Inc.
                                        and Van Gilder Insurance Corporation

Albert R. Dowden -- 1941        2000    Director of a number of public and private business Trustee    None
                                        corporations, including the Boss Group, Ltd. (private
                                        investment and management); Cortland Trust, Inc. (Chairman)
                                        (registered investment company); Annuity and Life Re
                                        (Holdings), Ltd. (insurance company) and CompuDyne
                                        Corporation (provider of products and services to the public security market)

                                        Formerly:  Director, President and Chief Executive Officer,
                                        Volvo Group North America, Inc.; Senior Vice President, AB
                                        Volvo; and director of various affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935     1998    Retired                                                        None
Trustee
                                        Formerly: Chairman, Mercantile Mortgage Corp.; President and
                                        Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.;
                                        and President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952          1997    Chief Executive Officer, Twenty First Century Group, Inc.      Administaff, and Discovery
Trustee                                 (government affairs company); and Owner, Dos Angelos Ranch,    Global Education Fund
                                        L.P.                                                           (non-profit)
                                        Formerly:  Chief Executive Officer, Texana Timber LP
                                        (sustainable forestry company)

------------
3     Mr. Crockett was elected Chair of the Board effective October 4, 2004.

                               TRUSTEE
   NAME, YEAR OF BIRTH AND      AND/OR                                                                             OTHER
      POSITION(S) HELD         OFFICER                                                                      TRUSTEESHIP(S) HELD
       WITH THE TRUST           SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                      BY TRUSTEE
-----------------------------  -------  -------------------------------------------------------------  -----------------------------
Carl Frischling -- 1937         1993    Partner, law firm of Kramer Levin Naftalis and Frankel LLP     Cortland Trust, Inc.
Trustee                                                                                                (registered investment
                                                                                                       company)

Gerald J. Lewis -- 1933         2003    Chairman, Lawsuit Resolution Services (San Diego, California)  General Chemical Group, Inc.
Trustee

Prema Mathai-Davis -- 1950      1998    Formerly: Chief Executive Officer, YWCA of the USA             None
Trustee

Lewis F. Pennock -- 1942        1992    Partner, law firm of Pennock & Cooper                          None
Trustee

Ruth H. Quigley -- 1935         2001    Retired                                                        None
Trustee

Larry Soll -- 1942              2003    Retired                                                        None
Trustee

OTHER OFFICERS

Lisa O. Brinkley(4) -- 1959     2004    Senior Vice President, A I M Management Group Inc. (financial  N/A
Senior Vice President and               services holding company); Senior Vice President and Chief
Chief Compliance Officer                Compliance Officer, A I M Advisors, Inc.; Vice President and
                                        Chief Compliance Officer, A I M Capital Management, Inc.  and
                                        Vice President, A I M Distributors, Inc., AIM Investments
                                        Services, Inc. and Fund Management Company

                                        Formerly: Senior Vice President and Compliance Director,
                                        Delaware Investments Family of Funds; and Chief Compliance
                                        Officer, AIM Distributors, Inc.

Russell C. Burk(5) -- 1958      2005    Formerly:  Director of Compliance and Assistant General        N/A
Senior Vice President                   Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill
                                        Lynch; General Counsel and Director of Compliance, ALPS
                                        Mutual Funds, Inc.

------------
4 Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

5 Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.

                               TRUSTEE
   NAME, YEAR OF BIRTH AND      AND/OR                                                                             OTHER
      POSITION(S) HELD         OFFICER                                                                      TRUSTEESHIP(S) HELD
       WITH THE TRUST           SINCE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                      BY TRUSTEE
-----------------------------  -------  -------------------------------------------------------------  -----------------------------
Kevin M. Carome -- 1956         2003    Director, Senior Vice President, Secretary and General         N/A
Senior Vice President,                  Counsel, A I M Management Group Inc. (financial services
Secretary and Chief Legal               holding company) and A I M Advisors, Inc.; Director and Vice
Officer                                 President, INVESCO Distributors, Inc.; Vice President, A I M
                                        Capital Management, Inc., and AIM Investment Services, Inc.;
                                        Director, Vice President and General Counsel, Fund Management
                                        Company; and Senior Vice President, A I M Distributors, Inc.

                                        Formerly: Senior Vice President and General Counsel, Liberty
                                        Financial Companies, Inc.; Senior Vice President and General
                                        Counsel, Liberty Funds Group, LLC; and Vice President, A I M
                                        Distributors, Inc.

Robert G. Alley -- 1948         1992    Managing Director, Chief Fixed Income Officer, and Senior      N/A
Vice President                          Investment Officer, AIM Capital Management, Inc.; and Vice
                                        President, A I M Advisors, Inc.

Stuart W. Coco -- 1955          1992    Managing Director and Director of Money Market Research and    N/A
Vice President                          Special Projects, A I M Capital Management, Inc.; and Vice
                                        President, A I M Advisors, Inc.

Sidney M. Dilgren -- 1961       2004    Vice President and Fund Treasurer, A I M Advisors, Inc.        N/A
Vice President and Treasurer
                                        Formerly: Vice President, A I M Distributors, Inc.; and
                                        Senior Vice President, AIM Investment Services, Inc.

J. Philip Ferguson(6) -- 1945   2005    Senior Vice President and Chief Investment Officer, A I M      N/A
Vice President                          Advisors Inc.; Director, Chairman, Chief Executive Officer,
                                        President and Chief Investment Officer, A I M Capital
                                        Management, Inc; Executive Vice President, A I M Management
                                        Group Inc.;

                                        Formerly: Senior Vice President, AIM Private Asset
                                        Management, Inc.; Chief Equity Officer, and Senior Investment
                                        Officer, A I M Capital Management, Inc.; and Managing
                                        Partner, Beutel, Goodman Capital Management

Karen Dunn Kelley -- 1960       1992    Director of Cash Management, Managing Director and Chief Cash  N/A
Vice President                          Management Officer,  A I M Capital Management, Inc.; Director
                                        and President, Fund Management Company, and Vice President,
                                        A I M Advisors, Inc..

------------
6 Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

          TRUSTEE OWNERSHIP OF PORTFOLIO SHARES AS OF DECEMBER 31, 2004

                                                                          AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                            REGISTERED INVESTMENT
                                                                            COMPANIES OVERSEEN BY
                                                                                 TRUSTEE IN
                             DOLLAR RANGE OF EQUITY SECURITIES               THE AIM FAMILY OF
NAME OF TRUSTEE                         PER PORTFOLIO                   FUNDS--Registered Trademark--
-------------------   -----------------------------------------------   -----------------------------
Robert H. Graham      Balanced                          Over $100,000          Over $100,000
                      Basic Balanced                    Over $100,000
                      Premier Equity                    Over $100,000
                      Small Cap Equity                  Over $100,000
Mark H. Williamson    European Small Company        $10,001 - $50,000          Over $100,000
                      International Small Company  $50,001 - $100,000
                      Mid Cap Basic Value          $50,001 - $100,000
Bob R. Baker          International Small Company       Over $100,000          Over $100,000
                      Small Cap Equity                  Over $100,000
Frank S. Bayley       European Small Company        $10,001 - $50,000          Over $100,000
                      Premier Equity                     $1 - $10,000
James T. Bunch                                -0-                              Over $100,000
Bruce L. Crockett     Mid Cap Basic Value           $10,001 - $50,000       $50,001-$100,000(7)
                      Premier Equity                     $1 - $10,000
                      Select Equity                      $1 - $10,000
                      Small Cap Equity              $10,001 - $50,000
Albert R. Dowden      Small Cap Equity              $10,001 - $50,000          Over $100,000
Edward K. Dunn, Jr.   European Small Company        $10,001 - $50,000          Over $100,000(7)
                      International Small Company   $10,001 - $50,000
                      Premier Equity                $10,001 - $50,000
Jack M. Fields        Premier Equity                    Over $100,000          Over $100,000(7)
Carl Frischling       European Small Company            Over $100,000          Over $100,000(7)
                      International Small Company       Over $100,000
                      Select Equity                $50,001 - $100,000
                      Premier Equity               $50,001 - $100,000
Gerald J. Lewis                               -0-                              Over $100,000
Prema Mathai-Davis                            -0-                               $1 - $10,000(7)
Lewis F. Pennock      Balanced                      $10,001 - $50,000          Over $100,000
                      Global Value                  $10,001 - $50,000
                      Select Equity                      $1 - $10,000
Ruth H. Quigley       European Small Company             $1 - $10,000        $10,001-$50,000
                      International Small Company        $1 - $10,000
                      Premier Equity                     $1 - $10,000
Larry Soll                                    -0-                              Over $100,000(7)

----------
7 Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:

                                                      ESTIMATED
                                                       ANNUAL
                                      RETIREMENT      BENEFITS
                        AGGREGATE      BENEFITS         UPON            TOTAL
                      COMPENSATION      ACCRUED      RETIREMENT     COMPENSATION
                        FROM THE        BY ALL      FROM ALL AIM    FROM ALL AIM
TRUSTEE                TRUST(1,2)    AIM FUNDS(3)     FUNDS (4)      FUNDS (5,6)
-------                ----------    ------------     ---------      -----------
Bob R. Baker            $16,924        $198,871       $144,786        $189,750
Frank S. Bayley          16,947         175,241        112,500         193,500
James T. Bunch           16,607         143,455        112,500         186,000
Bruce L. Crockett        19,484          75,638        112,500         223,500
Albert R. Dowden         16,860          93,210        112,500         192,500
Edward K. Dunn, Jr.      16,947         133,390        112,500         193,500
Jack M. Fields           16,313          48,070        112,500         186,000
Carl Frischling(7)       16,220          62,040        112,500         185,000
Gerald J. Lewis          16,607         143,455        112,500         186,000
Prema Mathai-Davis       16,630          55,768        112,500         189,750
Lewis F. Pennock         16,313          80,777        112,500         186,000
Ruth H. Quigley          16,630         154,767        112,500         189,750
Louis S. Sklar(8)        16,313         115,160        101,250         186,000
Larry Soll               16,607         184,356        130,823         186,000

(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2004, including earnings, was $64,675.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation from the Trust" above does not include $4,054 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended December 31, 2004.

(3) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $184,394.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assume each trustee serves until his or her normal retirement date.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation from All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

(7) During the fiscal year ended December 31, 2004 the Trust paid $51,523 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)   Mr. Sklar retired as a trustee on December 31, 2004.

                                   APPENDIX D

                          PROXY POLICIES AND PROCEDURES
                         (AS AMENDED SEPTEMBER 16, 2004)

A.    PROXY POLICIES

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.    BOARDS OF DIRECTORS

            A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

            There are some actions by directors that should result in votes being withheld. These instances include directors who:

            - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

            - Attend less than 75 percent of the board and committee meetings without a valid excuse;

            - Implement or renew a dead-hand or modified dead-hand poison pill;

            -     Sit on the boards of an excessive number of companies;

            - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

            - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

            - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

            Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

            - Long-term financial performance of the target company relative to its industry;

            Management's track record;

            -     Portfolio manager's assessment;

            -     Qualifications of director nominees (both slates);

            - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

            -     Background to the proxy contest.

      II.   INDEPENDENT AUDITORS

            A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

            - It is not clear that the auditors will be able to fulfill their function;

            - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

            - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III.  COMPENSATION PROGRAMS

            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

            - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

            - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

            - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

            - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

            - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.   CORPORATE MATTERS

            We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

            - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

            - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

            - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

            - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.    SHAREHOLDER PROPOSALS

            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

            - We will generally abstain from shareholder social and environmental proposals.

            - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

            - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

            - We will generally vote for proposals to lower barriers to shareholder action.

            - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.   OTHER

            - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

            - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

            - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

            AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    PROXY COMMITTEE PROCEDURES

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.    BUSINESS/DISASTER RECOVERY

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    RESTRICTIONS AFFECTING VOTING

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    CONFLICTS OF INTEREST

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board in the next quarterly report.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    FUND OF FUNDS

      WHEN AN AIM FUND THAT INVESTS IN ANOTHER AIM FUND(S) HAS THE RIGHT TO VOTE ON THE PROXY OF THE UNDERLYING AIM FUND, AIM WILL SEEK GUIDANCE FROM THE BOARD OF TRUSTEES OF THE INVESTING AIM FUND ON HOW TO VOTE SUCH PROXY.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of March 15, 2005.

AIM BALANCED FUND

                                         CLASS A      CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                          SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                        PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD      RECORD      RECORD      RECORD        RECORD
--------------------------------------  ----------  ----------  ----------  ----------  -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246-6484              6.62%        6.00%      12.65%         --           --

Reliance Trust Co.
FBO Tahoe Regional Planning Agency
PO Box 48529
Atlanta, GA 30362-1529                      --           --          --        7.46%          --

A I M Advisors, Inc*
ATTN:  Corporate Controller
11 Greenway Plaza, Suite 100
Houston, TX 77046                           --           --          --          --          100%

Crittenden Health Systems
Hwy 60
Marion, KY  42064                           --           --          --        8.98%          --

*     Owned of record and beneficially.

                                         CLASS A      CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                          SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                        PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD      RECORD      RECORD      RECORD        RECORD
--------------------------------------  ----------  ----------  ----------  ----------  -------------
Branch Banking Trust TTE
FBO W.E. Stanley & Co. Inc.
OMNIBUS Daily 401k
FBO WE Stanley & Co.
300 E Wendover Avenue, Ste 100
Greensboro, NC  27401-1221                  --           --          --        5.23%          --

AMVESCAP National Trust Company TTEE
FBO Big Horn Basin
Orthopedic Clinic
Profit PC Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779                      --           --          --       15.47%          --

MCB Trust Services Cust FBO
Fresh Meadow Mechanical Corp.
700 17th Street, Ste. 300
Denver, CO 80202-3531                       --           --          --        6.35%          --

AMVESCAP National Trust Co.
as agent for Fleet National Bank FBO
Fleet Boston Financial Savings Plus       5.44%          --          --          %            --
P.O. Box 105779
Atlanta, GA 30348-5779

Scudder Trust Company TTEE
FBO Loos + Company Inc. 401K Plan
P.O. Box 1757
Salem, NH  03079-1143                       --           --          --        6.77%          --

Symetra Investment Services Inc.
P.O. Box 34443
Seattle, WA  98124-1443                     --           --          --        5.30%          --

AIM BASIC BALANCED FUND

                                         CLASS A      CLASS B     CLASS C     CLASS R      INVESTOR      INSTITUTIONAL
                                          SHARES      SHARES      SHARES      SHARES    CLASS SHARES(1)  CLASS SHARES
                                        PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF         OWNED OF
PRINCIPAL HOLDER                          RECORD      RECORD      RECORD      RECORD        RECORD           RECORD
--------------------------------------  ----------  ----------  ----------  ----------  -------------    -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 --         5.55%       5.17%                     N/A

AIM Advisors Inc.
Attn:  Corporate Controller
11 E Greenway Plaza, Suite 1919
Houston, TX  77046-1103                     --           --          --       37.64%          --              100%*

Wayne J. Kropp Sr.
P.O. Box 1078
Fairfield Bay, AR  72088-1078               --           --          --       28.88%          --               --

Manufacturer's Agents Inc.
Jan E. Gardner
1736 Defoor Pl NW
Atlanta, GA  30318-3709                     --           --          --        9.99%          --               --

Jeffrey E. Gamble
20 Windy Reef Ct.
Barnegat, NJ  08005-5608                    --           --          --        9.35%          --               --

*     Owned of record and beneficially.

(1)   Investor Class shares commenced operations as of April 29, 2005.

AIM EUROPEAN SMALL COMPANY FUND

                                       CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                      PERCENTAGE OWNED  PERCENTAGE OWNED  PERCENTAGE OWNED
NAME AND ADDRESS OF                          OF                OF                OF
PRINCIPAL HOLDER                           RECORD            RECORD            RECORD
------------------------------------  ----------------  ----------------  ----------------
FTC & Co.
Datalynx
PO Box 173736
Denver, CO 80217-3736                      11.71%               --                --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484                 5.29%               --             11.49%

Morgan Stanley DW
3 Harborside Pl. Fl 6
Jersey City, NJ  07311-3907                   --                --              8.53%

AIM GLOBAL VALUE FUND

                                       CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                      PERCENTAGE OWNED  PERCENTAGE OWNED  PERCENTAGE OWNED
NAME AND ADDRESS OF                          OF                OF                OF
PRINCIPAL HOLDER                           RECORD            RECORD            RECORD
------------------------------------  ----------------  ----------------  ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                 6.73%             8.35%             5.44%

AIM INTERNATIONAL SMALL COMPANY FUND

                                       CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                      PERCENTAGE OWNED  PERCENTAGE OWNED  PERCENTAGE OWNED
NAME AND ADDRESS OF                          OF                OF                OF
PRINCIPAL HOLDER                           RECORD            RECORD            RECORD
------------------------------------  ----------------  ----------------  ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr East
2nd Floor                                  10.55%             6.34%            18.64%
Jacksonville, FL   32246-6484

Morgan Stanley DW
Attn:  Mutual Fund Operations                 --             10.33%             8.08%
3 Harborside Pl. Fl 6
Jersey City, NJ  07311-3907

Citigroup Global Markets House Acct.
Attn:  Cindy Tempesta 7th Fl.
333 West 34th St.                             --              9.10%             9.83%
New York, NY  10001-2402

AIM MID CAP BASIC VALUE FUND

                                         CLASS A      CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                          SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                        PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD      RECORD      RECORD      RECORD        RECORD
--------------------------------------  ----------  ----------  ----------  ----------  -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr, East,
2nd Floor
Jacksonville, FL  32246-6484                --           --        6.13%         --           --

Citigroup Global Markets House Acct.
Attn:  Cindy Tempesta 7th Fl.
333 West 34th St.
New York, NY  10001-2402                    --           --        8.26%         --           --

AIM Advisors Inc.
Attn:  Corporate Controller
11 E Greenway Plaza, Suite 1919
Houston, TX  77046-1103                     --           --          --       31.25%          --

Donna M. Lambert
660 Cardinal St.
Plantation, FL  33324                       --           --          --       24.37%          --

Essential Personnel Services
Sharon Dubruyne
13582 Woodland Dr.
Tustin, CA  92780-4775                      --           --          --       15.98%          --

Lorry Sirkin
1115 W. Altgeld St.
Chicago, IL  60614-2218                     --           --          --        9.13%          --

Audrey S. Gamm
1115 W. Altgeld St.
Chicago, IL  60614-2218                     --           --          --        9.13%          --

Hartmann Metals
Hanni H. Hartmann
139 Makaweli St.
Honolulu, HI  96825-2143                    --           --          --        5.61%          --

                                         CLASS A      CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                          SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                        PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD      RECORD      RECORD      RECORD        RECORD
--------------------------------------  ----------  ----------  ----------  ----------  -------------
AIM Moderate Asset Allocation Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Suite 100
Houston, TX  77046-1113                     --           --          --          --         99.9%

AIM PREMIER EQUITY FUND

                                         CLASS A      CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                          SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                        PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD      RECORD      RECORD      RECORD        RECORD
--------------------------------------  ----------  ----------  ----------  ----------  -------------
Citigroup Global Markets House Acct.
Attn:  Cindy Tempesta, 17th Floor
333 West 34th Street
New York, NY   10001-2402                 6.87%        7.88%       9.70%        --            --

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484               7.49%        7.59%      16.67%      21.80%          --

AMVESCAP National Trust Company TTEE
FBO Guys Inc. 401(k) Profit Sharing
Plan
P.O. Box 105779
Atlanta, GA 30348-5779                      --           --          --        8.81%          --

                                         CLASS A      CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                          SHARES      SHARES      SHARES      SHARES     CLASS SHARES
                                        PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD      RECORD      RECORD      RECORD        RECORD
--------------------------------------  ----------  ----------  ----------  ----------  -------------
First Command Bank Trust
Attention: Trust Department
P.O. Box 901075
Fort Worth, TX 76101-2075                   --           --          --         --          9.68%

Putnam Fiduciary Trust Co. Trustee
FBO Raymond James Financial Inc.
Star Plan Trust
One Investors Way
Norwood, MA  02062-1599                     --           --          --         --         89.46%

AIM SELECT EQUITY FUND

                                       CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                      PERCENTAGE OWNED  PERCENTAGE OWNED  PERCENTAGE OWNED
NAME AND ADDRESS OF                          OF                OF                OF
PRINCIPAL HOLDER                           RECORD            RECORD            RECORD
------------------------------------  ----------------  ----------------  ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246-6484                5.40%             6.04%             7.02%

Citigroup Global Markets House Account
ATTN: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402                     5.13%               --                --

AIM SMALL CAP EQUITY FUND

                                         CLASS A      CLASS B     CLASS C     CLASS R   INSTITUTIONAL
                                          SHARES      SHARES      SHARES      SHARES     CLASS SHARES(2)
                                        PERCENTAGE  PERCENTAGE  PERCENTAGE  PERCENTAGE    PERCENTAGE
NAME AND ADDRESS OF                      OWNED OF    OWNED OF    OWNED OF    OWNED OF      OWNED OF
PRINCIPAL HOLDER                          RECORD      RECORD      RECORD      RECORD        RECORD
--------------------------------------  ----------  ----------  ----------  ----------  -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL   32246-6484             6.31%        5.67%      15.27%         --

Reliance Trust Co.
FBO Knightsbridge Solutions 401k
P.O. Box 48529
Atlanta, GA  30362-1529                     --           --          --        5.66%         N/A

Symetra Investments Inc.
P.O. Box 34443
Seattle, WA  98124-1443                     --           --          --        8.55%          --

(2)   Institutional Class shares commenced operations as of April 29, 2005.

      MANAGEMENT OWNERSHIP

      As of March 15, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Portfolio.

                                   APPENDIX F
                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:

                                 2004                                2003                                  2002
               ------------------------------------  ------------------------------------  ------------------------------------
               MANAGEMENT   MANAGEMENT     NET       MANAGEMENT   MANAGEMENT      NET      MANAGEMENT   MANAGEMENT     NET
                  FEE          FEE      MANAGEMENT      FEE          FEE      MANAGEMENT       FEE          FEE     MANAGEMENT
                 PAYABLE      WAIVERS    FEE PAID     PAYABLE      WAIVERS      FEE PAID     PAYABLE      WAIVERS    FEE PAID
               -----------  ----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
AIM Balanced
Fund           $10,703,307  $    3,064  $10,700,243  $12,247,956  $   26,441  $12,221,515  $16,549,652  $   42,255  $16,507,397

AIM Basic
Balanced Fund    1,094,829         292    1,094,537      762,772      87,087      675,685      425,485     124,214      301,271

AIM Mid Cap
Basic
Value Fund       1,259,409       1,532    1,257,877      585,948      87,608      498,340      396,344      65,709      330,635

AIM Premier
Equity Fund     49,234,296     770,935   48,463,361   56,790,898   1,170,110   55,620,788   83,590,822   3,054,474   80,536,348

AIM Small Cap
Equity Fund      4,233,084       3,093    4,229,991    3,062,023       3,786    3,058,237    2,448,587       3,987    2,444,600

                                   APPENDIX G
                               PORTFOLIO MANAGERS

                             As of December 31, 2004


                            INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER         DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
                                              AIM BALANCED FUND
R. Canon Coleman II                                 None
Jan H. Friedli                                      None
Scot W. Johnson                                     None
Matthew W. Seinsheimer                        $10,001 - $50,000
Michael J. Simon                                    None
Bret W. Stanley                                     None

                                            AIM BASIC BALANCED FUND

R. Canon Coleman II                             $1 - $10,000
Jan H. Friedli                                      None
Scot W. Johnson                               $10,001 - $50,000
Matthew W. Seinsheimer                        $10,001 - $50,000
Michael J. Simon                                    None
Bret W. Stanley                                     None

                                        AIM MID CAP BASIC VALUE FUND

R. Canon Coleman II                           $10,001 - $50,000
Matthew W. Seinsheimer                       $100,001 - $500,000
Michael J. Simon                             $100,001 - $500,000
Bret W. Stanley                             $500,001 - $1,000,000

                                           AIM PREMIER EQUITY FUND

Lanny H. Sachnowitz                          $100,001 - $500,000
Ronald S. Sloan                                     None
Bret W. Stanley                                     None

                                           AIM SMALL CAP EQUITY FUND

Juliet S. Ellis                              $100,001 - $500,000
Michael Chapman(2)                            $50,001 - $100,000

---------------------------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Mr. Chapman began serving as portfolio manager on AIM Small Cap Equity Fund on April 29, 2005. Ownership information has been provided as of March 31, 2005.

DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

      High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of December 31, 2004

         AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

NAME OF PORTFOLIO MANAGER        NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
                                                 TOTAL ASSETS BY CATEGORY
                                              AIM BALANCED FUND

R. Canon Coleman II              8 Registered Mutual Funds with $9,207,251,766 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Jan H. Friedli                   6 Registered Mutual Funds with $1,543,553,540 in total assets under management

                                 2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Scot W. Johnson                  9 Registered Mutual Funds with $3,504,834,363 in total assets under management

                                 2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Matthew W. Seinsheimer           8 Registered Mutual Funds with $9,207,251,766 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

-----------------------------

(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Michael J. Simon                 12 Registered Mutual Funds with $10,541,502,795 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Bret W. Stanley                  11 Registered Mutual Funds with $20,046,886,345 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

                                         AIM BASIC BALANCED FUND

R. Canon Coleman II              8 Registered Mutual Funds with $10,911,900,425 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Jan H. Friedli                   6 Registered Mutual Funds with $3,248,202,199 in total assets under management

                                 2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Scot W. Johnson                  9 Registered Mutual Funds with $5,209,483,022 in total assets under management

                                 2 Unregistered Pooled Investment Vehicles with $535,758,225 in total assets under management

Matthew W. Seinsheimer           8 Registered Mutual Funds with $10,911,900,425 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

---------------------------

(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Michael J. Simon                 12 Registered Mutual Funds with $12,246,151,454 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Bret W. Stanley                  11 Registered Mutual Funds with $21,751,535,004 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

                                        AIM MID CAP BASIC VALUE FUND

R. Canon Coleman II              8 Registered Mutual Funds with $10,875,219,621 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Matthew W. Seinsheimer           8 Registered Mutual Funds with $10,875,219,621 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Michael J. Simon                 12 Registered Mutual Funds with $12,209,470,651 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

---------------------------

(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Bret W. Stanley                  11 Registered Mutual Funds with $21,714,854,200 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

                                           AIM PREMIER EQUITY FUND

Lanny H. Sachnowitz              6 Registered Mutual Funds with $5,175,096,978 in total assets under management

                                 9 Registered Mutual Funds with $10,783,411,311 in total assets under management

                                 2 Unregistered Pooled Investment Vehicles with $55,285,105 in total
Ronald S. Sloan                  assets under management

                                 8796 Other Accounts with $1,925,777,183 in total assets under management(3)

                                 11 Registered Mutual Funds with $15,048,368,238 in total assets under management

                                 1 Unregistered Pooled Investment Vehicle with $8,111,766 in total assets
Bret W. Stanley                  under management

                                 3596 Other Accounts with $1,078,482,755 in total assets under management(3)

                                           AIM SMALL CAP EQUITY FUND

                                 5 Registered Mutual Funds with $2,759,158,944 in total assets under management
Juliet S. Ellis

                                 1 Other Account with $124,542 in total assets under
                                 management(3)

                                 5 Registered Mutual Funds with $2,759,158,944 in total assets under management

 Michael Chapman(4)

                                 7 Registered Mutual Funds with $3,712,416,204 in total assets under management.

POTENTIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

----------------------------

(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(4) Mr. Chapman began serving as portfolio manager on AIM Small Cap Equity Fund on April 29, 2005. Information on other accounts that he manages has been provided as of March 31, 2005.

         AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX H

                          ADMINISTRATIVE SERVICES FEES

The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:

             FUND NAME                        2004       2003       2002
                                              ----       ----       ----
AIM Balanced Fund                          $458,536    $498,697   $441,158
AIM Basic Balanced Fund                      50,000      50,000     50,000
AIM Mid Cap Basic  Value Fund                50,000      50,000     50,000
AIM Premier Equity Fund                     725,065     761,336    744,086
AIM Small Cap Equity Fund                   144,542     112,855     83,395

                                   APPENDIX I

                              BROKERAGE COMMISSIONS

Brokerage commissions(1) paid by each of the Funds listed below for the last three fiscal years ended December 31 were as follows:

                  FUND                                        2004              2003             2002
                  ----                                        ----              ----             ----

AIM Balanced Fund(2)...................................   $   711,386        $ 4,904,217    $ 3,264,475
AIM Basic Balanced Fund................................        69,379             64,027         86,276
AIM Mid Cap Basic Value Fund...........................       180,373            143,936        177,248
AIM Premier Equity Fund(3).............................    18,105,431         12,470,891     19,179,821
AIM Small Cap Equity Fund(4)...........................     2,275,749          1,690,283      1,620,294

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) The variation in brokerage commissions paid by AIM Balanced Fund for the fiscal year ended December 31, 2004, as compared to the prior fiscal year ended December 31, 2003, was due to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in December of 2003. The variation in brokerage commissions for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions.

(3) The variation in brokerage commissions paid by the AIM Premier Equity Fund for the fiscal year ended December 31, 2004, as compared to the prior fiscal year ended December 31, 2003, was due to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April of 2004. The variation in brokerage commissions for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to a decline in average daily assets of the fund.

(4) The variation in brokerage commissions paid by AIM Small Cap Equity Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 was due to an increase in transactions executed with commissions as a result of the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004.

                                   APPENDIX J

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended December 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                Related
Fund                                          Transactions(1)          Brokerage Commissions(1)
----                                          ---------------          ------------------------
AIM Balanced Fund                          $ 2,716,308,785.53              $   582,437.24
AIM Basic Balanced Fund                        241,980,801.57                   57,529.63
AIM Mid Cap Basic Value Fund                   150,399,160.33                  361,194.00
AIM Premier Equity Fund                     11,975,610,791.42               15,518,096.66
AIM Small Cap Equity Fund                      689,507,260.50                6,045,548.68

(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

         During the last fiscal year ended December 31, 2004, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

              Fund                            Security           Market Value
              ----                            --------           ------------
AIM Balanced Fund

    Bank of New York Co., Inc. (The)       Common Stock          $27,738,600
    JP Morgan Chase & Co.                  Common Stock           35,746,332
    Merrill Lynch & Co., Inc.              Common Stock           24,595,355
    Morgan Stanley                         Common Stock           27,149,280

    ABN AMRO                               Preferred Stock         1,400,000

    HSBC Capital Funding L.P.              Bonds & Notes             379,508
    Lehman Brothers Inc.                   Bonds & Notes           3,719,380
    Merrill Lynch & Co., Inc.              Bonds & Notes           1,420,773
    Wells Fargo & Co.                      Bonds & Notes           6,781,455
    Wells Fargo N.A.                       Bonds & Notes           2,148,300
    UBS Preferred Funding Trust I          Bones & Notes           1,198,690

AIM Basic Balanced Fund

    Bank of New York Co., Inc. (The)       Common Stock          $ 2,713,704
    JP Morgan Chase & Co.                  Common Stock            3,781,161
    Merrill Lynch & Co., Inc.              Common Stock            2,331,030
    Morgan Stanley                         Common Stock            2,565,024

    ABN AMRO                               Preferred Stock           200,000

    Lehman Brothers Inc.                   Bonds & Notes             130,159
    Merrill Lynch & Co., Inc.              Bonds & Notes              40,163

              Fund                            Security          Market Value
              ----                            --------          ------------
AIM Premier Equity Fund

    Bank of America Corp.                  Common Stock          $52,882,546
    Goldman Sachs Group, Inc. (The)        Common Stock           31,212,000
    JP Morgan Chase & Co.                  Common Stock           57,110,640
    Merrill Lynch & Co., Inc.              Common Stock           38,832,569
    Morgan Stanley                         Common Stock           95,666,512
    Wachovia Corp.                         Common Stock           33,695,560

                                   APPENDIX K

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                             PERIODS ENDED
                                            DECEMBER 31, 2004
                                            -----------------
                                                                           SINCE       INCEPTION
   INSTITUTIONAL CLASS SHARES:     1 YEAR       5 YEARS      10 YEARS     INCEPTION       DATE
   --------------------------      ------       -------      --------     ---------       ----
AIM Balanced Fund                  8.10%          N/A            N/A         1.90%       03/15/02
AIM Basic Balanced Fund(2)         7.33%          N/A            N/A         7.40%       09/28/01(1)
AIM Mid Cap Basic Value Fund(2)   16.75%          N/A            N/A         9.61%       12/31/01(1)
AIM Premier Equity Fund            6.06%          N/A            N/A        (2.11%)      03/15/02
AIM Small Cap Equity Fund(3)       9.45%          N/A            N/A         6.57%       08/31/00(1)

(1) The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the AIM Basic Balanced Fund's and AIM Mid Cap Basic Value Fund's Institutional Class shares is April 30, 2004. As of the date of this Statement of Additional Information, the Institutional Class Shares of AIM Small Cap Equity Fund had not yet commenced operations.

(2) The returns shown for these periods are the blended returns of AIM Basic Balanced Fund's and AIM Mid Cap Basic Value Fund's Institutional Class shares since April 30, 2004 and the restated historical performance of each Funds' Class A shares (for periods prior to April 30, 2004) at net asset value, and reflect the Rule 12b-1 fees applicable to the Class A shares.

(3) The returns shown for these periods are the restated historical performance of AIM Small Cap Equity Fund's Class A shares at the net asset value, and reflect the Rule 12b-1 fees applicable to Class A shares.

CUMULATIVE TOTAL RETURNS

         The cumulative total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                           PERIODS ENDED
                                                          DECEMBER 31, 2004
                                                          -----------------
                                                                                         SINCE       INCEPTION
         INSTITUTIONAL CLASS SHARES:            1 YEAR      5 YEARS        10 YEARS     INCEPTION       DATE
         --------------------------            -------      -------        --------     ---------       ----
AIM Balanced Fund                                8.10%          N/A            N/A         5.40%      03/15/02
AIM Basic Balanced Fund(2)                       7.33%          N/A            N/A        26.18%      09/28/01(1)
AIM Mid Cap Basic Value Fund(2)                 16.75%          N/A            N/A        31.70%      12/31/01(1)
AIM Premier Equity Fund                          6.06%          N/A            N/A        (5.78%)     03/15/02
AIM Small Cap Equity Fund(3)                     9.45%          N/A            N/A        31.73%      08/31/00(1)

(1) The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the AIM Basic Balanced Fund's and AIM Mid Cap Basic Value Fund's Institutional Class shares is April 30, 2004. As of the date of this Statement of Additional Information, the Institutional Class Shares of AIM Small Cap Equity Fund had not yet commenced operations.

(2) The returns shown for these periods are the blended returns of AIM Basic Balanced Fund's and AIM Mid Cap Basic Value Fund's Institutional Class shares since April 30, 2004 and the restated historical performance of each Funds' Class A shares (for periods prior to April 30, 2004) at net asset value, and reflect the Rule 12b-1 fees applicable to the Class A shares.

(3) The returns shown for these periods are the restated historical performance of AIM Small Cap Equity Fund's Class A shares at the net asset value, and reflect the Rule 12b-1 fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                            PERIODS ENDED
                                           DECEMBER 31, 2004
                                           -----------------
                                                                       SINCE       INCEPTION
  INSTITUTIONAL CLASS SHARES:     1 YEAR    5 YEARS      10 YEARS     INCEPTION       DATE
  ---------------------------     ------    -------      --------     ---------       ----
AIM Balanced Fund                 7.54%       N/A            N/A         1.13%      03/15/02
AIM Basic Balanced Fund(2)        6.69%       N/A            N/A         6.97%      09/28/01(1)
AIM Mid Cap Basic Value Fund(2)  16.75%       N/A            N/A         9.61%      12/31/01(1)
AIM Premier Equity Fund           5.91%       N/A            N/A        (2.16%)     03/15/02
AIM Small Cap Equity Fund(3)      8.99%       N/A            N/A         6.46%      08/31/00(1)

(1) The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the AIM Basic Balanced Fund's and AIM Mid Cap Basic Value Fund's Institutional Class shares is April 30, 2004. As of the date of this Statement of Additional Information, the Institutional Class Shares of AIM Small Cap Equity Fund had not yet commenced operations.

(2) The returns shown for these periods are the blended returns of AIM Basic Balanced Fund's and AIM Mid Cap Basic Value Fund's Institutional Class shares since April 30, 2004 and the restated historical performance of each Funds' Class A shares (for periods prior to April 30, 2004) at net asset value, and reflect the Rule 12b-1 fees applicable to the Class A shares.

(3) The returns shown for these periods are the restated historical performance of AIM Small Cap Equity Fund's Class A shares at the net asset value, and reflect the Rule 12b-1 fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                           PERIODS ENDED
                                                          DECEMBER 31, 2004
                                                          -----------------
                                                                            SINCE       INCEPTION
 INSTITUTIONAL CLASS SHARES:        1 YEAR       5 YEARS      10 YEARS     INCEPTION       DATE
 --------------------------         ------       -------      --------     ---------       ----
AIM Balanced Fund                   5.50%          N/A            N/A         1.21%      03/15/02
AIM Basic Balanced Fund(2)          5.58%          N/A            N/A         6.21%      09/28/01(1)
AIM Mid Cap Basic Value Fund(2)    10.89%          N/A            N/A         8.28%      12/31/01(1)
AIM Premier Equity Fund             4.13%          N/A            N/A        (1.79%)     03/15/02
AIM Small Cap Equity Fund(3)        6.74%          N/A            N/A         5.66%      08/31/00(1)

(1) The inception dates shown in the table are those of each Fund's Class A shares. The inception date of the AIM Basic Balanced Fund's and AIM Mid Cap basic Value Fund's Institutional Class shares is April 30, 2004. As of the date of this Statement of Additional Information, the Institutional Class Shares of AIM Small Cap Equity Fund had not yet commenced operations.

(2) The returns shown for these periods are the blended returns of AIM Basic Balanced Fund's and AIM Mid Cap Basic Value Fund's Institutional Class shares since April 30, 2004 and the restated historical performance of each Funds' Class A shares (for periods prior to April 30, 2004) at net asset value, and reflect the Rule 12b-1 fees applicable to the Class A shares.

(3) The returns shown for these periods are the restated historical performance of AIM Small Cap Equity Fund's Class A shares at the net asset value, and reflect the Rule 12b-1 fees applicable to Class A shares.

YIELD

         The 30 day yield for the named Fund is as follows:

                                              30 DAYS ENDED
                                             DECEMBER 31, 2004
                                            INSTITUTIONAL CLASS
                                            -------------------
         AIM Balanced Fund                         1.60%
         AIM Basic Balanced Fund                   1.35%

DISTRIBUTION RATE

         The distribution rate at offering price of the named Fund is as follows:

                                               30 DAYS ENDED
                                             DECEMBER 31, 2004
                                            INSTITUTIONAL CLASS
                                            -------------------
         AIM Balanced Fund                         1.35%
         AIM Basic Balanced Fund                   1.73%

                                  APPENDIX L-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

         RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

         This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

         GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

         AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

         STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

         INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

         SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
         Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Sayegh v. Janus Capital, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

         RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
         V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD
         J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES
         G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA

         CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

         CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

                                  APPENDIX L-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

      The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

      T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL, in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought are identical to the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury Case removed the action to Federal Court (U.S. District Court Southern District of Illinois, Cause No. 05-CV-302-DRH).

      JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
      V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX L-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of April 25, 2005. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the KONDRACKI and PAPIA actions have been consolidated for pre-trail purposes in the BERDAT action and administratively closed.

      RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

      FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees. By order of the United States District Court of the Middle District of Florida, Tampa Division, the claims made in the Papia lawsuit were consolidated into the Berdat lawsuit discussed above and the Papia lawsuit was administratively closed.

                                  APPENDIX L-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

      The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. By order of the United States District Court for the Southern District of Texas, Houston Division, the LIEBER action has been consolidated for pre-trial purposes into the ZUCKER action and administratively closed. These lawsuits either have been served or have had service of process waived as of April 25, 2005.

      LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

      STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this suit to alleged violations of Section 36(b) against ADI.

      HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX L-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

      The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of April 25, 2005. By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed.

      JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
      H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
      V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-

      DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH

      YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND,

      AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

      HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
      K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS
      F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500

      INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX L-6
         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS

      The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was served on April 25, 2005.

AVO HOGAN and JULIAN W. MEADOWS, On Behalf Of Themselves and All Others Similarly Situated, v. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, IN THE UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF TEXAS (CIVIL ACTION NO. 3:05-CV-73-P), FILED ON JANUARY 11, 2005. THIS CLAIM ALLEGES VIOLATIONS OF SECTIONS 36(A), 36(B) AND 47(B) OF THE INVESTMENT COMPANY ACT. THE CLAIM ALSO ALLEGES COMMON LAW BREACH OF FIDUCIARY DUTY AND NEGLIGENCE. THE PLAINTIFFS IN THIS CASE ARE
SEEKING: COMPENSATORY AND PUNITIVE DAMAGES; FORFEITURE OF ALL COMMISSIONS AND FEES PAID BY THE CLASS OF PLAINTIFFS; AND COSTS AND COUNSEL FEES.

                              FINANCIAL STATEMENTS


                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-66.08%

ADVERTISING-3.19%

Interpublic Group of Cos., Inc. (The)(a)(b)       1,650,000      $   22,110,000
-------------------------------------------------------------------------------
Omnicom Group Inc.(b)                               445,000          37,522,400
===============================================================================
                                                                     59,632,400
===============================================================================

AEROSPACE & DEFENSE-1.14%

Honeywell International Inc.                        605,000          21,423,050
===============================================================================

ALUMINUM-0.88%

Alcoa Inc.                                          525,300          16,504,926
===============================================================================

APPAREL RETAIL-1.20%

Gap, Inc. (The)(b)                                1,063,700          22,465,344
===============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.48%

Bank of New York Co., Inc. (The)                    830,000          27,738,600
===============================================================================

BUILDING PRODUCTS-2.34%

American Standard Cos. Inc.(a)                      391,700          16,185,044
-------------------------------------------------------------------------------
Masco Corp.(b)                                      752,900          27,503,437
===============================================================================
                                                                     43,688,481
===============================================================================

COMMUNICATIONS EQUIPMENT-0.69%

Motorola, Inc.                                      750,000          12,900,000
===============================================================================

CONSUMER ELECTRONICS-2.12%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                     641,000          16,986,500
-------------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                              581,000          22,635,760
===============================================================================
                                                                     39,622,260
===============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.00%

Ceridian Corp.(a)                                   975,100          17,824,828
-------------------------------------------------------------------------------
First Data Corp.                                    900,800          38,320,032
===============================================================================
                                                                     56,144,860
===============================================================================

DEPARTMENT STORES-0.87%

May Department Stores Co. (The)(b)                  556,300          16,355,220
===============================================================================

DIVERSIFIED CHEMICALS-0.53%

Dow Chemical Co. (The)                              201,000           9,951,510
===============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.74%

Cendant Corp.                                     1,393,400          32,577,692
===============================================================================

ENVIRONMENTAL SERVICES-1.99%

Waste Management, Inc.                            1,244,100          37,248,354
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------


FOOD RETAIL-1.96%

Kroger Co. (The)(a)                               1,264,000      $   22,170,560
-------------------------------------------------------------------------------
Safeway Inc.(a)(b)                                  733,000          14,469,420
===============================================================================
                                                                     36,639,980
===============================================================================

GENERAL MERCHANDISE STORES-1.65%

Target Corp.                                        594,500          30,872,385
===============================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                               831,000          48,322,650
-------------------------------------------------------------------------------
McKesson Corp.                                      725,000          22,808,500
===============================================================================
                                                                     71,131,150
===============================================================================

HEALTH CARE EQUIPMENT-1.01%

Baxter International Inc.                           549,000          18,962,460
===============================================================================

HEALTH CARE FACILITIES-1.21%

HCA, Inc.                                           565,000          22,577,400
===============================================================================

HEALTH CARE SERVICES-0.36%

IMS Health Inc.                                     289,600           6,721,616
===============================================================================

INDUSTRIAL CONGLOMERATES-4.15%

General Electric Co.                                736,200          26,871,300
-------------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)(b)              1,421,300          50,797,262
===============================================================================
                                                                     77,668,562
===============================================================================

INDUSTRIAL MACHINERY-1.49%

Illinois Tool Works Inc.(b)                         300,000          27,804,000
===============================================================================

INSURANCE BROKERS-0.60%

Aon Corp.(b)                                        474,600          11,323,956
===============================================================================

INTEGRATED OIL & GAS-0.11%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd.(c)                                  20           2,000,000
===============================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.(b)                        411,500          24,595,355
-------------------------------------------------------------------------------
Morgan Stanley                                      489,000          27,149,280
===============================================================================
                                                                     51,744,635
===============================================================================

MANAGED HEALTH CARE-1.95%

WellPoint Inc.(a)(b)                                316,900          36,443,500
===============================================================================

MOVIES & ENTERTAINMENT-1.69%

Walt Disney Co. (The)                             1,137,000          31,608,600
===============================================================================

MULTI-LINE INSURANCE-1.05%

Hartford Financial Services Group, Inc.
  (The)(b)                                          282,700          19,593,937
===============================================================================

OIL & GAS DRILLING-1.54%

Transocean Inc. (Cayman Islands)(a)                 678,500          28,761,615
===============================================================================


                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-3.16%

Halliburton Co.(b)                                  920,000      $   36,100,800
-------------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                     343,000          22,963,850
===============================================================================
                                                                     59,064,650
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.29%

ABN AMRO XVIII Custodial Receipts- Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,399,980)(d)(e)(f)                                   14           1,400,000
-------------------------------------------------------------------------------
Citigroup Inc.                                      741,933          35,746,332
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                              1,002,200          39,095,822
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $3,952,517)(c)(d)(f)                 4,050           3,997,350
===============================================================================
                                                                     80,239,504
===============================================================================

PACKAGED FOODS & MEATS-1.10%

Kraft Foods Inc.-Class A(b)                         578,600          20,603,946
===============================================================================

PHARMACEUTICALS-4.99%

Pfizer Inc.                                       1,019,600          27,417,044
-------------------------------------------------------------------------------
Sanofi-Aventis (France)(g)                          530,640          42,339,591
-------------------------------------------------------------------------------
Wyeth                                               552,600          23,535,234
===============================================================================
                                                                     93,291,869
===============================================================================

PROPERTY & CASUALTY INSURANCE-1.54%

ACE Ltd. (Cayman Islands)                           676,000          28,899,000
===============================================================================

SYSTEMS SOFTWARE-2.18%

Computer Associates International, Inc.(b)        1,311,000          40,719,660
===============================================================================

THRIFTS & MORTGAGE FINANCE-2.31%

Fannie Mae(b)                                       531,600          37,855,236
-------------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd.(h)                   52,000           2,626,000
-------------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(h)                   55,000           2,782,659
===============================================================================
                                                                     43,263,895
===============================================================================
    Total Stocks & Other Equity
      Interests-(Cost $1,063,952,155)                            $1,236,189,017
===============================================================================

                                                PRINCIPAL
                                                  AMOUNT

BONDS & NOTES-16.18%

ADVERTISING-0.02%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(h)             $    393,000             405,454
===============================================================================

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(h)                         300,000             328,188
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

AUTO PARTS & EQUIPMENT-0.09%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(h)                           $  1,560,000      $    1,591,933
===============================================================================

AUTOMOBILE MANUFACTURERS-0.13%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(h)           1,990,000           1,994,438
-------------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(h)                                450,000             454,252
===============================================================================
                                                                      2,448,690
===============================================================================

BROADCASTING & CABLE TV-0.90%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(h)                              5,200,000           5,397,080
-------------------------------------------------------------------------------
  9.50%, 08/01/13(h)                              1,710,000           1,823,629
-------------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(h)                                600,000             610,200
-------------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(h)                                       750,000             773,212
-------------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes,
  8.38%, 11/01/05(h)                              1,000,000           1,045,750
-------------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(h)                   1,175,000           1,203,165
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(h)              575,000             591,209
-------------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(h)          250,000             294,082
-------------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(h)                 2,150,000           2,874,485
-------------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(h)                2,232,000           2,277,778
===============================================================================
                                                                     16,890,590
===============================================================================

CONSUMER FINANCE-3.45%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(h)                        1,525,000           1,768,878
-------------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(h)                                     3,250,000           3,322,085
-------------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $4,383,420)(c)(d)(f)(h)                    4,300,000           4,371,681
-------------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(h)            1,820,000           1,906,887
-------------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(h)                1,000,000           1,095,310
-------------------------------------------------------------------------------
Ford Motor Credit Co., Global Notes, 7.60%,
  08/01/05(h)                                     6,750,000           6,903,832
-------------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(h)                       2,425,000           2,455,409
-------------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes,
  2.31%, 04/28/05(c)(h)                           3,261,000           3,259,859
-------------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(h)                            1,890,000           1,966,261
-------------------------------------------------------------------------------
    6.88%, 02/01/06(h)                            6,690,000           6,898,260
-------------------------------------------------------------------------------
    7.50%, 03/15/05(h)                            2,690,000           2,714,129
-------------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(h)                2,205,000           2,225,352
-------------------------------------------------------------------------------

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp., Floating
  Rate Medium Term Notes,
    4.23%, 05/19/05(c)(h)                      $  6,250,000      $    6,272,125
-------------------------------------------------------------------------------
    4.44%, 03/04/05(c)(h)                         7,100,000(i)        7,115,265
-------------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(h)                            2,000,000           2,004,320
-------------------------------------------------------------------------------
    7.50%, 07/15/05(h)                              400,000             408,488
-------------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(h)                            1,650,000           1,651,864
-------------------------------------------------------------------------------
    5.25%, 05/16/05(h)                            4,600,000           4,632,200
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Notes,
  6.75%, 01/15/06(h)                              3,500,000(i)        3,592,330
===============================================================================
                                                                     64,564,535
===============================================================================

DIVERSIFIED BANKS-2.13%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $3,682,866)(d)(h)(j)             3,300,000           3,505,263
-------------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $554,525)(d)(f)(h)       500,000             514,425
-------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $983,750)(d)(f)(h)               1,000,000             963,810
-------------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(c)(h)               3,215,000           3,104,436
-------------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $652,239)(d)(h)(j)                                530,000             642,296
-------------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $1,771,602)(d)(f)(h)                            1,400,000           1,652,028
-------------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost
  $3,407,008)(d)(f)(h)                            3,200,000           3,260,672
-------------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(h)           900,000           1,004,382
-------------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(h)         1,835,000           1,875,150
-------------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(j)(k)                                     1,200,000           1,188,000
-------------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $1,245,000)(d)(h)(j)                            1,245,000           1,320,186
-------------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $373,008)(d)(h)(j)                                400,000             379,508
-------------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Euro Dollar Notes,
  2.94%(h)(j)(k)                                  3,870,000           3,451,537
-------------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(h)(k)           1,500,000           1,234,780
-------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(h)(j)(k)                 1,000,000             882,831
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(h)                              1,715,000           2,238,298
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
DIVERSIFIED BANKS-(CONTINUED)

RBS Capital Trust I, Bonds, 4.71%(h)(j)        $    400,000      $      382,948
-------------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(h)                              6,750,000           6,781,455
-------------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(h)                       2,100,000           2,148,300
-------------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $3,388,480)(d)(f)(h)             3,200,000           3,283,840
===============================================================================
                                                                     39,814,145
===============================================================================

DIVERSIFIED CAPITAL MARKETS-0.06%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(h)(j)                              1,000,000           1,198,690
===============================================================================

ELECTRIC UTILITIES-0.57%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(h)           350,000             363,590
-------------------------------------------------------------------------------
Consolidated Edison Co. of New York- Series
  96A, Unsec. Deb., 7.75%, 06/01/26(h)(l)           900,000             979,380
-------------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Notes, 8.62%, 12/15/11(h)                  2,150,000           2,669,633
-------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(h)                       4,100,000           4,207,994
-------------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(c)(h)        500,000             500,447
-------------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(h)                       1,875,000           1,980,037
===============================================================================
                                                                     10,701,081
===============================================================================

FOOD RETAIL-0.04%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(h)                                       775,000             769,908
===============================================================================

GAS UTILITIES-0.35%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(h)                        1,990,000           2,132,603
-------------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(h)                                     3,540,000           3,645,917
-------------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(h)                         745,000             754,536
===============================================================================
                                                                      6,533,056
===============================================================================

HOMEBUILDING-0.33%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(h)                                       800,000             921,000
-------------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(h)                       3,855,000           4,133,794
-------------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(h)                                       520,000             535,038
-------------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(h)                         500,000             544,975
===============================================================================
                                                                      6,134,807
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.21%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(h)                                  $  3,050,000      $    3,095,842
-------------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $849,203)(d)(f)(h)                                750,000             798,548
===============================================================================
                                                                      3,894,390
===============================================================================

INTEGRATED OIL & GAS-0.37%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(h)                                     1,800,000           1,981,458
-------------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(h)                                     1,000,000           1,074,580
-------------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(h)                                     2,009,000           2,290,461
-------------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(h)                              1,590,000           1,631,054
===============================================================================
                                                                      6,977,553
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.30%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(h)                       4,550,000           4,656,743
-------------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(h)                  930,000           1,262,001
-------------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $1,332,977)(d)(f)(h)                            1,325,000           1,332,757
-------------------------------------------------------------------------------
Southwestern Bell Telephone Co.- Series B,
  Medium Term Notes, 6.25%, 07/07/05(h)             350,000             355,681
-------------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
  7.13%, 01/30/06(h)                              2,210,000           2,298,776
-------------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
  03/15/05(h)                                     3,730,000           3,769,277
-------------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(h)            1,000,000           1,332,550
-------------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(h)                                635,000             690,074
-------------------------------------------------------------------------------
  8.00%, 06/01/11(h)                                500,000             592,440
-------------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(h)                        1,000,000           1,041,070
-------------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(h)                              2,570,000           2,667,557
-------------------------------------------------------------------------------
  8.75%, 11/01/21(h)                              1,350,000           1,705,280
-------------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(h)                        1,635,000           1,742,305
-------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(h)                          950,000             929,547
===============================================================================
                                                                     24,376,058
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

INVESTMENT BANKING & BROKERAGE-0.28%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(h)           $  2,585,000      $    2,659,370
-------------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(h)       1,000,000           1,060,010
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(h)                  1,415,000           1,420,773
===============================================================================
                                                                      5,140,153
===============================================================================

LIFE & HEALTH INSURANCE-0.29%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04-
  01/29/04; Cost $4,717,650)(d)(h)(l)             4,000,000           4,771,320
-------------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(h)                                600,000             647,736
===============================================================================
                                                                      5,419,056
===============================================================================

MOVIES & ENTERTAINMENT-0.12%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(h)                       2,220,000           2,239,736
===============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.09%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(h)         1,710,000           1,752,904
===============================================================================

MUNICIPALITIES-0.58%

Chicago (City of), Illinois; O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(h)(l)                       2,400,000           2,404,992
-------------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 B, 6.10%,
  05/01/24(h)(l)                                  1,910,000           1,967,300
-------------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, 3.69%, 07/01/07(h)(l)                  1,000,000           1,001,650
-------------------------------------------------------------------------------
  4.21%, 07/01/08(h)(l)                           1,185,000           1,193,888
-------------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(h)(l)(m)                               4,425,000           4,190,475
===============================================================================
                                                                     10,758,305
===============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.21%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%,
  12/15/14(h)                                     3,535,000           3,922,083
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.18%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(h)                                       305,000             304,256
-------------------------------------------------------------------------------

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05(h)                    $  2,425,000      $    2,481,260
-------------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(h)(j)                                900,000           1,073,340
-------------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $1,357,500)(d)(h)(j)                            1,200,000           1,390,692
-------------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(h)     1,833,333           1,940,547
-------------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%,(h) 08/15/09                              2,755,000           3,088,355
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(h)                                     2,475,000           2,877,683
-------------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost
  $1,259,552)(d)(f)(h)                            1,205,877           1,201,151
-------------------------------------------------------------------------------
Premium Asset 2004-04 Trust, Sr. Notes,
  4.13%, 03/12/09 (Acquired 03/04/04; Cost
  $3,572,605)(d)(f)(h)                            3,575,000           3,499,174
-------------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost
  $3,221,976)(d)(f)(h)                            2,723,333           3,244,470
-------------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(h)(j)               945,000           1,055,979
===============================================================================
                                                                     22,156,907
===============================================================================

PACKAGED FOODS & MEATS-0.04%

Nabisco, Inc., Notes, 6.38%, 02/01/05(h)            750,000             754,928
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.45%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $1,828,278)(d)(f)(h)                            1,800,000           1,862,856
-------------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(h)                              4,295,000           4,879,592
-------------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $908,164)(d)(f)(h)                           865,000             872,949
-------------------------------------------------------------------------------
Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06(h)                         700,000             739,459
===============================================================================
                                                                      8,354,856
===============================================================================

REAL ESTATE-0.20%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(h)                         420,000             422,453
-------------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(h)                                       430,000             431,883
-------------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(h)                  380,000             386,122
-------------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(h)                              1,435,000           1,442,720
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
REAL ESTATE-(CONTINUED)

Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(h)                           $    600,000      $      615,390
-------------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(h)           400,000             401,224
===============================================================================
                                                                      3,699,792
===============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(h)                                       735,000             772,404
===============================================================================

REGIONAL BANKS-1.02%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(c)(h)      2,425,000           2,513,852
-------------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(h)                              3,000,000           3,021,720
-------------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(c)(h)                    1,000,000             949,720
-------------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(h)                              3,125,000           3,188,250
-------------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(h)(j)(k)                           8,000,000           7,953,176
-------------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(h)                                     1,400,000           1,424,444
===============================================================================
                                                                     19,051,162
===============================================================================

RESTAURANTS-0.05%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(h)                                       850,000             901,587
===============================================================================

SOVEREIGN DEBT-0.86%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(h)                                     4,600,000           4,719,572
-------------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(h)                   830,000             968,278
-------------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(h)          1,400,000           1,502,438
-------------------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Bonds,
    7.50%, 03/31/30 (Acquired 05/18/04; Cost
    $1,260,875)(d)(h)(n)                          1,400,000           1,446,760
-------------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04-
    12/03/04; Cost $1,271,188)(d)(h)              1,225,000           1,259,300
-------------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $2,218,650)(d)(h)                             2,100,000           2,160,690
-------------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $1,892,475)(d)(h)              1,680,000           1,902,768
-------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(h)                                490,000             525,819
-------------------------------------------------------------------------------
  7.50%, 04/08/33(h)                              1,570,000           1,689,556
===============================================================================
                                                                     16,175,181
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.16%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(h)                           $    950,000      $    1,123,917
-------------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(h)                       1,775,000           1,817,920
===============================================================================
                                                                      2,941,837
===============================================================================

TOBACCO-0.17%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(h)              450,000             486,891
-------------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(h)         2,650,000           2,702,444
===============================================================================
                                                                      3,189,335
===============================================================================

TRUCKING-0.16%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(h)                              2,655,000           2,956,210
===============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.31%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(h)         1,100,000           1,112,188
-------------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(h)               4,355,000           4,764,370
===============================================================================
                                                                      5,876,558
===============================================================================
    Total Bonds & Notes (Cost $301,177,791)                         302,692,072
===============================================================================

U.S. MORTGAGE-BACKED SECURITIES-9.36%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.37%

Pass Through Ctfs.,
  5.50%, 05/01/13 to 12/01/33(h)                  2,819,286           2,909,098
-------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(h)                  7,379,632           4,643,345
-------------------------------------------------------------------------------
  6.50%, 05/01/16 to 03/01/33(h)                  3,770,547           3,960,176
-------------------------------------------------------------------------------
  6.00%, 04/01/17 to 01/01/34(h)                  8,861,576           9,246,465
-------------------------------------------------------------------------------
  8.00%, 01/01/27(h)                              1,407,647           1,532,643
-------------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32(h)                    806,751             864,968
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(o)                              2,420,000           2,458,388
===============================================================================
                                                                     25,615,083
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.99%

Pass Through Ctfs.,
  8.50%, 03/01/10 to 10/01/28(h)                  2,244,012           2,471,769
-------------------------------------------------------------------------------
  6.50%, 04/01/14 to 09/01/34(h)                 19,928,660          20,962,643
-------------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32(h)                  1,621,130           1,733,128
-------------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32(h)                  5,469,257           5,800,455
-------------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22(h)                    520,993             542,238
-------------------------------------------------------------------------------
  5.00%, 11/01/17 to 11/01/18(h)                  2,953,720           3,004,906
-------------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30(h)                  1,286,605           1,400,645
-------------------------------------------------------------------------------
  5.50%, 08/01/33 to 09/01/33(h)                  3,395,457           3,451,121
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(o)               $ 25,346,640      $   25,591,364
-------------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(o)                 44,688,574          45,546,247
-------------------------------------------------------------------------------
  6.00%, 01/01/35(o)                             19,643,600          20,316,339
===============================================================================
                                                                    130,820,855
===============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.00%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 02/15/33(h)                  3,731,806           3,932,388
-------------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32(h)                  2,211,242           2,349,894
-------------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33(h)                  5,808,970           6,030,415
-------------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31(h)                    766,023             837,419
-------------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32(h)                  2,032,869           2,192,997
-------------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25(h)                    122,231             134,121
-------------------------------------------------------------------------------
  5.50%, 06/15/33 to 12/15/33(h)                  3,191,779           3,263,972
===============================================================================
                                                                     18,741,206
===============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $173,863,280)                                           175,177,144
===============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-6.37%

FEDERAL HOME LOAN BANK-5.71%

Unsec. Disc. Notes,
  1.25%, 01/03/05(p)                            106,887,000         106,879,577
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.66%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(h)(q)                           8,675,000           8,756,372
-------------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(h)                              3,525,000           3,480,479
===============================================================================
                                                                     12,236,851
===============================================================================
    Total U.S. Government Agency Securities
      (Cost $118,963,428)                                           119,116,428
===============================================================================

U.S. TREASURY SECURITIES-4.30%

U.S. TREASURY NOTES-3.34%

2.50%, 09/30/06(h)                                2,500,000           2,478,525
-------------------------------------------------------------------------------
6.50%, 10/15/06(h)                               17,165,000          18,197,646
-------------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(h)                   28,850,000          28,913,486
-------------------------------------------------------------------------------
3.13%, 10/15/08(h)                                2,115,000           2,092,518
-------------------------------------------------------------------------------
4.75%, 11/15/08(h)                                5,680,000           5,951,561
-------------------------------------------------------------------------------
5.00%, 02/15/11(h)                                4,525,000           4,816,274
===============================================================================
                                                                     62,450,010
===============================================================================

U.S. TREASURY BONDS-0.90%

7.25%, 05/15/16 to 08/15/22(h)                   11,555,000          14,588,714
-------------------------------------------------------------------------------
7.50%, 11/15/16(h)                                   60,000              76,697
-------------------------------------------------------------------------------
5.38%, 02/15/31(h)                                2,095,000           2,264,569
===============================================================================
                                                                     16,929,980
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

U.S. TREASURY STRIPS-0.06%

3.03%, 02/15/07(h)(p)                          $  1,175,000      $    1,103,219
===============================================================================
    Total U.S. Treasury Securities (Cost
      $78,706,691)                                                   80,483,209
===============================================================================

ASSET-BACKED SECURITIES-1.32%

OTHER DIVERSIFIED FINANCIAL SERVICES-1.09%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-02/25/04; Cost $5,734,000)(d)(h)       5,400,171           5,498,724
-------------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00; Cost $3,901,297)(d)(h)                3,950,000           4,707,626
-------------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $2,563,525)(d)(f)                               2,500,000           2,543,406
-------------------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  02/04/17 (Acquired 04/30/04; Cost
  $5,000,000)(d)(f)                               5,000,000           5,097,013
-------------------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37%, (Acquired
  12/07/04; Cost $1,900,000)(d)(f)(h)(j)(q)       1,900,000           1,910,811
-------------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $640,800)(d)(f)(h)                 600,000             603,294
===============================================================================
                                                                     20,360,874
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.12%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $2,144,192)(d)(f)(h)                            2,125,000           2,167,351
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

THRIFTS & MORTGAGE FINANCE-0.11%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $2,352,075)(d)(f)(h)                         $  2,020,308      $    2,080,331
===============================================================================
    Total Asset-Backed Securities (Cost
      $23,933,783)                                                   24,608,556
===============================================================================
TOTAL INVESTMENTS-103.61% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,760,597,128)                                                 1,938,266,426
===============================================================================

                                                  SHARES
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.95%

Liquid Assets Portfolio-Institutional
  Class(r)(s)                                   121,085,396         121,085,396
-------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(r)(s)                                   121,085,396         121,085,396
===============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $242,170,792)                                           242,170,792
===============================================================================
TOTAL INVESTMENTS-116.56% (Cost
  $2,002,767,920)                                                 2,180,437,218
===============================================================================
OTHER ASSETS LESS LIABILITIES-(16.56)%                             (309,714,704)
_______________________________________________________________________________
===============================================================================
NET ASSETS-100.00%                                               $1,870,722,514
_______________________________________________________________________________
===============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $75,643,050, which represented 4.04% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered illiquid.
(e) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(f) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $46,657,917, which represented 2.49% of the Fund's Net Assets.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 1.94% of the Fund's Total Investments. See Note 1A.
(h) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $497,865,734, which represented 22.83% of the Fund's Total Investments. See Note 1A.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 9.
(j) Perpetual bond with no specified maturity date.
(k) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(l) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(m) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(n) Step coupon bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(p) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(q) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(r) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(s) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,760,597,128)*                            $1,938,266,426
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $242,170,792)                            242,170,792
============================================================
  Total investments (cost $2,002,767,920)      2,180,437,218
============================================================
Cash                                                  48,740
------------------------------------------------------------
Foreign currencies, at market value (cost
  $61)                                                    74
------------------------------------------------------------
Receivables for:
  Investments sold                                34,642,388
------------------------------------------------------------
  Variation margin                                   231,360
------------------------------------------------------------
  Fund shares sold                                   896,040
------------------------------------------------------------
  Dividends and interest                           7,924,723
------------------------------------------------------------
  Investments matured (Note 11)                    1,535,737
------------------------------------------------------------
  Principal paydowns                                 211,796
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               198,595
------------------------------------------------------------
Other assets                                          42,274
============================================================
    Total assets                               2,226,168,945
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           98,246,293
------------------------------------------------------------
  Fund shares reacquired                          13,131,602
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 306,986
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       242,170,792
------------------------------------------------------------
Accrued distribution fees                            750,548
------------------------------------------------------------
Accrued transfer agent fees                          580,773
------------------------------------------------------------
Accrued operating expenses                           259,437
============================================================
    Total liabilities                            355,446,431
============================================================
Net assets applicable to shares outstanding   $1,870,722,514
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,360,571,857
------------------------------------------------------------
Undistributed net investment income (loss)        (5,141,012)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (663,161,487)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      178,453,156
============================================================
                                              $1,870,722,514
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,049,415,157
____________________________________________________________
============================================================
Class B                                       $  604,378,457
____________________________________________________________
============================================================
Class C                                       $  211,297,376
____________________________________________________________
============================================================
Class R                                       $    5,620,985
____________________________________________________________
============================================================
Institutional Class                           $       10,539
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           41,473,872
____________________________________________________________
============================================================
Class B                                           23,938,724
____________________________________________________________
============================================================
Class C                                            8,356,529
____________________________________________________________
============================================================
Class R                                              221,893
____________________________________________________________
============================================================
Institutional Class                                    416.3
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        25.30
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.30 divided by
      95.25%)                                 $        26.56
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        25.25
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        25.29
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        25.33
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        25.32
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $236,707,159 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 30,801,224
--------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $285,253)          19,345,706
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $323,468*)                          323,468
==========================================================================
    Total investment income                                     50,470,398
==========================================================================

EXPENSES:

Advisory fees                                                   10,703,307
--------------------------------------------------------------------------
Administrative services fees                                       458,536
--------------------------------------------------------------------------
Custodian fees                                                     302,990
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,887,535
--------------------------------------------------------------------------
  Class B                                                        6,710,792
--------------------------------------------------------------------------
  Class C                                                        2,349,482
--------------------------------------------------------------------------
  Class R                                                           23,049
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       4,790,611
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              23
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              68,735
--------------------------------------------------------------------------
Other                                                              742,795
==========================================================================
    Total expenses                                              29,037,855
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (258,923)
==========================================================================
    Net expenses                                                28,778,932
==========================================================================
Net investment income                                           21,691,466
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         90,280,637
--------------------------------------------------------------------------
  Foreign currencies                                                 7,933
--------------------------------------------------------------------------
  Futures contracts                                              1,430,062
==========================================================================
                                                                91,718,632
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         25,925,592
--------------------------------------------------------------------------
  Foreign currencies                                                44,599
--------------------------------------------------------------------------
  Futures contracts                                                783,890
==========================================================================
                                                                26,754,081
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            118,472,713
==========================================================================
Net increase in net assets resulting from operations          $140,164,179
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   21,691,466    $   30,431,107
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                              91,718,632       107,782,700
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                              26,754,081       228,117,385
==============================================================================================
    Net increase in net assets resulting from operations         140,164,179       366,331,192
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (20,418,776)      (26,240,036)
----------------------------------------------------------------------------------------------
  Class B                                                         (6,979,759)       (8,673,183)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,425,648)       (3,288,903)
----------------------------------------------------------------------------------------------
  Class R                                                            (75,777)          (48,722)
----------------------------------------------------------------------------------------------
  Institutional Class                                                   (220)             (209)
==============================================================================================
    Decrease in net assets resulting from distributions          (29,900,180)      (38,251,053)
==============================================================================================
Share transactions-net:
  Class A                                                       (310,464,020)     (325,786,055)
----------------------------------------------------------------------------------------------
  Class B                                                       (170,136,078)     (127,772,946)
----------------------------------------------------------------------------------------------
  Class C                                                        (65,588,422)      (75,676,154)
----------------------------------------------------------------------------------------------
  Class R                                                          1,510,478         3,149,619
----------------------------------------------------------------------------------------------
  Institutional Class                                                    220               209
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (544,677,822)     (526,085,327)
==============================================================================================
    Net increase (decrease) in net assets                       (434,413,823)     (198,005,188)
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,305,136,337     2,503,141,525
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(5,141,012) and $(2,977,290), respectively)    $1,870,722,514    $2,305,136,337
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,064.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $228,813 of expenses incurred by the Fund related to market timing matters in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $458,536 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended December 31, 2004, the Fund paid AISI $4,790,611 for Class A, Class B, Class C and Class R shares and $10 for Institutional Class shares after AISI reimbursed fees for the Institutional Class shares of $13. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and

Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $2,887,535, $6,710,792, $2,349,482 and $23,049, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $164,698 in front-end sales commissions from the sale of Class A shares and $39,022, $70,788, $11,262 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               UNREALIZED
                            MARKET VALUE      PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE    DIVIDEND    REALIZED
FUND                          12/31/03         AT COST        FROM SALES     (DEPRECIATION)     12/31/04      INCOME*    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class       $ 60,195,599    $494,830,149    $(433,940,352)       $   --       $121,085,396    $162,566     $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class         60,195,599     493,356,038     (432,466,241)           --        121,085,396    160,902          --
====================================================================================================================================
  Total                     $120,391,198    $988,186,187    $(866,406,593)       $   --       $242,170,792    $323,468     $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $13,409,798 and $11,680,665, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $27,033 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $27,033.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $7,707 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $236,707,159 were on loan to brokers. The loans were secured by cash collateral of $242,170,792, received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $323,468 for securities lending transactions.

NOTE 9--FUTURES CONTRACTS

On December 31, 2004, $4,150,000 principal amount of corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                             OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  UNREALIZED
                                                               NO. OF          MONTH/            MARKET          APPRECIATION
CONTRACT                                                      CONTRACTS      COMMITMENT          VALUE          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        335        Mar-05/Long      $ 70,213,906         $ 98,528
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                      1,075        Mar-05/Long       117,746,094          711,482
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                        85        Mar-05/Long         9,514,688          (53,550)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                         14        Mar-05/Long         1,575,000           27,430
==============================================================================================================================
                                                                                              $199,049,688         $783,890
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $29,900,180    $38,251,053
________________________________________________________________________________________
========================================================================================

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      875,650
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             151,278,938
------------------------------------------------------------------------------
Temporary book/tax differences                                        (215,634)
------------------------------------------------------------------------------
Capital loss carryforward                                         (641,788,297)
------------------------------------------------------------------------------
Shares of beneficial interest                                    2,360,571,857
==============================================================================
Total net assets                                                $1,870,722,514
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(32).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses, bond premium amortization and the treatment of defaulted bonds.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $86,385,387 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                  CAPITAL LOSS
EXPIRATION                        CARRYFORWARD*
-----------------------------------------------
December 31, 2009                 $107,895,455
-----------------------------------------------
December 31, 2010                  533,892,842
===============================================
Total capital loss carryforward   $641,788,297
_______________________________________________
===============================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $784,347,274 and $1,435,293,929, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $25,012,000 par value, Senior Unsecured Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $184,437,932
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (33,158,962)
==============================================================================
Net unrealized appreciation of investment securities             $151,278,970
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,029,158,248.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydowns on mortgage-backed securities and bond premium amortization, on December 31, 2004, undistributed net investment income was increased by $6,044,992 and undistributed net realized gain was decreased by $6,044,996 and shares of beneficial interest increased by $4. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2004                                2003
                                                              ------------------------------      ------------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,838,794      $ 166,219,511       14,724,408      $ 317,421,511
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,882,739         45,641,148        2,822,623         61,571,171
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         657,550         15,991,892        1,078,856         23,496,738
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         114,119          2,778,219          184,779          4,039,188
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --                 --               --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         797,987         19,482,748        1,155,459         25,548,489
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         261,464          6,372,168          362,180          7,982,445
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          89,256          2,177,540          134,213          2,951,526
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           3,073             75,238            2,176             48,722
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   9                220                9                209
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,252,935         54,796,120        1,104,079         24,477,117
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,259,121)       (54,796,120)      (1,106,931)       (24,477,117)
================================================================================================================================
Reacquired:
  Class A                                                     (22,639,799)      (550,962,399)     (31,672,931)      (693,233,172)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,917,270)      (167,353,274)      (8,005,292)      (172,849,445)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,452,796)       (83,757,854)      (4,686,941)      (102,124,418)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (54,447)        (1,342,979)         (41,885)          (938,291)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --                 --               --                 --
================================================================================================================================
                                                              (22,425,507)     $(544,677,822)     (23,945,198)     $(526,085,327)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. AIM has an agreement with this entity to sell shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                          2004               2003          2002          2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    23.93         $    20.81    $    25.94    $    30.10       $    32.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32               0.35(a)       0.49(a)       0.71(a)(b)       0.92(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              1.49               3.20         (5.09)        (4.14)           (2.23)
=================================================================================================================================
    Total from investment operations                         1.81               3.55         (4.60)        (3.43)           (1.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.44)             (0.43)        (0.53)        (0.73)           (0.79)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --                 --            --            --            (0.49)
=================================================================================================================================
    Total distributions                                     (0.44)             (0.43)        (0.53)        (0.73)           (1.28)
=================================================================================================================================
Net asset value, end of period                         $    25.30         $    23.93    $    20.81    $    25.94       $    30.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              7.65%             17.23%       (17.85)%      (11.36)%          (4.18)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,049,415         $1,297,378    $1,434,164    $2,284,776       $2,507,641
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.07%(d)(e)        1.10%         1.06%         1.01%            0.96%
=================================================================================================================================
Ratio of net investment income to average net assets         1.38%(d)           1.60%         2.11%         2.60%(b)         2.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        39%               114%           78%           73%              55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,155,013,999.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.08%.

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2004             2003        2002         2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  23.87         $  20.77    $  25.88    $    30.01       $    32.61
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.14             0.19(a)     0.31(a)       0.50(a)(b)       0.66(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.50             3.17       (5.06)        (4.11)           (2.23)
=================================================================================================================================
    Total from investment operations                             1.64             3.36       (4.75)        (3.61)           (1.57)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)           (0.26)      (0.36)        (0.52)           (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --          --            --            (0.49)
=================================================================================================================================
    Total distributions                                         (0.26)           (0.26)      (0.36)        (0.52)           (1.03)
=================================================================================================================================
Net asset value, end of period                               $  25.25         $  23.87    $  20.77    $    25.88       $    30.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  6.91%           16.29%     (18.46)%      (12.01)%          (4.93)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $604,378         $739,424    $766,330    $1,176,679       $1,358,823
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.82%(d)(e)      1.85%       1.81%         1.76%            1.73%
=================================================================================================================================
Ratio of net investment income to average net assets             0.63%(d)         0.85%       1.36%         1.86%(b)         2.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            39%             114%         78%           73%              55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $671,079,230.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.83%.

                                                                                          CLASS C
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004             2003        2002        2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.91         $  20.80    $  25.92    $  30.05       $  32.65
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14             0.19(a)     0.31(a)     0.50(a)(b)     0.66(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.50             3.18       (5.07)      (4.11)         (2.23)
==============================================================================================================================
    Total from investment operations                              1.64             3.37       (4.76)      (3.61)         (1.57)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)           (0.26)      (0.36)      (0.52)         (0.54)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --          --          --          (0.49)
==============================================================================================================================
    Total distributions                                          (0.26)           (0.26)      (0.36)      (0.52)         (1.03)
==============================================================================================================================
Net asset value, end of period                                $  25.29         $  23.91    $  20.80    $  25.92       $  30.05
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   6.90%           16.32%     (18.46)%    (11.99)%        (4.93)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $211,297         $264,513    $302,346    $483,644       $365,510
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           1.82%(d)(e)      1.85%       1.81%       1.76%          1.73%
==============================================================================================================================
Ratio of net investment income to average net assets              0.63%(d)         0.85%       1.36%       1.85%(b)       2.03%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             39%             114%         78%         73%            55%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $234,948,213.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.83%.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                  DECEMBER 31,         COMMENCED) TO
                                                              ---------------------    DECEMBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $23.95         $20.83       $ 23.73
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.29           0.30(a)       0.22(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.47           3.19         (2.78)
====================================================================================================
    Total from investment operations                            1.76           3.49         (2.56)
====================================================================================================
Less distributions from net investment income                  (0.38)         (0.37)        (0.34)
====================================================================================================
Net asset value, end of period                                $25.33         $23.95       $ 20.83
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 7.43%         16.92%       (10.82)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,621         $3,812       $   293
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.32%(c)(d)    1.35%         1.33%(e)
====================================================================================================
Ratio of net investment income to average net assets            1.13%(c)       1.35%         1.83%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                        39%           114%           78%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,609,890.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.33%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                      INSTITUTIONAL CLASS
                                                              ------------------------------------
                                                                                       MARCH 15,
                                                                                         2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------    DECEMBER 31,
                                                               2004         2003         2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $23.94       $20.82       $ 25.81
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.43         0.44(a)       0.44(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.49         3.20         (4.83)
==================================================================================================
    Total from investment operations                            1.92         3.64         (4.39)
==================================================================================================
Less dividends from net investment income                      (0.54)       (0.52)        (0.60)
==================================================================================================
Net asset value, end of period                                $25.32       $23.94       $ 20.82
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                 8.10%       17.71%       (17.16)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   11       $   10       $     8
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.68%(c)     0.68%         0.67%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.83%(c)     1.13%         0.80%(d)
==================================================================================================
Ratio of net investment income to average net assets            1.77%(c)     2.02%         2.50%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                        39%         114%           78%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,981.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-66.09%

ADVERTISING-2.80%

Interpublic Group of Cos., Inc. (The)(a)          168,000      $  2,251,200
---------------------------------------------------------------------------
Omnicom Group Inc.                                 31,900         2,689,808
===========================================================================
                                                                  4,941,008
===========================================================================

AEROSPACE & DEFENSE-1.03%

Honeywell International Inc.                       51,500         1,823,615
===========================================================================

ALUMINUM-0.90%

Alcoa Inc.                                         50,900         1,599,278
===========================================================================

APPAREL RETAIL-1.17%

Gap, Inc. (The)                                    97,800         2,065,536
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.54%

Bank of New York Co., Inc. (The)                   81,200         2,713,704
===========================================================================

BUILDING PRODUCTS-2.37%

American Standard Cos. Inc.(a)                     35,800         1,479,256
---------------------------------------------------------------------------
Masco Corp.                                        74,000         2,703,220
===========================================================================
                                                                  4,182,476
===========================================================================

COMMUNICATIONS EQUIPMENT-0.64%

Motorola, Inc.                                     66,300         1,140,360
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.50%

Deere & Co.                                        11,900           885,360
===========================================================================

CONSUMER ELECTRONICS-2.08%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               58,700         1,555,550
---------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             54,500         2,123,320
===========================================================================
                                                                  3,678,870
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.90%

Ceridian Corp.(a)                                  88,300         1,614,124
---------------------------------------------------------------------------
First Data Corp.                                   82,600         3,513,804
===========================================================================
                                                                  5,127,928
===========================================================================

DEPARTMENT STORES-0.85%

May Department Stores Co. (The)                    51,100         1,502,340
===========================================================================

DIVERSIFIED CHEMICALS-0.52%

Dow Chemical Co. (The)                             18,500           915,935
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.77%

Cendant Corp.                                     133,600         3,123,568
===========================================================================

ENVIRONMENTAL SERVICES-1.97%

Waste Management, Inc.                            116,100         3,476,034
===========================================================================

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------

FOOD RETAIL-1.97%

Kroger Co. (The)(a)                               120,400      $  2,111,816
---------------------------------------------------------------------------
Safeway Inc.(a)                                    69,000         1,362,060
===========================================================================
                                                                  3,473,876
===========================================================================

GENERAL MERCHANDISE STORES-1.67%

Target Corp.                                       56,700         2,944,431
===========================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                              78,300         4,553,145
---------------------------------------------------------------------------
McKesson Corp.                                     69,000         2,170,740
===========================================================================
                                                                  6,723,885
===========================================================================

HEALTH CARE EQUIPMENT-1.33%

Baxter International Inc.                          50,500         1,744,270
---------------------------------------------------------------------------
Waters Corp.(a)                                    12,800           598,912
===========================================================================
                                                                  2,343,182
===========================================================================

HEALTH CARE FACILITIES-1.17%

HCA, Inc.                                          51,800         2,069,928
===========================================================================

HEALTH CARE SERVICES-0.31%

IMS Health Inc.                                    24,000           557,040
===========================================================================

INDUSTRIAL CONGLOMERATES-4.13%

General Electric Co.                               70,300         2,565,950
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 132,600         4,739,124
===========================================================================
                                                                  7,305,074
===========================================================================

INDUSTRIAL MACHINERY-1.53%

Illinois Tool Works Inc.                           29,100         2,696,988
===========================================================================

INSURANCE BROKERS-0.59%

Aon Corp.                                          43,500         1,037,910
===========================================================================

INTEGRATED OIL & GAS-0.11%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd(b)                                  2           200,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.                          39,000         2,331,030
---------------------------------------------------------------------------
Morgan Stanley                                     46,200         2,565,024
===========================================================================
                                                                  4,896,054
===========================================================================

MANAGED HEALTH CARE-1.89%

WellPoint Inc.(a)                                  29,100         3,346,500
===========================================================================

MOVIES & ENTERTAINMENT-1.66%

Walt Disney Co. (The)                             105,500         2,932,900
===========================================================================

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------

MULTI-LINE INSURANCE-1.00%

Hartford Financial Services Group, Inc. (The)      25,500      $  1,767,405
===========================================================================

OIL & GAS DRILLING-2.03%

Pride International, Inc.(a)                       43,100           885,274
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                63,700         2,700,243
===========================================================================
                                                                  3,585,517
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.54%

Halliburton Co.                                    85,000         3,335,400
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    17,100         1,144,845
===========================================================================
                                                                  4,480,245
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.53%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $199,995)(c)(d)(e)            2           200,000
---------------------------------------------------------------------------
Citigroup Inc.                                     70,200         3,382,236
---------------------------------------------------------------------------
JPMorgan Chase & Co.                               96,928         3,781,161
---------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $635,805)(b)(d)(e)                   650           641,550
===========================================================================
                                                                  8,004,947
===========================================================================

PACKAGED FOODS & MEATS-1.05%

Kraft Foods Inc.-Class A                           51,900         1,848,159
===========================================================================

PHARMACEUTICALS-4.96%

Pfizer Inc.                                        95,500         2,567,995
---------------------------------------------------------------------------
Sanofi-Aventis S.A. (France)(a)(f)                 49,212         3,926,609
---------------------------------------------------------------------------
Wyeth                                              53,200         2,265,788
===========================================================================
                                                                  8,760,392
===========================================================================

PROPERTY & CASUALTY INSURANCE-1.50%

ACE Ltd. (Cayman Islands)                          62,100         2,654,775
===========================================================================

SYSTEMS SOFTWARE-2.21%

Computer Associates International, Inc.           125,900         3,910,454
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.30%

Fannie Mae                                         50,100         3,567,621
---------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd(g)                   4,850           244,925
---------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd(g)                   4,850           245,380
===========================================================================
                                                                  4,057,926
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $94,667,867)                                        116,773,600
===========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-15.95%

ADVERTISING-0.03%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(g)             $   48,000            49,521
===========================================================================

---------------------------------------------------------------------------
                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(g)                    $   35,000      $     38,289
===========================================================================

AUTO PARTS & EQUIPMENT-0.08%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(g)                              145,000           147,968
===========================================================================

AUTOMOBILE MANUFACTURERS-0.12%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(g)           110,000           110,245
---------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(g)                              100,000           100,945
===========================================================================
                                                                    211,190
===========================================================================

BROADCASTING & CABLE TV-1.08%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(g)                              500,000           518,950
---------------------------------------------------------------------------
  9.50%, 08/01/13(g)                              100,000           106,645
---------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(g)                               65,000            66,105
---------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(g)                                      75,000            77,321
---------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes, 8.38%, 11/01/05(g)                       120,000           125,490
---------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(g)                   175,000           179,195
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(g)            125,000           128,524
---------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(g)         65,000            76,461
---------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(g)                 350,000           467,939
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(g)                150,000           153,076
===========================================================================
                                                                  1,899,706
===========================================================================

CONSUMER FINANCE-3.59%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(g)                        175,000           202,986
---------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(g)                                     325,000           332,208
---------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $433,245)(b)(d)(e)(g)                      425,000           432,085
---------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(g)            275,000           288,128
---------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(g)                150,000           164,296
---------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(g)                600,000           613,674
---------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(g)                       300,000           303,762
---------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
    04/28/05(b)(g)                                350,000           349,877
---------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(g)                            200,000           208,070
---------------------------------------------------------------------------
    6.88%, 02/01/06(g)                            450,000           464,008
---------------------------------------------------------------------------
    7.50%, 03/15/05(g)                            275,000           277,467
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(g)                370,000           373,415
---------------------------------------------------------------------------

                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE
---------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp., Floating
  Rate Medium Term Notes,
    4.23%, 05/19/05(b)(g)                      $  550,000      $    551,947
---------------------------------------------------------------------------
    4.44%, 03/04/05(b)(g)                         625,000           626,344
---------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(g)                            190,000           190,410
---------------------------------------------------------------------------
    7.50%, 07/15/05(g)                            100,000(h)        102,122
---------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(g)                            150,000           150,169
---------------------------------------------------------------------------
    5.25%, 05/16/05(g)                            405,000           407,835
---------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(g)                                   300,000(h)        307,914
===========================================================================
                                                                  6,346,717
===========================================================================

DIVERSIFIED BANKS-1.67%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $245,524)(d)(g)(i)               220,000           233,684
---------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(d)(e)(g)       25,000            25,721
---------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(d)(e)(g)                100,000            96,381
---------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(b)(g)               250,000           241,402
---------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $123,064)(d)(g)(i)                              100,000           121,188
---------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $75,926)(d)(e)(g)                                60,000            70,801
---------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $266,173)(d)(e)(g)     250,000           254,740
---------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(g)         150,000           167,397
---------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(g)         200,000           204,376
---------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(j)(i)                                     100,000            99,000
---------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $100,000)(d)(g)(i)                              100,000           106,039
---------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $46,626)(d)(g)(i)                                50,000            47,438
---------------------------------------------------------------------------
Lloyds Bank PLC-Series 1, Unsec. Sub. Euro
  Dollar Notes, 2.94%(g)(i)(j)                    140,000           124,862
---------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(g)(j)            80,000            65,855
---------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(g)(i)(j)                 150,000           132,425
---------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(g)                              100,000           130,513
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE
DIVERSIFIED BANKS-(CONTINUED)

RBS Capital Trust I, Bonds, 4.71%(g)(i)        $   50,000      $     47,869
---------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(g)                              275,000           276,282
---------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(g)                       250,000           255,750
---------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $264,725)(d)(e)(g)               250,000           256,550
===========================================================================
                                                                  2,958,273
===========================================================================

DIVERSIFIED CAPITAL MARKETS-0.13%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(g)(i)                              185,000           221,758
===========================================================================

ELECTRIC UTILITIES-0.58%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(g)          20,000            20,777
---------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)             55,000            59,851
---------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(g)                       350,000           362,418
---------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(g)                       300,000           307,902
---------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(b)(g)       87,000            87,078
---------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(g)                       175,000           184,804
===========================================================================
                                                                  1,022,830
===========================================================================

FOOD RETAIL-0.06%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(g)                                     100,000            99,343
===========================================================================

GAS UTILITIES-0.32%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(g)                        165,000           176,824
---------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(g)                                     225,000           231,732
---------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(g)                       150,000           151,920
===========================================================================
                                                                    560,476
===========================================================================

HOMEBUILDING-0.43%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(g)                                     200,000           230,250
---------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(g)                       275,000           294,888
---------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(g)                                     150,000           154,338
---------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(g)                        75,000            81,746
===========================================================================
                                                                    761,222
===========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.25%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(g)                                  $  375,000   $    380,636
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(d)(e)(g)                                50,000         53,237
========================================================================
                                                                 433,873
========================================================================

INTEGRATED OIL & GAS-0.31%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(g)                                     150,000        165,122
------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(g)                                     100,000        107,458
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(g)                                     200,000        228,020
------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(g)                               45,000         46,162
========================================================================
                                                                 546,762
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.67%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(g)                       350,000        358,211
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(g)                 60,000         81,419
------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $100,602)(d)(e)(g)                              100,000        100,585
------------------------------------------------------------------------
Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(g)           100,000        101,623
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
  01/30/06(g)                                     275,000        286,047
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
  03/15/05(g)                                     480,000        485,054
------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(g)             90,000        119,930
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(g)                              250,000        271,683
------------------------------------------------------------------------
  8.00%, 06/01/11(g)                               60,000         71,093
------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                        100,000        104,107
------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb.,
    6.36%, 04/15/06(g)                            400,000        415,184
------------------------------------------------------------------------
    8.75%, 11/01/21(g)                             85,000        107,369
------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(g)            125,000        139,570
------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(g)                        200,000        213,126
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(g)                        100,000         97,847
========================================================================
                                                               2,952,848
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

INVESTMENT BANKING & BROKERAGE-0.10%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(g)           $   75,000   $     77,158
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(g)        50,000         53,001
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(g)                   40,000         40,163
========================================================================
                                                                 170,322
========================================================================

LIFE & HEALTH INSURANCE-0.20%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $324,231)(d)(g)(k)      275,000        328,028
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(g)                               25,000         26,989
========================================================================
                                                                 355,017
========================================================================

MOVIES & ENTERTAINMENT-0.20%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(g)                       350,000        353,112
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.07%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(g)         125,000        128,136
========================================================================

MUNICIPALITIES-0.59%

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(g)(k)                       350,000        350,728
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 Bonds, 6.10%,
  05/01/24(g)(k)                                  150,000        154,500
------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(g)(k)                            80,000         80,132
------------------------------------------------------------------------
  4.21%, 07/01/08(g)(k)                           100,000        100,750
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(k)(l)                               375,000        355,125
========================================================================
                                                               1,041,235
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.34%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14(g)                              300,000        332,850
------------------------------------------------------------------------
  8.63%, 02/01/22(g)                              225,000        261,608
========================================================================
                                                                 594,458
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.77%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(g)                                      20,000         19,951
------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05(g)                       100,000        102,320
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(g)(i)                           $  125,000   $    149,075
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $141,406)(d)(g)(i)                              125,000        144,864
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(g)     125,000        132,310
------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
    9.69%, 08/15/09(g)                            171,000        191,691
------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $249,833)(d)(e)(g)                         250,000        244,698
------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $282,629)(d)(e)(g)     238,889        284,603
------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(g)(i)              75,000         83,808
========================================================================
                                                               1,353,320
========================================================================

PACKAGED FOODS & MEATS-0.07%

Nabisco, Inc., Notes, 6.38%, 02/01/05(g)          125,000        125,821
========================================================================

PROPERTY & CASUALTY INSURANCE-0.35%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $177,749)(d)(e)(g)                              175,000        181,111
------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(g)                              325,000        369,236
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $78,743)(d)(e)(g)                           75,000         75,689
========================================================================
                                                                 626,036
========================================================================

REAL ESTATE-0.39%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(g)                        50,000         50,292
------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(g)                                     200,000        200,876
------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(g)                150,000        152,417
------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(g)                              125,000        125,673
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(g)                               50,000         51,283
------------------------------------------------------------------------
Spieker Properties, L.P., Unsec. Unsub.
  Notes, 6.88%, 02/01/05(g)                       100,000        100,306
========================================================================
                                                                 680,847
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(g)                                      75,000         78,817
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

REGIONAL BANKS-1.15%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(b)(g)   $  325,000   $    336,908
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(g)                              350,000        352,534
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(b)(g)                    175,000        166,201
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(g)                              325,000        331,578
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(g)(i)(j)                           750,000        745,610
------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(g)                                     100,000        101,746
========================================================================
                                                               2,034,577
========================================================================

RESTAURANTS-0.03%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(g)                                      55,000         58,338
========================================================================

SOVEREIGN DEBT-0.59%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(g)                                     100,000        102,599
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(g)                  40,000         46,664
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           55,000         59,024
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds,
    5.00%, 03/31/30 (Acquired 05/18/04, Cost
    $103,572)(d)(g)                               115,000        118,841
------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04-
    12/03/04; Cost $181,963)(d)(g)                175,000        179,900
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $184,888)(d)(g)                               175,000        180,058
------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $157,706)(d)(g)                140,000        158,564
------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(g)                               60,000         64,386
------------------------------------------------------------------------
  7.50%, 04/08/33(g)                              120,000        129,138
========================================================================
                                                               1,039,174
========================================================================

THRIFTS & MORTGAGE FINANCE-0.11%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(g)                               75,000         88,730
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(g)                       100,000        102,418
========================================================================
                                                                 191,148
========================================================================

TOBACCO-0.15%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(g)             40,000         43,279
------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(g)         200,000        203,958
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(g)                 20,000         20,529
========================================================================
                                                                 267,766
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

TRUCKING-0.09%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(g)                           $  150,000   $    167,018
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.37%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(g)         200,000        202,216
------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(g)               420,000        459,480
========================================================================
                                                                 661,696
========================================================================
    Total Bonds & Notes (Cost $28,084,250)                    28,177,614
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-8.10%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.88%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 08/01/29(g)                  100,196        105,568
------------------------------------------------------------------------
  6.00%, 03/01/17 to 11/01/33(g)                1,714,523      1,778,672
------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33(g)                1,144,266      1,166,380
------------------------------------------------------------------------
  4.50%, 10/01/18(g)                              355,851        355,621
------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32(g)                  293,660        311,335
------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30(g)                   19,391         20,791
------------------------------------------------------------------------
  5.00%, 10/01/33(g)                              416,383        414,491
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(m)                              924,000        938,657
========================================================================
                                                               5,091,515
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.22%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32(g)                   95,262        102,042
------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32(g)                  169,559        179,846
------------------------------------------------------------------------
  6.50%, 10/01/16 to 09/01/34(g)                1,643,060      1,725,924
------------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(g)                  589,576        618,339
------------------------------------------------------------------------
  5.00%, 02/01/18(g)                               18,568         18,889
------------------------------------------------------------------------
  8.00%, 10/01/30(g)                               17,694         19,192
------------------------------------------------------------------------
  5.50%, 06/01/33 to 11/01/33(g)                  299,748        304,662
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(m)                1,210,520      1,220,855
------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(m)                1,994,234      2,046,822
------------------------------------------------------------------------
  6.00%, 01/01/35(m)                            1,171,300      1,211,414
========================================================================
                                                               7,447,985
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.00%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(g)                   67,864         73,196
------------------------------------------------------------------------
  8.50%, 02/15/25(g)                               35,448         38,873
------------------------------------------------------------------------
  8.00%, 08/15/25(g)                               17,904         19,530
------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32(g)                  174,644        185,679
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  6.50%, 05/15/31 to 12/15/33(g)               $  376,742   $    397,003
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33(g)                  597,397        619,880
------------------------------------------------------------------------
  5.50%, 09/15/33 to 02/15/34(g)                  429,358        438,947
========================================================================
                                                               1,773,108
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $14,255,013)                                      14,312,608
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.34%

FEDERAL HOME LOAN BANK (FHLB)-4.91%

Unsec. Disc. Notes,
  1.25%, 01/03/05(n)                            8,670,000      8,669,398
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.43%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(g)(o)                           460,000        464,315
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(g)                              300,000        296,211
========================================================================
                                                                 760,526
========================================================================
    Total U.S. Government Agency Securities
      (Cost $9,419,513)                                        9,429,924
========================================================================

ASSET-BACKED SECURITIES-1.39%

OTHER DIVERSIFIED FINANCIAL SERVICES--1.14%

Citicorp Lease-Series 1999-1, Pass Through
  Ctfs., Class A1, 7.22%, 06/15/05 (Acquired
  05/08/02-
    02/25/04; Cost $480,954)(d)(g)                450,014        458,227
------------------------------------------------------------------------
  Class A2, 8.04%, 12/15/19 (Acquired
    08/20/02; Cost $166,614)(d)(g)                150,000        178,771
------------------------------------------------------------------------
Patrons' Legacy,
  Series 2003-III, Ctfs., 5.65%, 01/17/17
  (Acquired 11/04/04; Cost $512,705)(d)(e)        500,000        508,681
------------------------------------------------------------------------
  Series 2004-I, Ctfs., 6.67%, 02/04/17
  (Acquired 04/30/04; Cost $500,000)(d)(e)        500,000        509,701
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $116,625)(d)(e)(g)     111,655        111,218
------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $200,000)(d)(e)(g)(i)(o)         200,000        201,138
------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $53,400)(d)(e)(g)                 50,000         50,274
========================================================================
                                                               2,018,010
========================================================================

PROPERTY & CASUALTY INSURANCE-0.13%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $225,748)(d)(e)(g)                              225,000        229,484
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.12%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $227,097)(d)(e)(g)                           $  195,064   $    200,860
========================================================================
    Total Asset-Backed Securities (Cost
      $2,426,908)                                              2,448,354
========================================================================

U.S. TREASURY SECURITIES-5.46%

U.S. TREASURY NOTES-4.16%

2.50%, 09/30/06(g)                                600,000        594,846
------------------------------------------------------------------------
6.50%, 10/15/06(g)                              2,500,000      2,650,400
------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(g)                  1,100,000      1,100,265
------------------------------------------------------------------------
3.13%, 10/15/08(g)                                760,000        751,921
------------------------------------------------------------------------
4.75%, 11/15/08(g)                              2,100,000      2,200,401
------------------------------------------------------------------------
5.00%, 02/15/11(g)                                 50,000         53,219
========================================================================
                                                               7,351,052
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY BONDS-1.19%

7.25%, 05/15/16 to 08/15/22(g)                 $1,000,000   $  1,265,722
------------------------------------------------------------------------
7.50%, 11/15/16(g)                                160,000        204,525
------------------------------------------------------------------------
5.38%, 02/15/31(g)                                595,000        643,159
========================================================================
                                                               2,113,406
========================================================================

U.S. TREASURY STRIPS-0.11%

3.03%, 02/15/07(g)(n)                             200,000        187,782
========================================================================
    Total U.S. Treasury Securities (Cost
      $9,672,462)                                              9,652,240
========================================================================
TOTAL INVESTMENTS-102.33% (Cost $158,526,013)                180,794,340
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.33%)                         (4,116,913)
========================================================================
NET ASSETS-100.00%                                          $176,677,427
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(c) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $6,984,710 which represented 3.95% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $4,729,108, which represented 2.68% of the Fund's Net Assets.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 2.17 % of the Fund's Total Investments. See Note 1A.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $49,306,517, which represented 27.27% of the Fund's Total Investments. See Note 1A.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 7.
(i) Perpetual bond with no specified maturity date.
(j) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(k) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specific future date.
(m) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(n) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $158,526,013)                                $180,794,340
-----------------------------------------------------------
Cash                                                  5,044
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,292,519
-----------------------------------------------------------
  Variation margin                                   16,828
-----------------------------------------------------------
  Fund shares sold                                  126,374
-----------------------------------------------------------
  Dividends and interest                            764,644
-----------------------------------------------------------
  Principal paydowns                                 20,449
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               14,393
-----------------------------------------------------------
Other assets                                         22,312
===========================================================
  Total assets                                  183,056,903
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,844,826
-----------------------------------------------------------
  Fund shares reacquired                            277,086
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 18,052
-----------------------------------------------------------
Accrued distribution fees                           107,326
-----------------------------------------------------------
Accrued transfer agent fees                          85,508
-----------------------------------------------------------
Accrued operating expenses                           46,678
===========================================================
  Total liabilities                               6,379,476
===========================================================
Net assets applicable to shares outstanding    $176,677,427
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $154,792,290
-----------------------------------------------------------
Undistributed net investment income                  38,788
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                            (471,776)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts               22,318,125
===========================================================
                                               $176,677,427
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 68,951,179
___________________________________________________________
===========================================================
Class B                                        $ 79,967,801
___________________________________________________________
===========================================================
Class C                                        $ 27,728,863
___________________________________________________________
===========================================================
Class R                                        $     18,972
___________________________________________________________
===========================================================
Institutional Class                            $     10,612
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,815,514
___________________________________________________________
===========================================================
Class B                                           6,754,534
___________________________________________________________
===========================================================
Class C                                           2,340,704
___________________________________________________________
===========================================================
Class R                                               1,598
___________________________________________________________
===========================================================
Institutional Class                                     895
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.86
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.86 divided by
      95.25%)                                  $      12.45
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.85
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.87
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.86
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 2,180,680
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $19,571)           1,533,906
=========================================================================
    Total investment income                                     3,714,586
=========================================================================

EXPENSES:

Advisory fees                                                   1,094,829
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     32,443
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         217,699
-------------------------------------------------------------------------
  Class B                                                         796,944
-------------------------------------------------------------------------
  Class C                                                         265,274
-------------------------------------------------------------------------
  Class R                                                              35
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, and R                       493,477
-------------------------------------------------------------------------
Transfer agent fees--Institutional Class                                7
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,423
-------------------------------------------------------------------------
Other                                                             240,236
=========================================================================
    Total expenses                                              3,208,367
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (37,052)
=========================================================================
    Net expenses                                                3,171,315
=========================================================================
Net investment income                                             543,271
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         8,095,387
-------------------------------------------------------------------------
  Foreign currencies                                                3,430
-------------------------------------------------------------------------
  Futures contracts                                               165,646
=========================================================================
                                                                8,264,463
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         1,548,687
-------------------------------------------------------------------------
  Futures contracts                                                49,798
=========================================================================
                                                                1,598,485
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             9,862,948
=========================================================================
Net increase in net assets resulting from operations          $10,406,219
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    543,271    $     43,727
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             8,264,463         204,356
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                             1,598,485      24,575,727
==========================================================================================
    Net increase in net assets resulting from operations        10,406,219      24,823,810
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (518,829)       (252,338)
------------------------------------------------------------------------------------------
  Class B                                                         (130,939)        (76,078)
------------------------------------------------------------------------------------------
  Class C                                                          (44,341)        (23,549)
------------------------------------------------------------------------------------------
  Class R                                                              (56)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                 (108)             --
==========================================================================================
    Total distributions from net investment income                (694,273)       (351,965)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (1,852,910)             --
------------------------------------------------------------------------------------------
  Class B                                                       (2,168,137)             --
------------------------------------------------------------------------------------------
  Class C                                                         (738,028)             --
------------------------------------------------------------------------------------------
  Class R                                                             (292)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                 (285)             --
==========================================================================================
    Total distributions from net realized gains                 (4,759,652)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (5,453,925)       (351,965)
==========================================================================================
Share transactions-net:
  Class A                                                       13,392,670      12,879,782
------------------------------------------------------------------------------------------
  Class B                                                        1,380,840      16,497,602
------------------------------------------------------------------------------------------
  Class C                                                        2,153,156       5,182,557
------------------------------------------------------------------------------------------
  Class R                                                           18,638              --
------------------------------------------------------------------------------------------
  Institutional Class                                               10,394              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               16,955,698      34,559,941
==========================================================================================
    Net increase in net assets                                  21,907,992      59,031,786
==========================================================================================

NET ASSETS:

  Beginning of year                                            154,769,435      95,737,649
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $38,788 and $(9,211), respectively)             $176,677,427    $154,769,435
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.





       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the next $4 billion of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $250 million, plus 0.605% of the next $250 million, plus 0.59% of the next $500 million, plus 0.575% of the next $1.5 billion, plus 0.56% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.53% of the next $2.5 billion, plus 0.515% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.50%, 2.15%, 2.15%, 1.65% and 1.15% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $292.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $34,433 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $493,477 for Class A, Class B, Class C and Class R shares and $7 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $217,699, $796,944, $265,274 and $35, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $44,826 in front-end sales commissions from the sale of Class A shares and $24, $8,790, $2,603 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $784,320 and $854,856, respectively.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,327 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,327.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,004 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On December 31, 2004, $400,000 principal amount of investment grade corporate securities were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                              NUMBER OF      MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 2 Year Notes                                      29        Mar-05/Long    $ 6,078,219       $ 7,652
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 5 Year Notes                                      63        Mar-05/Long      6,900,469        43,982
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       9        Mar-05/Long      1,007,437        (5,670)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       2        Mar-05/Long        225,000         3,834
=======================================================================================================================
                                                                                          $14,211,125       $49,798
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $  694,273    $351,965
------------------------------------------------------------------------------------
  Long-term capital gain                                       4,759,652          --
====================================================================================
Total distributions                                           $5,453,925    $351,965
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     53,848
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          22,152,211
--------------------------------------------------------------------------
Temporary book/tax differences                                     (15,060)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (305,862)
--------------------------------------------------------------------------
Shares of beneficial interest                                  154,792,290
==========================================================================
Total net assets                                              $176,677,427
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the tax recognition of unrealized gains and losses on certain future contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $3,344,634 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $111,987,123 and $102,680,901, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $24,552,170
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,399,959)
===============================================================================
Net unrealized appreciation of investment securities              $22,152,211
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $158,642,129.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, foreign currency transactions and paydowns on mortgage-backed securities on December 31, 2004, undistributed net investment income (loss) was increased by $199,001 and undistributed net realized gain (loss) decreased by $555,344 and shares of beneficial interest was increased by 356,343. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                        2004                         2003
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,841,128    $21,407,747     2,121,267    $21,472,774
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,136,603     24,825,439     3,415,758     34,619,858
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        849,151      9,883,030     1,191,376     12,127,632
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       1,570         18,300            --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             861         10,000            --             --
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        192,162      2,246,590        23,304        235,426
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        184,791      2,174,085         7,181         68,294
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         62,525        731,457         2,103         20,060
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          29            348            --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                              34            394            --             --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        547,870      6,394,392       298,876      3,122,514
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (548,916)    (6,394,392)     (299,162)    (3,122,514)
====================================================================================================================
Reacquired:
  Class A                                                     (1,432,534)   (16,656,059)   (1,204,717)   (11,950,932)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,661,318)   (19,224,292)   (1,513,543)   (15,068,036)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (727,975)    (8,461,331)     (698,766)    (6,965,135)
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          (1)           (10)           --             --
====================================================================================================================
                                                               1,445,980    $16,955,698     3,343,677    $34,559,941
____________________________________________________________________________________________________________________
====================================================================================================================

(a)Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.50       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.08          0.05       0.11(a)         0.03(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.71          2.05      (1.28)           0.76
====================================================================================================================
    Total from investment operations                             0.79          2.10      (1.17)           0.79
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.06)     (0.12)          (0.04)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.43)        (0.06)     (0.12)          (0.04)
====================================================================================================================
Net asset value, end of period                                $ 11.86       $ 11.50    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.89%        22.35%    (10.97)%          7.94%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,951       $53,675    $32,414         $10,753
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.47%(c)      1.50%      1.48%           1.43%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.49%(c)      1.57%      1.67%           2.89%(d)
====================================================================================================================
Ratio of net investment income to average net assets             0.73%(c)      0.46%      1.15%           1.16%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $62,199,733.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.69          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.70          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.84       $ 11.49    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.12%        21.64%    (11.56)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,968       $76,304    $47,597         $16,067
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $79,694,417.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75          $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.70          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.71          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.85       $ 11.49    $  9.46          $10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.21%        21.64%    (11.57)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,729       $24,790    $15,727          $5,168
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $26,527,387.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.61
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.60
==============================================================================
    Total from investment operations                                  0.65
==============================================================================
Less distributions:
  Dividends from net investment income                               (0.06)
------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.33)
==============================================================================
    Total distributions                                              (0.39)
==============================================================================
Net asset value, end of period                                      $11.87
______________________________________________________________________________
==============================================================================
Total return(b)                                                       5.68%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   19
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.62%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.64%(c)
==============================================================================
Ratio of net investment income to average net assets                  0.58%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              64%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,434.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $11.61
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.61
===================================================================================
    Total from investment operations                                    0.71
===================================================================================
Less distributions:
  Dividends from net investment income                                 (0.13)
-----------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.33)
===================================================================================
    Total distributions                                                (0.46)
===================================================================================
Net asset value, end of period                                        $11.86
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         6.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   11
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.93%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.95%(c)
===================================================================================
Ratio of net investment income to average net assets                    1.27%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                64%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $10,030.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages;

rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Mid Cap Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.11%

ADVERTISING-2.95%

Interpublic Group of Cos., Inc. (The)(a)         470,070   $  6,298,938
=======================================================================

APPAREL RETAIL-4.50%

Gap, Inc. (The)                                  215,500      4,551,360
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             201,900      5,073,747
=======================================================================
                                                              9,625,107
=======================================================================

APPLICATION SOFTWARE-0.99%

MAPICS, Inc.(a)                                  200,200      2,112,110
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.25%

Waddell & Reed Financial, Inc.-Class A           201,490      4,813,596
=======================================================================

BUILDING PRODUCTS-1.69%

American Standard Cos. Inc.(a)                    87,250      3,605,170
=======================================================================

CONSUMER FINANCE-1.81%

MoneyGram International, Inc.                    183,500      3,879,190
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-9.70%

BISYS Group, Inc. (The)(a)                       174,900      2,877,105
-----------------------------------------------------------------------
Ceridian Corp.(a)                                239,280      4,374,039
-----------------------------------------------------------------------
Certegy Inc.                                     113,850      4,045,090
-----------------------------------------------------------------------
DST Systems, Inc.(a)                             111,270      5,799,392
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     128,300      3,634,739
=======================================================================
                                                             20,730,365
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.10%

Corinthian Colleges, Inc.(a)                     261,100      4,920,430
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                  321,400      8,115,350
=======================================================================
                                                             13,035,780
=======================================================================

FOOD RETAIL-2.21%

Kroger Co. (The)(a)                              268,700      4,712,998
=======================================================================

HEALTH CARE DISTRIBUTORS-3.04%

McKesson Corp.                                   206,200      6,487,052
=======================================================================

HEALTH CARE EQUIPMENT-2.55%

Waters Corp.(a)                                  116,500      5,451,035
=======================================================================

HEALTH CARE FACILITIES-1.65%

Universal Health Services, Inc.-Class B           79,350      3,531,075
=======================================================================

HEALTH CARE SERVICES-0.99%

IMS Health Inc.                                   91,240      2,117,680
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-2.57%

Orient-Express Hotels Ltd.-Class A (Bermuda)     140,700   $  2,894,199
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         44,380      2,591,792
=======================================================================
                                                              5,485,991
=======================================================================

INSURANCE BROKERS-2.38%

Aon Corp.                                        213,600      5,096,496
=======================================================================

IT CONSULTING & OTHER SERVICES-2.55%

Acxiom Corp.                                     207,550      5,458,565
=======================================================================

LEISURE FACILITIES-2.24%

Speedway Motorsports, Inc.                       122,300      4,791,714
=======================================================================

LEISURE PRODUCTS-2.42%

Brunswick Corp.                                  104,470      5,171,265
=======================================================================

LIFE & HEALTH INSURANCE-4.14%

Nationwide Financial Services, Inc.-Class A      123,290      4,713,377
-----------------------------------------------------------------------
Protective Life Corp.                             96,900      4,136,661
=======================================================================
                                                              8,850,038
=======================================================================

MANAGED HEALTH CARE-5.43%

Aetna Inc.                                        46,890      5,849,528
-----------------------------------------------------------------------
WellPoint Inc.(a)                                 49,980      5,747,700
=======================================================================
                                                             11,597,228
=======================================================================

MULTI-LINE INSURANCE-3.62%

American Financial Group, Inc.                   114,630      3,589,065
-----------------------------------------------------------------------
Genworth Financial Inc.-Class A                  154,000      4,158,000
=======================================================================
                                                              7,747,065
=======================================================================

OIL & GAS DRILLING-5.37%

Nabors Industries, Ltd. (Bermuda)(a)              77,290      3,964,204
-----------------------------------------------------------------------
Pride International, Inc.(a)(b)                  202,910      4,167,771
-----------------------------------------------------------------------
Todco-Class A(a)                                 181,000      3,334,020
=======================================================================
                                                             11,465,995
=======================================================================

PACKAGED FOODS & MEATS-2.13%

Cadbury Schweppes PLC-ADR (United Kingdom)       120,700      4,550,390
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.39%

ACE Ltd. (Cayman Islands)                        169,320      7,238,430
=======================================================================

REGIONAL BANKS-4.52%

Cullen/Frost Bankers, Inc.                        90,100      4,378,860
-----------------------------------------------------------------------
Zions Bancorp                                     77,570      5,277,087
=======================================================================
                                                              9,655,947
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

RESTAURANTS-3.97%

CEC Entertainment Inc.(a)                         98,950   $  3,955,032
-----------------------------------------------------------------------
Outback Steakhouse, Inc.                          99,030      4,533,593
=======================================================================
                                                              8,488,625
=======================================================================

SYSTEMS SOFTWARE-3.88%

Computer Associates International, Inc.          266,800      8,286,808
=======================================================================

THRIFTS & MORTGAGE FINANCE-6.07%

Federal Agricultural Mortgage Corp.-Class C      102,100      2,378,930
-----------------------------------------------------------------------
MGIC Investment Corp.                             59,300      4,086,363
-----------------------------------------------------------------------
Radian Group Inc.                                122,280      6,510,187
=======================================================================
                                                             12,975,480
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $161,663,226)                         203,260,133
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


MONEY MARKET FUNDS-4.57%

Liquid Assets Portfolio-Institutional
  Class(c)                                     4,883,864   $  4,883,864
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    4,883,864      4,883,864
=======================================================================
    Total Money Market Funds (Cost
      $9,767,728)                                             9,767,728
=======================================================================
TOTAL INVESTMENTS-99.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $171,430,954)               213,027,861
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.72%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  1,530,900      1,530,900
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,530,900)                                       1,530,900
=======================================================================
TOTAL INVESTMENTS-100.40% (Cost $172,961,854)               214,558,761
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.40%)                          (856,409)
=======================================================================
NET ASSETS-100.00%                                         $213,702,352
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $161,663,226)*                               $203,260,133
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,298,628)                             11,298,628
===========================================================
    Total investments (cost $172,961,854)       214,558,761
===========================================================
Receivables for:
  Investments sold                                  319,517
-----------------------------------------------------------
  Fund shares sold                                  583,161
-----------------------------------------------------------
  Dividends                                         170,145
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               13,369
-----------------------------------------------------------
Other assets                                         50,335
===========================================================
    Total assets                                215,695,288
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            232,295
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 16,081
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,530,900
-----------------------------------------------------------
Accrued distribution fees                           105,432
-----------------------------------------------------------
Accrued transfer agent fees                          58,420
-----------------------------------------------------------
Accrued operating expenses                           49,808
===========================================================
    Total liabilities                             1,992,936
===========================================================
Net assets applicable to shares outstanding    $213,702,352
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $181,830,611
-----------------------------------------------------------
Undistributed net investment income (loss)          (12,855)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (9,712,311)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     41,596,907
===========================================================
                                               $213,702,352
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $115,163,883
___________________________________________________________
===========================================================
Class B                                        $ 63,374,466
___________________________________________________________
===========================================================
Class C                                        $ 27,601,222
___________________________________________________________
===========================================================
Class R                                        $     32,984
___________________________________________________________
===========================================================
Institutional Class                            $  7,529,797
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,777,188
___________________________________________________________
===========================================================
Class B                                           4,924,252
___________________________________________________________
===========================================================
Class C                                           2,145,814
___________________________________________________________
===========================================================
Class R                                               2,516
___________________________________________________________
===========================================================
Institutional Class                                 571,534
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.12
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.12 divided by
      94.50%)                                  $      13.88
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.87
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.86
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      13.11
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      13.17
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $1,497,366 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,934)          $ 1,176,488
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $1,827*)                           113,881
=========================================================================
    Total investment income                                     1,290,369
=========================================================================

EXPENSES:

Advisory fees                                                   1,259,409
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     25,507
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         300,274
-------------------------------------------------------------------------
  Class B                                                         505,689
-------------------------------------------------------------------------
  Class C                                                         189,702
-------------------------------------------------------------------------
  Class R                                                              43
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        504,123
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          1,279
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             16,965
-------------------------------------------------------------------------
Other                                                             248,256
=========================================================================
    Total expenses                                              3,101,247
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangements                                                  (40,504)
=========================================================================
    Net expenses                                                3,060,743
=========================================================================
Net investment income (loss)                                   (1,770,374)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    1,517,779
-------------------------------------------------------------------------
Net increase from payments by affiliates -- See Note 2            146,526
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   24,454,568
=========================================================================
Net gain from investment securities                            26,118,873
=========================================================================
Net increase in net assets resulting from operations          $24,348,499
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,770,374)   $   (967,184)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            1,517,779      (4,054,747)
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         146,526              --
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  24,454,568      27,636,943
==========================================================================================
    Net increase in net assets resulting from operations        24,348,499      22,615,012
==========================================================================================
Share transactions-net:
  Class A                                                       46,344,715       4,929,815
------------------------------------------------------------------------------------------
  Class B                                                       17,811,507       8,575,378
------------------------------------------------------------------------------------------
  Class C                                                       11,353,920       2,445,889
------------------------------------------------------------------------------------------
  Class R                                                           31,275              --
------------------------------------------------------------------------------------------
  Institutional Class                                            6,853,263              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               82,394,680      15,951,082
==========================================================================================
    Net increase in net assets                                 106,743,179      38,566,094
==========================================================================================

NET ASSETS:

  Beginning of year                                            106,959,173      68,393,079
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(12,855) and $(7,330), respectively)           $213,702,352    $106,959,173
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the next $4 billion of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.80%, 2.45%, 2.45%, 1.95% and 1.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,532.

    For the year ended December 31, 2004, the advisor reimbursed the Fund $146,526 for an economic loss due to a trading error.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $36,613 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the

Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $504,123 for Class A, Class B, Class C and Class R shares and $1,279 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $300,274, $505,689, $189,702 and $43, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $99,857 in front-end sales commissions from the sale of Class A shares and $2,319, $18,299, $4,347 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,469,832       $ 53,717,341      $ (52,303,309)        $   --         $ 4,883,864     $ 56,426       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,469,832         53,717,341        (52,303,309)            --           4,883,864       55,628           --
==================================================================================================================================
  Subtotal        $6,939,664       $107,434,682      $(104,606,618)        $   --         $ 9,767,728     $112,054       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,742,200       $ 28,664,200      $ (30,406,400)        $   --         $        --     $  1,324       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --         24,428,273        (22,897,373)            --           1,530,900          503           --
==================================================================================================================================
  Subtotal        $1,742,200       $ 53,092,473      $ (53,303,773)        $   --         $ 1,530,900     $  1,827       $   --
==================================================================================================================================
  Total           $8,681,864       $160,527,155      $(157,910,391)        $   --         $11,298,628     $113,881       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $94,900 and $1,545,616, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,175 and credits in custodian fees of $184 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,359.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,947 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $1,497,366 were on loan to brokers. The loans were secured by cash collateral of $1,530,900 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $1,827 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital distributions paid during the year ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 39,182,328
--------------------------------------------------------------------------
Temporary book/tax differences                                     (12,855)
--------------------------------------------------------------------------
Capital loss carryforward                                       (6,979,842)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (317,890)
--------------------------------------------------------------------------
Shares of beneficial interest                                  181,830,611
==========================================================================
Total net assets                                              $213,702,352
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $2,916,017 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2010                                              $  369,421
---------------------------------------------------------------------------
December 31, 2011                                               6,610,421
===========================================================================
Total capital loss carryforward                                $6,979,842
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during year ended December 31, 2004 was $124,871,102 and $50,454,355, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $40,629,174
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,446,846)
===============================================================================
Net unrealized appreciation of investment securities               $39,182,328
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $175,376,433.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income was increased by $1,764,849 and shares of beneficial interest decreased by $1,764,849. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,159,742    $ 73,250,446     3,832,986    $ 37,737,367
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,016,119      35,457,428     1,803,614      17,257,750
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,748,301      20,660,237       886,121       8,452,954
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       2,516          31,275            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                         575,259       6,898,180            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        286,013       3,430,679       156,161       1,515,851
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (290,717)     (3,430,679)     (157,780)     (1,515,851)
======================================================================================================================
Reacquired:
  Class A                                                     (2,577,027)    (30,336,910)   (3,833,211)    (34,323,403)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,227,626)    (14,215,242)     (811,030)     (7,166,521)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (808,272)     (9,306,317)     (665,740)     (6,007,065)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          (3,725)        (44,917)           --              --
======================================================================================================================
                                                               6,880,583    $ 82,394,680     1,211,121    $ 15,951,082
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------------------       (DATE OPERATIONS
                                                                2004          2003       2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.28       $  8.23    $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)     (0.08)     (0.06)(a)          (0.00)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.93          3.13      (1.70)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                        0.01            --         --                 --
=======================================================================================================================
    Total from investment operations                              1.84          3.05      (1.76)             (0.01)
=======================================================================================================================
Less dividends from net investment income                           --            --      (0.00)                --
=======================================================================================================================
Net asset value, end of period                                $  13.12       $ 11.28    $  8.23            $  9.99
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  16.31%(c)     37.06%    (17.62)%            (0.10)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $115,164       $55,372    $39,130            $   400
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.67%(d)      1.80%      1.80%              1.80%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.69%(d)      1.92%      1.93%            199.49%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.85)%(d)    (1.00)%    (0.70)%            (0.31)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                          34%           52%        41%                --
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%.
(d)  Ratios are based on average daily net assets of $85,792,642.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.14       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.13)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.09      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.96      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.87       $ 11.14    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.53%(c)     36.19%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,374       $38,165    $21,204            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.44%.
(d)  Ratios are based on average daily net assets of $50,568,838.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.13       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.12)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.07      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.95      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.86       $ 11.13    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.54%(c)     36.06%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,601       $13,422    $ 8,059            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.45%.
(d) Ratios are annualized and based on average daily net assets of $18,970,193.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
==============================================================================
    Total from investment operations                                  1.23
==============================================================================
Net asset value, end of period                                      $13.11
______________________________________________________________________________
==============================================================================
Total return(b)                                                      10.35%(c)
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   33
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.78%(d)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.80%(d)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.96)%(d)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(e)                                              34%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.27%.
(d)  Ratios are annualized and based on average daily net assets of $12,864.
(e)  Not annualized for periods less than one year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
---------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
=================================================================================
    Total from investment operations                                  1.29
=================================================================================
Net asset value, end of period                                      $13.17
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      10.86%(c)
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $7,530
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.03%(d)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.05%(d)
=================================================================================
Ratio of net investment income (loss) to average net assets          (0.21)%(d)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(e)                                              34%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d) Ratios are annualized and based on average daily net assets of $3,103,341.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Premier Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Premier Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.70%

ADVERTISING-1.11%

Interpublic Group of Cos., Inc. (The)(a)         1,582,800   $   21,209,520
---------------------------------------------------------------------------
Omnicom Group Inc.                                 648,100       54,647,792
===========================================================================
                                                                 75,857,312
===========================================================================

AEROSPACE & DEFENSE-1.58%

Boeing Co. (The)                                   350,000       18,119,500
---------------------------------------------------------------------------
General Dynamics Corp.                             175,000       18,305,000
---------------------------------------------------------------------------
Honeywell International Inc.                       785,900       27,828,719
---------------------------------------------------------------------------
Northrop Grumman Corp.                             808,200       43,933,752
===========================================================================
                                                                108,186,971
===========================================================================

ALUMINUM-0.35%

Alcoa Inc.                                         760,700       23,901,194
===========================================================================

APPAREL RETAIL-1.00%

Gap, Inc. (The)                                  1,670,000       35,270,400
---------------------------------------------------------------------------
Limited Brands                                   1,450,000       33,379,000
===========================================================================
                                                                 68,649,400
===========================================================================

APPLICATION SOFTWARE-0.71%

Amdocs Ltd. (United Kingdom)(a)                  1,175,000       30,843,750
---------------------------------------------------------------------------
Intuit Inc.(a)                                     400,000       17,604,000
===========================================================================
                                                                 48,447,750
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.65%

Bank of New York Co., Inc. (The)                 1,326,900       44,344,998
===========================================================================

BIOTECHNOLOGY-0.51%

Genentech, Inc.(a)                                 325,000       17,693,000
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           500,000       17,495,000
===========================================================================
                                                                 35,188,000
===========================================================================

BREWERS-0.75%

Heineken N.V. (Netherlands)(b)                   1,555,386       51,640,580
===========================================================================

BUILDING PRODUCTS-1.44%

Masco Corp.                                      2,708,000       98,923,240
===========================================================================

COMMUNICATIONS EQUIPMENT-2.12%

Cisco Systems, Inc.(a)                           1,850,000       35,705,000
---------------------------------------------------------------------------
Motorola, Inc.                                   1,526,400       26,254,080
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          2,206,500       34,575,855
---------------------------------------------------------------------------
QUALCOMM Inc.                                      875,000       37,100,000
---------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                145,000       11,950,900
===========================================================================
                                                                145,585,835
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

COMPUTER & ELECTRONICS RETAIL-0.26%

Best Buy Co., Inc.                                 300,000   $   17,826,000
===========================================================================

COMPUTER HARDWARE-1.47%

Dell Inc.(a)                                     1,300,000       54,782,000
---------------------------------------------------------------------------
International Business Machines Corp.              470,800       46,411,464
===========================================================================
                                                                101,193,464
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

Lexmark International, Inc.-Class A(a)             220,000       18,700,000
===========================================================================

CONSUMER ELECTRONICS-0.56%

Sony Corp.-ADR (Japan)                             980,000       38,180,800
===========================================================================

CONSUMER FINANCE-1.04%

American Express Co.                               325,000       18,320,250
---------------------------------------------------------------------------
Capital One Financial Corp.                        150,000       12,631,500
---------------------------------------------------------------------------
MBNA Corp.                                         675,000       19,028,250
---------------------------------------------------------------------------
SLM Corp.                                          400,000       21,356,000
===========================================================================
                                                                 71,336,000
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.37%

First Data Corp.                                 2,204,100       93,762,414
===========================================================================

DEPARTMENT STORES-1.18%

J.C. Penney Co., Inc.                              475,000       19,665,000
---------------------------------------------------------------------------
Kohl's Corp.(a)                                  1,248,900       61,408,413
===========================================================================
                                                                 81,073,413
===========================================================================

DIVERSIFIED BANKS-1.26%

Bank of America Corp.                            1,125,400       52,882,546
---------------------------------------------------------------------------
Wachovia Corp.                                     640,600       33,695,560
===========================================================================
                                                                 86,578,106
===========================================================================

DIVERSIFIED CHEMICALS-0.83%

Dow Chemical Co. (The)                           1,157,400       57,302,874
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

Cendant Corp.                                    3,776,200       88,287,556
===========================================================================

ELECTRIC UTILITIES-0.49%

FPL Group, Inc.                                    450,200       33,652,450
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Emerson Electric Co.                               485,200       34,012,520
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-(CONTINUED)

Rockwell Automation, Inc.                          740,000   $   36,667,000
===========================================================================
                                                                 70,679,520
===========================================================================

ENVIRONMENTAL SERVICES-1.90%

Waste Management, Inc.                           4,364,300      130,667,142
===========================================================================

FOOD RETAIL-1.99%

Kroger Co. (The)(a)                              6,094,900      106,904,546
---------------------------------------------------------------------------
Safeway Inc.(a)                                  1,484,300       29,300,082
===========================================================================
                                                                136,204,628
===========================================================================

FOOTWEAR-0.76%

NIKE, Inc.-Class B                                 575,000       52,146,750
===========================================================================

GENERAL MERCHANDISE STORES-1.34%

Target Corp.                                     1,764,100       91,609,713
===========================================================================

HEALTH CARE DISTRIBUTORS-1.64%

Cardinal Health, Inc.                            1,297,000       75,420,550
---------------------------------------------------------------------------
McKesson Corp.                                   1,170,000       36,808,200
===========================================================================
                                                                112,228,750
===========================================================================

HEALTH CARE EQUIPMENT-1.50%

Baxter International Inc.                        1,010,000       34,885,400
---------------------------------------------------------------------------
Becton, Dickinson & Co.                            700,000       39,760,000
---------------------------------------------------------------------------
Waters Corp.(a)                                    600,000       28,074,000
===========================================================================
                                                                102,719,400
===========================================================================

HEALTH CARE FACILITIES-0.56%

HCA, Inc.                                          960,000       38,361,600
===========================================================================

HEALTH CARE SERVICES-0.46%

IMS Health Inc.                                    321,100        7,452,731
---------------------------------------------------------------------------
Quest Diagnostics Inc.                             250,000       23,887,500
===========================================================================
                                                                 31,340,231
===========================================================================

HEALTH CARE SUPPLIES-0.45%

Alcon Inc. (Switzerland)                           385,000       31,031,000
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.34%

Starwood Hotels & Resorts Worldwide, Inc.          399,300       23,319,120
===========================================================================

HOUSEHOLD PRODUCTS-1.19%

Kimberly-Clark Corp.                               592,300       38,979,263
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                         775,000       42,687,000
===========================================================================
                                                                 81,666,263
===========================================================================

HOUSEWARES & SPECIALTIES-0.28%

Fortune Brands, Inc.                               250,000       19,295,000
===========================================================================

HYPERMARKETS & SUPER CENTERS-0.39%

Costco Wholesale Corp.                             550,000       26,625,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-4.90%

General Electric Co.                             2,888,500   $  105,430,250
---------------------------------------------------------------------------
Textron Inc.                                       250,000       18,450,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                5,940,300      212,306,322
===========================================================================
                                                                336,186,572
===========================================================================

INDUSTRIAL MACHINERY-2.07%

Danaher Corp.                                      670,000       38,464,700
---------------------------------------------------------------------------
Dover Corp.                                      1,086,700       45,576,198
---------------------------------------------------------------------------
Eaton Corp.                                        325,000       23,517,000
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           370,000       34,291,600
===========================================================================
                                                                141,849,498
===========================================================================

INTEGRATED OIL & GAS-3.79%

Amerada Hess Corp.                                 579,420       47,732,620
---------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                      1,406,900       82,162,960
---------------------------------------------------------------------------
ChevronTexaco Corp.                                633,200       33,249,332
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,244,700       63,803,322
---------------------------------------------------------------------------
Murphy Oil Corp.                                   406,700       32,719,015
===========================================================================
                                                                259,667,249
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.49%

ALLTEL Corp.                                       577,200       33,916,272
===========================================================================

INTERNET RETAIL-0.95%

eBay Inc.(a)                                       265,000       30,814,200
---------------------------------------------------------------------------
IAC/InterActiveCorp(a)(c)                        1,235,400       34,121,748
===========================================================================
                                                                 64,935,948
===========================================================================

INTERNET SOFTWARE & SERVICES-0.60%

Yahoo! Inc.(a)                                   1,100,000       41,448,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.42%

Goldman Sachs Group, Inc. (The)                    300,000       31,212,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          649,700       38,832,569
---------------------------------------------------------------------------
Morgan Stanley                                   1,723,100       95,666,512
===========================================================================
                                                                165,711,081
===========================================================================

IT CONSULTING & OTHER SERVICES-1.22%

Accenture Ltd.-Class A (Bermuda)(a)              3,099,500       83,686,500
===========================================================================

LIFE & HEALTH INSURANCE-0.54%

Prudential Financial, Inc.                         672,900       36,982,584
===========================================================================

MANAGED HEALTH CARE-1.94%

Aetna Inc.                                         250,000       31,187,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.                            515,000       45,335,450
---------------------------------------------------------------------------
WellPoint Inc.(a)                                  492,800       56,672,000
===========================================================================
                                                                133,194,950
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MOTORCYCLE MANUFACTURERS-0.39%

Harley-Davidson, Inc.                              440,000   $   26,730,000
===========================================================================

MOVIES & ENTERTAINMENT-0.79%

Walt Disney Co. (The)                            1,940,000       53,932,000
===========================================================================

MULTI-LINE INSURANCE-0.45%

Hartford Financial Services Group, Inc. (The)      450,000       31,189,500
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.46%

Dominion Resources, Inc.                           462,000       31,295,880
===========================================================================

OFFICE ELECTRONICS-1.32%

Xerox Corp.(a)                                   5,319,300       90,481,293
===========================================================================

OIL & GAS DRILLING-1.71%

GlobalSantaFe Corp. (Cayman Islands)             1,158,000       38,341,380
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               661,600       33,933,464
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)              1,060,000       44,933,400
===========================================================================
                                                                117,208,244
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.88%

Baker Hughes Inc.                                1,089,000       46,467,630
---------------------------------------------------------------------------
BJ Services Co.                                    716,000       33,322,640
---------------------------------------------------------------------------
Halliburton Co.                                  1,280,000       50,227,200
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    548,000       36,688,600
---------------------------------------------------------------------------
Smith International, Inc.(a)                       570,750       31,054,507
===========================================================================
                                                                197,760,577
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.29%

Citigroup Inc.                                   2,070,400       99,751,872
---------------------------------------------------------------------------
JPMorgan Chase & Co.                             1,464,000       57,110,640
===========================================================================
                                                                156,862,512
===========================================================================

PACKAGED FOODS & MEATS-3.98%

Campbell Soup Co.                                1,632,700       48,801,403
---------------------------------------------------------------------------
General Mills, Inc.                              2,170,600      107,900,526
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         2,277,400       81,098,214
---------------------------------------------------------------------------
Sara Lee Corp.                                   1,453,300       35,082,662
===========================================================================
                                                                272,882,805
===========================================================================

PAPER PRODUCTS-0.68%

Georgia-Pacific Corp.                            1,223,000       45,838,040
---------------------------------------------------------------------------
Neenah Paper, Inc.(a)(c)                            17,948          585,105
===========================================================================
                                                                 46,423,145
===========================================================================

PERSONAL PRODUCTS-1.08%

Estee Lauder Cos. Inc. (The)-Class A               565,000       25,860,050
---------------------------------------------------------------------------
Gillette Co. (The)                               1,075,000       48,138,500
===========================================================================
                                                                 73,998,550
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

PHARMACEUTICALS-9.23%

Bristol-Myers Squibb Co.                         1,887,800   $   48,365,436
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     1,510,000       67,738,600
---------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)         1,651,100       78,245,629
---------------------------------------------------------------------------
Johnson & Johnson                                1,472,400       93,379,608
---------------------------------------------------------------------------
Merck & Co. Inc.                                 2,708,600       87,054,404
---------------------------------------------------------------------------
Pfizer Inc.                                      1,572,700       42,289,903
---------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                         936,600       74,731,005
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,745,400       52,117,644
---------------------------------------------------------------------------
Wyeth                                            2,091,300       89,068,467
===========================================================================
                                                                632,990,696
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.75%

ACE Ltd. (Cayman Islands)                        2,285,900       97,722,225
---------------------------------------------------------------------------
Allstate Corp. (The)                               400,000       20,688,000
---------------------------------------------------------------------------
Chubb Corp. (The)                                  450,000       34,605,000
---------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                956,100       35,442,627
===========================================================================
                                                                188,457,852
===========================================================================

PUBLISHING-1.74%

Gannett Co., Inc.                                  519,600       42,451,320
---------------------------------------------------------------------------
New York Times Co. (The)-Class A                   815,200       33,260,160
---------------------------------------------------------------------------
Tribune Co.                                      1,030,000       43,404,200
===========================================================================
                                                                119,115,680
===========================================================================

RAILROADS-1.12%

Norfolk Southern Corp.                             960,200       34,749,638
---------------------------------------------------------------------------
Union Pacific Corp.                                621,200       41,775,700
===========================================================================
                                                                 76,525,338
===========================================================================

REGIONAL BANKS-0.94%

BB&T Corp.                                         819,000       34,438,950
---------------------------------------------------------------------------
SunTrust Banks, Inc.                               405,400       29,950,952
===========================================================================
                                                                 64,389,902
===========================================================================

RESTAURANTS-1.24%

McDonald's Corp.                                 1,250,000       40,075,000
---------------------------------------------------------------------------
Yum! Brands, Inc.                                  950,000       44,821,000
===========================================================================
                                                                 84,896,000
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.51%

Applied Materials, Inc.(a)                       2,030,000       34,713,000
===========================================================================

SEMICONDUCTORS-2.55%

Analog Devices, Inc.                             1,744,200       64,395,864
---------------------------------------------------------------------------
Intel Corp.                                      1,881,800       44,015,302
---------------------------------------------------------------------------
National Semiconductor Corp.                     1,994,700       35,804,865
---------------------------------------------------------------------------
Xilinx, Inc.                                     1,030,600       30,557,290
===========================================================================
                                                                174,773,321
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


SOFT DRINKS-0.88%

Coca-Cola Co. (The)                                800,000   $   33,304,000
---------------------------------------------------------------------------
PepsiCo, Inc.                                      525,000       27,405,000
===========================================================================
                                                                 60,709,000
===========================================================================

SPECIALTY STORES-0.33%

Staples, Inc.                                      670,000       22,585,700
===========================================================================

SYSTEMS SOFTWARE-4.73%

Adobe Systems Inc.                                 350,000       21,959,000
---------------------------------------------------------------------------
Computer Associates International, Inc.          3,772,700      117,180,062
---------------------------------------------------------------------------
Microsoft Corp.                                  3,795,200      101,369,792
---------------------------------------------------------------------------
Oracle Corp.(a)                                  2,450,000       33,614,000
---------------------------------------------------------------------------
Symantec Corp.(a)                                1,950,000       50,232,000
===========================================================================
                                                                324,354,854
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.66%

Countrywide Financial Corp.                        365,000       13,508,650
---------------------------------------------------------------------------
Fannie Mae                                         911,500       64,907,915
---------------------------------------------------------------------------
Washington Mutual, Inc.                            832,400       35,193,872
===========================================================================
                                                                113,610,437
===========================================================================
Total Common Stocks & Other Equity Interests
  (Cost $5,683,380,702)                                       6,629,977,914
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-3.47%

Liquid Assets Portfolio-Institutional
  Class(d)                                     119,054,041   $  119,054,041
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    119,054,041      119,054,041
===========================================================================
    Total Money Market Funds (Cost
      $238,108,082)                                             238,108,082
===========================================================================
TOTAL INVESTMENTS-100.17% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,921,488,784)                                             6,868,085,996
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.40%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   27,306,920       27,306,920
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $27,306,920)                                         27,306,920
===========================================================================
TOTAL INVESTMENTS-100.57% (Cost
  $5,948,795,704)                                             6,895,392,916
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.57%)                           (39,241,056)
===========================================================================
NET ASSETS-100.00%                                           $6,856,151,860
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $126,371,585, which represented 1.83% of the Fund's Total Investments. See
    Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $5,683,380,702)*                           $ 6,629,977,914
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $265,415,002)                      265,415,002
============================================================
  Total investments (cost $5,948,795,704)      6,895,392,916
____________________________________________________________
============================================================
Foreign currencies, at market value (cost
  $314)                                                  327
------------------------------------------------------------
Receivables for:
  Investments sold                                30,095,164
------------------------------------------------------------
  Fund shares sold                                   876,506
------------------------------------------------------------
  Dividends                                       11,615,984
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  570,984
------------------------------------------------------------
Other assets                                          66,109
============================================================
  Total assets                                 6,938,617,990
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           10,619,597
------------------------------------------------------------
  Fund shares reacquired                          37,448,126
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,267,901
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        27,306,920
------------------------------------------------------------
Accrued distribution fees                          2,923,342
------------------------------------------------------------
Accrued transfer agent fees                        2,446,786
------------------------------------------------------------
Accrued operating expenses                           453,458
============================================================
  Total liabilities                               82,466,130
============================================================
Net assets applicable to shares outstanding  $ 6,856,151,860
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $10,092,375,074
------------------------------------------------------------
Undistributed net investment income                 (788,589)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                       (4,182,032,090)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              946,597,465
============================================================
                                             $ 6,856,151,860
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 4,225,191,623
____________________________________________________________
============================================================
Class B                                      $ 2,315,118,550
____________________________________________________________
============================================================
Class C                                      $   312,034,903
____________________________________________________________
============================================================
Class R                                      $       831,863
____________________________________________________________
============================================================
Institutional Class                          $     2,974,921
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          427,648,250
____________________________________________________________
============================================================
Class B                                          252,665,016
____________________________________________________________
============================================================
Class C                                           34,026,511
____________________________________________________________
============================================================
Class R                                               84,630
____________________________________________________________
============================================================
Institutional Class                                  298,926
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.88
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.88 divided by
      94.50%)                                $         10.46
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          9.16
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          9.17
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.83
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.95
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $26,012,960 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $994,634)        $ 125,438,615
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $403,714*)                         3,358,823
---------------------------------------------------------------------------
Interest                                                             98,725
===========================================================================
  Total investment income                                       128,896,163
===========================================================================

EXPENSES:

Advisory fees                                                    49,234,296
---------------------------------------------------------------------------
Administrative services fees                                        725,065
---------------------------------------------------------------------------
Custodian fees                                                      600,725
---------------------------------------------------------------------------
Distribution fees:

  Class A                                                        11,551,335
---------------------------------------------------------------------------
  Class B                                                        28,505,751
---------------------------------------------------------------------------
  Class C                                                         3,624,154
---------------------------------------------------------------------------
  Class R                                                             3,593
---------------------------------------------------------------------------
Transfer agent fees--Class A,B,C,R & Institutional               26,056,032
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                              225,306
---------------------------------------------------------------------------
Other                                                             3,640,523
===========================================================================
  Total expenses                                                124,166,780
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (1,766,556)
===========================================================================
  Net expenses                                                  122,400,224
===========================================================================
Net investment income                                             6,495,939
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         528,077,046
---------------------------------------------------------------------------
  Foreign currencies                                               (259,491)
---------------------------------------------------------------------------
  Futures contracts                                              15,858,268
===========================================================================
                                                                543,675,823
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (222,461,581)
---------------------------------------------------------------------------
  Foreign currencies                                                (17,361)
---------------------------------------------------------------------------
  Futures contracts                                             (11,022,800)
===========================================================================
                                                               (233,501,742)
===========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             310,174,081
===========================================================================
Net increase in net assets resulting from operations          $ 316,670,020
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004               2003
------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                $     6,495,939    $   (25,735,883)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                                543,675,823       (519,632,972)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (233,501,742)     2,505,788,002
================================================================================================
    Net increase in net assets resulting from operations          316,670,020      1,960,419,147
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (6,005,272)                --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 (28,013)                --
================================================================================================
    Decrease in net assets resulting from distributions            (6,033,285)                --
================================================================================================
Share transactions-net:
  Class A                                                      (1,093,570,069)      (586,536,341)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,396,211,918)    (1,467,119,888)
------------------------------------------------------------------------------------------------
  Class C                                                        (134,394,245)      (101,720,007)
------------------------------------------------------------------------------------------------
  Class R                                                             137,938            318,566
------------------------------------------------------------------------------------------------
  Institutional Class                                                 603,693           (625,385)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (2,623,434,601)    (2,155,683,055)
================================================================================================
    Net increase (decrease) in net assets                      (2,312,797,866)      (195,263,908)
================================================================================================

NET ASSETS:

  Beginning of year                                             9,168,949,726      9,364,213,634
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(788,589) and $(990,003), respectively)        $ 6,856,151,860    $ 9,168,949,726
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $150 million, plus 0.615% of the next $4.85 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $770,935.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $885,101 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $725,065 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $26,056,032 for Class A, Class B, Class C, Class R and Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $11,551,335, $28,505,751, $3,624,154 and
$3,593, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $388,971 in front-end sales commissions from the sale of Class A shares and $6,192, $241,988, $19,556 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND
FUND                      12/31/2003        AT COST             SALES         (DEPRECIATION)      12/31/04        INCOME
--------------------------------------------------------------------------------------------------------------------------
Liquid Asset Portfolio-
  Institutional Class    $149,855,268    $1,520,793,513    $(1,551,594,740)    $         --     $119,054,041    $1,488,808
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class    149,855,268      1,520,793,513    (1,551,594,740)               --     119,054,041      1,466,301
==========================================================================================================================
  Subtotal               $299,710,536    $3,041,587,026    $(3,103,189,480)    $         --     $238,108,082    $2,955,109
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
Liquid Asset Portfolio-
  Institutional Class    $         --
-----------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================
  Subtotal               $         --
=======================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND
FUND                      12/31/2003        AT COST             SALES         (DEPRECIATION)      12/31/04       INCOME*
--------------------------------------------------------------------------------------------------------------------------
Liquid Asset Portfolio-
  Institutional Class    $119,778,490    $  649,658,610    $ (769,437,100)     $         --     $        --     $  315,099
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class             --        300,579,793      (273,272,873)               --      27,306,920         88,615
==========================================================================================================================
  Subtotal               $119,778,490    $  950,238,403    $(1,042,709,973)    $         --     $27,306,920     $  403,714
==========================================================================================================================
  Total                  $419,489,026    $3,991,825,429    $(4,145,899,453)    $         --     $265,415,002    $3,358,823
__________________________________________________________________________________________________________________________
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
Liquid Asset Portfolio-
  Institutional Class    $         --
-----------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================
  Subtotal               $         --
=======================
  Total                  $         --
_______________________
=======================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $208,839,267 and $151,062,573, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $108,971 and credits in custodian fees of $1,549 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $110,520.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $21,824 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $26,012,960 were on loan to brokers. The loans were secured by cash collateral of $27,306,920 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $403,714 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $6,033,285    $         --
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
-------------------------------------------------------------------------------
Undistributed ordinary income                                   $       239,299
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                              924,089,426
-------------------------------------------------------------------------------
Temporary book/tax differences                                       (1,121,639)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (4,159,430,300)
-------------------------------------------------------------------------------
Shares of beneficial interest                                    10,092,375,074
===============================================================================
Total net assets                                                $ 6,856,151,860
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and return of capital distributions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $253.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and return of capital distributions.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $4,144,170,085 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $543,143,350 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
----------------------------------------------------------------------------------
December 31, 2009                                                 $1,147,080,694
----------------------------------------------------------------------------------
December 31, 2010                                                  2,279,293,105
----------------------------------------------------------------------------------
December 31, 2011                                                    733,056,501
==================================================================================
Total capital loss carryforward                                   $4,159,430,300
__________________________________________________________________________________
==================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Premier Equity II Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $6,524,651,967 and $9,092,451,785, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,060,577,425
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (136,488,252)
==============================================================================
Net unrealized appreciation of investment securities            $  924,089,173
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $5,971,303,743.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income (loss) was decreased by $261,240, undistributed net realized gain (loss) was increased by $281,979 and shares of beneficial interest decreased by $20,739. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2004                               2003
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       19,026,912    $   177,793,866      39,598,262    $   320,765,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        7,798,250         67,922,205      13,786,253        105,078,641
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,961,009         17,069,552       3,249,627         24,835,033
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           39,878            369,677          89,985            704,135
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              276,850          2,558,155              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          550,080          5,357,824              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                2,565             25,160              --                 --
================================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                               --                 --       2,782,677         24,469,013
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,838,877         31,511,253
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --       1,461,575         11,994,377
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       64,231,883        602,604,466      77,425,211        643,745,569
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (69,041,635)      (602,604,466)    (82,660,881)      (643,745,569)
================================================================================================================================
Reacquired:
  Class A                                                     (201,673,468)    (1,879,326,225)   (192,041,009)    (1,575,516,546)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (99,213,876)      (861,529,657)   (126,732,034)      (959,964,213)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (17,405,960)      (151,463,797)    (18,159,353)      (138,549,417)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (24,986)          (231,739)        (47,869)          (385,569)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (205,058)        (1,979,622)        (74,164)          (625,385)
================================================================================================================================
                                                              (293,677,556)   $(2,623,434,601)   (277,482,843)   $(2,155,683,055)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell the Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Premier Equity II Fund pursuant to a plan of reorganization approved by AIM Premier Equity II Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,083,129 shares of the Fund for 12,162,356 shares of AIM Premier Equity II Fund outstanding as of the close of business November 21, 2003. AIM Premier Equity II Fund net assets at that date of $67,974,643 including $(5,277,895) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,817,104,791.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004             2003          2002          2001        2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     9.38       $     7.51    $    10.87    $    12.51   $     16.28
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.04(b)(c)       0.01(b)      (0.01)(b)     (0.00)        (0.04)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.47             1.86         (3.35)        (1.63)        (2.42)
================================================================================================================================
    Total from investment operations                             0.51             1.87         (3.36)        (1.63)        (2.46)
================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.01)              --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --            --         (0.01)        (1.31)
================================================================================================================================
    Total distributions                                         (0.01)              --            --         (0.01)        (1.31)
================================================================================================================================
Net asset value, end of period                             $     9.88       $     9.38    $     7.51    $    10.87   $     12.51
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                                  5.48%           24.90%       (30.91)%      (12.99)%      (14.95)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $4,225,192       $5,116,444    $4,642,361    $8,502,699   $11,223,504
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.26%(e)         1.26%         1.17%         1.08%         1.00%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.28%(e)         1.27%         1.19%         1.12%         1.04%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         0.39%(c)(e)       0.07%       (0.08)%       (0.03)%       (0.11)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            86%              37%           36%           38%           67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $0.03 and 0.24% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of 4,620,534,125.

                                                                                          CLASS B
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004             2003          2002          2001        2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     8.75       $     7.07    $    10.30    $    11.94   $     15.73
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(b)(c)      (0.05)(b)      (0.07)(b)   (0.09)        (0.31)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.44             1.73         (3.16)        (1.54)        (2.17)
================================================================================================================================
    Total from investment operations                             0.41             1.68         (3.23)        (1.63)        (2.48)
================================================================================================================================
Less distributions from net realized gains                         --               --            --         (0.01)        (1.31)
================================================================================================================================
Net asset value, end of period                             $     9.16       $     8.75    $     7.07    $    10.30   $     11.94
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                                  4.69%           23.76%       (31.36)%      (13.61)%      (15.65)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $2,315,119       $3,616,395    $4,274,489    $9,186,980   $12,491,366
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.01%(e)         2.01%         1.92%         1.84%         1.77%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.03%(e)         2.02%         1.94%         1.88%         1.81%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.36)%(c)(e)      (0.68)%      (0.84)%      (0.79)%       (0.89)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            86%              37%           36%           38%           67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $2,850,575,141.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2004             2003        2002        2001       2000(A)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.76         $   7.07    $  10.31    $  11.95    $    15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(b)(c)     (0.05)(b)    (0.07)(b)    (0.09)      (0.31)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.44             1.74       (3.17)      (1.54)        (2.17)
=============================================================================================================================
    Total from investment operations                              0.41             1.69       (3.24)      (1.63)        (2.48)
=============================================================================================================================
Less distributions from net realized gains                          --               --          --       (0.01)        (1.31)
=============================================================================================================================
Net asset value, end of period                                $   9.17         $   8.76    $   7.07    $  10.31    $    11.95
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(d)                                                   4.68%           23.90%     (31.43)%    (13.60)%      (15.62)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $312,035         $433,332    $444,901    $943,211    $1,262,192
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.01%(e)         2.01%       1.92%       1.84%         1.77%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.03%(e)         2.02%       1.94%       1.88%         1.81%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.36)%(c)(e)    (0.68)%     (0.84)%     (0.79)%       (0.88)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             86%              37%         36%         38%           67%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $362,415,401.

                                                                              CLASS R
                                                              ---------------------------------------
                                                                                        JUNE 3, 2002
                                                                    YEAR ENDED           (DATE SALES
                                                                   DECEMBER 31,         COMMENCED) TO
                                                              ----------------------    DECEMBER 31,
                                                              2004             2003         2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.34           $ 7.50       $  9.16
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.01(a)(b)       (0.01)(a)      (0.02)(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.48              1.85         (1.64)
=====================================================================================================
    Total from investment operations                          0.49              1.84         (1.66)
=====================================================================================================
Net asset value, end of period                                $9.83           $ 9.34       $  7.50
_____________________________________________________________________________________________________
=====================================================================================================
Total return(c)                                               5.25%            24.53%       (18.12)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $832            $  651       $   207
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.51%(d)          1.51%         1.48%(e)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.53%(d)          1.52%         1.50%(e)
=====================================================================================================
Ratio of net investment income (loss) to average net assets   0.14%(b)(d)      (0.18)%       (0.40)%(e)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                      86%               37%           36%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.00) and (0.01)% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $718,550.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                           MARCH 15,
                                                                                             2002
                                                                    YEAR ENDED            (DATE SALES
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              -----------------------    DECEMBER 31,
                                                               2004             2003         2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.47           $ 7.55       $10.66
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.10(a)(b)       0.05(a)      0.03(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.47             1.87        (3.14)
======================================================================================================
    Total from investment operations                            0.57             1.92        (3.11)
======================================================================================================
Less distributions from net realized gains                     (0.09)              --           --
======================================================================================================
Net asset value, end of period                                $ 9.95           $ 9.47       $ 7.55
______________________________________________________________________________________________________
======================================================================================================
Total return(c)                                                 6.06%           25.43%      (29.17)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,975           $2,127       $2,255
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.58%(d)         0.71%        0.66%(e)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.60%(d)         0.72%        0.68%(e)
======================================================================================================
Ratio of net investment income to average net assets            1.07%(b)(d)      0.62%        0.42%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                        86%              37%          36%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.09 and 0.92% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,244,088.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTEREST-99.21%

ADVERTISING-1.22%

R.H. Donnelley Corp.(a)                             99,700   $  5,887,285
=========================================================================

AEROSPACE & DEFENSE-2.01%

Alliant Techsystems Inc.(a)                         75,900      4,962,342
-------------------------------------------------------------------------
Curtiss-Wright Corp.                                81,800      4,696,138
=========================================================================
                                                                9,658,480
=========================================================================

AIR FREIGHT & LOGISTICS-2.26%

EGL, Inc.(a)                                       153,000      4,573,170
-------------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)                92,900      6,319,058
=========================================================================
                                                               10,892,228
=========================================================================

ALUMINUM-0.49%

Century Aluminum Co.(a)                             90,000      2,363,400
=========================================================================

APPAREL RETAIL-6.15%

Aeropostale, Inc.(a)                               152,850      4,498,375
-------------------------------------------------------------------------
Cache, Inc.(a)                                     347,250      6,257,445
-------------------------------------------------------------------------
Finish Line, Inc. (The)-Class A                    151,400      2,770,620
-------------------------------------------------------------------------
Genesco Inc.(a)                                    177,200      5,518,008
-------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     159,200      5,088,032
-------------------------------------------------------------------------
Stage Stores, Inc.(a)                              131,700      5,468,184
=========================================================================
                                                               29,600,664
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.27%

Quiksilver, Inc.(a)                                205,300      6,115,887
=========================================================================

APPLICATION SOFTWARE-6.45%

Altiris, Inc.(a)                                    73,900      2,618,277
-------------------------------------------------------------------------
ANSYS, Inc.(a)                                      99,000      3,173,940
-------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                        120,700      5,627,034
-------------------------------------------------------------------------
Kronos Inc.(a)                                      51,900      2,653,647
-------------------------------------------------------------------------
MICROS Systems, Inc.(a)                             94,100      7,345,446
-------------------------------------------------------------------------
RSA Security Inc.(a)                               232,600      4,665,956
-------------------------------------------------------------------------
SERENA Software, Inc.(a)                           128,200      2,774,248
-------------------------------------------------------------------------
Verint Systems Inc.(a)                              61,100      2,219,763
=========================================================================
                                                               31,078,311
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.13%

Affiliated Managers Group, Inc.(a)(b)               80,400      5,446,296
=========================================================================

BIOTECHNOLOGY-2.15%

DOV Pharmaceutical, Inc.(a)                        123,000      2,220,150
-------------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                     71,400      3,520,020
-------------------------------------------------------------------------
Serologicals Corp.(a)(b)                           208,900      4,620,868
=========================================================================
                                                               10,361,038
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


BUILDING PRODUCTS-0.55%

NCI Building Systems, Inc.(a)                       70,700   $  2,651,250
=========================================================================

COMMERCIAL PRINTING-0.54%

Banta Corp.                                         58,000      2,596,080
=========================================================================

COMMUNICATIONS EQUIPMENT-0.89%

CommScope, Inc.(a)                                 226,500      4,280,850
=========================================================================

COMPUTER HARDWARE-1.56%

Intergraph Corp.(a)                                 86,900      2,340,217
-------------------------------------------------------------------------
Stratasys, Inc.(a)(b)                              153,900      5,164,884
=========================================================================
                                                                7,505,101
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

Synaptics Inc.(a)                                  130,400      3,987,632
=========================================================================

CONSTRUCTION & ENGINEERING-1.26%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                             151,700      6,068,000
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.16%

Wabash National Corp.(a)(b)                        182,900      4,925,497
-------------------------------------------------------------------------
Wabtec Corp.                                       257,800      5,496,296
=========================================================================
                                                               10,421,793
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.42%

Jackson Hewitt Tax Service Inc.                    285,000      7,196,250
-------------------------------------------------------------------------
NCO Group, Inc.(a)                                 171,900      4,443,615
=========================================================================
                                                               11,639,865
=========================================================================

DIVERSIFIED METALS & MINING-1.33%

Compass Minerals International, Inc.               263,400      6,382,182
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Paxar Corp.(a)                                     217,300      4,817,541
=========================================================================

ENVIRONMENTAL SERVICES-1.08%

Waste Connections, Inc.(a)                         152,400      5,219,700
=========================================================================

GAS UTILITIES-0.48%

New Jersey Resources Corp.                          53,800      2,331,692
=========================================================================

HEALTH CARE EQUIPMENT-1.61%

Adeza Biomedical Corp.(a)                           50,400        884,520
-------------------------------------------------------------------------
Datascope Corp.                                     54,388      2,158,660
-------------------------------------------------------------------------
Invacare Corp.                                     101,800      4,709,268
=========================================================================
                                                                7,752,448
=========================================================================

HEALTH CARE FACILITIES-2.71%

Genesis HealthCare Corp.(a)                         71,800      2,515,154
-------------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                        199,700      5,981,015
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

VCA Antech, Inc.(a)(b)                             233,400   $  4,574,640
=========================================================================
                                                               13,070,809
=========================================================================

HEALTH CARE SERVICES-0.56%

Apria Healthcare Group Inc.(a)                      82,300      2,711,785
=========================================================================

HEALTH CARE SUPPLIES-2.04%

Haemonetics Corp.(a)                               122,800      4,446,588
-------------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)                 151,500      5,360,070
=========================================================================
                                                                9,806,658
=========================================================================

HOTELS, RESORTS & CRUISE LINES-2.22%

Kerzner International Ltd. (Bahamas)(a)             92,000      5,524,600
-------------------------------------------------------------------------
La Quinta Corp.(a)                                 571,100      5,191,299
=========================================================================
                                                               10,715,899
=========================================================================

HOUSEWARES & SPECIALTIES-2.38%

Jarden Corp.(a)                                    134,700      5,851,368
-------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                   168,700      5,597,466
=========================================================================
                                                               11,448,834
=========================================================================

INDUSTRIAL GASES-0.93%

Airgas, Inc.                                       168,300      4,461,633
=========================================================================

INDUSTRIAL MACHINERY-3.11%

Kaydon Corp.                                       150,500      4,969,510
-------------------------------------------------------------------------
Kennametal Inc.                                    108,300      5,390,091
-------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                          122,800      4,623,420
=========================================================================
                                                               14,983,021
=========================================================================

INSURANCE BROKERS-1.51%

Hilb Rogal & Hobbs Co.                             101,300      3,671,112
-------------------------------------------------------------------------
U.S.I. Holdings Corp.(a)(b)                        310,200      3,589,014
=========================================================================
                                                                7,260,126
=========================================================================

INTERNET SOFTWARE & SERVICES-1.20%

Digital River, Inc.(a)                              76,800      3,195,648
-------------------------------------------------------------------------
Digitas Inc.(a)                                    272,500      2,602,375
=========================================================================
                                                                5,798,023
=========================================================================

INVESTMENT BANKING & BROKERAGE-0.93%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(c)(d)               44,800      4,480,000
=========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.10%

iShares Nasdaq Biotechnology Index Fund(a)(b)       70,400      5,308,160
=========================================================================

IT CONSULTING & OTHER SERVICES-0.63%

CACI International Inc.-Class A(a)                  44,600      3,038,598
=========================================================================

MANAGED HEALTH CARE-1.34%

AMERIGROUP Corp.(a)                                 44,100      3,336,606
-------------------------------------------------------------------------
Sierra Health Services, Inc.(a)                     57,000      3,141,270
=========================================================================
                                                                6,477,876
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


METAL & GLASS CONTAINERS-1.10%

AptarGroup, Inc.                                   100,200   $  5,288,556
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.27%

Avista Corp.                                       124,900      2,206,983
-------------------------------------------------------------------------
Energen Corp.                                       66,400      3,914,280
=========================================================================
                                                                6,121,263
=========================================================================

OFFICE SERVICES & SUPPLIES-0.62%

Brady Corp.-Class A                                 48,000      3,003,360
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

FMC Technologies, Inc.(a)                          119,300      3,841,460
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.53%

Comstock Resources, Inc.(a)                        140,000      3,087,000
-------------------------------------------------------------------------
Penn Virginia Corp.                                127,900      5,188,903
-------------------------------------------------------------------------
Plains Exploration & Production Co.(a)             173,100      4,500,600
-------------------------------------------------------------------------
Warren Resources Inc.(a)                           466,600      4,246,060
=========================================================================
                                                               17,022,563
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.58%

Golar LNG Ltd. (Bermuda)(a)(e)                     191,600      2,782,457
=========================================================================

PACKAGED FOODS & MEATS-1.15%

Flowers Foods, Inc.                                174,900      5,523,342
=========================================================================

PAPER PRODUCTS-1.07%

Wausau-Mosinee Paper Corp.                         287,600      5,136,536
=========================================================================

PHARMACEUTICALS-0.72%

Medicines Co. (The)(a)                             120,400      3,467,520
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.15%

Philadelphia Consolidated Holding Corp.(a)          83,500      5,522,690
=========================================================================

REAL ESTATE-2.14%

Alexandria Real Estate Equities, Inc.               35,300      2,627,026
-------------------------------------------------------------------------
Amli Residential Properties Trust                   72,000      2,304,000
-------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost $4,704,275)(c)           311,300      5,369,925
=========================================================================
                                                               10,300,951
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.22%

Jones Lang LaSalle Inc.(a)                         157,250      5,882,723
=========================================================================

REGIONAL BANKS-5.39%

Alabama National BanCorp.                           74,700      4,818,150
-------------------------------------------------------------------------
Bank of the Ozarks, Inc.                            51,200      1,742,336
-------------------------------------------------------------------------
Boston Private Financial Holdings, Inc.             87,700      2,470,509
-------------------------------------------------------------------------
Cathay General Bancorp                             127,300      4,773,750
-------------------------------------------------------------------------
CVB Financial Corp.                                103,000      2,735,680
-------------------------------------------------------------------------
Hancock Holding Co.                                 70,100      2,345,546
-------------------------------------------------------------------------
Hudson United Bancorp                               61,000      2,402,180
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

MB Financial, Inc.                                  58,300   $  2,457,345
-------------------------------------------------------------------------
Wintrust Financial Corp.                            39,100      2,227,136
=========================================================================
                                                               25,972,632
=========================================================================

RESTAURANTS-2.18%

Lone Star Steakhouse & Saloon, Inc.                 94,300      2,640,400
-------------------------------------------------------------------------
Papa John's International, Inc.(a)(b)               76,200      2,624,328
-------------------------------------------------------------------------
Steak n Shake Co. (The)(a)                         260,800      5,236,864
=========================================================================
                                                               10,501,592
=========================================================================

SEMICONDUCTOR EQUIPMENT-2.10%

ATMI, Inc.(a)                                      174,500      3,931,485
-------------------------------------------------------------------------
Cymer, Inc.(a)                                      81,400      2,404,556
-------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          102,200      3,766,070
=========================================================================
                                                               10,102,111
=========================================================================

SEMICONDUCTORS-1.98%

DSP Group, Inc.(a)                                 202,500      4,521,825
-------------------------------------------------------------------------
Semtech Corp.(a)                                   123,400      2,698,758
-------------------------------------------------------------------------
Silicon Laboratories Inc.(a)                        65,300      2,305,743
=========================================================================
                                                                9,526,326
=========================================================================

SPECIALTY CHEMICALS-2.07%

Albemarle Corp.                                    135,000      5,225,850
-------------------------------------------------------------------------
Minerals Technologies Inc.                          71,250      4,752,375
=========================================================================
                                                                9,978,225
=========================================================================

STEEL-1.36%

Commercial Metals Co.                              129,800      6,562,688
=========================================================================

TECHNOLOGY DISTRIBUTORS-3.20%

Anixter International Inc.                         127,700      4,595,923
-------------------------------------------------------------------------
Global Imaging Systems, Inc.(a)(b)                 147,300      5,818,350
-------------------------------------------------------------------------
ScanSource, Inc.(a)                                 80,700      5,016,312
=========================================================================
                                                               15,430,585
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.57%

Corus Bankshares, Inc.                              51,600      2,477,316
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-(CONTINUED)

Harbor Florida Bancshares, Inc.                     71,700   $  2,481,537
-------------------------------------------------------------------------
Sterling Financial Corp.(a)                         65,900      2,587,234
=========================================================================
                                                                7,546,087
=========================================================================

TIRES & RUBBER-0.50%

Bandag, Inc.                                        48,800      2,430,728
=========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.10%

Watsco, Inc.                                       150,600      5,304,132
=========================================================================

TRUCKING-2.91%

Landstar System, Inc.(a)(b)                         97,000      7,143,080
-------------------------------------------------------------------------
Overnite Corp.                                     183,900      6,848,436
=========================================================================
                                                               13,991,516
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $372,591,691)                           477,859,188
=========================================================================

MONEY MARKET FUNDS-0.95%

Liquid Assets Portfolio-Institutional
  Class(f)                                       2,284,239      2,284,239
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)      2,284,239      2,284,239
=========================================================================
    Total Money Market Funds (Cost
      $4,568,478)                                               4,568,478
=========================================================================
TOTAL INVESTMENTS-100.16% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $377,160,169)                 482,427,666
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.94%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                   11,898,095     11,898,095
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                   11,898,095     11,898,095
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $23,796,190)                                       23,796,190
=========================================================================
TOTAL INVESTMENTS-105.10% (Cost $400,956,359)                 506,223,856
=========================================================================
OTHER ASSETS LESS LIABILITIES-(5.10%)                         (24,584,240)
=========================================================================
NET ASSETS-100.00%                                           $481,639,616
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this securities has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $9,849,925, which represented 2.05% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.88% of the Fund's Total Investments. See
    Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.55% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $372,591,691)*                               $477,859,188
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $28,364,668)                             28,364,668
===========================================================
    Total investments (cost $400,956,359)       506,223,856
===========================================================
Receivables for:
  Fund shares sold                                  519,097
-----------------------------------------------------------
  Dividends                                         333,164
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               29,517
-----------------------------------------------------------
Other assets                                         25,761
===========================================================
    Total assets                                507,131,395
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                               6,147
-----------------------------------------------------------
  Fund shares reacquired                          1,202,587
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 41,547
-----------------------------------------------------------
  Collateral upon return of securities loaned    23,796,190
-----------------------------------------------------------
Accrued distribution fees                           258,400
-----------------------------------------------------------
Accrued transfer agent fees                         111,647
-----------------------------------------------------------
Accrued operating expenses                           75,261
===========================================================
    Total liabilities                            25,491,779
===========================================================
Net assets applicable to shares outstanding    $481,639,616
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $369,758,220
-----------------------------------------------------------
Undistributed net investment income (loss)          (33,759)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts     6,647,658
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                    105,267,497
===========================================================
                                               $481,639,616
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $247,580,522
___________________________________________________________
===========================================================
Class B                                        $156,450,163
___________________________________________________________
===========================================================
Class C                                        $ 65,792,297
___________________________________________________________
===========================================================
Class R                                        $ 11,816,634
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,347,654
___________________________________________________________
===========================================================
Class B                                          12,593,607
___________________________________________________________
===========================================================
Class C                                           5,298,435
___________________________________________________________
===========================================================
Class R                                             929,531
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.80
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.80 divided
      by 94.50%)                               $      13.54
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.42
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.42
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      12.71
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $23,145,704 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,461)          $  3,404,786
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $106,952*)                          247,892
--------------------------------------------------------------------------
Interest                                                           108,936
==========================================================================
    Total investment income                                      3,761,614
==========================================================================

EXPENSES:

Advisory fees                                                    4,233,084
--------------------------------------------------------------------------
Administrative services fees                                       144,542
--------------------------------------------------------------------------
Custodian fees                                                      61,210
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          899,368
--------------------------------------------------------------------------
  Class B                                                        1,645,132
--------------------------------------------------------------------------
  Class C                                                          694,862
--------------------------------------------------------------------------
  Class R                                                           35,241
--------------------------------------------------------------------------
Transfer agent fees                                              1,581,544
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              26,310
--------------------------------------------------------------------------
Other                                                              377,433
==========================================================================
    Total expenses                                               9,698,726
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (331,308)
==========================================================================
    Net expenses                                                 9,367,418
==========================================================================
Net investment income (loss)                                    (5,605,804)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         63,023,411
--------------------------------------------------------------------------
  Futures contracts                                                190,607
==========================================================================
                                                                63,214,018
==========================================================================
Change in net unrealized appreciation (depreciation) of
  Investment securities                                        (17,288,151)
==========================================================================
Net gain from investment securities and futures contracts       45,925,867
==========================================================================
Net increase in net assets resulting from operations          $ 40,320,063
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (5,605,804)   $ (4,347,265)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            63,214,018      23,914,515
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (17,288,151)    123,707,904
==========================================================================================
    Net increase in net assets resulting from operations        40,320,063     143,275,154
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (6,812,723)             --
------------------------------------------------------------------------------------------
  Class B                                                       (4,459,412)             --
------------------------------------------------------------------------------------------
  Class C                                                       (1,866,092)             --
------------------------------------------------------------------------------------------
  Class R                                                         (312,412)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (13,450,639)             --
==========================================================================================
Share transactions-net:
  Class A                                                      (33,241,596)     52,426,841
------------------------------------------------------------------------------------------
  Class B                                                      (29,808,487)     29,417,204
------------------------------------------------------------------------------------------
  Class C                                                      (13,451,247)     13,847,595
------------------------------------------------------------------------------------------
  Class R                                                        8,911,070       2,003,122
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (67,590,260)     97,694,762
==========================================================================================
    Net increase (decrease) in net assets                      (40,720,836)    240,969,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            522,360,452     281,390,536
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(33,759) and $(28,398), respectively)          $481,639,616    $522,360,452
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    Effective December 13, 2004, the Fund is open to new investors.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,093.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $77,059 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $144,542.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $1,581,544. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to December 13, 2004, during the Fund's closing to new investors, AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $655,183, $1,645,132, $694,862 and $35,241, respectively, after AIM Distributors waived Class A Plan fees of $244,185.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $69,295 in front-end sales commissions from the sale of Class A shares and $15,228, $21,617, $7,791 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $10,035,910      $125,196,617      $(132,948,288)        $   --         $ 2,284,239     $ 71,349       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,035,910       125,196,617       (132,948,288)            --           2,284,239       69,591           --
==================================================================================================================================
  Subtotal        $20,071,820      $250,393,234      $(265,896,576)        $   --         $ 4,568,478     $140,940       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $34,938,267      $ 61,029,785      $ (84,069,957)        $   --         $11,898,095     $ 54,140       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            34,938,266        60,968,494        (84,008,665)            --          11,898,095       52,812           --
==================================================================================================================================
  Subtotal        $69,876,533      $121,998,279      $(168,078,622)        $   --         $23,796,190     $106,952       $   --
==================================================================================================================================
  Total           $89,948,353      $372,391,513      $(433,975,198)        $   --         $28,364,668     $247,892       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $300,030 and $37,347,871, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $6,971 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,971.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,807 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $23,145,704 were on loan to brokers. The loans were secured by cash collateral of $23,796,190 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties $106,952 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004        2003
----------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $13,450,639    $  --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,049,173
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,190,927
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           104,675,055
----------------------------------------------------------------------------
Temporary book/tax differences                                       (33,759)
----------------------------------------------------------------------------
Shares of beneficial interest                                    369,758,220
============================================================================
Total net assets                                                $481,639,616
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $36,493,693 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has no capital loss carryforward as of December 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $601,606,710 and $673,181,079, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $107,403,441
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,728,386)
==============================================================================
Net unrealized appreciation of investment securities             $104,675,055
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $401,548,801.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income (loss) was increased by $5,600,443 and undistributed net realized gain was decreased by $5,600,443. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,288,228    $ 52,758,227    11,095,421    $109,381,334
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,064,168      12,839,431     5,802,424      56,480,592
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        867,391      10,449,258     2,724,692      26,562,929
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        823,003      10,162,089       231,356       2,309,531
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        481,426       6,080,413            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        327,877       4,019,765            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        119,514       1,465,238            --              --
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         24,270         304,591            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        622,034       7,675,039       474,336       4,772,838
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (637,822)     (7,675,039)     (483,310)     (4,772,838)
======================================================================================================================
Reacquired:
  Class A                                                     (8,184,332)    (99,755,275)   (6,516,746)    (61,727,331)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,263,817)    (38,992,644)   (2,491,251)    (22,290,550)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,126,834)    (25,365,743)   (1,358,495)    (12,715,334)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (126,430)     (1,555,610)      (29,381)       (306,409)
======================================================================================================================
                                                              (5,721,324)   $(67,590,260)    9,449,046    $ 97,694,762
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM Affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                     -----------------------------------------------------         DECEMBER 31,
                                                       2004           2003           2002           2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  12.03       $   8.23       $  10.19       $   9.36           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.22           3.89          (1.91)          0.88             (0.64)
=================================================================================================================================
    Total from investment operations                     1.13           3.80          (1.96)          0.83             (0.64)
=================================================================================================================================
Less distributions from net realized gains              (0.36)            --             --          (0.00)               --
=================================================================================================================================
Net asset value, end of period                       $  12.80       $  12.03       $   8.23       $  10.19           $  9.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.45%         46.17%        (19.23)%         8.92%            (6.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $247,581       $266,284       $140,652       $105,146           $32,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements        1.53%(c)       1.77%          1.67%          1.78%             1.78%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                       1.64%(c)       1.77%          1.67%          1.78%             2.72%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.77)%(c)     (0.89)%        (0.54)%        (0.57)%           (0.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                124%           112%           117%           123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $256,962,380.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,                         COMMENCED) TO
                                                   ------------------------------------------------------          DECEMBER 31,
                                                     2004            2003           2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  11.77        $   8.11        $ 10.11        $  9.33            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.18)(a)       (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    1.19            3.81          (1.89)          0.89              (0.64)
=================================================================================================================================
    Total from investment operations                   1.01            3.66          (2.00)          0.78              (0.67)
=================================================================================================================================
Less distributions from net realized gains            (0.36)             --             --             --                 --
=================================================================================================================================
Net asset value, end of period                     $  12.42        $  11.77        $  8.11        $ 10.11            $  9.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        8.64%          45.13%        (19.78)%         8.36%             (6.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $156,450        $177,811        $99,551        $64,012            $16,385
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements      2.27%(c)        2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                     2.29%(c)        2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.51)%(c)      (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                              124%            112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $164,513,168.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,                        COMMENCED) TO
                                                     ----------------------------------------------------          DECEMBER 31,
                                                      2004           2003           2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 11.77        $  8.11        $ 10.10        $  9.34             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.18)(a)      (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.19           3.81          (1.88)          0.87              (0.63)
=================================================================================================================================
    Total from investment operations                    1.01           3.66          (1.99)          0.76              (0.66)
=================================================================================================================================
Less distributions from net realized gains             (0.36)            --             --             --                 --
=================================================================================================================================
Net asset value, end of period                       $ 12.42        $ 11.77        $  8.11        $ 10.10             $ 9.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         8.64%         45.13%        (19.70)%         8.14%             (6.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $65,792        $75,763        $41,132        $29,548             $9,028
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements       2.27%(c)       2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                      2.29%(c)       2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.51)%(c)     (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                               124%           112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,486,188.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 3, 2002
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------        DECEMBER 31,
                                                               2004           2003             2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.99        $ 8.22           $ 10.58
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)(a)     (0.11)(a)         (0.04)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.20          3.88             (2.32)
========================================================================================================
    Total from investment operations                             1.08          3.77             (2.36)
========================================================================================================
Less distributions from net realized gains                      (0.36)           --                --
========================================================================================================
Net asset value, end of period                                $ 12.71        $11.99           $  8.22
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                  9.06%        45.86%           (22.31)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,817        $2,502           $    55
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.77%(c)      1.92%             1.92%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             1.79%(c)      1.92%             1.92%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.01)%(c)    (1.04)%           (0.78)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                        124%          112%              117%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,048,177.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.